UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Emerging Markets Dividend Fund

BlackRock Energy & Resources Portfolio

BlackRock Flexible Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Opportunities Portfolio

BlackRock Managed Volatility Portfolio

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock U.S. Opportunities Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

            Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2015

Date of reporting period: 09/30/2015

Item 1 – Report to Stockholders

SEPTEMBER 30, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

▶   BlackRock All-Cap Energy & Resources Portfolio

▶   BlackRock Emerging Markets Dividend Fund

▶   BlackRock Energy & Resources Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS	SEPTEMBER 30, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions were the overarching themes driving financial markets during the 12-month period ended September 30, 2015. U.S. economic growth was picking up considerably in the fourth quarter of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (the “Fed”) would eventually be inclined to raise short-term interest rates. International markets struggled even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, fueling a sell-off in energy-related assets and emerging markets. Investors piled into U.S. Treasury bonds as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks temporarily abated and the U.S. economy hit a soft patch amid a harsh winter and a west coast port strike. High valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia began to improve, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar posed another significant headwind for the asset class.

U.S. economic growth regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. These concerns abated when the Greek parliament passed a series of austerity and reform measures in July. But the market’s calm was short-lived. Signs of weakness in China’s economy sparked extreme levels of volatility in Chinese equities despite policymakers’ attempts to stabilize the market.

Higher volatility spread through markets globally in the third quarter as further evidence of deceleration in China stoked worries about overall global growth. Weakening demand caused oil prices to slide once again, igniting another steep sell-off in emerging markets. Global volatility spiked higher as investors speculated whether the Fed would raise rates at its September meeting. News that the rate hike had been postponed brought little relief in the markets as the central bank’s decision reinforced investors’ concerns about the state of the global economy. Global equities and high yield bonds broadly declined, while higher quality assets, including U.S. Treasury bonds, municipal bonds and investment grade credit benefited from investors seeking shelter amid global uncertainty.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.18)%	(0.61)%
U.S. small cap equities (Russell 2000® Index)	(11.55)	1.25
International equities (MSCI Europe, Australasia, Far East Index)	(9.68)	(8.66)
Emerging market equities (MSCI Emerging Markets Index)	(17.33)	(19.28)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.21)	6.03
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.47)	2.94
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.70	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(4.82)	(3.40)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2015	BlackRock All-Cap Energy & Resources Portfolio

Investment Objective

BlackRock All-Cap Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2015, the Fund underperformed the MSCI World Energy Index.

What factors influenced performance?

•

The Fund’s overweight position in Encana Corp., a mid-cap exploration & production (“E&P”) company, was the largest detractor from relative performance. The company came under pressure after it issued new stock to raise funds and subsequently reported earnings that came in below expectations. These subpar results were driven by lower-than-expected oil production growth in the company’s Permian basin acreage. The market has been particularly sensitive to news regarding this acreage, as Encana acquired it at a time of declining oil prices in late 2014.

•

The Fund’s underweight in refining stocks, one of the strongest performing segments of the energy sector over the last 12 months, detracted from relative performance. Rising inventories weighed on U.S. oil prices at times during the period, leading to a wider spread between West Texas Intermediate (U.S. crude) and Brent crude (international crude). This divergence was beneficial for Gulf Coast refiners such as Valero Energy Corp. and Marathon Petroleum Corp., which were able to take advantage of the spread between the two types of oil.

•	During the period, a mid-cap producer that is not held by either the Fund or its benchmark purchased just under 6,000 acres of oil field in the

Permian Basin for $260 million. Other E&P companies with oil field acreage in the Permian, including the Fund’s holding Cimarex Energy Co., performed well as a result. Cimarex also delivered robust results throughout the period, which enabled its stock to display above-average resilience to the volatility in oil prices.

Describe recent portfolio activity.

•

Early in 2015, the investment advisor began to increase the portfolio’s oil price sensitivity in a gradual fashion. This decision was driven by increasing evidence that energy companies had begun to react to lower oil prices in a meaningful way by reducing spending and scaling back future drilling plans. The Fund achieved this predominantly by adding to its positions in E&P companies and reducing exposure to lower-beta and more defensive integrated oil and gas companies.

Describe portfolio positioning at period end.

•

The Fund continued to make use of market volatility to add to its highest-conviction ideas. It retained a bias in favor of higher-quality companies, and it continued to favor lower-cost producers with strong balance sheets and limited financing risk. The Fund is underweight in the oil services industry, particularly in companies exposed to the offshore markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Exxon Mobil Corp.	10%
Royal Dutch Shell PLC, Class A	10
ConocoPhillips	7
Schlumberger Ltd.	6
Anadarko Petroleum Corp.	5
Enbridge, Inc.	5
BG Group PLC	4
Cimarex Energy Co.	4
Marathon Oil Corp.	4
Phillips 66	4

Industry Allocation	Percent of Long-Term Investments

Oil, Gas & Consumable Fuels	93%
Energy Equipment & Services	7

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2015

BlackRock All-Cap Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]	A free float-adjusted market capitalization index that represents the energy segment in global developed market equity performance.

Performance Summary for the Period Ended September 30, 2015
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(23.48)%	(37.94)%	N/A	(5.74)%	N/A	(0.37)%	N/A
Service	(23.59)	(38.17)	N/A	(6.08)	N/A	(0.74)	N/A
Investor A	(23.63)	(38.17)	(41.42)%	(6.14)	(7.14)%	(0.76)	(1.29)%
Investor B	(23.88)	(38.63)	(41.39)	(6.83)	(7.20)	(1.34)	(1.34)
Investor C	(23.83)	(38.60)	(39.21)	(6.79)	(6.79)	(1.47)	(1.47)
MSCI World Energy Index	(19.02)	(33.34)	N/A	(0.65)	N/A	0.34	N/A

[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund

Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$765.20	$4.25	$1,000.00	$1,020.26	$ 4.86	0.96%
Service	$1,000.00	$764.10	$6.10	$1,000.00	$1,018.15	$ 6.98	1.38%
Investor A	$1,000.00	$763.70	$6.10	$1,000.00	$1,018.15	$ 6.98	1.38%
Investor B	$1,000.00	$761.20	$9.27	$1,000.00	$1,014.54	$10.61	2.10%
Investor C	$1,000.00	$761.70	$9.27	$1,000.00	$1,014.54	$10.61	2.10%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	5

Fund Summary as of September 30, 2015	BlackRock Emerging Markets Dividend Fund

Investment Objective

BlackRock Emerging Markets Dividend Fund’s (the “Fund”) investment objective is primarily to seek investment income; and, as a secondary objective, to seek capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2015, the Fund’s Institutional and Investor A Shares outperformed the benchmark, the MSCI Emerging Markets Index, while Investor C Shares underperformed.

What factors influenced performance?

•

The Fund’s overweight position in Mexico, together with its stock selection in the country, was a leading contributor to performance. More broadly, the Fund’s bias towards higher-quality companies with longer-term growth characteristics helped insulate the portfolio from the increased volatility in Mexico’s stock market. Among individual stocks, the airport operators Grupo Aeroportuario del Pacifico SAB de CV and Grupo Aeroportuario del Sureste SAB de CV both posted strong gains due in part to increased passenger traffic. Similarly, the Fund’s overweight to more defensive consumer staples stocks such as Kimberly-Clark de Mexico SAB de CV and Fomento Economico Mexicano SAB de CV added to performance. Both companies benefited from improving consumption data and price increases, leading to higher gross profit margins.

•

Emerging market stocks fell sharply and underperformed the developed world markets during the period. The combination of declining commodity prices, U.S. dollar strength and slowing economic growth in key markets such as China and Brazil led to a significant downturn in stock prices from the end of May onward.

•	Security selection in the financials sector, where the Fund was hurt by its overweight positions in the Brazilian stocks Itau Unibanco Holding SA and

BB Seguridade Participacoes SA, was the primary detractor from performance. Both stocks fell in sympathy with the Brazilian stock market as a whole, as policymakers were unable to address the structural issues weighing on the country’s economy. The Fund’s broad positioning in China also detracted due to the elevated volatility in that market.

Describe recent portfolio activity.

•

The Fund reduced its weighting in the consumer discretionary sector early in 2015, exiting positions in gaming companies such as NagaCorp Ltd. (Cambodia), Sands China Ltd. (Hong Kong) and Grand Korea Leisure Co., Ltd. More recently, the Fund increased its allocation to the more defensive consumer staples and telecommunications sectors to help mitigate the risks of an interest rate increase by the U.S. Federal Reserve and/or additional strength in the U.S. dollar. As part of this shift, the Fund initiated positions in China Mobile Ltd. and the Indian tobacco company ITC Ltd., and it added to its existing position in SK Telecom Ltd.

Describe portfolio positioning at period end.

•

Relative to the benchmark, the Fund ended the period with its largest overweight position in Mexico and its most significant underweights in South Africa and South Korea. The underweight in South Korea reflects the country’s low dividend yields and the unattractive capital allocation policies for many Korean companies. At the sector level and relative to the benchmark, the Fund was overweight in the consumer staples and industrials sectors and underweight in materials and information technology.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	5%
Industrial & Commercial Bank of China Ltd., H Shares	5
Hengan International Group Co. Ltd.	4
China Mobile Ltd.	4
Itau Unibanco Holding SA — ADR	3
SK Telecom Co. Ltd.	3
Magnit PJSC — GDR	3
Grupo Aeroportuario del Pacifico SAB de CV, Class B	3
Lukoil PJSC — ADR	3
Kimberly-Clark de Mexico SAB de CV, Class A	3

Geographic Allocation	Percent of Long-Term Investments

China	24%
Taiwan	14
Mexico	11
Thailand	8
Brazil	8
South Korea	7
Russia	7
India	6
South Africa	3
Chile	3
Other[1]	9

[1]	Includes holdings within countries that are 2% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2015

BlackRock Emerging Markets Dividend Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge. The Fund’s total returns prior to August 16, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock China Fund.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend paying equity securities of, or derivatives having economic characteristics similar to the dividend-paying equity securities of companies domiciled in, or tied economically to, emerging market countries.

[3]

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2015
		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(15.63)%	(18.71)%	N/A	(6.13)%	N/A
Investor A	(15.69)	(18.89)	(23.15)%	(6.37)	(7.50)%
Investor C	(16.05)	(19.67)	(20.45)	(7.05)	(7.05)
MSCI Emerging Markets Index	(17.33)	(19.28)	N/A	(6.64)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on April 29, 2011.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$843.70	$ 6.93	$1,000.00	$1,017.55	$ 7.59	1.50%
Investor A	$1,000.00	$843.10	$ 8.09	$1,000.00	$1,016.29	$ 8.85	1.75%
Investor C	$1,000.00	$839.50	$11.53	$1,000.00	$1,012.53	$12.61	2.50%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	7

Fund Summary as of September 30, 2015	BlackRock Energy & Resources Portfolio

Investment Objective

BlackRock Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2015, the Fund underperformed the MSCI World Small and Mid-Cap Energy Index.

What factors influenced performance?

•

The Fund’s underweight in refining stocks, one of the strongest performing segments of the energy sector in the last 12 months, detracted from relative performance. Rising inventories weighed on U.S. oil prices at times during the period, leading to a wider spread between West Texas Intermediate (U.S. crude) and Brent crude (international crude). This divergence was beneficial for refiners such as Tesoro Corp. and HollyFrontier Corp., which were able to take advantage of the spread between the two types of oil.

•

The Fund’s overweight position in Encana Corp., a mid-cap exploration & production (“E&P”) company, was the largest detractor from relative performance. The company came under pressure after it issued new stock to raise funds and subsequently reported earnings that came in below expectations. These subpar results were driven by lower-than-expected oil production growth in the company’s Permian basin acreage. The market has been particularly sensitive to news regarding this acreage, as Encana acquired it at a time of declining oil prices in late 2014.

•

During the period, a mid-cap producer that is not held by either the Fund or its benchmark purchased just under 6,000 acres of oil field in the Permian Basin for $260 million. Other E&P companies with oil field acreage in the Permian, including the Fund’s holding in Cimarex Energy Co., performed well as a result. Cimarex also delivered robust results throughout the period, which enabled its stock to display above- average resilience to the volatility in oil prices.

•

The Australian E&P company Woodside Petroleum Ltd. bid for Oil Search Ltd. in September, as merger-and-acquisition activity in the sector continued. Oil Search, also an Australian-listed E&P, rejected the bid. However, its share price remained above prior levels to reflect the value inherent in the bid. The Fund’s out-of-benchmark position in Oil Search contributed to relative performance as a result.

Describe recent portfolio activity.

•

Early in 2015, the investment advisor began to increase the portfolio’s oil price sensitivity in a gradual fashion. This decision was driven by increasing evidence that energy companies had begun to react to lower oil prices in a meaningful way by reducing spending and scaling back future drilling plans. The Fund achieved this predominantly by adding to its positions in E&P companies and reducing exposure to lower-beta and more defensive integrated oil and gas companies.

•

The Fund reduced its exposure to producers with higher costs and rotated the proceeds into lower-cost, better-capitalized E&Ps. The Fund also slightly reduced the extent of its underweight in the oil services industry by adding to its position in the U.S.- focused company Helmerich & Payne, Inc.

Describe portfolio positioning at period end.

•

The Fund continued to make use of market volatility to add to its highest-conviction ideas. It retained a bias in favor of higher-quality companies, and it continued to favor lower-cost producers with strong balance sheets and limited financing risk. The Fund is underweight in the oil services industry, particularly in companies exposed to the offshore markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Cimarex Energy Co.	7%
Enbridge, Inc.	7
EQT Corp.	6
Cabot Oil & Gas Corp.	6
Oil Search Ltd.	5
Marathon Oil Corp.	4
AltaGas Ltd.	4
Hess Corp.	4
Cairn Energy PLC	4
Cameron International Corp.	4

Industry Allocation	Percent of Long-Term Investments

Oil, Gas & Consumable Fuels	92%
Energy Equipment & Services	8

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2015

BlackRock Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]

An index comprised of the energy sector constituents of the MSCI World SMID Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of the mid and small cap developed market.

Performance Summary for the Period Ended September 30, 2015
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(28.03)%	(48.69)%	N/A	(10.15)%	N/A	(4.24)%	N/A
Investor A	(28.15)	(48.86)	(51.54)%	(10.45)	(11.41)%	(4.54)	(5.06)%
Investor B	(28.39)	(49.24)	(51.53)	(11.13)	(11.47)	(5.12)	(5.12)
Investor C	(28.43)	(49.24)	(49.74)	(11.11)	(11.11)	(5.24)	(5.24)
MSCI World Small and Mid-Cap Energy Index	(26.68)	(48.05)	N/A	(7.82)	N/A	(2.56)	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$719.70	$4.61	$1,000.00	$1,019.70	$ 5.42	1.07%
Investor A	$1,000.00	$718.50	$5.82	$1,000.00	$1,018.30	$ 6.83	1.35%
Investor B	$1,000.00	$716.10	$9.03	$1,000.00	$1,014.54	$10.61	2.10%
Investor C	$1,000.00	$715.70	$8.95	$1,000.00	$1,014.64	$10.50	2.08%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of certain Funds’ expenses. Without such waiver and/or reimbursement, such Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2015 and held through September 30, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	11

Schedule of Investments September 30, 2015	BlackRock All-Cap Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment & Services — 7.0%
Halliburton Co.	36,400	$1,286,740
Schlumberger Ltd.	90,041	6,210,128

		7,496,868
Oil, Gas & Consumable Fuels — 89.9%
Anadarko Petroleum Corp.	90,300	5,453,217
BG Group PLC	312,425	4,506,993
BP PLC	414,300	2,101,892
Cabot Oil & Gas Corp.	93,200	2,037,352
Cairn Energy PLC (a)	616,500	1,309,441
Carrizo Oil & Gas, Inc. (a)	17,937	547,796
Cimarex Energy Co.	43,300	4,437,384
ConocoPhillips	144,200	6,915,832
Devon Energy Corp.	105,500	3,912,995
Enbridge, Inc.	128,600	4,774,919
Encana Corp.	198,291	1,276,373
Energen Corp.	17,316	863,376
EOG Resources, Inc.	53,640	3,904,992
EQT Corp.	30,600	1,981,962
Exxon Mobil Corp.	142,600	10,602,310
Hess Corp.	73,500	3,679,410
Kosmos Energy Ltd. (a)	178,014	993,318
Laredo Petroleum, Inc. (a)(b)	153,134	1,444,054
Marathon Oil Corp.	274,800	4,231,920
Noble Energy, Inc.	77,500	2,338,950
Oil Search Ltd.	459,797	2,334,588
Phillips 66	54,800	4,210,832
Pioneer Natural Resources Co.	32,100	3,904,644

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Range Resources Corp.	31,900	$1,024,627
Royal Dutch Shell PLC, Class A	440,700	10,403,592
Southwestern Energy Co. (a)	69,300	879,417
Statoil ASA	147,012	2,143,301
TOTAL SA	83,600	3,760,588

		95,976,075
Total Long-Term Investments (Cost — $126,542,586) — 96.9%		103,472,943

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (c)(d)	1,684,891	1,684,891
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.26% (c)(d)(e)	$1,057	1,057,122
Total Short-Term Securities (Cost — $2,742,013) — 2.6%		2,742,013
Total Investments (Cost — $129,284,599) — 99.5%		106,214,956
Other Assets Less Liabilities — (0.5)%		503,887

Net Assets — 100.0%		$106,718,843

Notes to Schedule of Investments
(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended September 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Net Activity	Shares/ Beneficial Interest Held at September 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,666,592	(1,981,701)	1,684,891	$2,345
BlackRock Liquidity Series, LLC, Money Market Series	—	$1,057,122	$1,057,122	$109,714	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Portfolio Abbreviations
ADR	American Depositary Receipts	NVDR	Non-Voting Depository Receipts
GDR	Global Depositary Receipts

See Notes to Financial Statements.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments (concluded)	BlackRock All-Cap Energy & Resources Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

As of period end, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$7,496,868	—	—	$7,496,868
Oil, Gas & Consumable Fuels	69,415,680	$26,560,395	—	95,976,075
Short-Term Securities	1,684,891	1,057,122	—	2,742,013

Total	$78,597,439	$27,617,517	—	$106,214,956

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$205,360	—	—	$205,360
Liabilities:
Bank overdraft	—	$(180,977)	—	(180,977)
Collateral on securities loaned at value	—	(1,057,122)	—	(1,057,122)

Total	$205,360	$(1,238,099)	—	$(1,032,739)

During the year ended September 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	13

Schedule of Investments September 30, 2015	BlackRock Emerging Markets Dividend Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Brazil — 7.4%
BB Seguridade Participacoes SA	4,529	$28,206
CETIP SA — Mercados Organizados	4,142	34,363
Itau Unibanco Holding SA — ADR	11,369	75,263
Kroton Educacional SA	7,709	15,089
Multiplan Empreendimentos Imobiliarios SA	2,137	22,914

		175,835
Chile — 2.9%
Banco de Chile — ADR	790	49,612
Sociedad Quimica y Minera de Chile SA — ADR	1,275	18,539

		68,151
China — 22.1%
Beijing Capital International Airport Co. Ltd., H Shares	38,000	35,519
China Construction Bank Corp., H Shares	64,000	42,709
China Merchants Holdings International Co. Ltd.	16,432	48,517
China Mobile Ltd.	7,500	89,773
China Shenhua Energy Co. Ltd., H Shares	14,500	22,270
China Vanke Co. Ltd., H Shares	17,200	36,951
Hengan International Group Co. Ltd.	10,000	97,717
Industrial & Commercial Bank of China Ltd., H Shares	182,000	105,142
Jiangsu Expressway Co. Ltd., H Shares	24,000	30,743
Zhejiang Expressway Co. Ltd., H Shares	12,000	13,108

		522,449
Czech Republic — 0.6%
Komercni Banka A/S	65	14,088
Greece — 0.7%
OPAP SA	1,815	16,452
Hong Kong — 2.1%
China Mobile Ltd. — ADR	817	48,611
India — 6.2%
Axis Bank Ltd. — GDR	1,246	46,974
Infosys Ltd. — ADR	2,548	48,641
ITC Ltd. — GDR (a)	10,000	50,190

		145,805
Indonesia — 1.3%
Bank Central Asia Tbk PT	20,601	17,296
Media Nusantara Citra Tbk PT	110,724	12,435

		29,731
Kazakhstan — 0.2%
KCell JSC — GDR	905	4,715
Mexico — 11.4%
Bolsa Mexicana de Valores SAB de CV	24,111	37,825
Fomento Economico Mexicano SAB de CV — ADR	506	45,161
Grupo Aeroportuario del Pacifico SAB de CV, Class B	6,989	60,774
Grupo Aeroportuario del Sureste SAB de CV — ADR	351	53,447
Kimberly-Clark de Mexico SAB de CV, Class A	26,398	59,698

Common Stocks	Shares	Value
Mexico (continued)
Mexico Real Estate Management SA de CV	9,653	$12,203

		269,108
Peru — 0.9%
Credicorp Ltd.	209	22,229
Philippines — 0.9%
Alliance Global Group, Inc.	67,100	22,045
Poland — 1.3%
KGHM Polska Miedz SA	1,417	30,609
Russia — 6.8%
Lukoil PJSC — ADR	1,763	59,871
Magnit PJSC — GDR	1,547	73,900
NOVATEK OAO — GDR	290	26,389

		160,160
South Africa — 3.2%
Mr. Price Group Ltd.	2,144	29,929
Sanlam Ltd.	10,294	44,516

		74,445
South Korea — 5.5%
GS Home Shopping, Inc.	104	16,683
SK Hynix, Inc.	897	25,583
SK Telecom Co. Ltd.	337	74,759
SK Telecom Co. Ltd. — ADR	552	13,469

		130,494
Taiwan — 13.5%
Chipbond Technology Corp.	10,000	14,552
Cleanaway Co. Ltd.	4,000	17,893
Delta Electronics, Inc.	4,000	18,867
Eclat Textile Co. Ltd.	1,000	15,879
Far EasTone Telecommunications Co. Ltd.	13,000	28,037
Lite-On Technology Corp.	12,080	11,129
Makalot Industrial Co. Ltd.	1,069	8,822
Quanta Computer, Inc.	13,000	22,628
Taiwan Semiconductor Manufacturing Co. Ltd.	6,000	24,046
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	6,044	125,413
Tripod Technology Corp.	9,000	12,983
Yageo Corp.	11,902	18,245

		318,494
Thailand — 7.5%
Advanced Info Service PCL — NVDR	4,000	24,948
BEC World PCL — NVDR	16,800	14,825
Kasikornbank PCL — NVDR	10,400	49,125
PTT PCL — NVDR	2,500	16,602
Siam City Cement PCL — NVDR	1,784	16,728
Siam Commercial Bank PCL — NVDR	7,900	29,239
Thai Oil PCL — NVDR	16,800	24,491

		175,958
Turkey — 1.1%
Tupras Turkiye Petrol Rafinerileri A/S	1,043	25,564
Total Common Stocks — 95.6%		2,254,943

See Notes to Financial Statements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Emerging Markets Dividend Fund

Participation Notes (a)	Shares	Value
China — 2.0%
Deutsche Bank AG (Kweichow Moutai Co., Ltd., Class A), due 6/10/16	600	$17,962
Deutsche Bank AG (Shanghai International Airport Co., Ltd., Class A), due 1/19/17	6,300	27,471

		45,433
South Korea — 1.5%
Deutsche Bank AG (Hyundai Motor & Finance Co.), due 8/12/23	1,410	35,985
Total Participation Notes — 3.5%		81,418
Total Long-Term Investments (Cost — $2,556,701) — 99.1%		2,336,361

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (b)(c)	27,717	$27,717
Total Short-Term Securities (Cost — $27,717) — 1.2%		27,717
Total Investments (Cost — $2,584,418) — 100.3%		2,364,078
Liabilities in Excess of Other Assets — (0.3)%		(6,002)

Net Assets — 100.0%		$2,358,076

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the year ended September 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Net Activity	Shares/ Beneficial Interest Held at September 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	147,277	(119,560)	27,717	$68
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—	$511	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(c)	Represents the current yield as of report date.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended September 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Foreign currency transactions	—	—	—	$12,469	—	$12,469
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations	—	—	—	$(13,424)	—	$(13,424)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$73,757
Average amounts sold — in USD	$42,483

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	15

Schedule of Investments (concluded)	BlackRock Emerging Markets Dividend Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Brazil	$175,835	—	—	$175,835
Chile	68,151	—	—	68,151
China	—	$522,449	—	522,449
Czech Republic	—	14,088	—	14,088
Greece	—	16,452	—	16,452
Hong Kong	48,611	—	—	48,611
India	145,805	—	—	145,805
Indonesia	—	29,731	—	29,731
Kazakhstan	4,715	—	—	4,715
Mexico	269,108	—	—	269,108
Peru	22,229	—	—	22,229
Philippines	—	22,045	—	22,045
Poland	—	30,609	—	30,609
Russia	160,160	—	—	160,160
South Africa	—	74,445	—	74,445
South Korea	13,469	117,025	—	130,494
Taiwan	125,413	193,081	—	318,494
Thailand	—	175,958	—	175,958
Turkey	—	25,564	—	25,564
Participation Notes:
China	—	45,433	—	45,433
South Korea	—	35,985	—	35,985
Short-Term Securities	27,717	—	—	27,717

Total	$1,061,213	$1,302,865	—	$2,364,078

The Fund may hold assets and in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$4,494	—	—	$4,494
Foreign currency at value	4,209	—	—	4,209

Total	$8,703	—	—	$8,703

During the year ended September 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments September 30, 2015	BlackRock Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment & Services — 8.1%
Cameron International Corp. (a)	157,000	$9,627,240
Helmerich & Payne, Inc.	156,500	7,396,190
Poseidon Concepts Corp. (a)	35,081	105
Superior Energy Services, Inc.	286,557	3,619,215

		20,642,750
Oil, Gas & Consumable Fuels — 87.6%
AltaGas Ltd.	425,400	10,481,193
Cabot Oil & Gas Corp.	628,300	13,734,638
Cairn Energy PLC (a)	4,578,100	9,723,849
Canadian Oil Sands Ltd.	657,300	3,107,953
Carrizo Oil & Gas, Inc. (a)	264,200	8,068,668
Cimarex Energy Co.	166,910	17,104,937
Concho Resources, Inc. (a)	90,900	8,935,470
CONSOL Energy, Inc.	384,700	3,770,060
Enbridge, Inc.	441,200	16,381,761
Encana Corp.	1,012,179	6,515,262
Energen Corp.	84,744	4,225,336
EQT Corp.	218,044	14,122,710
Genel Energy PLC (a)	86,060	361,791
Gulfport Energy Corp. (a)	191,635	5,687,727
Hess Corp.	202,500	10,137,150
Ithaca Energy, Inc. (a)	4,077,100	1,894,194
Kosmos Energy Ltd. (a)	1,212,888	6,767,915
Laredo Petroleum, Inc. (a)	763,478	7,199,597
Longview Energy Co. (a)	85,400	145,180
Marathon Oil Corp.	708,100	10,904,740
Murphy Oil Corp.	212,200	5,135,240
Noble Energy, Inc.	163,370	4,930,507
Oil Search Ltd.	2,256,130	11,455,347
Painted Pony Petroleum Ltd. (a)	551,400	2,256,009
Pioneer Natural Resources Co.	77,437	9,419,437

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Range Resources Corp.	279,340	$8,972,401
RSP Permian, Inc. (a)	263,142	5,328,625
SM Energy Co.	215,800	6,914,232
Southwestern Energy Co. (a)	601,900	7,638,111
TransGlobe Energy Corp.	709,000	1,854,185

		223,174,225
Total Common Stocks — 95.7%		243,816,975

Warrants
Oil, Gas & Consumable Fuels — 0.0%
Magnum Hunter Resources Corp. (Issued/Exercisable 10/15/13, 1 Share for 1 Warrant, Expires 4/15/16, Strike Price $8.50) (a)	235,700	2
Total Warrants — 0.0%		2
Total Long-Term Investments (Cost — $345,439,341) — 95.7%		243,816,977

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (b)(c)	8,250,169	8,250,169
Total Short-Term Securities (Cost — $8,250,169) — 3.2%		8,250,169
Total Investments (Cost — $353,689,510) — 98.9%		252,067,146
Other Assets Less Liabilities — 1.1%		2,820,512

Net Assets — 100.0%		$254,887,658

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the year ended September 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2014	Net Activity	Shares Held at September 30, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	9,547,958	(1,297,789)	8,250,169	$5,147	$1,503

(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	17

Schedule of Investments (concluded)	BlackRock Energy & Resources Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$20,642,645	$105	—	$20,642,750
Oil, Gas & Consumable Fuels	201,488,058	21,540,987	$145,180	223,174,225
Warrants	—	2	—	2
Short-Term Securities	8,250,169	—	—	8,250,169

Total	$230,380,872	$21,541,094	$145,180	$252,067,146

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$324,532	—	—	$324,532
Foreign currency at value	220,627	—	—	220,627

Total	$545,159	—	—	$545,159

During the year ended September 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Statements of Assets and Liabilities

September 30, 2015	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

Assets
Investments at value — unaffiliated[1,2]	$103,472,943	$2,336,361	$243,816,977
Investments at value — affiliated[3]	2,742,013	27,717	8,250,169
Cash	—	4,494	324,532
Foreign currency at value[4]	205,360	4,209	220,627
Receivables:
Investments sold	3,294,010	4,055	6,661,069
Capital shares sold	318,120	—	274,311
Dividends — unaffiliated	131,834	5,721	46,450
Securities lending income — affiliated	35,809	6	—
From the Manager	12,800	54,377	12,580
Dividends — affiliated	177	1	583
Prepaid expenses	19,532	14,124	23,715

Total assets	110,232,598	2,451,065	259,631,013

Liabilities
Bank overdraft	180,977	—	—
Collateral on securities loaned at value	1,057,122	—	—
Payables:
Investments purchased	1,743,889	11,687	3,609,456
Capital shares redeemed	241,213	—	512,464
Transfer agent fees	106,172	1,640	263,669
Investment advisory fees	58,066	—	167,787
Professional fees	52,142	44,981	37,102
Pricing fees	—	18,663	—
Service and distribution fees	41,765	526	71,246
Custodian fees	6,126	7,023	7,734
Other affiliates	4,465	10	44,246
Officer’s and Trustees’ fees	2,543	1,553	4,151
Other accrued expenses	19,275	6,906	25,500

Total liabilities	3,513,755	92,989	4,743,355

Net Assets	$106,718,843	$2,358,076	$254,887,658

Net Assets Consist of
Paid-in capital	$197,528,284	$3,668,510	$502,028,346
Undistributed (accumulated) net investment income (loss)	1,744,888	16,320	(370,075)
Accumulated net realized loss	(69,484,134)	(1,106,263)	(145,148,938)
Net unrealized appreciation/depreciation	(23,070,195)	(220,491)	(101,621,675)

Net Assets	$106,718,843	$2,358,076	$254,887,658

[1] Investments at cost — unaffiliated	$126,542,586	$2,556,701	$345,439,341
[2] Securities loaned at value	$1,049,333	—	—
[3] Investments at cost — affiliated	$2,742,013	$27,717	$8,250,169
[4] Foreign currency at cost	$204,337	$4,231	$219,861

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	19

Statements of Assets and Liabilities (concluded)

September 30, 2015	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

Net Asset Value
Institutional
Net assets	$20,752,958	$762,761	$65,091,091

Shares outstanding[1]	2,093,467	111,099	3,348,566

Net asset value	$9.91	$6.87	$19.44

Service
Net assets	$1,024,970	—	—

Shares outstanding[1]	106,195	—	—

Net asset value	$9.65	—	—

Investor A
Net assets	$51,004,732	$1,296,391	$150,863,127

Shares outstanding[1]	5,293,780	189,627	8,995,055

Net asset value	$9.63	$6.84	$16.77

Investor B
Net assets	$1,242,737	—	$966,034

Shares outstanding[1]	135,774	—	80,098

Net asset value	$9.15	—	$12.06

Investor C
Net assets	$32,693,446	$298,924	$37,967,406

Shares outstanding[1]	3,577,305	44,067	3,174,002

Net asset value	$9.14	$6.78	$11.96

[1]	Unlimited number of shares authorized, $ 0.001 par value.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Statements of Operations

Year Ended September 31, 2015	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

Investment Income
Dividends — unaffiliated	$4,251,351	$174,117	$5,059,525
Dividends — affiliated	2,345	68	5,147
Securities lending — affiliated — net	109,714	511	—
Foreign taxes withheld	(256,141)	(17,731)	(321,955)

Total income	4,107,269	156,965	4,742,717

Expenses
Investment advisory	1,136,399	44,018	2,959,413
Service and distribution — class specific	672,453	8,382	1,178,433
Transfer agent — class specific	324,499	5,422	900,283
Administration	78,648	2,293	205,175
Registration	66,795	40,537	62,204
Professional	65,329	102,023	81,154
Accounting services	35,019	8,691	77,881
Administration — class specific	32,518	947	84,732
Printing	24,658	19,277	44,893
Custodian	14,635	25,742	21,613
Officer and Trustees	10,448	6,792	16,699
Pricing	—	27,335	—
Miscellaneous	15,856	5,934	19,726
Recoupment of past waived and/or reimbursed fees — class specific	69	—	3,901

Total expenses	2,477,326	297,393	5,656,107
Less fees waived by the Manager	(15,375)	(44,018)	(7,299)
Less administration fees waived	—	(2,293)	—
Less administration fees waived — class specific	(31,868)	(940)	(53,323)
Less transfer agent fees waived — class specific	(20,595)	(290)	(18,290)
Less transfer agent fees reimbursed — class specific	(91,691)	(4,991)	(57,707)
Less expenses reimbursed by the Manager	—	(170,180)	—

Total expenses after fees waived and/or reimbursed	2,317,797	74,681	5,519,488

Net investment income (loss)	1,789,472	82,284	(776,771)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(18,377,308)	(439,453)	(57,239,907)
Investments — affiliated	—	—	1,503
Foreign currency transactions	(43,972)	4,500	33,453

	(18,421,280)	(434,953)	(57,204,951)

Net change in unrealized appreciation/depreciation on:
Investments	(54,374,727)	(353,242)	(201,828,374)
Foreign currency translations	1,802	(13,077)	3,753

	(54,372,925)	(366,319)	(201,824,621)

Net realized and unrealized loss	(72,794,205)	(801,272)	(259,029,572)

Net Decrease in Net Assets Resulting from Operations	$(71,004,733)	$(718,988)	$(259,806,343)

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	21

Statements of Changes in Net Assets

			BlackRock
	BlackRock		Emerging		BlackRock
	All-Cap Energy &		Markets		Energy &
	Resources		Dividend		Resources
	Portfolio		Fund		Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014	2015	2014

Operations
Net investment income (loss)	$1,789,472	$1,182,643	$82,284	$111,342	$(776,771)	$(4,840,727)
Net realized gain (loss)	(18,421,280)	49,403,376	(434,953)	(126,900)	(57,204,951)	114,806,534
Net change in unrealized appreciation/depreciation	(54,372,925)	(36,681,534)	(366,319)	34,469	(201,824,621)	(101,325,236)

Net increase (decrease) in net assets resulting from operations	(71,004,733)	13,904,485	(718,988)	18,911	(259,806,343)	8,640,571

Distributions to Shareholders From[1]
Net investment income:
Institutional	(552,322)	(243,720)	(60,545)	(84,952)	—	—
Service	(18,439)	(7,889)	—	—	—	—
Investor A	(877,257)	(428,293)	(53,595)	(44,272)	—	—
Investor C	(179,697)	—	(10,861)	(7,777)	—	—

Decrease in net assets resulting from distributions to shareholders	(1,627,715)	(679,902)	(125,001)	(137,001)	—	—

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(18,251,857)	(36,929,775)	(1,958,782)	1,020,647	(19,036,566)	(113,778,135)

Net Assets
Total increase (decrease) in net assets	(90,884,305)	(23,705,192)	(2,802,771)	902,557	(278,842,909)	(105,137,564)
Beginning of year	197,603,148	221,308,340	5,160,847	4,258,290	533,730,567	638,868,131

End of year	$106,718,843	$197,603,148	$2,358,076	$5,160,847	$254,887,658	$533,730,567

Undistributed (accumulated) net investment income (loss), end of year	$1,744,888	$1,627,103	$16,320	$54,459	$(370,075)	$(1,998,731)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights	BlackRock All-Cap Energy & Resources Portfolio

	Institutional
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$16.26	$15.28	$13.51	$12.14	$13.76

Net investment income[1]	0.23	0.19	0.06	0.05	0.01
Net realized and unrealized gain (loss)	(6.34)	0.90	1.71	1.32	(1.51)[2]

Net increase (decrease) from investment operations	(6.11)	1.09	1.77	1.37	(1.50)

Distributions from net investment income[3]	(0.24)	(0.11)	(0.00)[4]	—	(0.12)

Net asset value, end of year	$9.91	$16.26	$15.28	$13.51	$12.14

Total Return[5]
Based on net asset value	(37.94)%	7.16%	13.13%	11.29%	(11.10)%[6]

Ratios to Average Net Assets
Total expenses[7]	1.11%	1.00%	0.98%	0.95%	0.93%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96%	0.96%	0.96%	0.94%	0.93%

Net investment income	1.75%	1.15%	0.49%	0.34%	0.03%

Supplemental Data
Net assets, end of year (000)	$20,753	$36,865	$35,726	$272,779	$400,269

Portfolio turnover rate	51%	71%	28%	19%	22%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011, the ratio would have been 0.91%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	23

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Service
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$15.81	$14.87	$13.20	$11.90	$13.49

Net investment income (loss)[1]	0.17	0.12	0.02	0.00 [2]	(0.05)
Net realized and unrealized gain (loss)	(6.16)	0.88	1.65	1.30	(1.47)[3]

Net increase (decrease) from investment operations	(5.99)	1.00	1.67	1.30	(1.52)

Distributions from net investment income[4]	(0.17)	(0.06)	—	—	(0.07)

Net asset value, end of year	$9.65	$15.81	$14.87	$13.20	$11.90

Total Return[5]
Based on net asset value	(38.17)%	6.72%	12.65%	10.93%	(11.36)%[6]

Ratios to Average Net Assets
Total expenses[7]	1.41%	1.35%	1.34%	1.29%	1.27%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.38%	1.34%	1.33%	1.29%	1.26%

Net investment income (loss)	1.33%	0.77%	0.17%	0.00%	(0.30)%

Supplemental Data
Net assets, end of year (000)	$1,025	$2,046	$2,298	$3,828	$4,816

Portfolio turnover rate	51%	71%	28%	19%	22%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011, the ratio would have been 1.24%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor A
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$15.77	$14.85	$13.19	$11.90	$13.50

Net investment income (loss)[1]	0.17	0.12	0.02	(0.01)	(0.06)
Net realized and unrealized gain (loss)	(6.15)	0.86	1.64	1.30	(1.47)[2]

Net increase (decrease) from investment operations	(5.98)	0.98	1.66	1.29	(1.53)

Distributions from net investment income[3]	(0.16)	(0.06)	—	—	(0.07)

Net asset value, end of year	$9.63	$15.77	$14.85	$13.19	$11.90

Total Return4
Based on net asset value	(38.17)%	6.65%	12.59%	10.84%	(11.46)%[5]

Ratios to Average Net Assets
Total expenses[6]	1.48%	1.40%	1.39%	1.35%	1.35%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.38%	1.38%	1.37%	1.34%	1.34%

Net investment income (loss)	1.33%	0.73%	0.12%	(0.09)%	(0.38)%

Supplemental Data
Net assets, end of year (000)	$51,005	$91,625	$103,388	$137,765	$187,017

Portfolio turnover rate	51%	71%	28%	19%	22%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2011, the ratio would have been 1.28%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	25

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor B
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$14.91	$14.08	$12.59	$11.45	$13.03

Net investment income (loss)[1]	0.07	(0.00)[2]	(0.08)	(0.11)	(0.18)
Net realized and unrealized gain (loss)	(5.83)	0.83	1.57	1.25	(1.40)[3]

Net increase (decrease) from investment operations	(5.76)	0.83	1.49	1.14	(1.58)

Net asset value, end of year	$9.15	$14.91	$14.08	$12.59	$11.45

Total Return[4]
Based on net asset value	(38.63)%	5.90%	11.84%	9.96%	(12.13)%[5]

Ratios to Average Net Assets
Total expenses[6]	2.47%	2.34%	2.28%	2.20%	2.11%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.10%	2.10%	2.10%	2.10%	2.10%

Net investment income (loss)	0.58%	(0.02)%	(0.60)%	(0.83)%	(1.15)%

Supplemental Data
Net assets, end of year (000)	$1,243	$3,935	$9,802	$15,162	$18,872

Portfolio turnover rate	51%	71%	28%	19%	22%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014, September 30, 2012 and September 30, 2011, the ratio would have been 2.33%, 2.19% and 2.09%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015 and September 30, 2013.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights (concluded)	BlackRock All-Cap Energy & Resources Portfolio

	Investor C
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$14.94	$14.10	$12.62	$11.47	$13.04

Net investment income (loss)[1]	0.07	0.00 [2]	(0.07)	(0.10)	(0.17)
Net realized and unrealized gain (loss)	(5.82)	0.84	1.55	1.25	(1.40)[3]

Net increase (decrease) from investment operations	(5.75)	0.84	1.48	1.15	(1.57)

Distributions from net investment income[4]	(0.05)	—	—	—	—

Net asset value, end of year	$9.14	$14.94	$14.10	$12.62	$11.47

Total Return[5]
Based on net asset value	(38.60)%	5.96%	11.73%	10.03%	(12.04)%[6]

Ratios to Average Net Assets
Total expenses[7]	2.18%	2.12%	2.12%	2.08%	2.05%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.10%	2.10%	2.09%	2.07%	2.04%

Net investment income (loss)	0.61%	0.00%	(0.59)%	(0.79)%	(1.08)%

Supplemental Data
Net assets, end of year (000)	$32,693	$63,133	$70,094	$85,649	$99,433

Portfolio turnover rate	51%	71%	28%	19%	22%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014 and September 30, 2011, the ratio would have been 2.10% and 2.03%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	27

Financial Highlights	BlackRock Emerging Markets Dividend Fund

	Institutional
	Year Ended September 30,				Period April 29, 2011[1] to September 30, 2011
	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$8.75	$8.93	$7.79	$6.90	$10.00

Net investment income[2]	0.18	0.22	0.15	0.12	0.13
Net realized and unrealized gain (loss)	(1.78)	(0.12)	1.11	0.89	(3.23)

Net increase (decrease) from investment operations	(1.60)	0.10	1.26	1.01	(3.10)

Distributions from net investment income[3]	(0.28)	(0.28)	(0.12)	(0.12)	—

Net asset value, end of period	$6.87	$8.75	$8.93	$7.79	$6.90

Total Return[4]
Based on net asset value	(18.71)%	1.06%	16.15%[5]	14.82%	(31.00)%[6]

Ratios to Average Net Assets
Total expenses[7]	6.07%	6.72%	7.54%	13.05%	9.67%[8,9]

Total expenses after fees waived and/or reimbursed[7]	1.51%	1.51%	1.63%	1.65%	1.65%[9]

Net investment income[7]	2.11%	2.41%	1.71%	1.55%	3.39%[9]

Supplemental Data
Net assets, end of period (000)	$763	$2,774	$2,736	$2,355	$2,049

Portfolio turnover rate	81%	71%	150%	40%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes a payment from an affiliate related to securities lending which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 15.76%.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,				Period April 29, 2011[1] to September 30, 2011
	2015	2014	2013	2012
Investments in underlying funds	—	0.01%	—	—	—

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.81%.

[9]	Annualized.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Emerging Markets Dividend Fund

	Investor A
	Year Ended September 30,				Period April 29, 2011[1] to September 30, 2011
	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$8.71	$8.89	$7.77	$6.89	$10.00

Net investment income[2]	0.14	0.20	0.21	0.18	0.09
Net realized and unrealized gain (loss)	(1.75)	(0.13)	1.02	0.82	(3.20)

Net increase (decrease) from investment operations	(1.61)	0.07	1.23	1.00	(3.11)

Distributions from net investment income[3]	(0.26)	(0.25)	(0.11)	(0.12)	—

Net asset value, end of period	$6.84	$8.71	$8.89	$7.77	$6.89

Total Return[4]
Based on net asset value	(18.89)%	0.77%	15.82%[5]	14.64%	(31.10)%[6]

Ratios to Average Net Assets
Total expenses[7]	7.38%	7.17%	8.33%	14.41%	12.18%[8,9]

Total expenses after fees waived and/or reimbursed[7]	1.75%	1.76%	1.87%	1.90%	1.90%[9]

Net investment income[7]	1.77%	2.30%	2.44%	2.24%	2.47%[9]

Supplemental Data
Net assets, end of period (000)	$1,296	$1,887	$1,308	$360	$51

Portfolio turnover rate	81%	71%	150%	40%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes a payment from an affiliate related to securities lending which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 15.43%.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,				Period April 29, 2011[1] to September 30, 2011
	2015	2014	2013	2012
Investments in underlying funds	—	0.01%	—	—	—

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 18.86%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	29

Financial Highlights (concluded)	BlackRock Emerging Markets Dividend Fund

	Investor C
	Year Ended September 30,				Period April 29, 2011[1] to September 30, 2011
	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$8.65	$8.84	$7.72	$6.87	$10.00

Net investment income[2]	0.08	0.16	0.20	0.05	0.09
Net realized and unrealized gain (loss)	(1.75)	(0.15)	0.95	0.90	(3.22)

Net increase (decrease) from investment operations	(1.67)	0.01	1.15	0.95	(3.13)

Distributions from net investment income[3]	(0.20)	(0.20)	(0.03)	(0.10)	—

Net asset value, end of period	$6.78	$8.65	$8.84	$7.72	$6.87

Total Return[4]
Based on net asset value	(19.67)%	0.10%	14.95%[5]	13.95%	(31.30)%[6]

Ratios to Average Net Assets
Total expenses[7]	8.13%	8.11%	9.53%	14.94%	11.73%[8,9]

Total expenses after fees waived and/or reimbursed[7]	2.51%	2.51%	2.61%	2.65%	2.65%[9]

Net investment income[7]	0.93%	1.76%	2.33%	0.60%	2.30%[9]

Supplemental Data
Net assets, end of period (000)	$299	$500	$214	$28	$19

Portfolio turnover rate	81%	71%	150%	40%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes a payment from an affiliate related to securities lending which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 14.56%.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,				Period April 29, 2011[1] to September 30, 2011
	2015	2014	2013	2012
Investments in underlying funds	—	0.01%	—	—	—

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 16.54%.

[9]	Annualized.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights	BlackRock Energy & Resources Portfolio

	Institutional
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$37.89	$37.36	$32.87	$31.70	$34.98

Net investment income (loss)[1]	0.03	(0.17)	(0.04)	(0.16)	(0.08)
Net realized and unrealized gain (loss)	(18.48)	0.70	4.56	2.79	(2.68)

Net increase (decrease) from investment operations	(18.45)	0.53	4.52	2.63	(2.76)

Distributions from:[2]
Net investment income	—	—	—	(0.25)	(0.52)
Return of capital	—	—	(0.03)	(0.47)	—
Net realized gain	—	—	—	(0.74)	—

Total distributions	—	—	(0.03)	(1.46)	(0.52)

Redemption fees added to paid-in capital	—	—	—	—	0.00 [3]

Net asset value, end of year	$19.44	$37.89	$37.36	$32.87	$31.70

Total Return[4]
Based on net asset value	(48.69)%	1.42%	13.78%	7.76%	(8.28)%

Ratios to Average Net Assets
Total expenses[5,6]	1.11%	1.03%	1.04%	0.99%	0.93%

Total expenses after fees waived and/or reimbursed and paid indirectly[5]	1.07%	1.02%	1.03%	0.99%	0.92%

Net investment income (loss)[5]	0.12%	(0.43)%	(0.11)%	(0.44)%	(0.18)%

Supplemental Data
Net assets, end of year (000)	$65,091	$92,994	$105,317	$222,034	$306,403

Portfolio turnover rate	55%	56%	33%	15%	40%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is less than $0.005 per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	—	0.01%	—	—	—

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015 and September 30, 2013, the ratio would have been 1.10% and 1.03%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014, September 30, 2012 and September 30, 2011.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	31

Financial Highlights (continued)	BlackRock Energy & Resources Portfolio

	Investor A
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$32.79	$32.42	$28.62	$27.73	$30.63

Net investment loss[1]	(0.04)	(0.25)	(0.11)	(0.24)	(0.20)
Net realized and unrealized gain (loss)	(15.98)	0.62	3.94	2.46	(2.34)

Net increase (decrease) from investment operations	(16.02)	0.37	3.83	2.22	(2.54)

Distributions from:[2]
Net investment income	—	—	—	(0.17)	(0.36)
Return of capital	—	—	(0.03)	(0.42)	—
Net realized gain	—	—	—	(0.74)	—

Total distributions	—	—	(0.03)	(1.33)	(0.36)

Redemption fees added to paid-in capital	—	—	—	—	0.00 [3]

Net asset value, end of year	$16.77	$32.79	$32.42	$28.62	$27.73

Total Return[4]
Based on net asset value	(48.86)%	1.14%	13.42%	7.41%	(8.61)%

Ratios to Average Net Assets
Total expenses[5,6]	1.39%	1.31%	1.34%	1.34%	1.28%

Total expenses after fees waived and/or reimbursed and paid indirectly[5]	1.37%	1.31%	1.34%	1.34%	1.27%

Net investment loss[5]	(0.16)%	(0.72)%	(0.38)%	(0.77)%	(0.52)%

Supplemental Data
Net assets, end of year (000)	$150,863	$353,706	$425,568	$539,085	$632,030

Portfolio turnover rate	55%	56%	33%	15%	40%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is less than $0.005 per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	—	0.01%	—	—	—

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013, September 30, 2012 and September 30, 2011, the ratio would have been 1.33%, 1.33% and 1.26%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015 and September 30, 2014.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Energy & Resources Portfolio

	Investor B
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$23.76	$23.68	$21.07	$20.65	$22.86

Net investment loss[1]	(0.16)	(0.38)	(0.25)	(0.36)	(0.38)
Net realized and unrealized gain (loss)	(11.54)	0.46	2.89	1.87	(1.73)[2]

Net increase (decrease) from investment operations	(11.70)	0.08	2.64	1.51	(2.11)

Distributions from:[3]
Net investment income	—	—	—	(0.06)	(0.10)
Return of capital	—	—	(0.03)	(0.29)	—
Net realized gain	—	—	—	(0.74)	—

Total distributions	—	—	(0.03)	(1.09)	(0.10)

Net asset value, end of year	$12.06	$23.76	$23.68	$21.07	$20.65

Total Return[4]
Based on net asset value	(49.24)%	0.34%	12.57%	6.63%	(9.33)%

Ratios to Average Net Assets
Total expenses[5,6]	2.55%	2.32%	2.31%	2.16%	2.07%

Total expenses after fees waived and/or reimbursed and paid indirectly[5]	2.10%	2.10%	2.10%	2.10%	2.07%

Net investment loss[5]	(0.90)%	(1.53)%	(1.15)%	(1.56)%	(1.31)%

Supplemental Data
Net assets, end of year (000)	$966	$3,082	$4,576	$7,687	$16,450

Portfolio turnover rate	55%	56%	33%	15%	40%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	—	0.01%	—	—	—

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2011, the ratio would have been 2.54%, 2.31%, 2.30% and 2.03%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	33

Financial Highlights (concluded)	BlackRock Energy & Resources Portfolio

	Investor C
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$23.56	$23.47	$20.88	$20.55	$22.81

Net investment loss[1]	(0.15)	(0.36)	(0.24)	(0.34)	(0.37)
Net realized and unrealized gain (loss)	(11.45)	0.45	2.86	1.84	(1.69)[2]

Net increase (decrease) from investment operations	(11.60)	0.09	2.62	1.50	(2.06)

Distributions from:[3]
Net investment income	—	—	—	(0.09)	(0.20)
Return of capital	—	—	(0.03)	(0.34)	—
Net realized gain	—	—	—	(0.74)	—

Total distributions	—	—	(0.03)	(1.17)	(0.20)

Net asset value, end of year	$11.96	$23.56	$23.47	$20.88	$20.55

Total Return[4]
Based on net asset value	(49.24)%	0.38%	12.59%	6.57%	(9.25)%

Ratios to Average Net Assets
Total expenses[5,6]	2.13%	2.06%	2.10%	2.07%	2.04%

Total expenses after fees waived and/or reimbursed and paid indirectly[5]	2.09%	2.05%	2.09%	2.07%	2.03%

Net investment loss[5]	(0.88)%	(1.47)%	(1.12)%	(1.50)%	(1.29)%

Supplemental Data
Net assets, end of year (000)	$37,967	$83,948	$103,407	$132,808	$146,186

Portfolio turnover rate	55%	56%	33%	15%	40%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	—	0.01%	—	—	—

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014 and September 30, 2011, the ratio would have been 2.05% and 1.99%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock All-Cap Energy & Resources Portfolio	All-Cap Energy & Resources	Non-diversified
BlackRock Emerging Markets Dividend Fund	Emerging Markets Dividend	Diversified
BlackRock Energy & Resources Portfolio	Energy & Resources	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Service Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	35

Notes to Financial Statements (continued)

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of a Fund’s net assets.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, their investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

36	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Participation Notes: Emerging Markets Dividend may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer Emerging Markets Dividend a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow Emerging Markets Dividend to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, Emerging Markets Dividend the difference between the value of the underlying security at the time of

BLACKROCK FUNDS	SEPTEMBER 30, 2015	37

Notes to Financial Statements (continued)

the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by Emerging Markets Dividend as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Emerging Markets Dividend must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by Emerging Markets Dividend since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Warrants: Warrants entitle each Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of period end, the following table is a summary of the All-Cap Energy & Resources’ securities lending agreements by counterparty which are subject to offset under an MSLA.

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$93,404	$(93,404)	—
BNP Paribas S.A.	955,929	(955,929)	—

Total	$1,049,333	$(1,049,333)	—

[1]

Collateral with a value of $1,057,122 has been received in connection with securities lending transactions. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

38	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

5. Derivative Financial Instruments:

Emerging Markets Dividend engages in various portfolio investment strategies using derivative contracts both to increase the returns of Emerging Markets Dividend and/or to manage economically its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Emerging Markets Dividend enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by Emerging Markets Dividend, help to manage the overall exposure to the currencies in which some of the investments held by Emerging Markets Dividend are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by Emerging Markets Dividend as an unrealized gain or loss. When the contract is closed, Emerging Markets Dividend records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund, except Emerging Markets Dividend, pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.750%
$1 Billion - $2 Billion	0.700%
$2 Billion - $3 Billion	0.675%
Greater than $3 Billion	0.650%

Emerging Markets Dividend pays the Manager a monthly fee based on a percentage of its average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.00%
$1 Billion - $3 Billion	0.94%
$3 Billion - $5 Billion	0.90%
$5 Billion - $10 Billion	0.87%
Greater than $10 Billion	0.85%

BLACKROCK FUNDS	SEPTEMBER 30, 2015	39

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. For the year ended September 30, 2015, the amounts waived were as follows:

All-Cap Energy & Resources	$2,594
Emerging Markets Dividend	$76
Energy & Resources	$7,299

The Manager, with respect to each Fund, entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B	Investor C
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the year ended September 30, 2015, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$3,584	$175,437	$24,169	$469,263	$672,453
Emerging Markets Dividend	—	$4,087	—	$4,295	$8,382
Energy & Resources	—	$586,725	$18,208	$573,500	$1,178,433

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2015, Energy & Resources paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
Energy & Resources	$32,742	$133	$32,875

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$907	$22	$15,560	$1,725	$3,992	$22,206
Emerging Markets Dividend	$107	—	$97	—	$88	$292
Energy & Resources	$1,712	—	$37,883	$1,592	$4,823	$46,010
For the year ended September 30, 2015, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:
	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$42,349	$2,616	$174,001	$12,113	$93,420	$324,499
Emerging Markets Dividend	$729	—	$3,285	—	$1,408	$5,422
Energy & Resources	$200,296	—	$558,981	$11,608	$129,398	$900,283

40	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

Effective January 1, 2015, the Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

Prior to January 1, 2015, BNY Mellon Investment Servicing (U.S.) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, was paid at the annual rates below. In addition, each of the share classes was charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended September 30, 2015, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

All-Cap Energy & Resources	$96,801
Emerging Markets Dividend	$947
Energy & Resources	$257,636

For the year ended September 30, 2015, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$ 6,564	$308	$15,044	$527	$10,075	$32,518
Emerging Markets Dividend	$ 504	—	$ 351	—	$ 92	$ 947
Energy & Resources	$21,455	—	$50,560	$395	$12,322	$84,732

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	Class R
All-Cap Energy & Resources	0.92%[1]	0.96%	1.38%	1.38%	2.10%	2.10%	1.83%[1]
Emerging Markets Dividend	N/A	1.50%	N/A	1.75%	N/A	2.50%	N/A
Energy & Resources	N/A	1.07%	1.38%[1]	1.38%	2.10%	2.10%	1.94%[1]

[1]	There were no shares outstanding as of September 30, 2015.

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2016, unless approved by the Board, including a majority of the independent Trustees.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	41

Notes to Financial Statements (continued)

These amounts waived or reimbursed are included in fees waived by the Manager, and shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by the Manager, respectively, in the Statements of Operations. For the year ended September 30, 2015, the Manager waived $12,781 and $43,942, of investment advisory fees for All-Cap Energy & Resources and Emerging Markets Dividend, respectively, which is included in fees waived by the Manager.

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$ 6,564	$222	$14,561	$506	$10,015	$31,868
Emerging Markets Dividend	$ 497	—	$ 351	—	$ 92	$ 940
Energy & Resources	$13,114	—	$29,932	$378	$ 9,899	$53,323

Transfer Agent Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$907	$9	$14,316	$1,598	$3,765	$20,595
Emerging Markets Dividend	$105	—	$ 97	—	$ 88	$ 290
Energy & Resources	$836	—	$12,397	$1,468	$3,589	$18,290

Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$36,902	$144	$30,666	$6,708	$17,271	$91,691
Emerging Markets Dividend	$ 556	—	$ 3,131	—	$ 1,304	$ 4,991
Energy & Resources	$20,566	—	$20,754	$6,224	$10,163	$57,707

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2015, the Manager recouped waivers and/or reimbursements previously recorded of $69 and $3,901 for All-Cap Energy & Resources and Energy & Resources, respectively.

On September 30, 2015, the Fund level and class specific waivers and/or reimbursement subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires September 30,
	2016	2017
All-Cap Energy & Resources
Fund Level	$9,430	$12,781
Institutional	$14,085	$44,373
Service	—	$375
Investor A	$11,605	$59,543
Investor B	$15,786	$8,812
Investor C	$11,239	$31,051
Emerging Markets Dividend
Fund Level	$248,998	$216,415
Institutional	$1,503	$1,158
Investor A	$3,247	$3,579
Investor C	$1,046	$1,484
Energy & Resources
Institutional	$6,344	$34,516
Investor A	—	$63,083
Investor B	$8,536	$8,071
Investor C	—	$23,651

42	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2015:

All-Cap Energy & Resources
Fund Level	$406
Institutional	$25,585
Investor A	$540
Investor B	$22,075
Investor C	$7,867
Emerging Markets Dividend
Fund Level	$221,737
Institutional	$1,750
Investor A	$1,610
Investor C	$463
Energy & Resources
Investor B	$11,623

For the year ended September 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

All-Cap Energy & Resources	$18,083
Emerging Markets Dividend	$1,335
Energy & Resources	$25,921

For the year ended September 30, 2015, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
All-Cap Energy & Resources	$9,245	$225	$4,904
Emerging Markets Dividend	—	—	$37
Energy & Resources	$7	$313	$5,969

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specific threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended September 30, 2015, All-Cap Energy & Resources and Emerging Markets Dividend paid BIM $27,428 and $123, respectively, for securities lending agent services.

Emerging Markets Dividend recorded payments from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statements of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	43

Notes to Financial Statements (continued)

7. Purchases and Sales:

For the year ended September 30, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Purchases	$75,363,889	$3,475,614	$215,731,836
Sales	$93,268,494	$5,234,960	$238,479,745

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of period end, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period ended, the following permanent differences attributable to foreign currency transactions, the sale of stock of passive foreign investment companies and net operating losses were reclassified to the following accounts:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Paid-in capital	—	—	$(2,371,974)
Undistributed (accumulated) net investment income (loss)	$(43,972)	$4,578	$2,405,427
Accumulated net realized loss	$43,972	$(4,578)	$(33,453)

The tax character of distributions paid was as follows:

		All-Cap Energy & Resources	Emerging Markets Dividend
Ordinary income	9/30/15	$1,627,715	$125,001
	9/30/14	$679,902	$137,001
Total	9/30/15	$1,627,715	$125,001

	9/30/14	$679,902	$137,001

As of period end, the tax components of accumulated net losses were as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Undistributed ordinary income	$1,742,178	$16,460	—
Capital loss carryforwards	(50,343,833)	(1,057,811)	$(73,657,932)
Qualified late-year losses[1]	(18,839,102)	—	(67,670,206)
Net unrealized gains (losses)[2]	(23,368,684)	(269,083)	(105,812,550)

Total	$(90,809,441)	$(1,310,434)	$(247,140,688)

[1]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

[2]

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.

44	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

As of period end, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
No expiration date[1]	—	$1,039,023	$73,657,932
2018	$50,343,833	—	—
2019	—	18,788	—
Total	$50,343,833	$1,057,811	$73,657,932

[1]	Must be utilized prior to losses subject to expiration.

During the year ended September 30, 2015, All-Cap Energy & Resources and Energy & Resources utilized capital loss carryforward of $674,291 and $14,251,431, respectively.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Tax cost	$129,585,797	$2,633,010	$357,882,659

Gross unrealized appreciation	$5,820,629	$120,954	$10,118,707
Gross unrealized depreciation	(29,191,470)	(389,886)	(115,934,220)

Net unrealized depreciation	$(23,370,841)	$(268,932)	$(105,815,513)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Funds, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2015, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of period end, All-Cap Energy & Resources and Energy & Resources invested a significant portion of their assets in securities in the energy sector. Changes in economic conditions affecting such sector would have a greater impact on All-Cap Energy & Resources and Energy & Resources and could affect the value, income and/or liquidity of positions in such securities.

Emerging Markets Dividend invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding

BLACKROCK FUNDS	SEPTEMBER 30, 2015	45

Notes to Financial Statements (continued)

monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

As of period ended, Emerging Markets Dividend had the following industry classifications:

Industry	Percent of Long-Term Investments

Banks	19%
Wireless Telecommunication Services	12
Transportation Infrastructure	12
Semiconductors & Semiconductor Equipment	8
Oil, Gas & Consumable Fuels	7
Other[1]	42

[1]	All other industries held were each less than 5% of long-term investments.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
All-Cap Energy & Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,343,368	$17,976,873	646,900	$10,752,489
Shares issued in reinvestment of distributions	39,583	525,654	15,019	206,142
Shares redeemed	(1,557,331)	(20,061,621)	(732,240)	(11,884,287)

Net decrease	(174,380)	$(1,559,094)	(70,321)	$(925,656)

Service
Shares sold	9,811	$124,325	23,463	$375,705
Shares issued in reinvestment of distributions	1,395	18,098	521	7,757
Shares redeemed	(34,419)	(461,815)	(49,100)	(757,516)

Net decrease	(23,213)	$(319,392)	(25,116)	$(374,054)

Investor A
Shares sold and automatic conversion of shares	1,513,355	$19,101,445	958,490	$15,089,057
Shares issued in reinvestment of distributions	66,408	859,979	28,029	439,558
Shares redeemed	(2,094,319)	(26,687,284)	(2,140,226)	(33,842,288)

Net decrease	(514,556)	$(6,725,860)	(1,153,707)	$(18,313,673)

Investor B
Shares sold	2,575	$28,886	4,098	$60,909
Shares redeemed and automatic conversion of shares	(130,706)	(1,611,556)	(436,554)	(6,458,408)

Net decrease	(128,131)	$(1,582,670)	(432,456)	$(6,397,499)

Investor C
Shares sold	954,304	$11,325,052	271,508	$4,146,097
Shares issued in reinvestment of distributions	13,701	169,204	—	—
Shares redeemed	(1,616,621)	(19,559,097)	(1,015,038)	(15,064,990)

Net decrease	(648,616)	$(8,064,841)	(743,530)	$(10,918,893)

Total Net Decrease	(1,488,896)	$(18,251,857)	(2,425,130)	$(36,929,775)

46	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014
Emerging Markets Dividend	Shares	Amount	Shares	Amount
Institutional
Shares sold	27,747	$232,738	14,124	$128,245
Shares issued in reinvestment of distributions	860	6,948	391	3,458
Shares redeemed	(234,478)	(1,891,033)	(3,794)	(34,150)

Net increase (decrease)	(205,871)	$(1,651,347)	10,721	$97,553

Investor A
Shares sold	173,482	$1,450,311	106,687	$958,337
Shares issued in reinvestment of distributions	5,821	47,044	4,316	38,037
Shares redeemed	(206,197)	(1,703,476)	(41,532)	(366,879)

Net increase (decrease)	(26,894)	$(206,121)	69,471	$629,495

Investor C
Shares sold	14,967	$120,110	34,522	$301,649
Shares issued in reinvestment of distributions	1,300	10,464	840	7,376
Shares redeemed	(30,037)	(231,888)	(1,751)	(15,426)

Net increase (decrease)	(13,770)	$(101,314)	33,611	$293,599

Total Net Increase (Decrease)	(246,535)	$(1,958,782)	113,803	$1,020,647

Energy & Resources
Institutional
Shares sold	3,365,991	$103,515,852	725,115	$29,170,844
Shares redeemed	(2,471,636)	(71,292,943)	(1,089,938)	(42,500,141)

Net increase (decrease)	894,355	$32,222,909	(364,823)	$(13,329,297)

Investor A
Shares sold and automatic conversion of shares	2,464,452	$57,785,557	1,705,523	$59,839,840
Shares redeemed	(4,255,807)	(101,274,889)	(4,044,870)	(138,244,319)

Net decrease	(1,791,355)	$(43,489,332)	(2,339,347)	$(78,404,479)

Investor B
Shares sold	3,079	$50,800	2,941	$75,125
Shares redeemed and automatic conversion of shares	(52,720)	(930,252)	(66,483)	(1,647,628)

Net decrease	(49,641)	$(879,452)	(63,542)	$(1,572,503)

Investor C
Shares sold	862,007	$14,563,645	279,728	$7,033,404
Shares redeemed	(1,251,160)	(21,454,336)	(1,122,560)	(27,505,260)

Net decrease	(389,153)	$(6,890,691)	(842,832)	$(20,471,856)

Total Net Decrease	(1,335,794)	$(19,036,566)	(3,610,544)	$(113,778,135)

At period ended, shares owned by affiliates of Emerging Markets Dividend were as follows:
Institutional	Investor A			Investor C
78,474	2,000			2,000

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock All-Cap Energy & Resources Portfolio, BlackRock Emerging Markets Dividend Fund and BlackRock Energy & Resources Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock All-Cap Energy & Resources Portfolio, BlackRock Emerging Markets Dividend Fund, and BlackRock Energy & Resources Portfolio, each a portfolio comprising the BlackRock Funds (the “Funds”) as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2015

Important Tax Information (Unaudited)

During the fiscal year ended September 30, 2015, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Date	Qualified Dividend Income for Individuals[1]	Distributions Qualifying for the Dividend Received Deduction for Corporations[1]	Foreign Source Income	Foreign Tax Paid Per Share[2]
All-Cap Energy & Resources	12/18/14	100.00%	100.00%	—	—
Emerging Markets Dividend	4/17/14	91.59%[3]	—	91.84%[3]	$0.000518
	7/18/14	91.59%[3]	—	91.84%[3]	$0.008893
	10/17/14	91.59%[3]	—	91.84%[3]	$0.012835
	12/18/14	95.73%[3]	—	91.84%[3]	$0.007687

[1]	The Funds hereby designate the percentage indicated above or the maximum allowable by law.

[2]

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

[3]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

48	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources Portfolio”), BlackRock Emerging Markets Dividend Fund (“Emerging Markets Dividend Fund”) and BlackRock Energy & Resources Portfolio (“Energy & Resources Portfolio,” and together with All-Cap Energy & Resources Portfolio and Emerging Markets Dividend Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL,” or the “Sub-Advisor”) with respect to All-Cap Energy & Resources Portfolio (the “All-Cap Energy & Resources Sub-Advisory Agreement”), the sub-advisory agreement between the Manager and BIL with respect to Emerging Markets Dividend Fund (the “Emerging Markets Dividend Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BIL with respect to Energy & Resources Portfolio (the “Energy & Resources Portfolio Sub-Advisory Agreement”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The All-Cap Energy & Resources Sub-Advisory Agreement, the Emerging Markets Dividend Sub-Advisory Agreement and the Energy & Resources Portfolio Sub-Advisory Agreement are referred to herein as the “Sub-Advisory Agreements.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as marketing and distribution, call center and fund accounting; (c) the Funds’ operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance

BLACKROCK FUNDS	SEPTEMBER 30, 2015	49

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1, as well as, with respect to All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio, the pertinent customized peer group selected by BlackRock and, with respect to Emerging Markets Dividend Fund, certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund, the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to All-Cap Energy & Resources Portfolio, the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Emerging Markets Dividend Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Energy & Resources Portfolio, each for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

50	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category, as well as, with respect to All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio, the pertinent customized peer group selected by BlackRock and, with respect to Emerging Markets Dividend Fund, certain performance metrics. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, All-Cap Energy & Resources Portfolio ranked in the second, second and third quartiles, respectively, against its Customized Lipper Peer Group. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Fund.

The Board noted that for the one-year, three-year and since-inception periods reported, Emerging Markets Dividend Fund ranked in the third, second, and second quartiles, respectively, against its Lipper Performance Universe. The Board also noted a comparison of Fund performance relative to certain other performance metrics that reflect the Fund’s performance in light of its outcome-oriented objective. BlackRock believes that these additional performance metrics are appropriate given the Fund’s objective.

The Board noted that for each of the one-, three- and five-year periods reported, Energy & Resources Portfolio ranked in the fourth quartile against its Customized Lipper Peer Group. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. The Board was informed that, among other things, the Fund’s underperformance over the one-year period can be attributed to small and mid-cap energy companies’ sensitivity to the significant fall in oil prices in the second half of 2014. The primary driver of underperformance over the longer periods was allocation to the mining and precious metal sub-sectors. The coal mining industry has come under significant pressure in recent years due to growing low cost Chinese supply and increased natural gas production resulting in coal to gas switching.

The Board and BlackRock also discussed BlackRock’s strategy for improving Energy & Resources Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to do so. BlackRock and the Board previously had concurred, given the Fund’s poor historical performance, in changing the portfolio management team. Both BlackRock and the Board are hopeful that these changes will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses,

BLACKROCK FUNDS	SEPTEMBER 30, 2015	51

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that Emerging Markets Dividend Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board determined that the Fund’s total expense ratio was appropriate in light of the median total expense ratio paid by the Fund’s Expense Peers.

The Board noted that Energy & Resources Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board determined that the Fund’s contractual management fee rate was appropriate in light of the median contractual management fee rate paid by the Fund’s Expense Peers.

The Board noted that All-Cap Energy & Resources Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board determined that the Fund’s contractual management fee rate and total expense ratio were appropriate in light of the median contractual management fee rate and total expense ratio paid by the Fund’s Expense Peers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

52	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund, the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to All-Cap Energy & Resources Portfolio, the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Emerging Markets Dividend Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Energy & Resources Portfolio, each for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, as applicable, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	53

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 160 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 160 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 160 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	108 RICs consisting of 235 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2004	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 160 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; President London Center for Policy Research since 2012; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 160 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 160 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 160 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 160 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 160 Portfolios	None

54	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 160 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 160 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 160 Portfolios	None

[1]  The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]  Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[3]   Date shown is the earliest date a person has served for the Trust. In connection with the acquisition of Barclays Global Investors by BlackRock- (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s Board. As a result, although the chart shows certain Independent Trustees as joining the Trust’s board in 2009, those Independent Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Barbara G. Novick 1960	Director	Since 2015	Vice Chairman of BlackRock Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	108 RICs consisting of 235 Portfolios	None
John M. Perlowski 1964	Trustee, President, and Chief Executive Officer	Since 2015	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 333 Portfolios	None

[4]  Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is also a board member of the BlackRock Closed-End Complex. Interested Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	55

Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 18, 2015, Ian MacKinnon resigned as a Trustee of the Trust.

Effective September 25, 2015, John M. Perlowski was appointed to serve as a Director of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

56	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	57

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

58	BLACKROCK FUNDS	SEPTEMBER 30, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Allcap-9/15-AR

SEPTEMBER 30, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

▶   BlackRock Flexible Equity Fund

▶   BlackRock Mid-Cap Growth Equity Portfolio

▶   BlackRock Small Cap Growth Equity Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS	SEPTEMBER 30, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions were the overarching themes driving financial markets during the 12-month period ended September 30, 2015. U.S. economic growth was picking up considerably in the fourth quarter of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (the “Fed”) would eventually be inclined to raise short-term interest rates. International markets struggled even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, fueling a sell-off in energy-related assets and emerging markets. Investors piled into U.S. Treasury bonds as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks temporarily abated and the U.S. economy hit a soft patch amid a harsh winter and a west coast port strike. High valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia began to improve, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar posed another significant headwind for the asset class.

U.S. economic growth regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. These concerns abated when the Greek parliament passed a series of austerity and reform measures in July. But the market’s calm was short-lived. Signs of weakness in China’s economy sparked extreme levels of volatility in Chinese equities despite policymakers’ attempts to stabilize the market.

Higher volatility spread through markets globally in the third quarter as further evidence of deceleration in China stoked worries about overall global growth. Weakening demand caused oil prices to slide once again, igniting another steep sell-off in emerging markets. Global volatility spiked higher as investors speculated whether the Fed would raise rates at its September meeting. News that the rate hike had been postponed brought little relief in the markets as the central bank’s decision reinforced investors’ concerns about the state of the global economy. Global equities and high yield bonds broadly declined, while higher quality assets, including U.S. Treasury bonds, municipal bonds and investment grade credit benefited from investors seeking shelter amid global uncertainty.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.18)%	(0.61)%
U.S. small cap equities (Russell 2000® Index)	(11.55)	1.25
International equities (MSCI Europe, Australasia, Far East Index)	(9.68)	(8.66)
Emerging market equities (MSCI Emerging Markets Index)	(17.33)	(19.28)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.21)	6.03
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.47)	2.94
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.70	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(4.82)	(3.40)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2015	BlackRock Flexible Equity Fund

Investment Objective

BlackRock Flexible Equity Fund’s (the “Fund”) investment objective is to seek to achieve long-term total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2015, the Fund underperformed its benchmark, the S&P 500® Index.

What factors influenced performance?

•

Portfolio protection in the form of cash and short index futures was the largest detractor from performance in the first half of the reporting period. Due to concerns regarding stock market valuations, the investment advisor sought to insulate the Fund from absolute losses and reduce beta by maintaining an elevated cash position and a series of short index futures positions. (Beta measures a portfolio’s volatility relative to the market as a whole.) The elevated cash position detracted from relative performance given that equity markets rallied during the fourth quarter of 2014.

•

The Fund’s positions in North American oil & gas producers detracted from performance as the rapid decline in global oil prices pressured both groups during the reporting period. While the Fund strived to emphasize producers with the ability to remain profitable in a low-price environment, even these types of companies were punished amid the broader sell-off in the energy sector. Against this backdrop, positions in Suncor Energy, Inc. and Painted Pony Petroleum Ltd. considerably detracted from overall results.

•

The Fund’s positioning in information technology (“IT”) also hindered relative returns. Micron Technology, Inc., in which the Fund was overweight relative to the benchmark, was the leading individual detractor during the 12-month period. The stock underperformed as the magnitude of PC unit weakness in the first half of 2015 was worse than anticipated, pressuring earnings and forward guidance. The company’s underperformance was exacerbated by forecasted higher costs as the firm invests in product lines outside of the PC end market and begins manufacturing DRAM on the next technology node; the stock sold off sharply on the unexpected cost outlook and manufacturing execution concerns. An underweight in Apple Inc. further contributed to the Fund’s relative underperformance in the IT sector.

•

Relative performance was supported by positive stock selection across multiple sectors. Within consumer discretionary, Orbitz Worldwide, Inc. made the largest contribution to return after industry leader Expedia, Inc. announced it would acquire the company at a premium. Since Orbitz Worldwide, Inc. was a top ten position in the Fund early in the reporting period, the resulting rally in the stock helped buoy overall results.

•

Additional stock contributors included UnitedHealth Group, Inc. and Google, Inc. UnitedHealth Group, Inc. rallied due to continued operating success and widespread strength in the broader managed-care industry. Google outperformed, particularly later in the reporting period, as the company beat consensus forecasts for second-quarter 2015 earnings. Shares also got a boost following the announcement of new parent company Alphabet, which will increase operating segment transparency and demonstrates the new CFO’s focus on shareholder return.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Fund’s weightings increased most notably in the health care, financials, IT and consumer staples sectors. The Fund’s weightings in consumer discretionary and energy substantially decreased, with declines in materials as well.

Describe portfolio positioning at period end.

•

Relative to the S&P 500® Index, the Fund ended the period with its largest sector overweights in health care and consumer discretionary. Industrials, telecommunication services and utilities were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

UnitedHealth Group, Inc.	4%
JPMorgan Chase & Co.	3
CVS Health Corp.	3
Google, Inc., Class A	3
Comcast Corp., Class A	3
Apple Inc.	3
Lowe’s Cos., Inc.	3
American International Group, Inc.	3
Aetna, Inc.	3
U.S. Bancorp	2

Sector Allocation	Percent of Long-Term Investments

Information Technology	22%
Health Care	20
Financials	18
Consumer Discretionary	16
Consumer Staples	8
Industrials	7
Energy	6
Materials	2
Utilities	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2015

BlackRock Flexible Equity Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and equity-like securities and instruments with similar economic characteristics. The Fund seeks to invest primarily in securities issued by North American companies. The Fund may invest in companies of any market capitalization size, style, or sector. The Fund’s total return prior to July 31, 2012 are the returns of the Fund when it followed a different investment strategy.

[3]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended September 30, 2015

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(6.29)%	(2.15)%	N/A	7.28%	N/A	4.84%	N/A
Service	(6.39)	(2.49)	N/A	6.94	N/A	4.54	N/A
Investor A	(6.45)	(2.46)	(7.58)%	6.94	5.79%	4.53	3.97%
Investor B	(6.80)	(3.24)	(6.89)	6.10	5.78	3.89	3.89
Investor C	(6.79)	(3.26)	(4.07)	6.10	6.10	3.73	3.73
Class R	(6.65)	(2.86)	N/A	6.55	N/A	4.41	N/A
S&P 500® Index	(6.18)	(0.61)	N/A	13.34	N/A	6.80	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$937.10	$4.47	$1,000.00	$1,020.46	$4.66	0.92%
Service	$1,000.00	$936.10	$5.97	$1,000.00	$1,018.90	$6.23	1.23%
Investor A	$1,000.00	$935.50	$6.02	$1,000.00	$1,018.85	$6.28	1.24%
Investor B	$1,000.00	$932.00	$9.73	$1,000.00	$1,014.99	$10.15	2.01%
Investor C	$1,000.00	$932.10	$9.74	$1,000.00	$1,014.99	$10.15	2.01%
Class R	$1,000.00	$933.50	$7.76	$1,000.00	$1,017.05	$8.09	1.60%

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	5

Fund Summary as of September 30, 2015	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2015, the Fund outperformed its benchmark, the Russell Midcap® Growth Index.

What factors influenced performance?

•

At the sector level, the Fund’s relative performance was supported most notably by strong stock selection within information technology (“IT”), especially internet software & services. Limited exposure to energy also added considerable value as the sector posted significant declines in the reporting period. Consumer discretionary benefited as well, with particularly strong stock selection among media and textiles, apparel & luxury goods names.

•

On an individual stock basis, Netflix Inc. and BioMarin Pharmaceuticals, Inc. were among the Fund’s top contributors. Netflix Inc. shares outperformed in the first half of 2015 as global subscriber growth came in materially above expectations, with total customers topping 62 million. Strong performance continued in the final months of the reporting period, with the company reporting another quarter of strong subscriber growth, both domestically and internationally. Overall, the investment advisor’s thesis of a virtuous cycle is playing out, whereby Netflix Inc. leverages its large scale to enable it to drive more content, attracting more subscribers. BioMarin Pharmaceuticals, Inc. gained, particularly in the first half of the reporting period, on strong earnings results and investor excitement around the company’s drug pipeline that focuses on rare diseases/disorders. The announced acquisition of Dutch biotech firm Prosensa Holding NV was also a driver in the period, as was market speculation that BioMarin Pharmaceuticals, Inc. itself could be the next big takeover target in the industry.

•

Elsewhere in the portfolio, the Fund’s investment in private technology firm Uber Technologies, Inc. added considerably to relative returns, as did positions in Pandora Media, Inc., Vantiv, Inc. and lululemon athletica inc.

•	Conversely, at the sector level, industrials and consumer staples were the main sources of weakness in the 12 months. Holdings in the airline, professional services and marine industries had the most negative impact within industrials, while a broad underweight and selection within food & staples retailing constrained relative performance in consumer staples.

•

Liberty TripAdvisor Holdings, Inc. was the Fund’s leading individual detractor over the 12 months. Shares lagged as subsidiary TripAdvisor, Inc. underperformed due to a combination of factors, including disappointing earnings, perceived lack of progress on its direct booking initiative, and worries about negative foreign exchange impact on its future guidance and on cross-border travel activity. Despite the near-term underperformance, the investment advisor maintains a positive view on TripAdvisor, Inc.’s prospects relative to its valuation. Most encouraging is the company’s progress toward enabling direct booking on its platform and growth in its non-hotel businesses.

•	Additional detractors include Pacira Pharmaceuticals, Inc., Kirby Corporation and TriNET Group, Inc.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Fund’s weighting in the IT sector considerably increased, most notably within software and internet software & services. The allocations to consumer discretionary and materials increased as well. The Fund’s weighting in the industrials sector substantially decreased, with reductions in several industries, including commercial services & supplies, road & rail and machinery.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest sector overweights relative to the Russell Midcap® Growth Index were in consumer discretionary, IT and health care, where the investment advisor continues to find value in innovative companies that are using best-in-class analytics to measurably improve outcomes, while better managing expenses and driving top-line growth. Industrials and consumer staples were the largest underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Liberty Ventures, Series A	3%
Netflix Inc.	3
SBA Communications Corp., Class A	3
Vantiv, Inc., Class A	3
United Therapeutics Corp.	3
Liberty TripAdvisor Holdings, Inc., Class A	3
Uber Technologies, Inc., Series D	3
IMS Health Holdings, Inc.	2
Charter Communications, Inc., Class A	2
FleetCor Technologies, Inc.	2

Sector Allocation	Percent of Long-Term Investments

Consumer Discretionary	36%
Information Technology	26
Health Care	17
Industrials	7
Financials	6
Telecommunication Services	3
Consumer Staples	2
Materials	2
Energy	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2015

BlackRock Mid-Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization companies, which Fund management believes have above-average earnings growth potential.

[3]

An unmanaged index that consists of the bottom 800 securities of the Russell 1000 Index with greater-than-average growth orientation as ranked by total market capitalization. They generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2015

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(8.58)%	4.37%	N/A	14.30%	N/A	7.77%	N/A
Service	(8.76)	3.94	N/A	13.77	N/A	7.36	N/A
Investor A	(8.73)	4.01	(1.45)%	13.92	12.69%	7.35	6.77%
Investor B	(9.11)	3.23	(0.78)	13.06	12.81	6.70	6.70
Investor C	(9.11)	3.23	2.34	13.06	13.06	6.54	6.54
Class R	(8.82)	3.79	N/A	13.68	N/A	7.20	N/A
Russell Midcap® Growth Index	(9.04)	1.45	N/A	13.58	N/A	8.09	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$914.20	$4.99	$1,000.00	$1,019.85	$5.27	1.04%
Service	$1,000.00	$912.40	$7.05	$1,000.00	$1,017.70	$7.44	1.47%
Investor A	$1,000.00	$912.70	$6.66	$1,000.00	$1,018.10	$7.03	1.39%
Investor B	$1,000.00	$908.90	$10.34	$1,000.00	$1,014.24	$10.91	2.16%
Investor C	$1,000.00	$908.90	$10.34	$1,000.00	$1,014.24	$10.91	2.16%
Class R	$1,000.00	$911.80	$7.91	$1,000.00	$1,016.80	$8.34	1.65%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	7

Fund Summary as of September 30, 2015	BlackRock Small Cap Growth Equity Portfolio

Investment Objective

BlackRock Small Cap Growth Equity Portfolio’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2015, the Fund underperformed its benchmark, the Russell 2000® Growth Index.

What factors influenced performance?

•

The leading contributor to the Fund’s underperformance was an overweight position in manufacturer of forestry, lawn and garden equipment Blount International Inc. It depreciated considerably as a stronger U.S. dollar adversely affected sales and resulted in disappointing earnings releases over the period. Within energy, a position in domestic oil & gas producer Bonanza Creek Energy, Inc. detracted most from performance. The company’s shares fell sharply along with crude oil and natural gas prices, as investors expect increasing supply along with decreasing global demand for these commodities to hurt the company’s margins and revenues. Falling domestic crude oil production expectations weighed heavily on the North American rail industry, including the Fund’s overweight in railcar manufacturer The Greenbrier Cos, Inc. The company had benefited extensively from increased demand for railcars driven by a boom in shale oil production, and saw its shares decline as industry peers and investors revised downward their estimates for coal, fracking sand and crude oil transportation volumes.

•

The leading positive contributor to performance was an overweight position in footwear retailer Skechers U.S.A., which saw its shares rise sharply over the period on consistently better-than-expected earnings results and increased volumes and margins in every major product category. In addition, the company’s international business has experienced strong growth despite currency headwinds in a number of markets resulting from a stronger U.S. dollar. A position in supply chain technology provider Manhattan Associates, Inc. contributed to performance, as the company’s shares appreciated on better-than-expected earnings, revenues and forward guidance. A position in Ambarella, Inc., a producer of high-definition chips for video cameras, appreciated considerably after the company released earnings and revenues that were above expectations. The company’s processing chips are used for high-definition wearable cameras, wireless security cameras and dashboard and rear-view cameras for automobiles. Ambarella, Inc. is the exclusive chip supplier to wearable sports camera leader GoPro, which accounts for about one-third of the company’s revenues.

Describe recent portfolio activity.

•	During the 12-month period, the Fund’s weightings in the healthcare and consumer discretionary sectors increased while the weightings in energy and information technology (“IT”) decreased.

Describe portfolio positioning at period end.

•	Relative to the Russell 2000 Growth® Index, the Fund’s most significant sector overweight was health care and the most significant underweight was IT.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Manhattan Associates, Inc.	2%
LogMeIn, Inc.	2
Jack in the Box, Inc.	2
Team Health Holdings, Inc.	2
JetBlue Airways Corp.	2
RPX Corp.	2
EverBank Financial Corp.	2
Tessera Technologies, Inc.	2
Inteliquent, Inc.	1
Masimo Corp.	1

Sector Allocation	Percent of Long-Term Investments

Health Care	29%
Information Technology	23
Consumer Discretionary	19
Industrials	12
Financials	9
Consumer Staples	3
Materials	2
Telecommunication Services	2
Energy	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2015

BlackRock Small Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.

[3]

An unmanaged index that measures performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2015

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(8.48)%	2.35%	N/A	13.36%	N/A	8.25%	N/A
Service	(8.64)	2.00	N/A	13.02	N/A	7.96	N/A
Investor A	(8.64)	2.01	(3.35)%	12.97	11.76%	7.87	7.29%
Investor C	(9.03)	1.19	0.52	12.06	12.06	6.94	6.94
Russell 2000® Growth Index	(11.34)	4.04	N/A	13.26	N/A	7.67	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$915.20	$3.89	$1,000.00	$1,021.01	$4.10	0.81%
Service	$1,000.00	$913.60	$5.23	$1,000.00	$1,019.60	$5.52	1.09%
Investor A	$1,000.00	$913.60	$5.32	$1,000.00	$1,019.50	$5.62	1.11%
Investor C	$1,000.00	$909.70	$9.05	$1,000.00	$1,015.59	$9.55	1.89%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

On June 23, 2015, all of the issued and outstanding Investor B Shares of BlackRock Small Cap Growth Equity Portfolio were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to October 2, 2006, Class R performance results of BlackRock Mid-Cap Growth Equity Portfolio are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to July 30, 2010, Class R performance results of BlackRock Flexible Equity Fund are those of Investor A Shares restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2015 and held through September 30, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	11

Consolidated Schedule of Investments September 30, 2015	BlackRock Flexible Equity Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.2%
Raytheon Co.	50,076	$5,471,304
Air Freight & Logistics — 1.3%
FedEx Corp.	41,737	6,009,293
Airlines — 2.2%
Southwest Airlines Co.	198,050	7,533,822
United Continental Holdings, Inc. (a)	53,885	2,858,599

		10,392,421
Auto Components — 2.0%
Goodyear Tire & Rubber Co.	75,400	2,211,482
Lear Corp.	67,000	7,288,260

		9,499,742
Banks — 11.8%
Bank of America Corp.	688,704	10,730,008
Citigroup, Inc.	233,671	11,592,418
JPMorgan Chase & Co.	254,754	15,532,351
SunTrust Banks, Inc.	168,539	6,444,931
U.S. Bancorp	286,757	11,759,905

		56,059,613
Beverages — 2.1%
Dr. Pepper Snapple Group, Inc.	75,790	5,991,200
Molson Coors Brewing Co., Class B	46,511	3,861,343

		9,852,543
Biotechnology — 2.3%
Amgen, Inc.	58,412	8,079,548
Gilead Sciences, Inc.	30,300	2,975,157

		11,054,705
Building Products — 0.5%
Owens Corning	57,200	2,397,252
Capital Markets — 1.8%
Freedom Pay, Inc. (a)	43,051	—
Goldman Sachs Group, Inc.	48,311	8,394,519

		8,394,519
Chemicals — 0.7%
Dow Chemical Co.	81,397	3,451,233
Communications Equipment — 2.9%
Brocade Communications Systems, Inc.	366,345	3,802,661
Cisco Systems, Inc.	384,045	10,081,181

		13,883,842
Construction & Engineering — 1.0%
AECOM (a)	171,300	4,712,463
Consumer Finance — 0.9%
Discover Financial Services	19,222	999,352
SLM Corp. (a)	464,833	3,439,764

		4,439,116
Containers & Packaging — 0.5%
Packaging Corp. of America	40,003	2,406,580
Electronic Equipment, Instruments & Components — 0.4%
CDW Corp.	29,600	1,209,456

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Zebra Technologies Corp., Class A (a)	11,261	$862,030

		2,071,486
Energy Equipment & Services — 2.4%
Atwood Oceanics, Inc.	128,595	1,904,492
Schlumberger Ltd.	117,780	8,123,287
Weatherford International PLC (a)	137,643	1,167,213

		11,194,992
Food & Staples Retailing — 3.3%
CVS Health Corp.	155,080	14,962,118
Kroger Co.	16,400	591,548

		15,553,666
Food Products — 0.7%
Pilgrim’s Pride Corp.	42,205	877,020
Tyson Foods, Inc., Class A	57,109	2,461,398

		3,338,418
Health Care Equipment & Supplies — 0.1%
Medtronic PLC	7,560	506,066
Health Care Providers & Services — 14.9%
Aetna, Inc.	109,900	12,024,159
Centene Corp. (a)	85,664	4,645,559
Cigna Corp.	76,940	10,388,439
Express Scripts Holding Co. (a)	19,434	1,573,377
Humana, Inc.	28,000	5,012,000
Laboratory Corp. of America Holdings (a)	47,146	5,113,927
McKesson Corp.	26,837	4,965,650
UnitedHealth Group, Inc.	172,983	20,067,758
Universal Health Services, Inc., Class B	54,639	6,819,494

		70,610,363
Hotels, Restaurants & Leisure — 2.4%
Carnival Corp.	203,549	10,116,385
Las Vegas Sands Corp.	35,822	1,360,161

		11,476,546
Household Durables — 1.1%
DR Horton, Inc.	54,531	1,601,030
Lennar Corp., Class A	34,490	1,660,004
NVR, Inc. (a)	660	1,006,645
Toll Brothers, Inc. (a)	28,797	986,009

		5,253,688
Industrial Conglomerates — 0.6%
3M Co.	18,754	2,658,755
Insurance — 3.6%
American International Group, Inc.	216,335	12,292,155
Travelers Cos., Inc.	50,313	5,007,653

		17,299,808
Internet & Catalog Retail — 1.0%
Priceline Group, Inc. (a)	3,971	4,911,571
Internet Software & Services — 4.5%
Facebook, Inc., Class A (a)	70,339	6,323,476
Google, Inc., Class A (a)	23,250	14,842,104

		21,165,580

Portfolio Abbreviations
ADR	American Depositary Receipts	CVR	Contingent Value Rights	USD	U.S. Dollar

See Notes to Financial Statements.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Flexible Equity Fund

Common Stocks	Shares	Value
IT Services — 4.5%
Amdocs Ltd.	75,753	$4,308,831
Cognizant Technology Solutions Corp., Class A (a)	130,701	8,183,190
DST Systems, Inc.	24,630	2,589,598
MasterCard, Inc., Class A	32,326	2,913,219
Total System Services, Inc.	77,588	3,524,823

		21,519,661
Media — 3.8%
Comcast Corp., Class A	233,616	13,288,078
Omnicom Group, Inc.	30,101	1,983,656
Viacom, Inc., Class B	61,200	2,640,780

		17,912,514
Multi-Utilities — 0.7%
Public Service Enterprise Group, Inc.	76,129	3,209,599
Oil, Gas & Consumable Fuels — 3.3%
BP PLC — ADR	150,483	4,598,760
Exxon Mobil Corp.	21,359	1,588,042
Hess Corp.	14,312	716,459
PBF Energy, Inc., Class A	42,158	1,190,120
Suncor Energy, Inc.	186,487	4,982,933
Tesoro Corp.	16,922	1,645,495
Valero Energy Corp.	16,600	997,660

		15,719,469
Paper & Forest Products — 0.5%
Domtar Corp.	73,275	2,619,581
Pharmaceuticals — 2.7%
AstraZeneca PLC — ADR	61,638	1,961,321
Johnson & Johnson	18,564	1,732,949
Pfizer, Inc.	17,382	545,969
Teva Pharmaceutical Industries Ltd. — ADR	149,586	8,445,626

		12,685,865
Semiconductors & Semiconductor Equipment — 2.0%
Intel Corp.	94,422	2,845,879
Micron Technology, Inc. (a)	223,395	3,346,457
NVIDIA Corp.	126,500	3,118,225

		9,310,561
Software — 3.1%
Activision Blizzard, Inc.	144,700	4,469,783

Common Stocks	Shares	Value
Software (continued)
Microsoft Corp.	144,397	$6,391,011
Oracle Corp.	101,874	3,679,689

		14,540,483
Specialty Retail — 5.6%
Home Depot, Inc.	86,060	9,939,069
Lowe’s Cos., Inc.	186,047	12,822,359
Ross Stores, Inc.	80,512	3,902,417

		26,663,845
Technology Hardware, Storage & Peripherals — 4.5%
Apple Inc.	116,988	12,903,776
EMC Corp.	70,176	1,695,452
Western Digital Corp.	87,012	6,912,233

		21,511,461
Textiles, Apparel & Luxury Goods — 0.3%
Fossil Group, Inc. (a)	24,771	1,384,203
Tobacco — 2.0%
Altria Group, Inc.	171,603	9,335,203
Total Common Stocks — 99.2%		470,478,010

Investment Companies — 0.4%
Utilities Select Sector SPDR Fund	43,480	1,882,249
Total Long-Term Investments (Cost — $483,406,960) — 99.6%		472,360,259

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (b)(c)	2,453,165	2,453,165
Total Short-Term Securities (Cost — $2,453,165) — 0.5%		2,453,165
Total Investments (Cost — $485,860,125) — 100.1%		474,813,424
Liabilities in Excess of Other Assets — (0.1)%		(327,635)

Net Assets — 100.0%		$474,485,789

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	During the year ended September 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2014	Shares Purchased	Shares Sold		Shares Held at September 30, 2015	Value at September 30, 2015	Income		Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	49,141,411	—	46,688,246	[1]	2,453,165	$2,453,165	$8,898		$3,191
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—		—	—	$83,339	[2]	—
iShares Gold Trust	946,100	1,314,000	2,260,100		—	—	—		$(602,119)

[1]	Represents net shares sold.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	13

Consolidated Schedule of Investments (continued)	BlackRock Flexible Equity Fund

Transactions in Options Written for the Year Ended September 30, 2015

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of year	1,382	$215,100	1,500	$58,441
Options written	25,378	3,366,634	—	—
Options exercised	(6,187)	(743,090)	—	—
Options expired	(2,364)	(267,904)	—	—
Options closed	(18,209)	(2,570,740)	(1,500)	(58,441)

Outstanding options, end of year	—	—	—	—

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended September 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	$(8,345,746)	—	—	—	$(8,345,746)
Forward foreign currency exchange contracts	—	—	—	$10,548,218	—	—	10,548,218
Options purchased[1]	—	—	(3,571,237)	—	—	—	(3,571,237)
Options written	—	—	(1,895,215)	—	—	—	(1,895,215)
Swaps	—	—	(1,811,587)	—	—	—	(1,811,587)

	—	—	$(15,623,785)	$10,548,218	—	—	$(5,075,567)

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$(1,856,152)	—	—	—	$(1,856,152)
Foreign currency translations	—	—	—	$(5,362,048)	—	—	(5,362,048)
Options purchased[2]	—	—	570,124	—	—	—	570,124
Options written	—	—	(138,156)	—	—	—	(138,156)
Swaps	—	—	505,315	—	—	—	505,315

	—	—	$(918,869)	$(5,362,048)	—	—	$(6,280,917)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$14,070,667
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$40,655,287
Average amounts sold — in USD	$21,219,542
Options:
Average value of option contracts purchased	$49,805
Average value of option contracts written	$372,571
Total return swaps:
Average notional value	$4,828,277

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Consolidated Schedule of Investments (concluded)	BlackRock Flexible Equity Fund

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$470,478,010	—	—	$$470,478,010
Investment Companies	1,882,249	—	—	1,882,249
Short-Term Securities	2,453,165	—	—	2,453,165

Total	$474,813,424	—	—	$474,813,424

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, a bank overdraft of $140,010 was categorized as Level 2 within the disclosure hierarchy.

During the year ended September 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	15

Schedule of Investments September 30, 2015	BlackRock Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 1.3%
Spirit Airlines, Inc. (a)	134,599	$6,366,533
Banks — 2.8%
First Republic Bank	126,402	7,934,254
SVB Financial Group (a)	51,711	5,974,689

		13,908,943
Beverages — 1.7%
Constellation Brands, Inc., Class A	67,675	8,473,587
Biotechnology — 4.1%
Cellectis SA — ADR (a)	181,609	4,787,213
United Therapeutics Corp. (a)	95,357	12,514,653
Vertex Pharmaceuticals, Inc. (a)	25,198	2,624,120

		19,925,986
Capital Markets — 1.1%
Affiliated Managers Group, Inc. (a)	31,076	5,313,685
Chemicals — 1.6%
Sherwin-Williams Co.	36,300	8,086,914
Diversified Financial Services — 1.8%
Moody’s Corp.	92,437	9,077,313
Electrical Equipment — 2.9%
Acuity Brands, Inc.	33,058	5,804,324
AMETEK, Inc.	163,571	8,558,035

		14,362,359
Health Care Equipment & Supplies — 3.1%
Cooper Cos., Inc.	44,537	6,629,778
IDEXX Laboratories, Inc. (a)	114,934	8,533,849

		15,163,627
Health Care Technology — 6.1%
athenahealth, Inc. (a)	53,500	7,134,225
Cerner Corp. (a)	182,925	10,968,183
IMS Health Holdings, Inc. (a)	404,811	11,780,000

		29,882,408
Hotels, Restaurants & Leisure — 4.3%
Domino’s Pizza, Inc.	94,885	10,239,040
Restaurant Brands International, Inc.	208,693	7,496,253
SeaWorld Entertainment, Inc.	187,536	3,340,016

		21,075,309
Household Durables — 1.6%
Jarden Corp. (a)	158,130	7,729,394
Internet & Catalog Retail — 12.5%
HSN, Inc.	168,843	9,664,573
Liberty TripAdvisor Holdings, Inc., Class A (a)	553,037	12,260,830
Liberty Ventures, Series A (a)	402,752	16,251,043
Netflix Inc. (a)	145,692	15,044,156
Vipshop Holdings Ltd. — ADR (a)(b)	497,879	8,364,367

		61,584,969
Internet Software & Services — 7.9%
58.com, Inc. — ADR (a)	118,597	5,579,989
CoStar Group, Inc. (a)	65,211	11,285,416
LinkedIn Corp., Class A (a)	60,227	11,450,959
Pandora Media, Inc. (a)	481,422	10,273,545

		38,589,909
IT Services — 7.2%
Alliance Data Systems Corp. (a)	42,168	10,920,669
FleetCor Technologies, Inc. (a)	84,756	11,664,121
Vantiv, Inc., Class A (a)	284,696	12,788,544

		35,373,334

Common Stocks	Shares	Value
Life Sciences Tools & Services — 0.7%
Illumina, Inc. (a)	19,830	$3,486,511
Media — 9.1%
Charter Communications, Inc., Class A (a)	66,774	11,742,208
Eros International PLC (a)	173,554	4,718,933
Lions Gate Entertainment Corp.	199,593	7,345,022
Madison Square Garden Co., Class A (a)	156,358	11,279,666
Schibsted ASA	114,514	3,882,805
World Wrestling Entertainment, Inc. — Class A (b)	335,062	5,662,548

		44,631,182
Multiline Retail — 1.7%
Dollar General Corp.	116,286	8,423,758
Oil, Gas & Consumable Fuels — 0.8%
Concho Resources, Inc. (a)	38,329	3,767,741
Pharmaceuticals — 2.9%
Pacira Pharmaceuticals, Inc. (a)	111,381	4,577,759
Perrigo Co. PLC	61,185	9,622,565

		14,200,324
Professional Services — 2.9%
Equifax, Inc.	100,882	9,803,713
TriNet Group, Inc. (a)	266,255	4,473,084

		14,276,797
Semiconductors & Semiconductor Equipment — 1.3%
NXP Semiconductor NV (a)	70,441	6,133,298
Software — 5.0%
Mobileye NV (a)(b)	149,612	6,804,354
SS&C Technologies Holdings, Inc.	132,113	9,253,194
Workday, Inc., Class A (a)	126,540	8,713,544

		24,771,092
Specialty Retail — 2.3%
Restoration Hardware Holdings, Inc. (a)	122,870	11,465,000
Textiles, Apparel & Luxury Goods — 3.3%
Carter’s, Inc.	86,043	7,798,937
Hanesbrands, Inc.	294,604	8,525,840

		16,324,777
Wireless Telecommunication Services — 2.9%
SBA Communications Corp., Class A (a)	134,640	14,102,194
Total Common Stocks — 92.9%		456,496,944

Preferred Stocks
Internet Software & Services — 2.5%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $5,000,911) (a)(c)	322,368	12,258,656
Software — 1.0%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $2,811,905) (a)(c)	458,712	4,908,218
Total Preferred Stocks — 3.5%		17,166,874

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio

Warrants	Shares	Value
Pharmaceuticals — 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price USD 17.70) (a)	81,252	—
Total Long-Term Investments
(Cost — $419,068,501) — 96.4%		$473,663,818

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (d)(e)	17,366,817	17,366,817

Short-Term Securities	Beneficial Interest (000)	Value
BlackRock Liquidity Series, LLC, Money Market Series, 0.26% (d)(e)(f)	$6,335	$6,334,671
Total Short-Term Securities
(Cost — $23,701,488) — 4.8%		23,701,488
Total Investments (Cost — $442,769,989) — 101.2%		497,365,306
Liabilities in Excess of Other Assets — (1.2)%		(6,130,527)

Net Assets — 100.0%		$491,234,779

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale, excluding 144A securities. As of report date, the Fund held restricted securities with a current value of $17,166,874 and an original cost of $7,812,816 which was 3.5% of its net assets.

(d)	During the year ended September 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Net Activity	Shares/ Beneficial Interest Held at September 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,739,599	15,627,218	17,366,817	$ 6,330
BlackRock Liquidity Series, LLC, Money Market Series	$15,352,860	$ (9,018,189)	$ 6,334,671	$97,353	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Airlines	$6,366,533	—	—	$6,366,533
Banks	13,908,943	—	—	13,908,943
Beverages	8,473,587	—	—	8,473,587
Biotechnology	19,925,986	—	—	19,925,986
Capital Markets	5,313,685	—	—	5,313,685
Chemicals	8,086,914	—	—	8,086,914
Diversified Financial Services	9,077,313	—	—	9,077,313
Electrical Equipment	14,362,359	—	—	14,362,359
Health Care Equipment & Supplies	15,163,627	—	—	15,163,627
Health Care Technology	29,882,408	—	—	29,882,408

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	17

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Level 1	Level 2	Level 3	Total
Hotels, Restaurants & Leisure	$21,075,309	—	—	$21,075,309
Household Durables	7,729,394	—	—	7,729,394
Internet & Catalog Retail	61,584,969	—	—	61,584,969
Internet Software & Services	38,589,909	—	—	38,589,909
IT Services	35,373,334	—	—	35,373,334
Life Sciences Tools & Services	3,486,511	—	—	3,486,511
Media	40,748,377	$3,882,805	—	44,631,182
Multiline Retail	8,423,758	—	—	8,423,758
Oil, Gas & Consumable Fuels	3,767,741	—	—	3,767,741
Pharmaceuticals	14,200,324	—	—	14,200,324
Professional Services	14,276,797	—	—	14,276,797
Semiconductors & Semiconductor Equipment	6,133,298	—	—	6,133,298
Software	24,771,092	—	—	24,771,092
Specialty Retail	11,465,000	—	—	11,465,000
Textiles, Apparel & Luxury Goods	16,324,777	—	—	16,324,777
Wireless Telecommunication Services	14,102,194	—	—	14,102,194
Preferred Stocks:
Internet Software & Services	—	—	$12,258,656	12,258,656
Software	—	—	4,908,218	4,908,218
Warrants	—	—	—	—
Short-Term Securities	17,366,817	6,334,671	—	23,701,488

Total	$469,980,956	$10,217,476	$17,166,874	$497,365,306

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$1,312	—	—	$1,312
Liabilities:
Bank overdraft	—	$(66,892)	—	(66,892)
Collateral on securities loaned at value	—	(6,334,671)	—	(6,334,671)

Total	$1,312	$(6,401,563)	—	$(6,400,251)

During the year ended September 30, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Securities
Assets:
Opening balance, as of September 30, 2014	$ 7,812,816
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)[1,2]	9,354,058
Purchases	—
Sales	—

Closing balance, as of September 30, 2015	$17,166,874

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015[2]	$ 9,354,058

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between Net change in unrealized appreciation (depreciation) and Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015, is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks	$17,166,874	Market Comparable Companies	Net Revenue Multiple[1]	24.75	x
			Net Revenue Growth Rate[1]	372.80%
			Projected Revenue Multiple[1]	21.0	x
			Compounded Annual Net Revenue Growth Rate[1]	94.00%

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	19

Schedule of Investments September 30, 2015	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.5%
Ducommun, Inc. (a)	30,950	$621,168
HEICO Corp. — Class A	6,567	298,207
Vectrus, Inc. (a)	143,152	3,155,070

		4,074,445
Airlines — 1.7%
JetBlue Airways Corp. (a)	540,371	13,925,361
Auto Components — 2.5%
Lear Corp.	2,004	217,995
Tenneco, Inc. (a)	207,663	9,297,073
Tower International, Inc. (a)	449,639	10,683,423

		20,198,491
Banks — 3.2%
Central Pacific Financial Corp.	262,486	5,504,331
Fidelity Southern Corp.	159,815	3,378,489
First Midwest Bancorp, Inc.	27,734	486,454
Seacoast Banking Corp. of Florida (a)	67,629	992,794
South State Corp.	46,967	3,610,353
Umpqua Holdings Corp.	584,844	9,532,957
Wintrust Financial Corp.	42,739	2,283,545

		25,788,923
Biotechnology — 11.3%
ACADIA Pharmaceuticals, Inc. (a)	57,338	1,896,168
Achillion Pharmaceuticals, Inc. (a)	11,490	79,396
Acorda Therapeutics, Inc. (a)	68,315	1,811,031
Adamas Pharmaceuticals, Inc. (a)	32,470	543,548
Aduro Biotech, Inc. (a)	43,550	843,564
Alder Biopharmaceuticals, Inc. (a)	43,837	1,436,100
Alexion Pharmaceuticals, Inc. (a)	4,546	710,949
Amicus Therapeutics, Inc. (a)	61,190	856,048
Anacor Pharmaceuticals, Inc. (a)	47,026	5,535,430
Ardelyx, Inc. (a)	55,816	964,500
Ariad Pharmaceuticals, Inc. (a)	42,154	246,179
Array BioPharma, Inc. (a)	109,907	501,176
BioSpecifics Technologies Corp. (a)	20,113	875,720
Blueprint Medicines Corp. (a)	21,997	469,416
Cara Therapeutics, Inc. (a)	63,577	908,515
Catalyst Pharmaceuticals, Inc. (a)	242,322	726,966
Celldex Therapeutics, Inc. (a)	87,626	923,578
Cepheid, Inc. (a)	87,038	3,934,118
Cerulean Pharma, Inc. (a)	143,756	526,147
Chiasma, Inc. (a)	29,446	585,386
Chimerix, Inc. (a)	25,231	963,824
China Biologic Products, Inc. (a)	7,943	713,440
Clovis Oncology, Inc. (a)	19,502	1,793,404
Concert Pharmaceuticals, Inc. (a)	58,201	1,092,433
Cytokinetics, Inc. (a)	129,789	868,288
Dyax Corp. (a)	179,167	3,420,298
Dynavax Technologies Corp. (a)	15,198	372,959
Eagle Pharmaceuticals, Inc. (a)	18,917	1,400,426
Emergent Biosolutions, Inc. (a)	45,884	1,307,235
Enanta Pharmaceuticals, Inc. (a)	35,069	1,267,394
Enzon Pharmaceuticals, Inc.	579,719	562,327
Exact Sciences Corp. (a)	57,698	1,037,987
Exelixis, Inc. (a)(b)	90,115	505,545
FibroGen, Inc. (a)	77,745	1,704,170
Five Prime Therapeutics, Inc. (a)	61,073	939,914
Flexion Therapeutics, Inc. (a)	13,210	196,301
Genomic Health, Inc. (a)	52,065	1,101,695
Halozyme Therapeutics, Inc. (a)	158,139	2,123,807
Ignyta, Inc. (a)	64,962	570,366
Immune Design Corp. (a)	45,125	550,525
ImmunoGen, Inc. (a)	37,236	357,466

Common Stocks	Shares	Value
Biotechnology (continued)
Infinity Pharmaceuticals, Inc. (a)	139,374	$1,177,710
Insmed, Inc. (a)	29,898	555,206
Ironwood Pharmaceuticals, Inc. (a)	91,530	953,743
Isis Pharmaceuticals, Inc. (a)	15,001	606,340
Kite Pharma, Inc. (a)(b)	15,000	835,200
KYTHERA Biopharmaceuticals, Inc. (a)	15,478	1,160,540
Ligand Pharmaceuticals, Inc., Class B (a)	25,678	2,199,321
Lion Biotechnologies, Inc. (a)	44,126	254,166
Loxo Oncology, Inc. (a)	25,497	445,688
MannKind Corp. (a)(b)	24,064	77,245
Merrimack Pharmaceuticals, Inc. (a)	121,289	1,032,169
MiMedx Group, Inc. (a)	178,300	1,720,595
Momenta Pharmaceuticals, Inc. (a)	105,442	1,730,303
Myriad Genetics, Inc. (a)(b)	51,524	1,931,120
Neurocrine Biosciences, Inc. (a)	79,105	3,147,588
NewLink Genetics Corp. (a)	1,850	66,304
Novavax, Inc. (a)	349,344	2,469,862
OncoGenex Pharmaceuticals, Inc. (a)	134,678	300,332
Oncothyreon, Inc. (a)	177,093	485,235
Ophthotech Corp. (a)	4,705	190,647
OPKO Health, Inc. (a)	53,876	453,097
Orexigen Therapeutics, Inc. (a)	100,268	211,566
Osiris Therapeutics, Inc. (a)	58,405	1,078,740
PDL BioPharma, Inc.	162,383	816,787
Peregrine Pharmaceuticals, Inc. (a)	373,184	380,648
Pfenex, Inc. (a)	36,009	540,495
Portola Pharmaceuticals, Inc. (a)	30,533	1,301,316
Progenics Pharmaceuticals, Inc. (a)	50,249	287,424
Prothena Corp. PLC (a)	14,601	662,009
PTC Therapeutics, Inc. (a)	62,365	1,665,146
Puma Biotechnology, Inc. (a)	7,066	532,494
Radius Health, Inc. (a)	32,117	2,226,029
Raptor Pharmaceutical Corp. (a)	205,171	1,241,285
Repligen Corp. (a)	56,711	1,579,401
Retrophin, Inc. (a)	55,084	1,116,002
Rigel Pharmaceuticals, Inc. (a)	328,800	812,136
Sangamo Biosciences, Inc. (a)	182,382	1,028,635
Sarepta Therapeutics, Inc. (a)	19,244	617,925
TESARO, Inc. (a)	5,294	212,289
Tobira Therapeutics, Inc. (a)(b)	6,903	66,683
Tonix Pharmaceuticals Holding Corp. (a)	34,948	184,875
Trevena, Inc. (a)	92,991	962,457
Ultragenyx Pharmaceutical, Inc. (a)	30,309	2,919,060
United Therapeutics Corp. (a)	3,175	416,687
Verastem, Inc. (a)	91,121	163,107
vTv Therapeutics, Inc., Class A (a)	38,077	248,262
Xencor, Inc. (a)	60,475	739,609
ZIOPHARM Oncology, Inc. (a)(b)	34,512	310,953

		91,338,170
Building Products — 1.1%
Apogee Enterprises, Inc.	23,971	1,070,305
Continental Building Products, Inc. (a)	377,243	7,748,571

		8,818,876
Capital Markets — 0.5%
Greenhill & Co., Inc.	53,401	1,520,326
Investment Technology Group, Inc.	54,269	723,948
Westwood Holdings Group, Inc.	25,006	1,359,076

		3,603,350
Chemicals — 0.8%
Advanced Emissions Solutions, Inc. (a)	59,321	391,519
Ferro Corp. (a)	21,203	232,173
Innospec, Inc.	34,443	1,601,944

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

Common Stocks	Shares	Value
Chemicals (continued)
Sensient Technologies Corp.	33,341	$2,043,803
Stepan Co.	2,503	104,150
Trinseo SA (a)	79,129	1,998,007

		6,371,596
Commercial Services & Supplies — 1.8%
ARC Document Solutions, Inc. (a)	340,191	2,024,136
Interface, Inc.	233,053	5,229,709
Knoll, Inc.	248,582	5,463,832
Quad Graphics, Inc.	54,313	657,187
SP Plus Corp. (a)	43,529	1,007,696

		14,382,560
Communications Equipment — 1.5%
Aviat Networks, Inc. (a)	193,315	201,048
Calix, Inc. (a)	320,570	2,497,240
Ixia (a)	206,640	2,994,214
Lumentum Holdings, Inc. (a)	113,558	1,924,808
NETGEAR, Inc. (a)	38,429	1,120,974
ShoreTel, Inc. (a)	455,835	3,405,087

		12,143,371
Construction & Engineering — 0.4%
Comfort Systems USA, Inc.	131,301	3,579,265
Construction Materials — 0.1%
U.S. Concrete, Inc. (a)	20,952	1,001,296
Consumer Finance — 0.0%
Consumer Portfolio Services, Inc. (a)	56,839	283,058
Containers & Packaging — 0.3%
Graphic Packaging Holding Co.	200,568	2,565,265
Distributors — 1.2%
Core-Mark Holding Co., Inc.	149,270	9,769,722
Diversified Consumer Services — 0.3%
Collectors Universe, Inc.	71,477	1,077,873
K12, Inc. (a)	68,965	857,925
Steiner Leisure Ltd. (a)	12,639	798,532

		2,734,330
Diversified Telecommunication Services — 1.5%
IDT Corp, Class B	32,601	466,194
Inteliquent, Inc.	525,242	11,728,654
Leap Wireless International, Inc. (a)	11,529	29,053

		12,223,901
Electronic Equipment, Instruments & Components — 1.6%
Cognex Corp.	9,724	334,214
Electro Rent Corp.	45,006	467,162
Multi-Fineline Electronix, Inc. (a)	71,756	1,198,325
Newport Corp. (a)	13,021	179,039
OSI Systems, Inc. (a)	73,945	5,690,807
Planar Systems, Inc. (a)	67,161	389,534
RealD, Inc. (a)	329,874	3,170,089
Rogers Corp. (a)	5,731	304,775
Tech Data Corp. (a)	10,545	722,334

		12,456,279
Energy Equipment & Services — 0.0%
PHI, Inc. (a)	15,397	290,695
Food & Staples Retailing — 1.2%
SUPERVALU, Inc. (a)	1,294,904	9,297,411
Food Products — 1.3%
Cal-Maine Foods, Inc.	10,967	598,908
Lancaster Colony Corp.	78,743	7,675,868
Pilgrim’s Pride Corp. (b)	103,471	2,150,127

Common Stocks	Shares	Value
Food Products (continued)
Seaboard Corp. (a)	101	$310,979

		10,735,882
Health Care Equipment & Supplies — 6.9%
Anika Therapeutics, Inc. (a)	11,294	359,488
Atrion Corp.	275	103,114
Cyberonics, Inc. (a)	25,633	1,557,974
ICU Medical, Inc. (a)	86,550	9,477,225
iRadimed Corp. (a)	8,293	202,018
Masimo Corp. (a)	294,231	11,345,547
Merit Medical Systems, Inc. (a)	245,297	5,865,051
Natus Medical, Inc. (a)	20,820	821,349
NuVasive, Inc. (a)	145,711	7,026,184
OraSure Technologies, Inc. (a)	53,322	236,750
Orthofix International NV (a)	17,225	581,344
RTI Surgical, Inc. (a)	626,522	3,558,645
SeaSpine Holdings Corp. (a)	90,555	1,466,991
STERIS Corp.	95,694	6,217,239
SurModics, Inc. (a)	66,237	1,446,616
Symmetry Surgical, Inc. (a)	168,168	1,496,695
Thoratec Corp. (a)	53,450	3,381,247
Zeltiq Aesthetics, Inc. (a)	12,295	393,809

		55,537,286
Health Care Providers & Services — 5.3%
Alliance HealthCare Services, Inc. (a)	25,521	249,085
AMN Healthcare Services, Inc. (a)	356,036	10,684,640
BioTelemetry, Inc. (a)	44,043	539,086
Five Star Quality Care, Inc. (a)	150,032	463,599
LHC Group, Inc. (a)	4,724	211,494
Molina Healthcare, Inc. (a)	80,859	5,567,142
National Research Corp., Class A	16,376	195,529
Surgical Care Affiliates, Inc. (a)	271,685	8,881,383
Team Health Holdings, Inc. (a)	292,105	15,782,433

		42,574,391
Hotels, Restaurants & Leisure — 5.4%
Boyd Gaming Corp. (a)	118,457	1,930,849
Brinker International, Inc.	106,147	5,590,763
Carrols Restaurant Group, Inc. (a)	24,097	286,754
Cheesecake Factory, Inc.	45,424	2,451,079
Dave & Buster’s Entertainment, Inc. (a)	22,034	833,546
Eldorado Resorts, Inc. (a)	29,669	267,614
Isle of Capri Casinos, Inc. (a)	162,494	2,833,895
Jack in the Box, Inc.	211,941	16,327,935
La Quinta Holdings, Inc. (a)	67,333	1,062,515
Marriott Vacations Worldwide Corp.	72,119	4,914,189
Red Robin Gourmet Burgers, Inc. (a)	13,733	1,040,137
SeaWorld Entertainment, Inc.	22,347	398,000
Shake Shack, Inc., Class A (a)(b)	21,356	1,012,274
Vail Resorts, Inc.	40,734	4,264,035

		43,213,585
Household Durables — 0.5%
Installed Building Products, Inc. (a)	19,698	497,965
TopBuild Corp. (a)	58,990	1,826,920
Zagg, Inc. (a)	203,455	1,381,459

		3,706,344
Independent Power and Renewable Electricity Producers — 0.0%
Talen Energy Corp. (a)	21,428	216,423
Vivint Solar, Inc. (a)	12,480	130,790

		347,213
Insurance — 0.1%
National General Holdings Corp.	52,772	1,017,972

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	21

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

Common Stocks	Shares	Value
Insurance (continued)
Universal Insurance Holdings, Inc.	3,215	$94,971

		1,112,943
Internet & Catalog Retail — 1.1%
1-800-Flowers.com, Inc., Class A (a)	158,553	1,442,832
HSN, Inc.	90,715	5,192,527
Liberty TripAdvisor Holdings, Inc., Class A (a)	103,716	2,299,384

		8,934,743
Internet Software & Services — 6.3%
Apigee Corp. (a)(b)	5,013	52,887
Apigee Corp. (Acquired 4/13/15, cost $303,400) (a)(c)	13,718	137,489
Appfolio, Inc., Class A (a)	17,697	298,194
Bankrate, Inc. (a)	267,977	2,773,562
Blucora, Inc. (a)	16,185	222,867
Carbonite, Inc. (a)	17,861	198,793
Constant Contact, Inc. (a)	266,384	6,457,148
Dealertrack Technologies, Inc.	16,846	1,063,993
Envestnet, Inc. (a)	78,005	2,337,810
Intralinks Holdings, Inc. (a)	116,491	965,710
j2 Global, Inc.	4,147	293,815
Limelight Networks, Inc. (a)	473,316	904,034
LogMeIn, Inc. (a)	241,857	16,484,973
NIC, Inc.	339,400	6,010,774
QuinStreet, Inc. (a)	894,610	4,965,086
SciQuest, Inc. (a)	278,513	2,785,130
Stamps.com, Inc. (a)	9,834	727,814
Travelzoo, Inc. (a)	6,874	56,848
United Online, Inc. (a)	40,672	406,720
Web.com Group, Inc. (a)	45,805	965,569
XO Group, Inc. (a)	171,014	2,416,428

		50,525,644
IT Services — 1.8%
Datalink Corp. (a)	98,868	590,242
Dolan Co. (a)	14,888	298
Euronet Worldwide, Inc. (a)	7,080	524,557
Everi Holdings, Inc. (a)	384,047	1,970,161
Lionbridge Technologies, Inc. (a)	248,114	1,225,683
Net1 UEPS Technologies, Inc. (a)	146,554	2,453,314
Science Applications International Corp.	186,660	7,505,599
Sykes Enterprises, Inc. (a)	19,154	488,427

		14,758,281
Leisure Products — 1.4%
Brunswick Corp.	198,315	9,497,305
Nautilus, Inc. (a)	123,185	1,847,775

		11,345,080
Life Sciences Tools & Services — 1.9%
Cambrex Corp. (a)	140,224	5,564,088
Harvard Bioscience, Inc. (a)	214,387	810,383
INC Research Holdings, Inc., Class A (a)	141,760	5,670,400
PRA Health Sciences, Inc. (a)	81,650	3,170,470

		15,215,341
Machinery — 2.0%
Blount International, Inc. (a)	48,010	267,416
Briggs & Stratton Corp.	26,617	513,974
Global Brass & Copper Holdings, Inc.	233,528	4,789,659
Hyster-Yale Materials Handling, Inc.	42,907	2,481,312
Luxfer Holdings PLC — ADR	474,783	5,122,909
Wabash National Corp. (a)	266,835	2,825,783

		16,001,053

Common Stocks	Shares	Value
Marine — 0.0%
Matson, Inc.	8,499	$327,127
Media — 0.4%
Crown Media Holdings, Inc., Class A (a)	197,551	1,056,898
Gray Television, Inc. (a)	45,844	584,969
Harte-Hanks, Inc.	74,265	262,155
Time, Inc.	52,633	1,002,659
Tribune Publishing Co.	14,412	112,990

		3,019,671
Multiline Retail — 0.9%
Burlington Stores, Inc. (a)	138,054	7,046,276
Oil, Gas & Consumable Fuels — 0.6%
Alon USA Energy, Inc.	13,112	236,934
DHT Holdings, Inc.	239,312	1,775,695
Evolution Petroleum Corp.	112,396	623,798
Scorpio Tankers, Inc.	221,552	2,031,632
VAALCO Energy, Inc. (a)	152,230	258,791

		4,926,850
Paper & Forest Products — 0.7%
Boise Cascade Co. (a)	32,463	818,717
Clearwater Paper Corp. (a)	102,408	4,837,754

		5,656,471
Pharmaceuticals — 3.0%
Juniper Pharmaceuticals, Inc. (a)	83,892	988,248
Lannett Co., Inc. (a)	23,467	974,350
Pernix Therapeutics Holdings, Inc. (a)	71,669	226,474
Phibro Animal Health Corp., Class A	21,470	679,096
Prestige Brands Holdings, Inc. (a)	242,289	10,941,771
Sagent Pharmaceuticals, Inc. (a)	21,688	332,477
Sciclone Pharmaceuticals, Inc. (a)	590,644	4,099,069
Sucampo Pharmaceuticals, Inc., Class A (a)	287,034	5,703,366
TherapeuticsMD, Inc. (a)	70,052	410,505

		24,355,356
Professional Services — 3.5%
Insperity, Inc.	42,270	1,856,921
Kforce, Inc.	379,862	9,982,773
RPX Corp. (a)	992,062	13,611,091
TrueBlue, Inc. (a)	99,960	2,246,101
Volt Information Sciences, Inc. (a)	24,688	224,661

		27,921,547
Real Estate Investment Trusts (REITs) — 1.5%
Chatham Lodging Trust	27,057	581,184
DiamondRock Hospitality Co.	98,496	1,088,381
DuPont Fabros Technology, Inc.	89,053	2,304,692
FelCor Lodging Trust, Inc.	61,423	434,261
Hersha Hospitality Trust	66,363	1,503,786
InfraREIT, Inc.	106,444	2,520,594
Lexington Realty Trust	251,391	2,036,267
RLJ Lodging Trust	78,029	1,971,793

		12,440,958
Real Estate Management & Development — 1.4%
Marcus & Millichap, Inc. (a)	228,003	10,485,858
Re/Max Holdings, Inc., Class A	16,950	609,861

		11,095,719
Road & Rail — 0.6%
Swift Transportation Co. (a)	300,448	4,512,729
Semiconductors & Semiconductor Equipment — 2.6%
Cascade Microtech, Inc. (a)	40,119	567,283

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Cirrus Logic, Inc. (a)	21,987	$692,810
Integrated Device Technology, Inc. (a)	304,774	6,186,912
MaxLinear, Inc., Class A (a)	15,992	198,940
Monolithic Power Systems, Inc.	20,082	1,028,198
NeoPhotonics Corp. (a)	46,934	319,621
Tessera Technologies, Inc.	372,762	12,081,216

		21,074,980
Software — 8.3%
Aspen Technology, Inc. (a)	196,869	7,463,304
AVG Technologies NV (a)	224,234	4,877,090
Barracuda Networks, Inc. (a)	18,761	292,296
ePlus, Inc. (a)	32,805	2,593,891
Exa Corp. (a)	58,107	600,245
Fair Isaac Corp.	4,009	338,762
FleetMatics Group PLC (a)	6,423	315,305
Gigamon, Inc. (a)	103,003	2,061,090
Guidewire Software, Inc. (a)	17,146	901,537
Imperva, Inc. (a)	35,226	2,306,598
Infoblox, Inc. (a)	206,438	3,298,879
Manhattan Associates, Inc. (a)	294,148	18,325,420
Mentor Graphics Corp.	59,400	1,463,022
MicroStrategy, Inc., Class A (a)	14,688	2,885,751
Monotype Imaging Holdings, Inc.	80,412	1,754,590
Pegasystems, Inc.	99,537	2,449,606
Progress Software Corp. (a)	8,796	227,201
Qlik Technologies, Inc. (a)	192,528	7,017,646
Synchronoss Technologies, Inc. (a)	28,050	920,040
TiVo, Inc. (a)	95,142	823,930
Verint Systems, Inc. (a)	124,466	5,370,708
Viggle, Inc. (a)	1,095	449
Zix Corp. (a)	128,901	542,673

		66,830,033
Specialty Retail — 2.7%
Aaron’s, Inc.	149,771	5,408,231
American Eagle Outfitters, Inc.	257,007	4,017,019
Barnes & Noble Education, Inc. (a)	11,009	139,924
Barnes & Noble, Inc.	192,222	2,327,808
Citi Trends, Inc.	30,817	720,501
Express, Inc. (a)	155,714	2,782,609
Haverty Furniture Cos., Inc.	40,190	943,661
Sears Hometown and Outlet Stores, Inc. (a)	55,996	448,528
Select Comfort Corp. (a)	185,353	4,055,524
Stage Stores, Inc.	51,361	505,392

		21,349,197
Technology Hardware, Storage & Peripherals — 0.1%
Avid Technology, Inc. (a)	20,044	159,550
Dot Hill Systems Corp. (a)	60,494	588,607
Super Micro Computer, Inc. (a)	8,965	244,386

		992,543
Textiles, Apparel & Luxury Goods — 2.8%
Columbia Sportswear Co.	6,016	353,681
Culp, Inc.	166,055	5,325,384
Deckers Outdoor Corp. (a)	118,178	6,861,415
Oxford Industries, Inc.	34,659	2,560,607
Skechers U.S.A., Inc., Class A (a)	54,705	7,334,846
Vince Holding Corp. (a)	15,089	51,755

		22,487,688
Thrifts & Mortgage Finance — 2.7%
Anchor BanCorp Wisconsin, Inc. (a)	13,552	577,180
Essent Group Ltd. (a)	113,440	2,818,984
EverBank Financial Corp.	704,517	13,597,178

Common Stocks	Shares	Value
Thrifts & Mortgage Finance (continued)
HomeStreet, Inc. (a)	148,169	$3,422,704
Meta Financial Group, Inc.	17,041	711,803
MGIC Investment Corp. (a)	65,858	609,845

		21,737,694
Tobacco — 0.9%
Vector Group Ltd.	328,871	7,435,773
Trading Companies & Distributors — 0.0%
Neff Corp., Class A (a)	48,442	270,791
Water Utilities — 0.0%
California Water Service Group	7,119	157,472
Total Common Stocks — 98.2%		792,493,026

Preferred Stocks
Household Durables — 0.2%
AliphCom, Series 6 (Acquired 6/03/14, cost $749,991) (a)(c)	66,562	1,404,378
AliphCom, Series 8 (Acquired 8/31/15, cost $130,001) (a)(c)	23,791	90,579

		1,494,957
Software — 0.7%
Illumio Inc., Series C (Acquired 3/10/15, cost $750,000) (a)(c)	233,365	767,841
MongoDB Series C (Acquired 12/19/13, cost $1,517,990) (a)(c)	60,511	1,144,868
MongoDB Series D (Acquired 12/19/13, cost $472,222) (a)(c)	18,824	356,150
MongoDB Series E (Acquired 12/19/13, cost $16,682) (a)(c)	665	12,582
Palantir Technologies, Inc., Series I (Acquired 2/06/14, cost $1,999,998) (a)(c)	326,264	3,491,025

		5,772,466
Total Preferred Stocks — 0.9%		7,267,423

Rights
Pharmaceuticals — 0.0%
Durata Therapeutics, Inc. — CVR (a)	7,330	1,173
Furiex Pharmaceuticals, Inc. — CVR (a)	6,467	64,670
Total Rights — 0.0%		65,843
Warrants
Pharmaceuticals — 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price USD 17.70) (a)	1,000,249	—
Total Long-Term Investments (Cost — $780,061,394) — 99.1%		799,826,292

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	23

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (d)(e)	8,821,194	$8,821,194
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.26% (d)(e)(f)	$4,670	4,670,188
Total Short-Term Securities (Cost — $13,491,382) — 1.7%		13,491,382

Value
Total Investments (Cost — $793,552,776) — 100.8%	$813,317,674
Liabilities in Excess of Other Assets — (0.8)%	(6,496,932)

Net Assets — 100.0%	$806,820,742

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale, excluding 144A securities. As of report date, the Fund held restricted securities with a current value of $7,404,912 and an original cost of $5,940,284 which was 0.9% of its net assets.

(d)	During the year ended September 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2014	Net Activity	Shares/Beneficial Interest Held at September 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	13,997,672	(5,176,478)	8,821,194	$10,109
BlackRock Liquidity Series, LLC, Money Market Series	$10,214,730	$(5,544,542)	$4,670,188	$1,671,387	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Long	Issue	Expiration	Notional Value		Unrealized Depreciation
84	Russell 2000 Mini Index Futures	December 2015	USD	9,205,560	$(295,693)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statements of Assets and Liabilities was as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	$295,693	—	—	—	$295,693

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

For the year ended September 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	$(825,902)	—	—	—	$(825,902)

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$53,982	—	—	—	$53,982

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$10,308,323

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$147,470	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$147,470	—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(147,470)	—

Total derivative assets and liabilities subject to an MNA	—	—

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$4,074,445	—	—	$4,074,445
Airlines	13,925,361	—	—	13,925,361
Auto Components	20,198,491	—	—	20,198,491
Banks	25,788,923	—	—	25,788,923
Biotechnology	91,338,170	—	—	91,338,170
Building Products	8,818,876	—	—	8,818,876
Capital Markets	3,603,350	—	—	3,603,350
Chemicals	6,371,596	—	—	6,371,596
Commercial Services & Supplies	14,382,560	—	—	14,382,560
Communications Equipment	12,143,371	—	—	12,143,371
Construction & Engineering	3,579,265	—	—	3,579,265
Construction Materials	1,001,296	—	—	1,001,296
Consumer Finance	283,058	—	—	283,058
Containers & Packaging	2,565,265	—	—	2,565,265
Distributors	9,769,722	—	—	9,769,722
Diversified Consumer Services	2,734,330	—	—	2,734,330
Diversified Telecommunication Services	12,194,848	—	$29,053	12,223,901
Electronic Equipment, Instruments & Components	12,456,279	—	—	12,456,279
Energy Equipment & Services	290,695	—	—	290,695
Food & Staples Retailing	9,297,411	—	—	9,297,411

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	25

Schedule of Investments (concluded)	BlackRock Small Cap Growth Equity Portfolio

	Level 1	Level 2	Level 3	Total
Food Products	$10,735,882	—	—	$10,735,882
Health Care Equipment & Supplies	55,537,286	—	—	55,537,286
Health Care Providers & Services	42,574,391	—	—	42,574,391
Hotels, Restaurants & Leisure	43,213,585	—	—	43,213,585
Household Durables	3,706,344	—	—	3,706,344
Independent Power and Renewable Electricity Producers	347,213	—	—	347,213
Insurance	1,112,943	—	—	1,112,943
Internet & Catalog Retail	8,934,743	—	—	8,934,743
Internet Software & Services	50,388,155	$137,489	—	50,525,644
IT Services	14,757,983	—	$298	14,758,281
Leisure Products	11,345,080	—	—	11,345,080
Life Sciences Tools & Services	15,215,341	—	—	15,215,341
Machinery	16,001,053	—	—	16,001,053
Marine	327,127	—	—	327,127
Media	3,019,671	—	—	3,019,671
Multiline Retail	7,046,276	—	—	7,046,276
Oil, Gas & Consumable Fuels	4,926,850	—	—	4,926,850
Paper & Forest Products	5,656,471	—	—	5,656,471
Pharmaceuticals	24,355,356	—	—	24,355,356
Professional Services	27,921,547	—	—	27,921,547
Real Estate Investment Trusts (REITs)	12,440,958	—	—	12,440,958
Real Estate Management & Development	11,095,719	—	—	11,095,719
Road & Rail	4,512,729	—	—	4,512,729
Semiconductors & Semiconductor Equipment	21,074,980	—	—	21,074,980
Software	66,829,584	—	449	66,830,033
Specialty Retail	21,349,197	—	—	21,349,197
Technology Hardware, Storage & Peripherals	992,543	—	—	992,543
Textiles, Apparel & Luxury Goods	22,487,688	—	—	22,487,688
Thrifts & Mortgage Finance	21,737,694	—	—	21,737,694
Tobacco	7,435,773	—	—	7,435,773
Trading Companies & Distributors	270,791	—	—	270,791
Water Utilities	157,472	—	—	157,472
Preferred Stocks:
Household Durables	—	—	1,494,957	1,494,957
Software	—	—	5,772,466	5,772,466
Rights	—	—	65,843	65,843
Warrants	—	—	—	—
Short-Term Securities	8,821,194	4,670,188	—	13,491,382

Total	$801,146,931	$4,807,677	$7,363,066	$813,317,674

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(295,693)	—	—	$(295,693)

[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$475,200	—	—	$475,200
Liabilities:
Bank overdraft	—	$(209,549)	—	(209,549)
Collateral on securities loaned at value	—	(4,670,188)	—	(4,670,188)

Total	$475,200	$(4,879,737)	—	$(4,404,537)

During the year ended September 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Statements of Assets and Liabilities

September 30, 2015	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Assets
Investments at value — unaffiliated[2,3]	$472,360,259	$473,663,818	$799,826,292
Investments at value — affiliated[4]	2,453,165	23,701,488	13,491,382
Cash pledged for financial futures contracts	—	—	475,200
Foreign currency at value[5]	—	1,312	—
Receivables:
Investments sold	3,243,907	14,452,811	12,128,584
Capital shares sold	185,719	1,110,476	500,369
Dividends — unaffiliated	636,916	75,938	354,127
Dividends — affiliated	129	1,137	682
From the Manager	65,417	16,888	—
Securities lending income — affiliated	—	14,180	27,880
Variation margin receivable on financial futures contracts	—	—	147,470
Prepaid expenses	24,486	37,097	32,709

Total assets	478,969,998	513,075,145	826,984,695

Liabilities
Bank overdraft	140,010	66,892	209,549
Collateral on securities loaned at value	—	6,334,671	4,670,188
Payables:
Investments purchased	2,649,239	13,215,674	12,467,103
Capital shares redeemed	780,070	1,299,432	1,749,152
Investment advisory fees	307,502	342,724	388,037
Transfer agent fees	335,958	267,854	338,203
Service and distribution fees	141,423	117,353	84,253
Officer’s and Trustees’ fees	5,219	4,824	7,826
Other affiliates	20,363	103,311	102,685
Other accrued expenses	104,425	87,631	146,957

Total liabilities	4,484,209	21,840,366	20,163,953

Net Assets	$474,485,789	$491,234,779	$806,820,742

Net Assets Consist of
Paid-in capital	$483,424,148	$423,794,219	$753,147,236
Undistributed (distributions in excess of) net investment income (loss)	433,248	—	(230,783)
Accumulated net realized gain	1,692,407	12,845,403	34,435,084
Net unrealized appreciation (depreciation)	(11,064,014)	54,595,157	19,469,205

Net Assets	$474,485,789	$491,234,779	$806,820,742

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$483,406,960	$419,068,501	$780,061,394
[3] Securities loaned at value	—	$6,356,669	$4,625,735
[4] Investments at cost — affiliated	$2,453,165	$23,701,488	$13,491,382
[5] Foreign currency at cost	—	$1,472	—

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	27

Statements of Assets and Liabilities (concluded)

September 30, 2015	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Net Asset Value
Institutional
Net assets	$40,869,960	$84,605,053	$503,423,277

Shares outstanding[2]	3,387,070	5,152,031	28,253,779

Net asset value	$12.07	$16.42	$17.82

Service
Net assets	$107,660	$1,384,334	$19,595,578

Shares outstanding[2]	9,080	92,319	1,259,766

Net asset value	$11.86	$15.00	$15.55

Investor A
Net assets	$355,843,879	$350,962,406	$255,692,406

Shares outstanding[2]	30,661,517	24,320,609	17,780,335

Net asset value	$11.61	$14.43	$14.38

Investor B
Net assets	$3,560,043	$2,069,445	—

Shares outstanding[2]	346,365	175,858	—

Net asset value	$10.28	$11.77	—

Investor C
Net assets	$72,966,376	$44,718,888	$28,109,481

Shares outstanding[2]	7,182,659	3,827,929	2,998,368

Net asset value	$10.16	$11.68	$9.37

Class R
Net assets	$1,137,871	$7,494,653	—

Shares outstanding[2]	95,284	525,329	—

Net asset value	$11.94	$14.27	—

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Statements of Operations

Year Ended September 30, 2015	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Investment Income
Dividends — unaffiliated	$7,670,211	$2,119,662	$6,462,924
Dividends — affiliated	8,898	6,330	10,109
Securities lending — affiliated — net	83,339	97,353	1,671,387
Foreign taxes withheld	(121,273)	(21,343)	(211)

Total income	7,641,175	2,202,002	8,144,209

Expenses
Investment advisory	4,423,570	3,603,226	4,747,228
Service and distribution — class specific	1,943,807	1,317,291	1,104,792
Transfer agent — class specific	1,153,183	986,102	1,398,314
Administration	279,942	222,980	416,921
Administration — class specific	118,063	94,846	182,503
Professional	97,147	65,682	81,105
Registration	81,405	93,703	89,797
Custodian	60,593	40,167	111,860
Accounting services	91,394	79,517	132,835
Printing	45,218	31,655	54,306
Officer and Trustees	21,398	18,885	30,345
Miscellaneous	27,824	21,944	36,949
Recoupment of past waived and/or reimbursed fees — class specific	42	23,054	—

Total expenses	8,343,586	6,599,052	8,386,955
Less:
Fees waived by the Manager	(44,478)	(6,626)	(11,872)
Administration fees waived — class specific	(117,605)	(55,114)	(91)
Transfer agent fees waived — class specific	(101,849)	(64,632)	—
Transfer agent fees reimbursed — class specific	(677,722)	(51,889)	—

Total expenses after fees waived and reimbursed	7,401,932	6,420,791	8,374,992

Net investment income (loss)	239,243	(4,218,789)	(230,783)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	59,057,973	23,511,454	41,540,268
Investments — affiliated	(602,119)	—	—
Capital gain distributions received from affiliated investment companies	3,191	—	—
Options written	(1,895,215)	—	—
Financial futures contracts	(8,345,746)	—	(825,902)
Swaps	(1,811,587)	—	—
Foreign currency transactions	10,665,605	(40,489)	—

	57,072,102	23,470,965	40,714,366

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(60,016,930)	(17,238,153)	(26,449,909)
Investments — affiliated	452,280	—	—
Options written	(138,156)	—	—
Financial futures contracts	(1,856,152)	—	53,982
Swaps	505,315	—	—
Foreign currency translations	(5,374,631)	(83)	—

	(66,428,274)	(17,238,236)	(26,395,927)

Net realized and unrealized gain (loss)	(9,356,172)	6,232,729	14,318,439

Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,116,929)	$2,013,940	$14,087,656

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	29

Statements of Changes in Net Assets

	BlackRock Flexible Equity Fund[1]		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Small Cap Growth Equity Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014	2015	2014

Operations
Net investment income (loss)	$239,243	$9,751,658	$(4,218,789)	$(4,058,090)	$(230,783)	$(3,740,286)
Net realized gain	57,072,102	84,047,958	23,470,965	48,420,488	40,714,366	234,248,636
Net change in unrealized appreciation (depreciation)	(66,428,274)	(54,848,721)	(17,238,236)	3,873,240	(26,395,927)	(120,565,561)

Net increase (decrease) in net assets resulting from operations	(9,116,929)	38,950,895	2,013,940	48,235,638	14,087,656	109,942,789

Distributions to Shareholders From[2]
Net investment income:
Institutional	(1,469,061)	(973,756)	—	—	—	—
Service	(4,373)	(2,950)	—	—	—	—
Investor A	(11,203,633)	(5,945,499)	—	—	—	—
Investor B	(130,864)	(39,265)	—	—	—	—
Investor C	(2,049,761)	(580,645)	—	—	—	—
Class R	(36,334)	(7,904)	—	—	—	—
Net realized gain:
Institutional	(6,558,090)	(477,055)	(3,190,419)	(3,566,206)	(99,594,343)	(224,335,020)
Service	(22,326)	(2,055)	(475,796)	(359,600)	(4,990,887)	(8,970,316)
Investor A	(55,240,666)	(4,533,517)	(36,956,433)	(48,709,954)	(71,147,923)	(114,556,801)
Investor B	(915,431)	(84,318)	(424,056)	(773,466)	(252,945)	(545,137)
Investor C	(12,781,606)	(1,036,560)	(4,319,606)	(4,928,001)	(10,799,606)	(14,869,102)
Class R	(190,598)	(11,753)	(935,237)	(1,635,424)	—	—

Decrease in net assets resulting from distributions to shareholders	(90,602,743)	(13,695,277)	(46,301,547)	(59,972,651)	(186,785,704)	(363,276,376)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(22,382,207)	(121,269,351)	140,200,254	63,142,862	184,894,272	(206,530,437)

Net Assets
Total increase (decrease) in net assets	(122,101,879)	(96,013,733)	95,912,647	51,405,849	12,196,224	(459,864,024)
Beginning of year	596,587,668	692,601,401	395,322,132	343,916,283	794,624,518	1,254,488,542

End of year	$474,485,789	$596,587,668	$491,234,779	$395,322,132	$806,820,742	$794,624,518

Undistributed (distributions in excess of) net investment income (loss), end of year	$433,248	$10,037,534	—	—	$(230,783)	—

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights	BlackRock Flexible Equity Fund

	Institutional
	Year Ended September 30,
	2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of year	$14.51	$14.04	$12.53	$9.81	$10.53

Net investment income[2]	0.06	0.29	0.19	0.10	0.12
Net realized and unrealized gain (loss)	(0.25)	0.53	1.46	2.72	(0.74)

Net increase (decrease) from investment operations	(0.19)	0.82	1.65	2.82	(0.62)

Distributions from:[3]
Net investment income	(0.41)	(0.21)	(0.14)	(0.10)	(0.10)
Net realized gain	(1.84)	(0.14)	—	—	—

Total distributions	(2.25)	(0.35)	(0.14)	(0.10)	(0.10)

Net asset value, end of year	$12.07	$14.51	$14.04	$12.53	$9.81

Total Return[4]
Based on net asset value	(2.15)%	5.76%	13.36%	28.90%	(6.03)%[5]

Ratios to Average Net Assets
Total expenses[6]	1.11%[7]	1.09%[7]	1.15%[7]	1.13%	1.08%

Total expenses after fees waived, reimbursed and paid indirectly	0.92%[7]	0.96%[7]	0.97%[7]	0.97%	0.97%

Net investment income	0.46%[7]	1.99%[7]	1.48%[7]	0.89%	0.98%

Supplemental Data
Net assets, end of year (000)	$40,870	$53,274	$64,078	$142,963	$195,753

Portfolio turnover rate	156%	102%	119%	156%	137%

[1] Consolidated Financial Highlights.
[2] Based on average shares outstanding.
[3] Distributions for annual periods determined in accordance with federal income tax regulations.
[4] Where applicable, assumes the reinvestment of distributions.
[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
[7] Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	0.03%	—	—

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	31

Financial Highlights (continued)	BlackRock Flexible Equity Fund

	Service
	Year Ended September 30,
	2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of year	$14.29	$13.81	$12.30	$9.63	$10.33

Net investment income[2]	0.01	0.23	0.14	0.06	0.08
Net realized and unrealized gain (loss)	(0.24)	0.54	1.44	2.68	(0.73)

Net increase (decrease) from investment operations	(0.23)	0.77	1.58	2.74	(0.65)

Distributions from:[3]
Net investment income	(0.36)	(0.15)	(0.07)	(0.07)	(0.05)
Net realized gain	(1.84)	(0.14)	—	—	—

Total distributions	(2.20)	(0.29)	(0.07)	(0.07)	(0.05)

Net asset value, end of year	$11.86	$14.29	$13.81	$12.30	$9.63

Total Return[4]
Based on net asset value	(2.49)%	5.45%	13.00%	28.58%	(6.38)%[5]

Ratios to Average Net Assets
Total expenses[6]	1.33%[7]	1.30%[7]	1.75%[7]	1.95%	1.49%

Total expenses after fees waived, reimbursed and paid indirectly	1.23%[7]	1.27%[7]	1.29%[7]	1.29%	1.29%

Net investment income	0.10%[7]	1.60%[7]	1.15%[7]	0.56%	0.65%

Supplemental Data
Net assets, end of year (000)	$108	$211	$421	$674	$1,025

Portfolio turnover rate	156%	102%	119%	156%	137%

[1] Consolidated Financial Highlights.
[2] Based on average shares outstanding.
[3] Distributions for annual periods determined in accordance with federal income tax regulations.
[4] Where applicable, assumes the reinvestment of distributions.
[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015 and September 30, 2013, the ratio would have been 1.30% and 1.73%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014, September 30, 2012 and September 30, 2011.
[7] Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	0.03%	—	—

See Notes to Financial Statements.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Flexible Equity Fund

	Investor A
	Year Ended September 30,
	2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of year	$14.04	$13.59	$12.14	$9.50	$10.21

Net investment income[2]	0.02	0.22	0.14	0.07	0.08
Net realized and unrealized gain (loss)	(0.24)	0.54	1.41	2.63	(0.72)

Net increase (decrease) from investment operations	(0.22)	0.76	1.55	2.70	(0.64)

Distributions from:[3]
Net investment income	(0.37)	(0.17)	(0.10)	(0.06)	(0.07)
Net realized gain	(1.84)	(0.14)	—	—	—

Total distributions	(2.21)	(0.31)	(0.10)	(0.06)	(0.07)

Net asset value, end of year	$11.61	$14.04	$13.59	$12.14	$9.50

Total Return[4]
Based on net asset value	(2.46)%	5.46%	12.92%	28.54%	(6.33)%[5]

Ratios to Average Net Assets
Total expenses[6]	1.41%[7]	1.40%[7]	1.43%[7]	1.40%	1.37%

Total expenses after fees waived, reimbursed and paid indirectly	1.24%[7]	1.27%[7]	1.29%[7]	1.29%	1.29%

Net investment income	0.14%[7]	1.55%[7]	1.11%[7]	0.60%	0.66%

Supplemental Data
Net assets, end of year (000)	$355,844	$443,630	$512,059	$615,464	$587,989

Portfolio turnover rate	156%	102%	119%	156%	137%

[1] Consolidated Financial Highlights.
[2] Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	0.03%	—	—

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	33

Financial Highlights (continued)	BlackRock Flexible Equity Fund

	Investor B
	Year Ended September 30,
	2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of year	$12.66	$12.26	$10.95	$8.58	$9.25

Net investment income (loss)[2]	(0.08)	0.11	0.04	(0.02)	(0.01)
Net realized and unrealized gain (loss)	(0.20)	0.48	1.28	2.39	(0.65)

Net increase (decrease) from investment operations	(0.28)	0.59	1.32	2.37	(0.66)

Distributions from:[3]
Net investment income	(0.26)	(0.05)	(0.01)	—	(0.01)
Net realized gain	(1.84)	(0.14)	—	—	—

Total distributions	(2.10)	(0.19)	(0.01)	—	(0.01)

Net asset value, end of year	$10.28	$12.66	$12.26	$10.95	$8.58

Total Return[4]
Based on net asset value	(3.24)%	4.68%	12.04%	27.62%	(7.17)%[5]

Ratios to Average Net Assets
Total expenses[6]	2.52%[7]	2.41%[7]	2.42%[7]	2.31%	2.13%

Total expenses after fees waived, reimbursed and paid indirectly	2.01%[7]	2.05%[7]	2.06%[7]	2.06%	2.06%

Net investment income (loss)	(0.68)%[7]	0.82%[7]	0.36%[7]	(0.19)%	(0.10)%

Supplemental Data
Net assets, end of year (000)	$3,560	$7,122	$11,918	$17,465	$26,233

Portfolio turnover rate	156%	102%	119%	156%	137%

[1] Consolidated Financial Highlights.
[2] Based on average shares outstanding.
[3] Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013, September 30, 2012 and September 30, 2011, the ratio would have been 2.41%, 2.30% and 2.12%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015 and September 30, 2014.
[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	0.03%	—	—

See Notes to Financial Statements.

34	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Flexible Equity Fund

	Investor C
	Year Ended September 30,
	2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of year	$12.57	$12.20	$10.91	$8.55	$9.22

Net investment income (loss)[2]	(0.07)	0.10	0.04	(0.02)	(0.01)
Net realized and unrealized gain (loss)	(0.20)	0.48	1.27	2.38	(0.64)

Net increase (decrease) from investment operations	(0.27)	0.58	1.31	2.36	(0.65)

Distributions from:[3]
Net investment income	(0.30)	(0.07)	(0.02)	—	(0.02)
Net realized gain	(1.84)	(0.14)	—	—	—

Total distributions	(2.14)	(0.21)	(0.02)	—	(0.02)

Net asset value, end of year	$10.16	$12.57	$12.20	$10.91	$8.55

Total Return[4]
Based on net asset value	(3.26)%	4.67%	12.01%	27.60%	(7.11)%[5]

Ratios to Average Net Assets
Total expenses[6]	2.15%[7]	2.14%[7]	2.20%[7]	2.18%	2.16%

Total expenses after fees waived, reimbursed and paid indirectly	2.01%[7]	2.04%[7]	2.06%[7]	2.06%	2.06%

Net investment income (loss)	(0.63)%[7]	0.78%[7]	0.34%[7]	(0.18)%	(0.11)%

Supplemental Data
Net assets, end of year (000)	$72,966	$90,904	$103,097	$115,242	$112,520

Portfolio turnover rate	156%	102%	119%	156%	137%

[1] Consolidated Financial Highlights.
[2] Based on average shares outstanding.
[3] Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
[7] Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	0.03%	—	—

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	35

Financial Highlights (concluded)	BlackRock Flexible Equity Fund

	Class R
	Year Ended September 30,
	2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of year	$14.41	$13.94	$12.46	$9.75	$10.51

Net investment income (loss)[2]	(0.03)	0.19	0.10	0.03	0.04
Net realized and unrealized gain (loss)	(0.25)	0.53	1.45	2.71	(0.73)

Net increase (decrease) from investment operations	(0.28)	0.72	1.55	2.74	(0.69)

Distributions from:[3]
Net investment income	(0.35)	(0.11)	(0.07)	(0.03)	(0.07)
Net realized gain	(1.84)	(0.14)	—	—	—

Total distributions	(2.19)	(0.25)	(0.07)	(0.03)	(0.07)

Net asset value, end of year	$11.94	$14.41	$13.94	$12.46	$9.75

Total Return[4]
Based on net asset value	(2.86)%	5.05%	12.51%	28.13%	(6.66)%[5]

Ratios to Average Net Assets
Total expenses[6]	1.69%[7]	1.68%[7]	1.78%[7]	1.78%	1.72%

Total expenses after fees waived, reimbursed and paid indirectly	1.60%[7]	1.63%[7]	1.65%[7]	1.65%	1.65%

Net investment income (loss)	(0.23)%[7]	1.30%[7]	0.78%[7]	0.25%	0.31%

Supplemental Data
Net assets, end of year (000)	$1,138	$1,446	$1,028	$1,312	$920

Portfolio turnover rate	156%	102%	119%	156%	137%

[1] Consolidated Financial Highlights.
[2] Based on average shares outstanding.
[3] Distributions for annual periods determined in accordance with federal income tax regulations.
[4] Where applicable, assumes the reinvestment of distributions.
[5] Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014 and September 30, 2011, the ratio would have been 1.67% and 1.70%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2013 and September 30, 2012.
[7] Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	0.03%	—	—

See Notes to Financial Statements.

36	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$17.67	$18.22	$13.58	$11.10	$11.18

Net investment income (loss)[1]	(0.11)	(0.12)	0.05	0.04	(0.05)
Net realized and unrealized gain (loss)	0.77	2.49	4.59	2.44	(0.03)

Net increase (decrease) from investment operations	0.66	2.37	4.64	2.48	(0.08)

Distributions from net realized gain[2]	(1.91)	(2.92)	—	—	—

Net asset value, end of year	$16.42	$17.67	$18.22	$13.58	$11.10

Total Return[3]
Based on net asset value	4.37%	14.70%	34.17%	22.34%	(0.72)%[4]

Ratios to Average Net Assets
Total expenses[5]	1.06%	1.11%	1.13%	1.11%	1.17%

Total expenses after fees waived, reimbursed and paid indirectly	1.05%	1.10%	1.11%	1.07%	1.17%

Net investment income (loss)	(0.61)%	(0.68)%	0.30%	0.27%	(0.38)%

Supplemental Data
Net assets, end of year (000)	$84,605	$33,448	$21,485	$18,526	$19,348

Portfolio turnover rate	95%	123%	160%	88%	131%

[1] Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Total return	—	—	—	—	(0.90)%
[5]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014 and September 30, 2013, the ratio would have been 1.08% and 1.11%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2012 and September 30, 2011.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	37

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Service
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$16.34	$17.05	$12.77	$10.49	$10.60

Net investment loss[1]	(0.16)	(0.19)	(0.02)	(0.01)	(0.10)
Net realized and unrealized gain (loss)	0.71	2.31	4.30	2.29	(0.01)

Net increase (decrease) from investment operations	0.55	2.12	4.28	2.28	(0.11)

Distributions from net realized gain[2]	(1.89)	(2.83)	—	—	—

Net asset value, end of year	$15.00	$16.34	$17.05	$12.77	$10.49

Total Return[3]
Based on net asset value	3.94%	14.11%	33.52%	21.74%	(1.04)%[4]

Ratios to Average Net Assets
Total expenses[5]	1.50%	1.58%	1.67%	2.29%	1.87%

Total expenses after fees waived, reimbursed and paid indirectly	1.48%	1.58%	1.58%	1.58%	1.58%

Net investment loss	(1.00)%	(1.17)%	(0.15)%	(0.06)%	(0.83)%

Supplemental Data
Net assets, end of year (000)	$1,384	$3,838	$2,065	$1,865	$714

Portfolio turnover rate	95%	123%	160%	88%	131%

[1] Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Total return	—	—	—	—	(1.23)%
[5]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015 and September 30, 2014 and September 30, 2013, the ratio would have been 1.42%, 1.33% and 1.51%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2012 and September 30, 2011.

See Notes to Financial Statements.

38	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor A
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$15.78	$16.56	$12.38	$10.15	$10.27

Net investment income (loss)[1]	(0.14)	(0.16)	0.00 [2]	(0.01)	(0.09)
Net realized and unrealized gain (loss)	0.67	2.24	4.18	2.24	(0.03)

Net increase (decrease) from investment operations	0.53	2.08	4.18	2.23	(0.12)

Distributions from net realized gain[3]	(1.88)	(2.86)	—	—	—

Net asset value, end of year	$14.43	$15.78	$16.56	$12.38	$10.15

Total Return[4]
Based on net asset value	4.01%	14.38%	33.76%	21.97%	(1.17)%[5]

Ratios to Average Net Assets
Total expenses[6]	1.43%	1.48%	1.55%	1.55%	1.59%

Total expenses after fees waived, reimbursed and paid indirectly	1.39%	1.39%	1.39%	1.39%	1.58%

Net investment income (loss)	(0.89)%	(1.01)%	0.03%	(0.06)%	(0.79)%

Supplemental Data
Net assets, end of year (000)	$350,962	$315,762	$282,726	$237,748	$232,924

Portfolio turnover rate	95%	123%	160%	88%	131%

[1]	Based on average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Total return	—	—	—	—	(1.36)%
[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011, the ratio would have been 1.56%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	39

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor B
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$13.22	$14.27	$10.75	$8.88	$9.05

Net investment loss[1]	(0.21)	(0.24)	(0.08)	(0.09)	(0.16)
Net realized and unrealized gain (loss)	0.55	1.90	3.60	1.96	(0.01)

Net increase (decrease) from investment operations	0.34	1.66	3.52	1.87	(0.17)

Distributions from net realized gain[2]	(1.79)	(2.71)	—	—	—

Net asset value, end of year	$11.77	$13.22	$14.27	$10.75	$8.88

Total Return[3]
Based on net asset value	3.23%	13.47%	32.74%	21.06%	(1.88)%[4]

Ratios to Average Net Assets
Total expenses[5]	2.75%	2.66%	2.70%	2.59%	2.43%

Total expenses after fees waived, reimbursed and paid indirectly	2.16%	2.16%	2.16%	2.16%	2.39%

Net investment loss	(1.65)%	(1.79)%	(0.66)%	(0.88)%	(1.58)%

Supplemental Data
Net assets, end of year (000)	$2,069	$3,313	$4,330	$5,123	$7,596

Portfolio turnover rate	95%	123%	160%	88%	131%

[1] Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Total return	—	—	—	—	(2.10)%
[5]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011, the ratio would have been 2.42%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

40	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor C
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$13.16	$14.28	$10.75	$8.89	$9.05

Net investment loss[1]	(0.21)	(0.23)	(0.09)	(0.08)	(0.16)
Net realized and unrealized gain (loss)	0.55	1.88	3.62	1.94	(0.00)[2]

Net increase (decrease) from investment operations	0.34	1.65	3.53	1.86	(0.16)

Distributions from net realized gain[3]	(1.82)	(2.77)	—	—	—

Net asset value, end of year	$11.68	$13.16	$14.28	$10.75	$8.89

Total Return[4]
Based on net asset value	3.23%	13.42%	32.84%	20.92%	(1.77)%[5]

Ratios to Average Net Assets
Total expenses[6]	2.16%	2.17%	2.23%	2.31%	2.34%

Total expenses after fees waived, reimbursed and paid indirectly	2.16%	2.16%	2.16%	2.16%	2.33%

Net investment loss	(1.67)%	(1.77)%	(0.75)%	(0.81)%	(1.54)%

Supplemental Data
Net assets, end of year (000)	$44,719	$31,257	$23,959	$18,774	$16,615

Portfolio turnover rate	95%	123%	160%	88%	131%

[1] Based on average shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Total return	—	—	—	—	(1.99)%
[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015, September 30, 2014 and September 30, 2011, the ratio would have been 2.12%, 2.16% and 2.31%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	41

Financial Highlights (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

	Class R
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$15.63	$16.44	$12.32	$10.13	$10.25

Net investment loss[1]	(0.18)	(0.20)	(0.04)	(0.03)	(0.10)
Net realized and unrealized gain (loss)	0.68	2.22	4.16	2.22	(0.02)

Net increase (decrease) from investment operations	0.50	2.02	4.12	2.19	(0.12)

Distributions from net realized gain[2]	(1.86)	(2.83)	—	—	—

Net asset value, end of year	$14.27	$15.63	$16.44	$12.32	$10.13

Total Return[3]
Based on net asset value	3.79%	14.03%	33.44%	21.62%	(1.17)%[4]

Ratios to Average Net Assets
Total expenses[5]	1.73%	1.74%	1.74%	1.84%	1.91%

Total expenses after fees waived, reimbursed and paid indirectly	1.65%	1.65%	1.65%	1.65%	1.65%

Net investment loss	(1.15)%	(1.26)%	(0.26)%	(0.28)%	(0.84)%

Supplemental Data
Net assets, end of year (000)	$7,495	$7,704	$9,352	$6,663	$5,227

Portfolio turnover rate	95%	123%	160%	88%	131%

[1] Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Total return	—	—	—	—	(1.37)%
[5]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

42	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights	BlackRock Small Cap Growth Equity Portfolio

	Institutional
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$22.28	$29.86	$26.67	$20.09	$20.42

Net investment income (loss)[1]	0.02	(0.06)	0.01	0.04	(0.13)
Net realized and unrealized gain (loss)	0.49	2.58	5.90	7.14	(0.20)[2]

Net increase (decrease) from investment operations	0.51	2.52	5.91	7.18	(0.33)

Distributions from:[3]
Net investment income	—	—	(0.07)	—	—
Net realized gain	(4.97)	(10.10)	(2.65)	(0.60)	—

Total distributions	(4.97)	(10.10)	(2.72)	(0.60)	—

Net asset value, end of year	$17.82	$22.28	$29.86	$26.67	$20.09

Total Return[4]
Based on net asset value	2.35%	8.90%	25.36%	36.16%	(1.62)%[5,6]

Ratios to Average Net Assets
Total expenses[7]	0.82%	0.87%	0.82%	0.82%	0.80%

Total expenses after fees waived, reimbursed and paid indirectly	0.82%	0.87%	0.82%	0.82%	0.80%

Net investment income (loss)	0.12%	(0.24)%	0.06%	0.15%	(0.55)%

Supplemental Data
Net assets, end of year (000)	$503,423	$454,928	$862,261	$979,582	$931,857

Portfolio turnover rate	137%	132%	175%	147%	141%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	43

Financial Highlights (continued)	BlackRock Small Cap Growth Equity Portfolio

	Service
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$20.05	$27.81	$25.01	$18.93	$19.29

Net investment loss[1]	(0.03)	(0.12)	(0.06)	(0.04)	(0.18)
Net realized and unrealized gain (loss)	0.43	2.40	5.49	6.72	(0.18)[2]

Net increase (decrease) from investment operations	0.40	2.28	5.43	6.68	(0.36)

Distributions from net realized gain[3]	(4.90)	(10.04)	(2.63)	(0.60)	—

Net asset value, end of year	$15.55	$20.05	$27.81	$25.01	$18.93

Total Return[4]
Based on net asset value	2.00%	8.62%	24.96%	35.72%	(1.87)%[5,6]

Ratios to Average Net Assets
Total expenses[7]	1.12%	1.12%	1.12%	1.20%	1.07%

Total expenses after fees waived, reimbursed and paid indirectly	1.12%	1.12%	1.12%	1.17%	1.07%

Net investment loss	(0.17)%	(0.53)%	(0.25)%	(0.15)%	(0.81)%

Supplemental Data
Net assets, end of year (000)	$19,596	$23,621	$24,792	$29,281	$23,683

Portfolio turnover rate	137%	132%	175%	147%	141%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

44	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Small Cap Growth Equity Portfolio

	Investor A
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$18.91	$26.75	$24.17	$18.31	$18.69

Net investment loss[1]	(0.03)	(0.12)	(0.06)	(0.04)	(0.21)
Net realized and unrealized gain (loss)	0.41	2.31	5.27	6.50	(0.17)[2]

Net increase (decrease) from investment operations	0.38	2.19	5.21	6.46	(0.38)

Distributions from net realized gain[3]	(4.91)	(10.03)	(2.63)	(0.60)	—

Net asset value, end of year	$14.38	$18.91	$26.75	$24.17	$18.31

Total Return[4]
Based on net asset value	2.01%	8.60%	24.91%	35.73%	(2.03)%[5,6]

Ratios to Average Net Assets
Total expenses[7]	1.13%	1.15%	1.14%	1.17%	1.18%

Total expenses after fees waived, reimbursed and paid indirectly	1.13%	1.15%	1.14%	1.17%	1.18%

Net investment loss	(0.17)%	(0.56)%	(0.25)%	(0.18)%	(0.94)%

Supplemental Data
Net assets, end of year (000)	$255,692	$282,684	$332,978	$352,073	$235,400

Portfolio turnover rate	137%	132%	175%	147%	141%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	45

Financial Highlights (concluded)	BlackRock Small Cap Growth Equity Portfolio

	Investor C
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$13.99	$22.23	$20.50	$15.73	$16.19

Net investment loss[1]	(0.10)	(0.21)	(0.21)	(0.19)	(0.35)
Net realized and unrealized gain (loss)	0.30	1.89	4.38	5.56	(0.11)[2]

Net increase (decrease) from investment operations	0.20	1.68	4.17	5.37	(0.46)

Distributions from net realized gain[3]	(4.82)	(9.92)	(2.44)	(0.60)	—

Net asset value, end of year	$9.37	$13.99	$22.23	$20.50	$15.73

Total Return[4]
Based on net asset value	1.19%	7.73%	23.91%	34.63%	(2.84)%[5,6]

Ratios to Average Net Assets
Total expenses[7]	1.91%	1.93%	1.95%	1.99%	2.08%

Total expenses after fees waived, reimbursed and paid indirectly	1.91%	1.93%	1.95%	1.99%	2.07%

Net investment loss	(0.96)%	(1.33)%	(1.06)%	(0.99)%	(1.83)%

Supplemental Data
Net assets, end of year (000)	$28,109	$32,598	$33,193	$28,787	$23,947

Portfolio turnover rate	137%	132%	175%	147%	141%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011, the ratio would have been 2.05%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

46	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Flexible Equity Fund	Flexible Equity	Diversified
BlackRock Mid-Cap Growth Equity Portfolio	Mid-Cap Growth Equity	Diversified
BlackRock Small Cap Growth Equity Portfolio	Small Cap Growth Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service and Class R Shares	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor B Shares	No	Yes		To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes		None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Flexible Equity include the account of BlackRock Flexible Equity Fund Subsidiary, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Flexible Equity and primarily invests in commodity-related instruments. The Subsidiary enables Flexible Equity to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Flexible Equity may invest up to 25% of its total assets in the Subsidiary. As of September 30, 2015, there were no net assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Flexible Equity, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written, and swaps), that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of their future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	47

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Flexible Equity Fund’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Flexible Equity Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Flexible Equity Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

48	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

•	Participation notes are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

BLACKROCK FUNDS	SEPTEMBER 30, 2015	49

Notes to Financial Statements (continued)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of instruments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Funds’ policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Participation Notes: Flexible Equity may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer Flexible Equity a return measured by the change in the value of the underlying security or basket of securities (the“underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow Flexible Equity to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, Flexible Equity the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by Flexible Equity as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Flexible Equity must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by Flexible Equity since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle each Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

50	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of September 30, 2015, the following table is a summary of the Funds’ securities lending agreements by counterparty, which are subject to offset under an MSLA:

Mid-Cap Growth Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Barclays Capital Inc.	$676,000	$(676,000)	—
JP Morgan Securities LLC	5,677,460	(5,651,500)	$25,960
UBS Securities LLC	3,209	(3,171)	38
Total	$6,356,669	$(6,330,671)	$25,998

Small Cap Growth Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Barclays Capital Inc.	$1,008,130	$(1,008,130)	—
Citigroup Global Markets, Inc.	128,064	(122,015)	$6,049
Credit Suisse Securities (USA) LLC	406,524	(402,150)	4,374
Goldman Sachs & Co.	1,772,360	(1,772,360)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	108,120	(108,120)	—
Morgan Stanley	822,723	(822,723)	—
SG Americas Securities LLC	11,186	(11,186)	—
UBS Securities LLC	368,628	(366,881)	1,747
Total	$4,625,735	$(4,613,565)	$12,170

[1]

Collateral with a value of $6,334,671 and $4,670,188 has been received in connection with securities lending agreements for Mid-Cap Growth Equity and Small Cap Growth Equity, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

[2]

The market value of the loaned securities is determined as of September 30, 2015. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Flexible Equity and Small Cap Growth Equity invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between Flexible Equity and Small Cap Growth Equity and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, Flexible Equity and Small Cap Growth Equity are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash

BLACKROCK FUNDS	SEPTEMBER 30, 2015	51

Notes to Financial Statements (continued)

deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, Flexible Equity and Small Cap Growth Equity agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by Flexible Equity and Small Cap Growth Equity as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, Flexible Equity and Small Cap Growth Equity record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: Flexible Equity enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by Flexible Equity, help to manage the overall exposure to the currencies in which some of the investments held by Flexible Equity are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by Flexible Equity as an unrealized gain or loss. When the contract is closed, Flexible Equity records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Flexible Equity purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, Flexible Equity bears the risk of an unfavorable change in the value of the underlying instrument or the risk that Flexible Equity may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in Flexible Equity purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Flexible Equity enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Total return swaps — Flexible Equity enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (dividends or interest plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return

52	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform, though the Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded purchased options and futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate its counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and their counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, the Funds bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contacts.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

BLACKROCK FUNDS	SEPTEMBER 30, 2015	53

Notes to Financial Statements (continued)

	Flexible Equity and Mid-Cap Growth Equity	Small Cap Growth Equity
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.800%	0.550%
$1 Billion - $2 Billion	0.700%	0.500%
$2 Billion - $3 Billion	0.650%	0.475%
Greater than $3 Billion	0.625%	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. For the year ended September 30, 2015, the amounts waived were as follows:

Flexible Equity	$15,636
Mid-Cap Growth Equity	$6,626
Small Cap Growth Equity	$11,872

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Flexible Equity pays the Manager based on Flexible Equity’s net assets, which include the assets of the Subsidiary.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2015, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$396	$1,032,746	$54,489	$849,382	$6,794	$1,943,807
Mid-Cap Growth Equity	$5,226	$874,351	$28,735	$369,437	$39,542	$1,317,291
Small Cap Growth Equity*	$53,603	$726,717	$ 5,353	$319,119	—	$1,104,792

*	On June 23, 2015, Investor B Shares converted to Investor A Shares.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2015, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Flexible Equity	$603
Mid-Cap Growth Equity	$3,223
Small Cap Growth Equity	$244,783

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

54	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$2,304	$8	$89,949	$6,023	$4,167	$3	$102,454
Mid-Cap Growth Equity	$1,918	$18	$135,568	$4,724	$3,128	$49	$145,405
Small Cap Growth Equity*	$1,912	$154	$9,164	$91	$1,988	—	$13,309

*	On June 23, 2015, Investor B Shares converted to Investor A Shares.

For the year ended September 30, 2015, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$79,621	$167	$872,006	$31,165	$166,991	$3,233	$1,153,183
Mid-Cap Growth Equity	$55,116	$4,485	$818,840	$23,033	$62,660	$21,968	$986,102
Small Cap Growth Equity*	$713,331	$40,703	$568,694	$2,035	$73,551	—	$1,398,314

*	On June 23, 2015, Investor B Shares converted to Investor A Shares.

Effective January 1, 2015, The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below:

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

Prior to January 1, 2015, BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager acted as co-administrators for the Funds. For these services, the co-administrators received an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, was paid at the annual rates below. In addition, each of the share classes was charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended September 30, 2015, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Flexible Equity	$364,718
Mid-Cap Growth Equity	$294,906
Small Cap Growth Equity	$557,901

For the year ended September 30, 2015, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$10,346	$34	$88,105	$1,175	$18,113	$290	$118,063
Mid-Cap Growth Equity	$10,442	$464	$73,867	$615	$7,780	$1,678	$94,846
Small Cap Growth Equity*	$109,377	$4,557	$61,665	$117	$6,787	—	$182,503

*	On June 23, 2015, Investor B Shares converted to Investor A Shares.

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived — class specific in the Statements of Operations.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	55

Notes to Financial Statements (continued)

The Manager contractually and/or voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Flexible Equity		Mid-Cap Growth Equity	Small Cap Growth Equity
	Contractual[1]	Voluntary[2]	Contractual[3]	Contractual[3]
Institutional	0.97%	0.92%	1.11%	1.02%
Service	1.29%	1.24%	1.58%	1.18%[4]
Investor A	1.29%	1.24%	1.39%	1.50%
Investor B	2.06%	2.01%	2.16%	2.28%
Investor C	2.06%	2.01%	2.16%	2.28%
Class R	1.65%[5]	1.60%	1.65%	1.72%[6]

[1]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2016, except for Class R Shares which is prior to February 1, 2025, unless approved by the Board, including a majority of the independent Trustees.

[2]	The voluntary waiver or reimbursement, which became effective June 1, 2014, may be reduced or discontinued at any time.

[3]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2016 unless approved by the Board, including a majority of the independent Trustees.

[4]	Prior to February 1, 2015, the contractual cap was 1.29%.

[5]	On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten year term.

[6]	There were no shares outstanding as of September 30, 2015.

These amounts waived or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$10,346	$13	$88,105	$1,175	$17,676	$290	$117,605
Mid-Cap Growth Equity	$1,462	$22	$50,884	$615	$453	$1,678	$55,114
Small Cap Growth Equity*	—	$91	—	—	—	—	$91

* On June 23, 2015, Investor B Shares converted to Investor A Shares.
Transfer Agent Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$2,304	$8	$89,949	$5,749	$3,836	$3	$101,849
Mid-Cap Growth Equity	$152	—	$59,698	$4,724	$9	$49	$64,632

Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$77,031	$121	$491,274	$20,487	$88,035	$774	$677,722
Mid-Cap Growth Equity	$2,058	$272	$33,736	$11,602	—	$4,221	$51,889

In addition, Flexible Equity had a waiver of investment advisory fees, which is included in fees waived by the Manager in the Statement of Operations. For the year ended September 30, 2015, the Manager waived $28,842 of investment advisory fees.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2015, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor A	Investor C	Total
Flexible Equity	—	$42	—	—	$42
Mid-Cap Growth Equity	$2,522	$1,701	$1,379	$17,452	$23,054

56	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

On September 30, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2016	2017
Flexible Equity
Institutional	$68,244	$68,026
Service	$51	$110
Investor A	$534,736	$484,806
Investor B	$33,683	$24,946
Investor C	$74,719	$72,256
R Shares	$563	$907
Mid-Cap Growth Equity
Institutional	—	$3,672
Service	—	$294
Investor A	$282,293	$144,318
Investor B	$19,359	$16,941
Investor C	$840	$462
R Shares	$7,596	$5,948

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2015:

Flexible Equity
Fund Level	$4,185
Institutional	$161,208
Service	$2,135
Investor A	$726,434
Investor B	$50,744
Investor C	$141,245
R Shares	$1,533
Mid-Cap Growth Equity
Investor A	$386,449
Investor B	$24,471
R Shares	$6,418

For the year ended September 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Flexible Equity	$9,154
Mid-Cap Growth Equity	$34,725
Small Cap Growth Equity	$15,295

For the year ended September 30, 2015, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
Flexible Equity	$17	$162	$1,752
Mid-Cap Growth Equity	$3,392	$82	$5,834
Small Cap Growth Equity*	$724	$530	$2,746

*	On June 23, 2015, Investor B Shares converted to Investor A Shares.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

BLACKROCK FUNDS	SEPTEMBER 30, 2015	57

Notes to Financial Statements (continued)

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended September 30, 2015, each Fund paid BIM the following amounts for securities lending agent services:

Flexible Equity	$15,926
Mid-Cap Growth Equity	$22,306
Small Cap Growth Equity	$384,168

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Flexible Equity	Mid-Cap Growth Equity
Purchases	$17,295,020	$1,018,102
Sales	$5,877,528	$1,295,568

7. Purchases and Sales:

For the year ended September 30, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Purchases	$821,392,007	$495,142,011	$1,169,460,661
Sales	$844,236,852	$422,865,583	$1,155,524,582

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the accounting for swap agreements, a net operating loss, and characterization of income/losses from a wholly owned subsidiary were reclassified to the following accounts:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Paid-in capital	$(796,912)	—	—
Distributions in excess of net investment income	$5,050,497	$ 4,218,789	—
Accumulated net realized gain	$(4,253,585)	$(4,218,789)	—

58	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

		Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Ordinary income	09/30/15	$28,445,721	$18,884,774	$ 80,333,891
	09/30/14	13,674,885	18,088,410	131,447,281
Long-term capital gains	09/30/15	62,157,022	27,416,773	106,451,813
	09/30/14	20,392	41,884,241	231,829,095
Total	09/30/15	$90,602,743	$46,301,547	$186,785,704

	09/30/14	$13,695,277	$59,972,651	$363,276,376

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Undistributed ordinary income	$433,248	$ 2,394,445	—
Undistributed long-term capital gains	33,585,559	10,659,651	$40,291,267
Capital loss carryforwards	(31,346,700)	—	—
Net unrealized gains[1]	(11,610,466)	54,386,464	13,613,022
Qualified late-year losses[2]	—	—	(230,783)
Total	$(8,938,359)	$67,440,560	$53,673,506

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, and the realization for tax purposes of unrealized gains/losses on certain futures and foreign exchange contracts.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of period end, Flexible Equity Fund had a capital loss carryforward available to offset future realized capital gains of $31,346,700, all of which is due to expire September 30, 2017.

During the year ended September 30, 2015, Flexible Equity Fund utilized $15,673,350 of its capital loss carryforward.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Tax cost	$486,113,755	$442,978,683	$799,704,652

Gross unrealized appreciation	$26,585,160	$71,964,084	$87,751,351
Gross unrealized depreciation	(37,885,491)	(17,577,461)	(74,138,329)

Net unrealized appreciation (depreciation)	$(11,300,331)	$54,386,623	$13,613,022

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Funds, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2015, the Funds did not borrow under the credit agreement.

10. Principal Risks:

As of September 30, 2015, Flexible Equity and Small Cap Growth Equity invested a significant portion of their assets in securities in the health care and information technology sectors. Mid-Cap Growth Equity invested a significant portion of its assets in securities in the consumer discretionary and information technology sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	59

Notes to Financial Statements (continued)

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
Flexible Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	393,108	$5,195,767	1,242,439	$18,462,322
Shares issued in reinvestment of distributions	571,422	7,302,783	88,986	1,337,911
Shares redeemed	(1,248,664)	(16,427,767)	(2,225,666)	(32,833,176)

Net decrease	(284,134)	$(3,929,217)	(894,241)	$(13,032,943)

Service
Shares sold	—	—	1,364	$19,360
Shares issued in reinvestment of distributions	2,121	$26,699	336	5,005
Shares redeemed	(7,795)	(105,336)	(17,425)	(252,400)

Net decrease	(5,674)	$(78,637)	(15,725)	$(228,035)

Investor A
Shares sold and automatic conversion of shares	1,521,948	$19,457,067	1,663,646	$23,801,164
Shares issued in reinvestment of distributions	5,268,169	64,956,765	698,720	10,236,797
Shares redeemed	(7,723,439)	(99,092,935)	(8,445,720)	(121,467,554)

Net decrease	(933,322)	$(14,679,103)	(6,083,354)	$(87,429,593)

Investor B
Shares sold	1,116	$17,332	3,381	$43,442
Shares issued in reinvestment of distributions	94,406	1,036,570	9,091	121,879
Shares redeemed and automatic conversion of shares	(311,735)	(3,563,932)	(421,887)	(5,456,644)

Net decrease	(216,213)	$(2,510,030)	(409,415)	$(5,291,323)

Investor C
Shares sold	254,799	$2,895,832	265,044	$3,408,878
Shares issued in reinvestment of distributions	1,323,125	14,355,983	117,219	1,558,290
Shares redeemed	(1,628,512)	(18,373,528)	(1,600,571)	(20,645,886)

Net decrease	(50,588)	$(1,121,713)	(1,218,308)	$(15,678,718)

60	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014
Flexible Equity (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	21,172	$280,072	53,477	$784,618
Shares issued in reinvestment of distributions	17,840	226,931	1,295	19,657
Shares redeemed	(44,088)	(570,510)	(28,177)	(413,014)

Net increase (decrease)	(5,076)	$(63,507)	26,595	$391,261

Total Net Decrease	(1,495,007)	$(22,382,207)	(8,594,448)	$(121,269,351)

Mid-Cap Growth Equity
Institutional
Shares sold	5,119,676	$93,038,291	1,196,508	$21,091,745
Shares issued in reinvestment of distributions	185,953	2,891,571	194,583	3,105,529
Shares redeemed	(2,046,558)	(35,622,638)	(677,079)	(11,709,016)

Net increase	3,259,071	$60,307,224	714,012	$12,488,258

Service
Shares sold	123,752	$2,042,288	158,478	$2,550,496
Shares issued in reinvestment of distributions	33,345	475,497	24,218	359,153
Shares redeemed	(299,596)	(4,565,162)	(68,930)	(1,110,985)

Net increase (decrease)	(142,499)	$(2,047,377)	113,766	$1,798,664

Investor A
Shares sold and automatic conversion of shares	5,778,363	$91,363,824	2,620,664	$41,081,622
Shares issued in reinvestment of distributions	2,641,817	36,192,894	3,329,313	47,575,801
Shares redeemed	(4,114,812)	(63,298,353)	(3,002,634)	(46,763,780)

Net increase	4,305,368	$64,258,365	2,947,343	$41,893,643

Investor B
Shares sold	4,455	$57,376	14,015	$189,102
Shares issued in reinvestment of distributions	37,360	419,930	63,066	759,319
Shares redeemed and automatic conversion of shares	(116,678)	(1,476,588)	(129,834)	(1,701,598)

Net decrease	(74,863)	$(999,282)	(52,753)	$(753,177)

Investor C
Shares sold	1,721,820	$22,100,429	737,262	$9,789,456
Shares issued in reinvestment of distributions	377,524	4,213,180	396,072	4,748,893
Shares redeemed	(646,430)	(8,086,681)	(436,380)	(5,629,287)

Net increase	1,452,914	$18,226,928	696,954	$8,909,062

Class R
Shares sold	207,083	$3,179,292	213,560	$3,338,369
Shares issued in reinvestment of distributions	68,920	935,238	115,333	1,635,424
Shares redeemed	(243,620)	(3,660,134)	(404,806)	(6,167,381)

Net increase (decrease)	32,383	$454,396	(75,913)	$(1,193,588)

Total Net Increase	8,832,374	$140,200,254	4,343,409	$63,142,862

BLACKROCK FUNDS	SEPTEMBER 30, 2015	61

Notes to Financial Statements (concluded)

	Year Ended September 30, 2015		Year Ended September 30, 2014
Small Cap Growth Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	10,620,465	$208,274,982	8,656,098	$211,371,164
Shares issued in reinvestment of distributions	5,535,087	98,413,836	9,997,391	219,842,574
Shares redeemed	(8,322,472)	(163,130,939)	(27,109,533)	(690,162,339)

Net increase (decrease)	7,833,080	$143,557,879	(8,456,044)	$(258,948,601)

Service
Shares sold	264,412	$4,609,886	326,946	$7,360,406
Shares issued in reinvestment of distributions	320,597	4,988,487	452,078	8,964,705
Shares redeemed	(503,367)	(9,106,600)	(492,363)	(10,724,740)

Net increase	81,642	$491,773	286,661	$5,600,371

Investor A
Shares received from conversion[1]	25,484	$425,079	—	—
Shares sold and automatic conversion of shares	3,807,189	60,086,635	4,602,327	$93,881,945
Shares issued in reinvestment of distributions	4,903,069	70,555,130	6,048,552	113,168,255
Shares redeemed	(5,904,625)	(95,245,570)	(8,147,736)	(171,817,273)

Net increase	2,831,117	$35,821,274	2,503,143	$35,232,927

Investor B
Shares sold	2,403	$26,858	2,277	$38,240
Shares issued in reinvestment of distributions	25,616	246,684	34,769	489,888
Shares converted[1]	(38,227)	(425,079)	—	—
Shares redeemed	(45,933)	(503,121)	(37,519)	(555,636)

Net decrease	(56,141)	$(654,658)	(473)	$(27,508)

Investor C
Shares sold	474,213	$5,038,472	411,912	$6,591,150
Shares issued in reinvestment of distributions	1,120,241	10,575,042	1,031,671	14,371,093
Shares redeemed	(925,879)	(9,935,510)	(606,945)	(9,349,869)

Net increase	668,575	$5,678,004	836,638	$11,612,374

Total Net Increase (Decrease)	11,358,273	$184,894,272	(4,830,075)	$(206,530,437)

[1]	On June 23, 2015, Investor B Shares converted to Investor A Shares.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

62	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock FundsSM and Shareholders of BlackRock Flexible Equity Fund, BlackRock Mid-Cap Growth Equity Portfolio, and BlackRock Small Cap Growth Equity Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Small Cap Growth Equity Portfolio, each a portfolio comprising the BlackRock Funds, as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Flexible Equity Fund, a portfolio comprising the BlackRock Funds (collectively with the Funds mentioned above, the “Funds,”) as of September 30, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for the years ended September 30, 2015, September 30, 2014, September 30, 2013, and September 30, 2012 and financial highlights for the year ended September 30, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Small Cap Growth Equity Portfolio as of September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the consolidated financial position of BlackRock Flexible Equity Fund as of September 30, 2015, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for the years ended September 30, 2015, September 30, 2014, September 30, 2013, and September 30, 2012 and financial highlights for the year ended September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2015

BLACKROCK FUNDS	SEPTEMBER 30, 2015	63

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2015:

	Payable Date	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Qualified Dividend Income for Individuals[1]	12/10/14	—	5.37%	—
	12/12/14	—	—	3.29%
	12/30/14	61.20%	—	—
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	12/10/14	—	2.94%	—
	12/12/14	—	—	3.24%
	12/30/14	12.64%	—	—
Qualified Short-Term Capital Gains for non-U.S. Residents[2]	12/10/14	—	100.00%	—
	12/12/14	—	—	100.00%
	12/30/14	47.64%	—	—

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, Flexible Equity, Mid-Cap Growth Equity and Small Cap Growth Equity distributed long-term capital gains of $1.511488, $1.111672 and $2.814196 per share to shareholders of record on December 29, 2014, December 9, 2014 and December 11, 2014, respectively.

64	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Flexible Equity Fund (“Flexible Equity Fund”), BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity Portfolio”) and BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Equity Portfolio,” and together with Flexible Equity Fund and Mid-Cap Growth Equity Portfolio, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as marketing and distribution, call center and fund accounting; (c) the Funds’ operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	65

Disclosure of Investment Advisory Agreement (continued)

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2016. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

66	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement (continued)

for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, Mid-Cap Growth Equity Portfolio ranked in the third, second and third quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and five-year periods. BlackRock informed the Board that, among other things, the primary detractor of performance during the five-year period was attributable to two time periods, calendar years 2010 and 2012. In 2010, poor stock selection within the consumer discretionary sector and an underexposure to communications equipment caused underperformance. In 2012, part of the team’s core investment philosophy had been a focus and sensitivity to valuation, both on the upside and downside, and valuation as a factor meant very little for stock returns during the course of the year. Underperformance during the one-year period can be attributed to investors fleeing high-growth, higher-valuation stocks, particularly in biotechnology and internet/social media in favor of cyclically-oriented value securities.

The Board noted that for each of the one-, three- and five-year periods reported, Small Cap Growth Equity Portfolio ranked in the third quartile against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. BlackRock informed the Board that, among other things, the primary detractor of performance during the one-year period can be attributed to an overweight position in the energy sector and an overweight position to energy beneficiary companies in the industrial, chemical, transportation and technology industries. During the three-year period, the Fund had significant underperformance in the fourth quarter of 2012 due to an overweight in the healthcare sector. Impacting five-year performance, a number of factors affected performance in 2010, the most significant being poor stock selection within the consumer discretionary sector.

The Board noted that for each of the one-, three- and five-year periods reported, Flexible Equity Fund ranked in the fourth quartile against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. The Board was informed that, among other things, portfolio construction/asset allocation decisions account for nearly all of the strategy’s underperformance since the Fund’s restructuring. The portfolio management team’s bottom-up, “margin of safety,” value-based investment approach to portfolio construction and stock selection negatively impacted portfolio positioning in the most recent market environment. In rallying market conditions, stock selection was not strong enough to offset the relative losses created by the Fund’s overall conservative positioning.

The Board and BlackRock discussed BlackRock’s strategy for improving each Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the portfolio managers of each Fund in seeking to do so. BlackRock and the Board previously had concurred, given each Fund’s poor historical performance, in changing the portfolio management team of each Fund. Both BlackRock and the Board are hopeful that these changes will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor each Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses,

BLACKROCK FUNDS	SEPTEMBER 30, 2015	67

Disclosure of Investment Advisory Agreement (continued)

including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that Small Cap Growth Equity Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers.

The Board noted that Mid-Cap Growth Equity Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Fund’s Expense Peers. The Board determined that the Fund’s total expense ratio was appropriate in light of the median total expense ratio paid by the Fund’s Expense Peers.

The Board noted that Flexible Equity Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

The Board also noted that with respect to each of Mid-Cap Growth Equity Portfolio and Small Cap Growth Equity Portfolio, BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board further noted that with respect to Flexible Equity Fund, BlackRock has contractually and/or voluntarily agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, after discussion between the Board, including the independent Board Members, and BlackRock, the Board and BlackRock agreed to a lower voluntary expense cap on a class-by-class basis. The voluntary expense cap reduction was implemented on June 1, 2014.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to

68	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement (concluded)

participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	69

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 160 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 160 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 160 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	108 RICs consisting of 235 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 160 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; President London Center for Policy Research since 2012; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 160 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 160 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 160 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 160 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 160 Portfolios	None

70	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[2] (concluded)
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 160 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 160 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 160 Portfolios	None

[1]    The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]  Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[3]    Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	108 RICs consisting of 235 Portfolios	None
John M. Perlowski 1964	Trustee, President, and Chief Executive Officer	Since 2015	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 333 Portfolios	None

[4]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is also a board member of the BlackRock Closed-End Complex. Interested Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	71

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years

Trust Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 18, 2015, Ian MacKinnon resigned as a Trustee of the Trust.

Effective September 25, 2015, John M. Perlowski was appointed to serve as a Trustee of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

72	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	73

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

74	BLACKROCK FUNDS	SEPTEMBER 30, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Midcap-9/15-AR

SEPTEMBER 30, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

▶   BlackRock Global Opportunities Portfolio

▶   BlackRock Health Sciences Opportunities Portfolio

▶   BlackRock International Opportunities Portfolio

▶   BlackRock Science & Technology Opportunities Portfolio

▶   BlackRock U.S. Opportunities Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS	SEPTEMBER 30, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions were the overarching themes driving financial markets during the 12-month period ended September 30, 2015. U.S. economic growth was picking up considerably in the fourth quarter of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (the “Fed”) would eventually be inclined to raise short-term interest rates. International markets struggled even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, fueling a sell-off in energy-related assets and emerging markets. Investors piled into U.S. Treasury bonds as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks temporarily abated and the U.S. economy hit a soft patch amid a harsh winter and a west coast port strike. High valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia began to improve, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar posed another significant headwind for the asset class.

U.S. economic growth regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. These concerns abated when the Greek parliament passed a series of austerity and reform measures in July. But the market’s calm was short-lived. Signs of weakness in China’s economy sparked extreme levels of volatility in Chinese equities despite policymakers’ attempts to stabilize the market.

Higher volatility spread through markets globally in the third quarter as further evidence of deceleration in China stoked worries about overall global growth. Weakening demand caused oil prices to slide once again, igniting another steep sell-off in emerging markets. Global volatility spiked higher as investors speculated whether the Fed would raise rates at its September meeting. News that the rate hike had been postponed brought little relief in the markets as the central bank’s decision reinforced investors’ concerns about the state of the global economy. Global equities and high yield bonds broadly declined, while higher quality assets, including U.S. Treasury bonds, municipal bonds and investment grade credit benefited from investors seeking shelter amid global uncertainty.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.18)%	(0.61)%
U.S. small cap equities (Russell 2000® Index)	(11.55)	1.25
International equities (MSCI Europe, Australasia, Far East Index)	(9.68)	(8.66)
Emerging market equities (MSCI Emerging Markets Index)	(17.33)	(19.28)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.21)	6.03
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.47)	2.94
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.70	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(4.82)	(3.40)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2015	BlackRock Global Opportunities Portfolio

Investment Objective

BlackRock Global Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

On June 23, 2015, the Fund’s Investor B Shares converted to Investor A Shares.

How did the Fund perform?

•	For the 12-month period ended September 30, 2015, the Fund outperformed the benchmark, the MSCI All Country World Index (“ACWI”).

What factors influenced performance?

•

Stock selection in the financial sector led positive contributions to relative performance for the period, most notably within the diversified banks sub-industry. In particular, shares of HDFC Bank Ltd., a retail lender located in India, continued to trade higher on the company’s successful penetration into the banking channel, which had been historically controlled by the public sector. Stock selection within the consumer discretionary sector was the next largest positive contributor, led by shares of Nomad Foods Ltd., which rose on the strength of acquisitions during the period which added to the company’s per share earnings.

•

Stock selection decisions in the energy sector pared back some of the relative gains. Within the oil & gas exploration & production sub-industry, shares of Lekoil Ltd., a holding company with substantial assets in Nigeria, fell on the decline in crude oil prices during the period. Stock selection within the industrials sector was the next largest detractor, driven by the Fund’s positions in the construction & engineering sub-industry. In particular, shares of Sacyr SA, a real estate development company in Spain, sold off after reports of weaker-than-expected growth in the European region.

Describe recent portfolio activity.

•

During the 12-month period, the Fund reduced its exposure to the energy sector and took gains within the health care sector, while rotating into more attractive opportunities within the telecommunication services and financials sectors. From a regional perspective, these sector shifts increased the Fund’s overweight in Europe, and reduced exposure to emerging markets and North America.

Describe portfolio positioning at period end.

•

Relative to the MSCI ACWI, the Fund ended the period overweight the consumer discretionary and health care sectors and underweight both energy and materials. Regionally, the Fund remained overweight Europe and underweight Asia Pacific Basin and emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Citigroup, Inc.	2%
Cellnex Telecom SAU	2
Google, Inc., Class C	2
Nomad Foods Ltd.	1
McDonald’s Corp.	1
MasterCard, Inc., Class A	1
Hartford Financial Services Group, Inc.	1
New Relic, Inc.	1
Facebook, Inc., Class A	1
Boston Scientific Corp.	1

Geographic Allocation	Percent of Long-Term Investments

United States	53%
United Kingdom	11
Japan	5
Switzerland	4
France	4
China	3
Spain	3
India	2
Germany	2
Other[1]	13

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2015

BlackRock Global Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The Fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The Fund may also invest up to 25% of its total assets in global fixed-income securities, including corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds).

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2015
		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(8.63)%	(4.28)%	N/A	5.71%	N/A	4.26%	N/A
Investor A	(8.78)	(4.55)	(9.56)%	5.41	4.28%	3.97	3.39%
Investor C	(9.13)	(5.32)	(6.27)	4.58	4.58	3.17	3.17
Class R	(9.02)	(4.95)	N/A	5.02	N/A	3.58	N/A
MSCI ACWI	(9.13)	(6.66)	N/A	6.82	N/A	3.87	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on January 31, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$913.70	$ 5.09	$1,000.00	$1,019.75	$ 5.37	1.06%
Investor A	$1,000.00	$912.20	$ 6.38	$1,000.00	$1,018.40	$ 6.73	1.33%
Investor C	$1,000.00	$908.70	$10.24	$1,000.00	$1,014.34	$10.81	2.14%
Class R	$1,000.00	$909.80	$ 8.23	$1,000.00	$1,016.44	$ 8.69	1.72%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	5

Fund Summary as of September 30, 2015	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

During the 12-month period ended September 30, 2015, the Fund outperformed its benchmark, the Russell 3000® Health Care Index, as well as the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 3000® Health Care Index.

•

The health care sector performed well during the 12-month period, delivering positive absolute returns and outpacing the broader market. At a time of sluggish economic conditions, investors generally gravitated to stocks seen as having above-average growth prospects.

What factors influenced performance?

•

The Fund experienced positive relative performance across all four health care sub-sectors (biotechnology, pharmaceuticals, medical devices & supplies and health care providers & services) during the annual period.

•

The best relative performance occurred in the biotechnology and pharmaceuticals sub-sectors, where many of the Fund’s holdings reported positive clinical developments. The Fund also benefited from its underweight positions in several lagging, large-capitalization pharmaceutical companies. Stock selection in healthcare equipment and healthcare facility industries provided a boost to relative performance, as well.

•

The Fund benefited from a robust merger-and-acquisition environment. Several of its investments in biotechnology, specialty pharmaceutical, healthcare equipment and managed care companies received acquisition offers during the period, aiding performance.

•

In a reflection of the Fund’s positive results, there were only a handful of detractors during the period. The Fund’s positions in many small- to medium-capitalization biotechnology companies underperformed due to the broader weakness in the sector during the third quarter of 2015. Additionally, a few specialty pharmaceutical holdings came under selling pressure due to stock-specific events.

Describe recent portfolio activity.

•

The Fund’s positioning remained largely stable through the period. The Fund slightly reduced its weighting in the pharmaceutical sub-sector, and it increased its weightings in the managed care and health care equipment industries.

Describe portfolio positioning at period end.

•

In keeping with its bottom-up, fundamental investment process, the Fund remained focused on the individual merits of each company’s respective pipeline or product opportunity. The Fund held its largest absolute weightings in the biotechnology and pharmaceutical industries, where the acceleration of drug discovery and development has created a high representation of stock-specific investment opportunities. It was also overweight in the medical devices & supplies industry, where many companies are developing innovative products. While the Fund’s largest allocation is in the pharmaceuticals industry, it held an underweight in the group relative to the benchmark’s disproportionately large allocation. The Fund also held an underweight in the health care providers & services industry.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
UnitedHealth Group, Inc.	4%
Celgene Corp.	4
Eli Lilly & Co.	4
Medtronic PLC	4
Boston Scientific Corp.	3
Bristol-Myers Squibb Co.	3
McKesson Corp.	3
Abbott Laboratories	3
Anthem, Inc.	2
Allergan PLC	2

Industry Allocation	Percent of Long-Term Investments
Pharmaceuticals	30%
Biotechnology	27
Health Care Equipment & Supplies	20
Health Care Providers & Services	19
Life Sciences Tools & Services	3
Electronic Equipment, Instruments & Components	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2015

BlackRock Health Sciences Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries.

[3]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[4]

An unmanaged index that features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization. Effective May 29, 2015, the Fund’s performance benchmarks against which the Fund measures its performance are changed from the S&P 500® Index and the Russell 3000® Health Care Index, to solely the Russell 3000® Health Care Index. Fund management believes that this change in the Fund’s performance benchmarks more accurately reflects the investment strategies of the Fund.

Performance Summary for the Period Ended September 30, 2015
		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(6.92)%	12.25%	N/A	20.59%	N/A	13.77%	N/A
Service	(7.03)	11.95	N/A	20.24	N/A	13.42	N/A
Investor A	(7.06)	11.94	6.07%	20.24	18.94%	13.42	12.81%
Investor B	(7.40)	11.06	6.56	19.30	19.10	12.69	12.69
Investor C	(7.38)	11.14	10.14	19.38	19.38	12.60	12.60
Class R	(7.20)	11.59	N/A	19.81	N/A	12.95	N/A
S&P 500® Index	(6.18)	(0.61)	N/A	13.34	N/A	6.80	N/A
Russell 3000® Health Care Index	(8.66)	6.91	N/A	19.64	N/A	10.24	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$930.80	$4.31	$1,000.00	$1,020.61	$4.51	0.89%
Service	$1,000.00	$929.70	$5.61	$1,000.00	$1,019.25	$5.87	1.16%
Investor A	$1,000.00	$929.40	$5.61	$1,000.00	$1,019.25	$5.87	1.16%
Investor B	$1,000.00	$926.00	$9.22	$1,000.00	$1,015.49	$9.65	1.91%
Investor C	$1,000.00	$926.20	$9.08	$1,000.00	$1,015.64	$9.50	1.88%
Class R	$1,000.00	$928.00	$7.10	$1,000.00	$1,017.70	$7.44	1.47%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	7

Fund Summary as of September 30, 2015	BlackRock International Opportunities Portfolio

Investment Objective

BlackRock International Opportunities Portfolio’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2015, the Fund outperformed its benchmark, the MSCI All Country World Index (“ACWI”) ex-U.S.

What factors influenced performance?

•

The Fund’s stock selection within the consumer discretionary sector led positive contributors for the period. In particular, shares of Nomad Foods Ltd. rose on the strength of acquisitions during the period, which added to the company’s per share earnings. Stock selection in the financials sector was also positive, most notably within the diversified banks sub-industry. In particular, shares of HDFC Bank Ltd., a retail lender located in India, continued to trade higher on the company’s successful penetration into the banking channel, which had been historically controlled by the public sector.

•

Conversely, the Fund’s stock selection within the information technology sector, particularly the internet software & services sub-industry, led detractors for the period after shares of Alibaba Group Holding Ltd. traded lower on investors’ fears of regional weakness in China. Stock selection decisions in the energy sector also pared back some of the relative gains. Within the oil & gas exploration & production sub-industry shares of Lekoil Ltd., a holding company with substantial assets in Nigeria, fell on the decline in crude oil prices during the period.

Describe recent portfolio activity.

•

During the 12-month period, the Fund took gains in the health care and industrials sectors and rotated into more attractive opportunities in the financials and consumer staples sectors. Regionally, these decisions increased the Fund’s overweight in Europe and trimmed exposure to Japan and emerging markets.

Describe portfolio positioning at period end.

•

Relative to the MSCI ACWI ex-U.S., the Fund ended the period overweight in developed Europe and the United States, and underweight in the Asia Pacific region. On a sector basis, the Fund was most notably overweight in consumer staples and health care, while the most significant underweights were in materials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Novartis AG, Registered Shares	3%
AstraZeneca PLC	3
Nestle SA, Registered Shares	2
Roche Holding AG	2
SABMiller PLC	2
Nomad Foods Ltd.	2
Industrial & Commercial Bank of China Ltd., H Shares	2
Cellnex Telecom SAU	2
Ryanair Holdings PLC - ADR	2
Sumitomo Mitsui Financial Group, Inc.	2

Geographic Allocation	Percent of Long-Term Investments

United Kingdom	23%
Switzerland	10
Japan	9
France	8
Ireland	6
India	5
Germany	5
China	4
Canada	4
United States	3
Spain	3
Netherlands	3
Italy	3
Hong Kong	2
Other[1]	12

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2015

BlackRock International Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by foreign companies of any market capitalization. The Fund may invest up to 40% of its net assets in stocks of issuers in emerging market countries.

[3]	A free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended September 30, 2015

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(8.96)%	(7.60)%	N/A	2.72%	N/A	4.78%	N/A
Service	(9.11)	(7.86)	N/A	2.32	N/A	4.41	N/A
Investor A	(9.10)	(7.87)	(12.71)%	2.42	1.32%	4.47	3.91%
Investor B	(9.47)	(8.65)	(12.21)	1.58	1.23	3.81	3.81
Investor C	(9.46)	(8.56)	(9.36)	1.64	1.64	3.68	3.68
MSCI ACWI ex-U.S.	(11.71)	(12.16)	N/A	1.82	N/A	3.03	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$910.40	$ 5.22	$1,000.00	$1,019.60	$ 5.52	1.09%
Service	$1,000.00	$908.90	$ 6.60	$1,000.00	$1,018.15	$ 6.98	1.38%
Investor A	$1,000.00	$909.00	$ 6.70	$1,000.00	$1,018.05	$ 7.08	1.40%
Investor B	$1,000.00	$905.30	$10.75	$1,000.00	$1,013.79	$11.36	2.25%
Investor C	$1,000.00	$905.40	$10.27	$1,000.00	$1,014.29	$10.86	2.15%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	9

Fund Summary as of September 30, 2015	BlackRock Science & Technology Opportunities Portfolio

Investment Objective

BlackRock Science & Technology Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

On June 23, 2015, the Fund’s Investor B Shares converted to Investor A Shares.

How did the Fund perform?

•	For the 12-month period ended September 30, 2015, the Fund outperformed its benchmark, the MSCI World Information Technology Index.

What factors influenced performance?

•

Stock selection outside of traditional information technology (“IT”) industry groups was the most significant positive contributor to relative return, driven by holdings in the diversified financials industry following the initial public offering of Lending Club Corp. Stock selection in the technology hardware & equipment industry was the next largest contributor. In particular, the Fund’s underweight positions in Qualcomm Inc., Hewlett-Packard Co., and EMC Corp. added to performance. More broadly, stock selection was positive within all IT industry groups during the period.

•

The most significant detractor from the Fund’s performance relative to the benchmark was selection in the consumer services industry, led by a position in Trustbuddy International AB, as reports of misconduct within the company led the Fund to exit the position. The Fund’s position in renewable energy company Solazyme, Inc. was the next most significant detractor, as lower fuel prices reduced demand for alternative sources of oils and biomaterials.

Describe recent portfolio activity.

•

During the 12-month period, the Fund added exposure to the media and telecommunication services industries, while reducing exposure to the technology hardware & equipment and software & services industries. Regionally, these shifts resulted in reduced underweights to Japan and Europe, compared to the benchmark.

Describe portfolio positioning at period end.

•

The Fund’s positioning at the end of the period reflected a focus on software & services companies, particularly in China, that are poised to benefit from e-commerce acceleration and Internet search demand. Other themes included companies that are successfully transitioning from declining PC-based businesses toward enterprise-driven big data initiatives, and companies with histories of innovation that have allowed them to consistently reinvent their business models.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Google, Inc., Class A	7%
Apple Inc.	7
Facebook, Inc., Class A	4
Microsoft Corp.	3
Visa, Inc., Class A	3
Tencent Holdings Ltd.	2
Amazon.com, Inc.	2
MasterCard, Inc., Class A	2
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $2,000,004)	2
Euronet Worldwide, Inc.	2

Industry Allocation	Percent of Long-Term Investments

Internet Software & Services	27%
Software	22
IT Services	15
Semiconductors & Semiconductor Equipment	8
Internet & Catalog Retail	7
Technology Hardware, Storage & Peripherals	7
Media	4
Professional Services	3
Electronic Equipment, Instruments & Components	2
Other[1]	5

[1]	Includes holdings within industries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such industries.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2015

BlackRock Science & Technology Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and non-U.S. science and technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or use of technology. The Fund may invest up to 25% of its net assets in emerging market countries.

[3]	An index that measures the performance of the technology sector in developed equity markets.

Performance Summary for the Period Ended September 30, 2015
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(3.22)%	8.63%	N/A	11.59%	N/A	8.97%	N/A
Service	(3.30)	8.41	N/A	11.40	N/A	8.68	N/A
Investor A	(3.36)	8.34	2.65%	11.24	10.04%	8.57	7.99%
Investor C	(3.73)	7.40	6.40	10.28	10.28	7.64	7.64
Class R	(3.43)	8.04	N/A	10.94	N/A	8.23	N/A
MSCI World Information Technology Index	(5.50)	0.41	N/A	11.95	N/A	7.05	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$967.80	$ 6.17	$1,000.00	$1,018.80	$ 6.33	1.25%
Service	$1,000.00	$967.00	$ 7.05	$1,000.00	$1,017.90	$ 7.23	1.43%
Investor A	$1,000.00	$966.40	$ 7.74	$1,000.00	$1,017.20	$ 7.94	1.57%
Investor C	$1,000.00	$962.70	$11.61	$1,000.00	$1,013.24	$11.91	2.36%
Class R	$1,000.00	$965.70	$ 8.97	$1,000.00	$1,015.94	$ 9.20	1.82%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	11

Fund Summary as of September 30, 2015	BlackRock U.S. Opportunities Portfolio

Investment Objective

BlackRock U.S. Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2015, the Fund outperformed the benchmark, the Russell Midcap® Index.

What factors influenced performance?

•

Stock selection within the industrials and information technology (“IT”) sectors were the largest contributors to relative performance for the period. In industrials, performance was led by positioning in the airlines industry, along with underweights in the lagging trucking and railroads industries. In particular, shares of JetBlue Airways Corp. benefited as the company restructured fares and implemented cost cutting plans. Within IT, stock selection was led by the Fund’s position in Lending Club Corp., an alternative lender, after the company went public during the period.

•

Conversely, stock selection in the consumer staples sector detracted from relative performance, specifically, a lack of exposure to both the soft drinks and distillers & vintners segments, which both outperformed the sector and market for the year. Stock selection within the health care sector was the next largest detractor for the period. Most notably, shares of alternative health care services provider Teladoc, Inc. experienced a drop following a highly successful initial public offering, driven by investor concerns over business conditions for the broader segment and short selling.

Describe recent portfolio activity.

•

During the 12-month period, the Fund increased its exposures to financials (with a focus on real estate investment trusts) and utilities, while reducing exposures to the materials sector and realizing gains within the consumer discretionary sector.

Describe portfolio positioning at period end.

•	Relative to the Russell Midcap® Index, the Fund ended the period overweight in the health care and IT sectors, while maintaining underweight allocations to materials and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Sequential Brands Group, Inc.	2%
Jarden Corp.	2
Hartford Financial Services Group, Inc.	2
Snap-on, Inc.	2
Equifax, Inc.	2
Xcel Energy, Inc.	1
BankUnited, Inc.	1
Euronet Worldwide, Inc.	1
Crown Holdings, Inc.	1
Fidelity National Information Services, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Financials	23%
Information Technology	17
Consumer Discretionary	17
Health Care	13
Industrials	13
Utilities	5
Consumer Staples	4
Energy	4
Materials	3
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2015

BlackRock U.S. Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation.

[3]

A market index that measures the performance of the mid-cap segment of the U.S. equities universe. It is a subset of the Russell 1000® Index including approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies.

Performance Summary for the Period Ended September 30, 2015
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(8.87)%	2.21%	N/A	11.61%	N/A	9.64%	N/A
Service	(9.04)	1.80	N/A	11.13	N/A	9.17	N/A
Investor A	(9.03)	1.82	(3.53)%	11.12	9.93%	9.13	8.55%
Investor B	(9.40)	1.01	(2.80)	10.25	10.00	8.48	8.48
Investor C	(9.40)	1.03	0.18	10.29	10.29	8.33	8.33
Russell Midcap® Index	(9.42)	(0.25)	N/A	13.40	N/A	7.87	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$911.30	$ 4.36	$1,000.00	$1,020.51	$ 4.61	0.91%
Service	$1,000.00	$909.60	$ 6.27	$1,000.00	$1,018.50	$ 6.63	1.31%
Investor A	$1,000.00	$909.70	$ 6.27	$1,000.00	$1,018.50	$ 6.63	1.31%
Investor B	$1,000.00	$906.00	$10.03	$1,000.00	$1,014.54	$10.61	2.10%
Investor C	$1,000.00	$906.00	$ 9.84	$1,000.00	$1,014.74	$10.40	2.06%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	13

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer- sponsored retirement plans. On June 23, 2015, all of the issued and outstanding Investor B Shares of BlackRock Global Opportunities Portfolio and BlackRock Science & Technology Opportunities Portfolio were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of

0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to September 9, 2008, the performance results of Class R Shares of BlackRock Science & Technology Opportunities Portfolio are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to September 12, 2011, the performance results of Class R Shares of BlackRock Global Opportunities Portfolio and Health Sciences Opportunities are those of the applicable Fund’s Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2015 and held through September 30, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	15

Schedule of Investments September 30, 2015	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.1%
Ensogo Ltd. (a)	2,445,694	$232,237
Belgium — 0.8%
Anheuser-Busch InBev NV	21,348	2,270,490
Canada — 1.2%
Element Financial Corp. (a)	80,100	1,093,610
Royal Bank of Canada	40,800	2,256,000

		3,349,610
China — 2.9%
Alibaba Group Holding Ltd. - ADR (a)	41,810	2,465,536
CRRC Corp. Ltd., H Shares (a)	1,207,000	1,539,237
Industrial & Commercial Bank of China Ltd., H Shares	4,658,000	2,690,945
Vipshop Holdings Ltd. — ADR (a)	69,400	1,165,920

		7,861,638
France — 3.8%
AXA SA	73,420	1,782,571
Schneider Electric SE	24,894	1,394,048
Société Générale SA	40,380	1,804,632
Unibail-Rodamco SE	11,440	2,965,080
Vivendi SA	105,230	2,493,092

		10,439,423
Germany — 2.1%
Daimler AG, Registered Shares	25,650	1,867,409
Infineon Technologies AG	169,343	1,902,653
Telefonica Deutschland Holding AG	313,280	1,915,709

		5,685,771
Hong Kong — 1.0%
AIA Group Ltd.	521,300	2,711,151
India — 1.6%
Bharti Infratel Ltd.	297,147	1,610,087
HDFC Bank Ltd.	137,357	2,697,137

		4,307,224
Indonesia — 0.6%
Global Mediacom Tbk PT	6,977,000	448,946
Matahari Department Store Tbk PT	1,151,160	1,271,469

		1,720,415
Ireland — 1.4%
Green REIT PLC	1,364,644	2,268,842
Shire PLC — ADR	7,350	1,508,441

		3,777,283
Italy — 0.7%
Eni SpA	124,800	1,963,157
Japan — 4.9%
FANUC Corp.	10,100	1,553,771
Mitsui Fudosan Co. Ltd.	87,000	2,384,790

Common Stocks	Shares	Value
Japan (continued)
Nintendo Co. Ltd.	13,300	$2,241,738
Panasonic Corp.	130,800	1,323,712
SMC Corp.	5,700	1,248,063
SoftBank Group Corp.	47,200	2,182,519
Sumitomo Mitsui Financial Group, Inc.	63,700	2,415,524

		13,350,117
Netherlands — 0.8%
Koninklijke Philips NV	85,550	2,012,733
New Zealand — 0.4%
Xero Ltd. (a)	104,300	1,008,109
Nigeria — 0.3%
Lekoil Ltd. (a)	2,787,800	896,161
Norway — 0.7%
Statoil ASA	125,920	1,835,799
Peru — 0.5%
Credicorp Ltd.	13,051	1,388,104
Portugal — 0.5%
Galp Energia SGPS SA	132,200	1,304,531
South Africa — 0.9%
Naspers Ltd., N Shares	19,150	2,400,016
Spain — 2.5%
Cellnex Telecom SAU (a)	288,191	4,910,105
NH Hotel Group SA (a)	362,937	1,949,809

		6,859,914
Sweden — 0.8%
Nordea Bank AB	194,059	2,165,023
Switzerland — 4.3%
Adecco SA, Registered Shares	25,900	1,896,802
Nestle SA, Registered Shares	36,900	2,775,090
Novartis AG, Registered Shares	27,520	2,529,415
Roche Holding AG	8,550	2,269,782
UBS Group AG, Registered Shares	113,492	2,098,255

		11,569,344
Taiwan — 0.8%
Hermes Microvision, Inc.	20,348	775,646
Largan Precision Co. Ltd.	19,000	1,482,854

		2,258,500
United Kingdom — 12.2%
AstraZeneca PLC	50,940	3,230,533
BAE Systems PLC	191,990	1,301,419
Crest Nicholson Holdings PLC	261,910	2,267,072
Delphi Automotive PLC	35,300	2,684,212
Diageo PLC	106,040	2,848,959
Kennedy Wilson Europe Real Estate PLC	84,058	1,447,062
Lloyds Banking Group PLC	2,696,650	3,070,020

Portfolio Abbreviations
ADR	American Depositary Receipts	GBP	British Pound	REIT	Real Estate Investment Trust
AUD	Australian Dollar	HKD	Hong Kong Dollar	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CHF	Swiss Franc	MXN	Mexican Peso	TRY	Turkish Lira
DKK	Danish Krone	NOK	Norwegian Krone	USD	U.S. Dollar
ETF	Exchange-Traded Fund	NZD	New Zealand Dollar	ZAR	South African Rand
EUR	Euro	OTC	Over-the-counter

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

Common Stocks	Shares	Value
United Kingdom (continued)
Metro Bank PLC (Acquired 1/15/14, cost $1,748,929) (a)(b)	82,275	$1,759,880
Nomad Foods Ltd. (a)	244,790	3,855,444
Prudential PLC	90,550	1,910,285
SABMiller PLC	43,320	2,453,110
Sophos Group PLC (a)	271,300	958,302
Unilever PLC	68,800	2,802,201
Vodafone Group PLC — ADR	81,285	2,579,986

		33,168,485
United States — 50.3%
Abbott Laboratories	67,270	2,705,599
AbbVie, Inc.	22,890	1,245,445
Adobe Systems, Inc. (a)	24,290	1,997,124
Altria Group, Inc.	46,676	2,539,174
Amazon.com, Inc. (a)	3,210	1,643,167
American Airlines Group, Inc.	51,630	2,004,793
Aramark	74,020	2,193,953
Assured Guaranty Ltd.	77,120	1,928,000
Autodesk, Inc. (a)	34,910	1,540,927
BankUnited, Inc.	81,958	2,929,999
Becton Dickinson & Co.	12,030	1,595,900
Best Buy Co., Inc.	46,757	1,735,620
Boston Scientific Corp. (a)	198,165	3,251,888
Bristol-Myers Squibb Co.	45,080	2,668,736
Carnival Corp.	18,800	934,360
Celgene Corp. (a)	14,800	1,600,916
Charles River Laboratories International, Inc. (a)	36,760	2,334,995
Citigroup, Inc.	119,828	5,944,667
Comcast Corp., Class A	50,830	2,891,210
Concho Resources, Inc. (a)	22,350	2,197,005
Crown Holdings, Inc. (a)	48,890	2,236,718
Discover Financial Services	33,770	1,755,702
Eastman Chemical Co.	27,970	1,810,218
Eli Lilly & Co.	25,610	2,143,301
EOG Resources, Inc.	20,210	1,471,288
Facebook, Inc., Class A (a)	36,630	3,293,037
FirstEnergy Corp.	83,500	2,614,385
Google, Inc., Class A (a)	2,165	1,382,071
Google, Inc., Class C (a)	7,665	4,663,539
Hain Celestial Group, Inc. (a)	50,697	2,615,965
Hartford Financial Services Group, Inc.	73,840	3,380,395
Hortonworks, Inc. (a)	148,117	3,242,281
Kennedy-Wilson Holdings, Inc.	132,863	2,945,573
Kinder Morgan, Inc.	47,960	1,327,533
Las Vegas Sands Corp.	18,560	704,723
Lending Club Corp. (a)	132,924	1,758,585
Lowe’s Cos., Inc.	34,440	2,373,605
Lumentum Holdings, Inc. (a)	21,942	371,917
Macquarie Infrastructure Corp.	22,970	1,714,940
MasterCard, Inc., Class A	39,170	3,530,000
McDonald’s Corp.	37,400	3,685,022
Medtronic PLC	41,001	2,744,607
Merck & Co., Inc.	31,280	1,544,919
Micron Technology, Inc. (a)	92,600	1,387,148
Mobileye NV (a)	18,000	818,640

Common Stocks	Shares	Value
United States (continued)
Mondelez International, Inc., Class A	67,080	$2,808,640
New Relic, Inc. (a)	87,321	3,327,803
Pioneer Natural Resources Co.	12,300	1,496,172
Platform Specialty Products Corp. (a)	137,500	1,739,375
PPL Corp.	76,800	2,525,952
Public Service Enterprise Group, Inc.	55,140	2,324,702
Roper Technologies, Inc.	16,520	2,588,684
Samsonite International SA	470,700	1,533,561
Sensata Technologies Holding NV (a)	47,898	2,123,797
St. Jude Medical, Inc.	46,329	2,922,897
Strategic Growth Bancorp (Acquired 3/10/14, cost $1,691,208) (a)(b)	135,840	1,293,197
TransUnion (a)	63,800	1,602,656
Union Pacific Corp.	22,072	1,951,386
United Rentals, Inc. (a)	11,587	695,799
UnitedHealth Group, Inc.	13,042	1,513,002
Valeant Pharmaceuticals International, Inc. (a)	8,380	1,494,824
Walt Disney Co.	21,700	2,217,740
WisdomTree Investments, Inc.	81,839	1,320,063

		136,879,840
Total Common Stocks — 96.1%		261,415,075

Preferred Stocks
India — 0.7%
Jasper Infotech Private Ltd., Series F (Acquired 5/07/14, cost $576,742) (a)(b)	810	1,495,110
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $227,633) (a)(b)	270	498,370

		1,993,480
United States — 1.7%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $942,242) (a)(b)	153,710	1,644,697
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $1,176,386) (a)(b)	75,832	2,883,656

		4,528,353
Total Preferred Stocks — 2.4%		6,521,833
Total Long-Term Investments (Cost — $249,640,734) — 98.5%		267,936,908

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (c)(d)	3,325,047	3,325,047
Total Short-Term Securities (Cost — $3,325,047) — 1.2%		3,325,047
Total Investments (Cost $252,965,781) — 99.7%		271,261,955
Other Assets Less Liabilities — 0.3%		870,596

Net Assets — 100.0%		$272,132,551

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Restricted security as to resale, excluding 144A securities. As of report date, the Fund held restricted securities with a current value of $9,574,910 and an original cost of $6,363,140, which was 3.5% of its net assets.

(c)	Represents the current yield as of report date.

(d)	During the year ended September 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	17

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Net Activity	Shares/ Beneficial Interest Held at September 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,732,302	1,619,745	3,352,047	$2,347
BlackRock Liquidity Series, LLC, Money Market Series	$1,198,277	$(1,198,277)	—	$48,318	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	3,442,000	USD	2,524,146	Bank of America N.A.	10/22/15	$(111,182)
CAD	687,000	USD	528,471	HSBC Bank USA N.A.	10/22/15	(13,731)
CAD	89,000	USD	68,488	Standard Chartered Bank	10/22/15	(1,804)
CAD	3,426,000	USD	2,646,923	Standard Chartered Bank	10/22/15	(79,966)
CHF	88,267	USD	90,582	Commonwealth Bank of Australia	10/22/15	55
CHF	80,237	USD	82,337	Goldman Sachs International	10/22/15	54
CHF	133,430	USD	136,869	Goldman Sachs International	10/22/15	142
CHF	1,658,245	USD	1,746,817	Goldman Sachs International	10/22/15	(44,056)
CHF	222,005	USD	228,329	Royal Bank of Scotland PLC	10/22/15	(364)
CHF	119,073	USD	122,841	State Street Bank and Trust Co.	10/22/15	(571)
CHF	28,923	USD	29,593	The Bank of New York Mellon	10/22/15	106
DKK	9,870,061	USD	1,452,328	Goldman Sachs International	10/22/15	26,566
EUR	14,950	USD	16,830	Goldman Sachs International	10/22/15	(119)
EUR	28,372	USD	31,658	Goldman Sachs International	10/22/15	55
EUR	40,943	USD	45,225	Goldman Sachs International	10/22/15	540
EUR	46,021	USD	51,064	Goldman Sachs International	10/22/15	377
EUR	88,861	USD	98,297	Goldman Sachs International	10/22/15	1,030
EUR	531,193	USD	604,800	Goldman Sachs International	10/22/15	(11,044)
EUR	112,629	USD	124,706	Royal Bank of Scotland PLC	10/22/15	1,188
EUR	33,395	USD	37,498	Standard Chartered Bank	10/22/15	(170)
EUR	94,115	USD	103,816	Standard Chartered Bank	10/22/15	1,384
EUR	15,824	USD	17,539	State Street Bank and Trust Co.	10/22/15	148
EUR	24,793	USD	27,958	State Street Bank and Trust Co.	10/22/15	(245)
EUR	25,308	USD	28,538	State Street Bank and Trust Co.	10/22/15	(250)
EUR	32,909	USD	37,470	State Street Bank and Trust Co.	10/22/15	(685)
EUR	37,511	USD	41,695	State Street Bank and Trust Co.	10/22/15	233
EUR	46,941	USD	52,368	State Street Bank and Trust Co.	10/22/15	102
EUR	50,811	USD	55,396	State Street Bank and Trust Co.	10/22/15	1,399
EUR	94,816	USD	103,797	State Street Bank and Trust Co.	10/22/15	2,186
EUR	110,311	USD	121,046	State Street Bank and Trust Co.	10/22/15	2,257
EUR	44,435	USD	49,495	UBS AG	10/22/15	173
GBP	2,526,000	USD	3,931,399	Goldman Sachs International	10/22/15	(110,610)
HKD	7,981,000	USD	1,029,605	Goldman Sachs International	10/22/15	179
JPY	215,420,000	USD	1,787,958	Citibank N.A.	10/22/15	8,219
JPY	6,822,000	USD	55,037	Goldman Sachs International	10/22/15	1,845
JPY	33,771,000	USD	281,981	Royal Bank of Scotland PLC	10/22/15	(397)
NOK	467,000	USD	57,038	Royal Bank of Scotland PLC	10/22/15	(2,202)

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	5,815,277	USD	684,065	Bank of America N.A.	10/22/15	$11,058
SGD	2,518,000	USD	1,840,187	HSBC Bank PLC	10/22/15	(72,142)
USD	2,846,489	CHF	2,760,420	Citibank N.A.	10/22/15	11,965
USD	777,551	CHF	745,826	Credit Suisse International	10/22/15	11,703
USD	1,208,373	CHF	1,163,567	Goldman Sachs International	10/22/15	13,569
USD	2,088,863	EUR	1,884,347	Goldman Sachs International	10/22/15	(17,417)
USD	400,547	EUR	363,570	State Street Bank and Trust Co.	10/22/15	(5,843)
USD	979,997	EUR	880,659	State Street Bank and Trust Co.	10/22/15	(4,383)
USD	1,923,649	EUR	1,755,032	State Street Bank and Trust Co.	10/22/15	(38,087)
USD	11,797,424	GBP	7,547,975	Goldman Sachs International	10/22/15	380,471
USD	2,036,586	GBP	1,324,000	State Street Bank and Trust Co.	10/22/15	33,924
USD	1,029,811	HKD	7,981,000	State Street Bank and Trust Co.	10/22/15	28
USD	1,790,586	JPY	221,318,000	State Street Bank and Trust Co.	10/22/15	(54,769)
USD	1,692,667	NOK	13,834,000	HSBC Bank PLC	10/22/15	68,262
USD	1,148,501	NZD	1,753,000	HSBC Bank PLC	10/22/15	29,673
ZAR	78,288	USD	5,594	Citibank N.A.	10/22/15	33
Total						$38,887

Derivative Financial Instruments Categorized by Risk Exposure

     As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$608,924	—	—	$608,924

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$570,037	—	—	$570,037

     For the year ended September 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Foreign currency transactions	—	—	—	$1,498,811	—	—	$1,498,811

Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations	—	—	—	$(971,273)	—	—	$(971,273)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$30,792,626
Average amounts sold — in USD	$22,584,282

     For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	19

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$608,924	$570,037

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$11,058	$(11,058)	—	—	—
The Bank of New York Mellon	106	—	—	—	$106
Citibank N.A.	20,217	—	—	—	20,217
Commonwealth Bank of Australia	55	—	—	—	55
Credit Suisse International	11,703	—	—	—	11,703
Goldman Sachs International	424,828	(183,246)	—	—	241,582
HSBC Bank PLC	97,935	(72,142)	—	—	25,793
Royal Bank of Scotland PLC	1,188	(1,188)	—	—	—
Standard Chartered Bank	1,384	(1,384)	—	—	—
State Street Bank and Trust Co.	40,277	(40,277)	—	—	—
UBS AG	173	—	—	—	173

Total	$608,924	$(309,295)	—	—	$299,629

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$111,182	$(11,058)	—	—	$100,124
Goldman Sachs International	183,246	(183,246)	—	—	—
HSBC Bank PLC	72,142	(72,142)	—	—	—
HSBC Bank USA N.A.	13,731	—	—	—	13,731
Royal Bank of Scotland PLC	2,963	(1,188)	—	—	1,775
Standard Chartered Bank	81,940	(1,384)	—	—	80,556
State Street Bank and Trust Co.	104,833	(40,277)	—	—	64,556

Total	$570,037	$(309,295)	—	—	$260,742

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$232,237	—	$232,237
Belgium	—	2,270,490	—	2,270,490
Canada	$3,349,610	—	—	3,349,610
China	3,631,456	4,230,182	—	7,861,638
France	—	10,439,423	—	10,439,423
Germany	—	5,685,771	—	5,685,771
Hong Kong	—	2,711,151	—	2,711,151
India	—	4,307,224	—	4,307,224

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Indonesia	—	$1,720,415	—	$1,720,415
Ireland	$1,508,441	2,268,842	—	3,777,283
Italy	—	1,963,157	—	1,963,157
Japan	—	13,350,117	—	13,350,117
Netherlands	—	2,012,733	—	2,012,733
New Zealand	—	1,008,109	—	1,008,109
Nigeria	896,161	—	—	896,161
Norway	—	1,835,799	—	1,835,799
Peru	1,388,104	—	—	1,388,104
Portugal	—	1,304,531	—	1,304,531
South Africa	—	2,400,016	—	2,400,016
Spain	—	6,859,914	—	6,859,914
Sweden	—	2,165,023	—	2,165,023
Switzerland	—	11,569,344	—	11,569,344
Taiwan	—	2,258,500	—	2,258,500
United Kingdom	11,525,006	19,883,599	$1,759,880	33,168,485
United States	134,053,082	1,533,561	1,293,197	136,879,840
Preferred Stocks:
India	—	—	1,993,480	1,993,480
United States	—	—	4,528,353	4,528,353
Short-Term Securities	3,325,047	—	—	3,325,047

Total	$159,676,907	$102,010,138	$9,574,910	$271,261,955

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Forward foreign currency exchange contracts	—	$608,924	—	$608,924
Liabilities:
Forward foreign currency exchange contracts	—	(570,037)	—	(570,037)

Total	—	$38,887	—	$38,887

[1] Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, foreign currency at value of $202,459 is categorized as Level 1 within the disclosure hierarchy.

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1[1]	Transfers Out of Level 1[1]	Transfers Into Level 2[1]	Transfers Out of Level 2[1]
Assets:
Long-Term Investments:
Ireland	—	$(3,952,304)	$3,952,304	—
United States	—	(2,286,264)	2,286,264	—

Total	—	$(6,238,568)	$6,238,568	—

[1] External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	21

Schedule of Investments (concluded)	BlackRock Global Opportunities Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2014	$3,494,697	$8,839,486	$12,334,183
Transfers into Level 3	—	—	—
Transfers out of Level 3[1]	(6,359,758)	—	(6,359,758)
Other[2]	6,166,561	(6,166,561)	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)[3,4]	(248,423)	3,621,275	3,372,852
Purchases	—	227,633	227,633
Sales	—	—	—

Closing Balance, as of September 30, 2015	$3,053,077	$6,521,833	$9,574,910

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015[4]	$(248,423)	$3,621,275	$3,372,852

[1]

As of September 30, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2015, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning period value of $6,359,758 transferred from Level 3 to Level 1 in the disclosure hierarchy.

[2]	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.

[3]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[4]

Any difference between Net change in unrealized appreciation (depreciation) and Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$3,053,077	Market Comparable Companies	Tangible Book Value Multiple[1]	1.60x - 2.10x3
Preferred Stocks	6,521,833	Market Comparable Companies	Net Revenue Multiple[1]	24.75x
			Net Revenue Growth Rate[1]	372.80%
			Projected Revenue Multiple[1]	21.0x
			Compounded Annual Net Revenue Growth Rate[1]	94.00%
		Probability-Weighted Expected Return Model	Revenue Growth Rate[1]	86.44%
			Discount Rate[2]	25.00%
			IPO Exit Probability[1]	70.00%
			Projected Revenue Multiple[1]	1.43x - 3.28x
			Years to IPO[2]	1 - 3

Total	$9,574,910

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

[3]	The weighted average input is 1.89x.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments September 30, 2015	BlackRock Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 24.6%
ACADIA Pharmaceuticals, Inc. (a)	188,200	$6,223,774
Acceleron Pharma, Inc. (a)	441,800	11,000,820
Actelion Ltd., Registered Shares	209,600	26,639,322
Alder Biopharmaceuticals, Inc. (a)	451,700	14,797,692
Alexion Pharmaceuticals, Inc. (a)	759,417	118,765,225
Alkermes PLC (a)	736,300	43,198,721
Alnylam Pharmaceuticals, Inc. (a)	96,652	7,766,955
Amgen, Inc.	835,346	115,545,059
Anacor Pharmaceuticals, Inc. (a)	658,500	77,512,035
Aquinox Pharmaceuticals, Inc. (a)	259,300	3,648,351
Axovant Sciences Ltd. (a)	217,400	2,808,808
Baxalta, Inc.	1,467,400	46,237,774
Biogen, Inc. (a)	382,812	111,708,370
BioMarin Pharmaceutical, Inc. (a)	252,200	26,561,704
Celgene Corp. (a)	1,948,638	210,784,172
Cellectis SA — ADR (a)	150,000	3,954,000
Cidara Therapeutics, Inc. (a)	45,231	575,338
Clovis Oncology, Inc. (a)	208,700	19,192,052
Dyax Corp. (a)	1,269,237	24,229,734
Genomic Health, Inc. (a)	409,800	8,671,368
Gilead Sciences, Inc.	1,023,956	100,542,240
Global Blood Therapeutics, Inc. (a)	176,500	7,441,240
Incyte Corp. (a)	260,900	28,785,097
Infinity Pharmaceuticals, Inc. (a)	339,500	2,868,775
Inotek Pharmaceuticals Corp. (a)	531,034	4,991,720
Intercept Pharmaceuticals, Inc. (a)	108,900	18,062,154
Isis Pharmaceuticals, Inc. (a)	696,267	28,143,112
Medivation, Inc. (a)	1,007,400	42,814,500
Neurocrine Biosciences, Inc. (a)	634,238	25,236,330
Otonomy, Inc. (a)	171,200	3,049,072
Pronai Therapeutics, Inc. (a)	77,400	1,588,248
ProNAi Therapeutics, Inc. (Acquired 4/15/14, cost $3,632,975) (a)(b)	732,629	14,281,870
PTC Therapeutics, Inc. (a)	334,000	8,917,800
Regeneron Pharmaceuticals, Inc. (a)	155,222	72,199,961
REGENXBIO Inc. (Acquired 9/18/15, cost $6,057,871) (a)(b)	633,013	13,248,013
Sage Therapeutics, Inc. (a)	107,687	4,557,314
Sarepta Therapeutics, Inc. (a)	554,600	17,808,206
Seattle Genetics, Inc. (a)(c)	202,818	7,820,662
Seres Therapeutics, Inc. (a)(c)	296,000	8,773,440
Seres Therapeutics, Inc. (Acquired 11/24/14, cost $3,672,922) (a)(b)	301,970	8,502,871
Spark Therapeutics, Inc. (a)	141,943	5,923,281
Ultragenyx Pharmaceutical, Inc. (a)	348,139	33,529,267
Vertex Pharmaceuticals, Inc. (a)	559,170	58,231,964
Zafgen, Inc. (a)	182,000	5,814,900

		1,402,953,311
Electronic Equipment, Instruments & Components — 0.5%
FEI Co.	385,900	28,186,136
Health Care Equipment & Supplies — 19.0%
Abbott Laboratories	3,498,300	140,701,625
AtriCure, Inc. (a)	171,481	3,757,149
Baxter International, Inc.	186,300	6,119,955
Becton Dickinson & Co.	721,392	95,699,863
Boston Scientific Corp. (a)	9,338,400	153,243,144
CONMED Corp.	245,200	11,705,848
Cooper Cos., Inc.	364,500	54,259,470
CR Bard, Inc.	193,000	35,957,830
DexCom, Inc. (a)	287,400	24,676,164
Edwards Lifesciences Corp. (a)	385,082	54,747,108
Endologix, Inc. (a)	878,662	10,772,396

Common Stocks	Shares	Value
Health Care Equipment & Supplies (continued)
Insulet Corp. (a)	279,900	$7,252,209
Intuitive Surgical, Inc. (a)	61,300	28,172,254
Masimo Corp. (a)	671,600	25,896,896
Medtronic PLC	2,915,823	195,185,192
St. Jude Medical, Inc.	1,508,100	95,146,029
Stryker Corp.	1,320,000	124,212,000
Thoratec Corp. (a)	216,200	13,676,812

		1,081,181,944
Health Care Providers & Services — 18.6%
Aetna, Inc.	601,123	65,768,867
Amedisys, Inc. (a)	686,800	26,077,796
AmerisourceBergen Corp.	386,000	36,666,140
Anthem, Inc.	935,500	130,970,000
Cardinal Health, Inc.	817,980	62,837,224
Cigna Corp.	674,100	91,016,982
Express Scripts Holding Co. (a)	554,447	44,888,029
HCA Holdings, Inc. (a)	989,048	76,512,753
HealthEquity, Inc. (a)	335,600	9,916,980
Humana, Inc.	177,900	31,844,100
McKesson Corp.	768,700	142,232,561
Teladoc, Inc. (a)(c)	380,900	8,490,261
UnitedHealth Group, Inc.	2,084,453	241,817,393
Universal Health Services, Inc., Class B	639,400	79,803,514
WellCare Health Plans, Inc. (a)	137,400	11,841,132

		1,060,683,732
Health Care Technology — 0.3%
Cerner Corp. (a)	325,300	19,504,988
Life Sciences Tools & Services — 3.1%
Agilent Technologies, Inc.	933,100	32,033,323
Bio-Rad Laboratories, Inc., Class A (a)	90,300	12,128,193
Charles River Laboratories International, Inc. (a)	875,500	55,611,760
Illumina, Inc. (a)	95,200	16,738,064
Thermo Fisher Scientific, Inc.	503,700	61,592,436

		178,103,776
Pharmaceuticals — 28.3%
AbbVie, Inc.	1,861,706	101,295,423
Allergan PLC (a)	470,951	128,009,191
AstraZeneca PLC	1,232,400	78,156,818
Bristol-Myers Squibb Co.	2,462,820	145,798,944
Cempra, Inc. (a)	467,700	13,020,768
Chugai Pharmaceutical Co. Ltd.	829,500	25,476,623
Dermira, Inc. (a)	297,600	6,945,984
Eli Lilly & Co.	2,414,100	202,036,029
Intra-Cellular Therapies, Inc. (a)	1,065,354	42,656,774
Jazz Pharmaceuticals PLC (a)	94,400	12,537,264
Johnson & Johnson	884,200	82,540,070
Mallinckrodt PLC (a)	471,927	30,175,012
Merck & Co., Inc.	1,789,000	88,358,710
Mylan NV (a)	1,508,100	60,716,106
Nektar Therapeutics (a)	1,999,200	21,911,232
Novartis AG — ADR	344,300	31,648,056
Novartis AG, Registered Shares	955,900	87,858,573
Perrigo Co. PLC	141,277	22,218,634
Pfizer, Inc.	2,039,340	64,055,669
Phibro Animal Health Corp., Class A	379,300	11,997,259
Roche Holding AG	209,700	55,669,386
Sanofi — ADR	265,500	12,603,285
Shire PLC — ADR	306,800	62,964,564
Teva Pharmaceutical Industries Ltd. — ADR	1,552,400	87,648,504
UCB SA	231,100	18,105,101

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	23

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio

Common Stocks	Shares	Value
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc. (a)	487,000	$86,871,060
Zoetis, Inc.	702,100	28,912,478

		1,610,187,517
Total Common Stocks — 94.4%		5,380,801,404

Preferred Stocks
Biotechnology — 1.3%
Acerta Pharma BV, Series B (Acquired 5/6/15, cost $38,092,727) (a)(b)	3,312,411	38,092,727
Afferent Pharmaceuticals, Inc., Series C (Acquired 6/30/15, cost $8,391,856) (a)(b)	3,420,640	8,391,856
Corvus Pharmaceuticals, Inc. (Acquired 9/11/15, cost $5,604,000) (a)(b)	400,000	5,604,000
CytomX Therapeutics, Inc., Series D (Acquired 6/11/15, cost $4,655,674) (a)(b)	31,384,733	7,092,950
Intellia Therapeutics, Inc. (Acquired 8/19/15, cost $4,657,716) (a)(b)	887,184	4,657,716
Syndax Pharmaceuticals, Inc. (Acquired 8/19/15, cost $9,349,076) (a)(b)	835,261	9,349,076

		73,188,325
Life Sciences Tools & Services — 0.1%
Ovid Therapeutics Inc. (Acquired 8/07/15, cost $9,342,296) (a)(b)	1,499,566	9,342,296
Total Preferred Stocks — 1.4%		82,530,621
Total Long-Term Investments (Cost — $4,346,694,767) — 95.8%		5,463,332,025

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (d)(e)	270,734,455	$270,734,455
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.26% (d)(e)(f)	$9,480	9,479,975
Total Short-Term Securities (Cost — $280,214,430) — 4.9%		280,214,430
Total Investments Before Options Written (Cost — $4,626,909,197) — 100.7%		5,743,546,455

Options Written
(Premiums Received — $276,986) — (0.0)%		(228,513)
Total Investments Net of Options Written (Cost — $4,626,632,211) — 100.7%		5,743,317,942
Liabilities in Excess of Other Assets — (0.7)%		(42,022,874)

Net Assets — 100.0%		$5,701,295,068

Notes to Schedule of Investments
(a)	Non-income producing security.
(b)	Restricted security as to resale, excluding 144A securities. As of report date, the Fund held restricted securities with a current value of $118,563,375 and an original cost of $93,457,113, which was 2.1% of its net assets.
(c)	Security, or a portion of security, is on loan.
(d)	Represents the current yield as of report date.
(e)	During the year ended September 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Net Activity	Shares/ Beneficial Interest Held at September 30, 2015	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	115,300,758	155,433,697	270,734,455	$121,057		$7,875
BlackRock Liquidity Series, LLC, Money Market Series	$4,824,791	$4,655,184	$9,479,975	$164,855	[1]	—

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	802,014	CHF	785,569	Commonwealth Bank of Australia	10/22/15	$(4,644)
USD	4,651,442	CHF	4,457,075	Goldman Sachs International	10/22/15	74,715
USD	57,637,181	CHF	54,910,360	Goldman Sachs International	10/22/15	1,252,728
USD	830,293	EUR	737,816	Commonwealth Bank of Australia	10/22/15	5,580
USD	23,243,012	EUR	21,308,145	UBS AG	10/22/15	(574,738)
USD	76,671,143	GBP	49,182,000	Société Générale	10/22/15	2,279,192
USD	3,541,482	GBP	2,337,013	State Street Bank and Trust Co.	10/22/15	6,551
Total						$3,039,384

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Intra-Cellular Therapies, Inc.	Put	10/16/15	USD	35.00	835	$(93,938)
Isis Pharmaceuticals, Inc.	Put	10/16/15	USD	38.00	769	(134,575)
Total						$(228,513)

Transactions in Options Written for the Year Ended September 30, 2015

		Puts
	Contracts		Premiums Received
Outstanding options, beginning of year	—		—
Options written	6,425		$1,208,173
Options expired	(4,821)		(931,187)
Outstanding options, end of year	1,604		$ 276,986

Derivative Financial Instruments Categorized by Risk Exposure

    As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$3,618,766	—	—	$3,618,766

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$579,382	—	—	$579,382
Options written	Options written at value	—	—	$228,513	—	—	—	228,513
Total		—	—	$228,513	$579,382	—	—	$807,895

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	25

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio

     For the year ended September 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Foreign currency transactions	—	—	—	$9,405,272	—	—	$9,405,272
Options written	—	—	$931,187	—	—	—	931,187

Total	—	—	$931,187	$9,405,272	—	—	$10,336,459

Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations	—	—	—	$(7,267,843)	—	—	$(7,267,843)
Options written	—	—	$48,473	—	—	—	48,473

Total	—	—	$48,473	$(7,267,843)	—	—	$(7,219,370)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$208,627,238
Average amounts sold — in USD	$34,606,215
Options:
Average value of option contracts written.	$93,338

         For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$3,618,766	$579,382
Options	—	228,513

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,618,766	$807,895
Derivatives not subject to an MNA	—	(228,513)

Total derivative assets and liabilities subject to an MNA	$3,618,766	$579,382

     The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Commonwealth Bank of Australia	$5,580	$(4,644)	—	—	$936
Goldman Sachs International	1,327,443	—	—	—	1,327,443
Société Générale	2,279,192	—	—	—	2,279,192
State Street Bank and Trust Co.	6,551	—	—	—	6,551

Total	$3,618,766	$(4,644)	—	—	$3,614,122

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities
Commonwealth Bank of Australia	$4,644	$(4,644)	—	—	—
UBS AG	574,738	—	—	$(574,738)	—

Total	$579,382	$(4,644)	—	$(574,738)	—

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$1,340,281,235	$62,672,076	—	$1,402,953,311
Electronic Equipment, Instruments & Components	28,186,136	—	—	28,186,136
Health Care Equipment & Supplies	1,081,181,944	—	—	1,081,181,944
Health Care Providers & Services	1,060,683,732	—	—	1,060,683,732
Health Care Technology	19,504,988	—	—	19,504,988
Life Sciences Tools & Services	178,103,776	—	—	178,103,776
Pharmaceuticals	1,344,921,016	265,266,501	—	1,610,187,517
Preferred Stocks:
Biotechnology	—	—	$73,188,325	73,188,325
Life Sciences Tools & Services	—	—	9,342,296	9,342,296
Short-Term Securities	270,734,455	9,479,975	—	280,214,430

Total	$5,323,597,282	$337,418,552	$82,530,621	$5,743,546,455

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Forward foreign currency exchange contracts	—	$3,618,766	—	$3,618,766
Liabilities:
Equity contracts	$(228,513)	—	—	(228,513)
Forward foreign currency exchange contracts	—	(579,382)	—	(579,382)

Total	$(228,513)	$3,039,384	—	$2,810,871

[1] Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency at value	$567,593	—	—	$567,593
Cash pledged as collateral for options written	6,136,935	—	—	6,136,935
Liabilities:
Bank overdraft	—	$(4,194,699)	—	(4,194,699)
Cash received as collateral for options written	—	(1,300,000)	—	(1,300,000)
Collateral on securities loaned at value	—	(9,479,975)	—	(9,479,975)

Total	$6,704,528	$(14,974,674)	—	$(8,270,146)

During the year ended September 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	27

Schedule of Investments (concluded)	BlackRock Health Sciences Opportunities Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2014	$3,632,975	$2,020,331	$5,653,306
Transfers into Level 3	—	—	—
Transfers out of Level 3	(3,632,975)	—	(3,632,975)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	(1,616,265)	(1,616,265)
Net change in unrealized appreciation (depreciation)[1,2]	—	2,437,276	2,437,276
Purchases	—	80,093,345	80,093,345
Sales	—	(404,066)	(404,066)

Closing Balance, as of September 30, 2015	—	$82,530,621	$82,530,621

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015[2]	—	$2,437,276	$2,437,276

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between Net change in unrealized appreciation (depreciation) and Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015, is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments September 30, 2015	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.8%
Commonwealth Bank of Australia	150,600	$7,730,099
Belgium — 1.2%
Anheuser-Busch InBev NV	112,279	11,941,557
Canada — 4.2%
Canadian Pacific Railway Ltd.	35,000	5,023,529
Element Financial Corp. (a)	815,400	11,132,700
Enbridge, Inc.	173,100	6,427,205
Gildan Activewear, Inc.	321,900	9,716,097
Royal Bank of Canada	146,500	8,100,588

		40,400,119
China — 4.0%
Alibaba Group Holding Ltd. — ADR (a)	91,758	5,410,969
Baidu, Inc. — ADR (a)	26,450	3,634,496
CRRC Corp. Ltd., H Shares (a)	4,513,000	5,755,240
Industrial & Commercial Bank of China Ltd., H Shares	32,188,000	18,595,137
Tencent Holdings Ltd.	288,900	4,869,869

		38,265,711
France — 7.5%
AXA SA	526,100	12,773,231
BNP Paribas SA	243,087	14,311,606
Dassault Aviation SA	1,338	1,531,046
Orange SA	821,800	12,457,946
Schneider Electric SE	117,234	6,565,029
Société Générale SA	301,500	13,474,406
Unibail-Rodamco SE	42,000	10,885,783

		71,999,047
Germany — 5.1%
Bayer AG, Registered Shares	89,300	11,457,110
Continental AG	28,508	6,088,938
Henkel AG & Co. KGaA, Preference	98,686	10,164,260
Infineon Technologies AG	495,244	5,564,312
SAP SE	169,400	10,974,417
Wacker Chemie AG	63,700	4,845,102

		49,094,139
Hong Kong — 1.6%
AIA Group Ltd.	2,888,300	15,021,328
India — 3.3%
Bharti Infratel Ltd.	1,138,886	6,171,037
HDFC Bank Ltd.	684,855	13,447,790
ITC Ltd.	1,288,500	6,460,879
Tata Motors Ltd. — ADR (a)	236,646	5,324,535

		31,404,241
Indonesia — 0.8%
Global Mediacom Tbk PT	26,997,988	1,737,229
Matahari Department Store Tbk PT	5,623,171	6,210,857

		7,948,086
Ireland — 5.3%
Dalata Hotel Group PLC (a)	1,363,491	6,551,363
Green REIT PLC	5,265,855	8,754,954
Kingspan Group PLC	337,779	8,171,210
Ryanair Holdings PLC — ADR	206,784	16,191,187
Shire PLC — ADR	55,200	11,328,696

		50,997,410
Israel — 1.1%
Teva Pharmaceutical Industries Ltd. — ADR	180,900	10,213,614
Italy — 2.5%
Banca Generali SpA	202,200	5,703,919
Eni SpA	716,800	11,275,570

Common Stocks	Shares	Value
Italy (continued)
Telecom Italia SpA (a)	5,774,000	$7,115,486

		24,094,975
Japan — 7.8%
FANUC Corp.	28,100	4,322,868
Mitsui Fudosan Co. Ltd.	524,000	14,363,565
Nintendo Co. Ltd.	21,500	3,623,863
ORIX Corp.	654,000	8,436,170
Panasonic Corp.	407,900	4,127,999
SMC Corp.	36,600	8,013,879
Sumitomo Mitsui Financial Group, Inc.	417,800	15,843,107
Toyota Motor Corp.	266,800	15,620,584

		74,352,035
Mexico — 0.8%
Fomento Economico Mexicano SAB de CV — ADR	90,300	8,059,275
Netherlands — 2.6%
Aalberts Industries NV	273,405	8,102,753
ASML Holding NV	109,900	9,660,582
Koninklijke Philips NV	297,800	7,006,334

		24,769,669
New Zealand — 0.8%
Xero Ltd. (a)	812,500	7,853,198
Nigeria — 0.4%
Lekoil Ltd. (a)	11,614,700	3,733,642
Norway — 0.9%
Statoil ASA	614,300	8,955,936
Peru — 0.7%
Credicorp Ltd.	58,432	6,214,828
Portugal — 0.5%
Galp Energia SGPS SA	484,000	4,776,045
South Africa — 0.5%
Naspers Ltd., N Shares	39,100	4,900,293
South Korea — 0.6%
SK Hynix, Inc.	184,100	5,250,628
Spain — 2.7%
Cellnex Telecom SAU (a)	1,074,614	18,308,927
NH Hotel Group SA (a)	1,316,547	7,072,895

		25,381,822
Sweden — 1.4%
Nordea Bank AB	1,195,600	13,338,732
Switzerland — 10.1%
Actelion Ltd., Registered Shares	46,055	5,853,406
Adecco SA, Registered Shares	148,800	10,897,456
Nestle SA, Registered Shares	279,700	21,035,032
Novartis AG, Registered Shares	279,000	25,643,416
Roche Holding AG	75,514	20,046,819
UBS Group AG, Registered Shares	696,700	12,880,680

		96,356,809
Taiwan — 0.9%
Hermes Microvision, Inc.	167,510	6,385,315
Largan Precision Co. Ltd.	29,000	2,263,304

		8,648,619
United Kingdom — 21.8%
ARM Holdings PLC	373,600	5,367,578
AstraZeneca PLC	370,700	23,509,195
BAE Systems PLC	1,510,300	10,237,683
Crest Nicholson Holdings PLC	604,122	5,229,232
Diageo PLC	396,400	10,650,012

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	29

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

Common Stocks	Shares	Value
United Kingdom (continued)
Hargreaves Lansdown PLC	305,245	$5,582,404
Imperial Tobacco Group PLC	237,800	12,293,939
Kennedy Wilson Europe Real Estate PLC	763,998	13,152,255
Liberty Global PLC LiLAC, Class A (a)	22,715	765,268
Liberty Global PLC, Class A (a)	314,100	13,487,454
Lloyds Banking Group PLC	11,858,300	13,500,166
Metro Bank PLC, (Acquired 1/15/14, cost $9,137,436) (a)(b)	429,853	9,194,648
Nomad Foods Ltd. (a)	1,192,193	18,777,040
Prudential PLC	442,000	9,324,636
Rio Tinto PLC	210,200	7,052,855
SABMiller PLC	346,500	19,621,481
Sophos Group PLC (a)	1,016,300	3,589,835
Unilever PLC	240,100	9,779,194
Vodafone Group PLC	3,504,500	11,053,455
Whitbread PLC	97,583	6,913,381

		209,081,711
United States — 2.8%
Las Vegas Sands Corp.	102,500	3,891,925
Mobileye NV (a)	67,800	3,083,544
Samsonite International SA	4,022,400	13,105,154
Sensata Technologies Holding NV (a)	145,800	6,464,772

		26,545,395
Total Common Stocks — 92.7%		887,328,963

Investment Companies
Japan — 1.0%
Deutsche X-Trackers MSCI Japan Hedged Equity ETF	268,100	9,774,926

Preferred Stocks	Shares	Value
China — 0.3%
Xiaoju Kuaizhi Inc., Series A-17 (Acquired 7/28/15, cost $2,770,046) (a)(b)	101,000	$2,770,046
India — 1.9%
Jasper Infotech Private Ltd., Series F (Acquired 5/07/14, cost $5,332,969) (a)(b)	7,490	13,825,155
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $2,090,847) (a)(b)	2,480	4,577,621

		18,402,776
Total Preferred Stocks — 2.2%		21,172,822
Total Long-Term Investments (Cost — $879,056,136) — 95.9%		918,276,711

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (c)(d)	15,801,600	15,801,600
Total Short-Term Securities (Cost — $15,801,600) — 1.7%		15,801,600
Total Investments (Cost — $894,857,736) — 97.6%		934,078,311
Other Assets Less Liabilities — 2.4%		23,274,266

Net Assets — 100.0%		$957,352,577

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Restricted security as to resale, excluding 144A securities. As of report date, the Fund held restricted securities with a current value of $30,367,470 and an original cost of $19,331,298, which was 3.2% of its net assets.
(c)	During the year ended September 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Net Activity	Shares/ Beneficial Interest Held at September 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	14,744,969	1,056,631	15,801,600	$9,665
BlackRock Liquidity Series, LLC, Money Market Series	$18,399,705	$(18,399,705)	—	$191,749	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents the current yield as of report date.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	33,275,000	USD	24,401,789	Bank of America N.A.	10/22/15	$(1,074,839)
AUD	8,775,000	USD	6,251,059	Morgan Stanley & Co. International PLC	10/22/15	(99,474)
CAD	2,786,000	USD	2,143,898	Standard Chartered Bank	10/22/15	(56,466)
CAD	9,037,000	USD	6,854,682	The Bank of New York Mellon	10/22/15	(83,639)
DKK	82,084,250	USD	12,078,273	Goldman Sachs International	10/22/15	220,938
EUR	3,373,307	USD	3,757,777	Credit Suisse International	10/22/15	12,828
EUR	143,961	USD	159,737	Goldman Sachs International	10/22/15	1,179
EUR	150,875	USD	168,352	Goldman Sachs International	10/22/15	293
EUR	432,896	USD	485,202	Goldman Sachs International	10/22/15	(1,321)
EUR	818,584	USD	904,190	Goldman Sachs International	10/22/15	10,804
EUR	1,965,395	USD	2,186,289	Goldman Sachs International	10/22/15	10,584
EUR	2,515,151	USD	2,784,672	Goldman Sachs International	10/22/15	26,705
EUR	891,619	USD	994,676	HSBC Bank PLC	10/22/15	1,955
EUR	5,224,000	USD	5,993,966	JPMorgan Chase Bank N.A.	10/22/15	(154,700)
EUR	598,897	USD	663,115	Royal Bank of Scotland PLC	10/22/15	6,318
EUR	2,981,533	USD	3,308,710	Royal Bank of Scotland PLC	10/22/15	23,978
EUR	199,471	USD	221,716	State Street Bank and Trust Co.	10/22/15	1,248
EUR	541,452	USD	600,152	State Street Bank and Trust Co.	10/22/15	5,070
GBP	5,990,000	USD	9,287,649	HSBC Bank PLC	10/22/15	(227,265)
GBP	2,020,000	USD	3,096,963	Morgan Stanley & Co. International PLC	10/22/15	(41,541)
HKD	92,182,000	USD	11,892,127	Goldman Sachs International	10/22/15	2,062
HKD	12,710,000	USD	1,639,277	HSBC Bank PLC	10/22/15	686
JPY	242,559,000	USD	2,027,138	Commonwealth Bank of Australia	10/22/15	(4,675)
JPY	5,362,012,880	USD	43,380,377	Goldman Sachs International	10/22/15	1,328,220
JPY	782,840,000	USD	6,528,962	Royal Bank of Scotland PLC	10/22/15	(1,622)
JPY	500,553,000	USD	4,179,451	Standard Chartered Bank	10/22/15	(5,827)
MXN	83,136,000	USD	4,885,554	BNP Paribas S.A.	10/22/15	22,878
MXN	97,156,000	USD	6,115,237	HSBC Bank PLC	10/22/15	(379,051)
SEK	105,186,000	USD	12,372,790	State Street Bank and Trust Co.	10/22/15	200,513
SGD	21,429,000	USD	15,660,594	HSBC Bank PLC	10/22/15	(613,956)
TRY	21,267,000	USD	7,820,737	Citibank N.A.	10/22/15	(842,541)
USD	5,533,859	AUD	7,570,000	Citibank N.A.	10/22/15	227,022
USD	7,991,175	AUD	11,251,000	Morgan Stanley & Co. International PLC	10/22/15	103,826
USD	3,682,002	CAD	4,767,058	Royal Bank of Canada	10/22/15	110,246
USD	4,579,181	EUR	4,131,142	Commonwealth Bank of Australia	10/22/15	(38,514)
USD	1,238,561	EUR	1,106,869	Morgan Stanley & Co. International PLC	10/22/15	1,329
USD	61,205	EUR	54,785	State Street Bank and Trust Co.	10/22/15	(33)
USD	48,020,606	EUR	43,811,379	State Street Bank and Trust Co.	10/22/15	(950,736)
USD	50,497,652	GBP	32,308,324	Goldman Sachs International	10/22/15	1,628,569
USD	1,835,876	GBP	1,182,000	JPMorgan Chase Bank N.A.	10/22/15	48,001
USD	10,682,321	GBP	6,954,000	Morgan Stanley & Co. International PLC	10/22/15	163,806
USD	9,340,035	GBP	6,079,000	State Street Bank and Trust Co.	10/22/15	145,031
USD	13,534,585	HKD	104,892,000	State Street Bank and Trust Co.	10/22/15	432
USD	9,465,532	MXN	154,661,000	Goldman Sachs International	10/22/15	334,194
USD	6,304,740	NOK	51,528,000	HSBC Bank PLC	10/22/15	254,257
USD	10,162,890	NZD	15,512,000	HSBC Bank PLC	10/22/15	262,570

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	31

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,056,076	SEK	42,580,000	UBS AG	10/22/15	$(33,681)
USD	5,568,425	SGD	7,822,000	HSBC Bank PLC	10/22/15	76,111
USD	6,906,891	TRY	21,267,000	Toronto-Dominion Bank	10/22/15	(71,305)
USD	9,354,848	ZAR	131,268,000	Toronto-Dominion Bank	10/22/15	(80,377)
ZAR	48,405,000	USD	3,712,338	State Street Bank and Trust Co.	10/22/15	(233,105)
ZAR	82,863,000	USD	6,559,663	State Street Bank and Trust Co.	10/22/15	(603,672)

Total						$(366,687)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$5,231,653	—	—	$5,231,653

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$5,598,340	—	—	$5,598,340

For the year ended September 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Foreign currency transactions	—	—	—	$1,717,043	—	—	$1,717,043

Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations	—	—	—	$(9,024,244)	—	—	$(9,024,244)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$274,874,545
Average amounts sold — in USD	$283,366,538

  For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$5,231,653	$5,598,340

See Notes to Financial Statements.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
BNP Paribas S.A.	$22,878	—	—	—	$22,878
Citibank N.A.	227,022	$(227,022)	—	—	—
Credit Suisse International	12,828	—	—	—	12,828
Goldman Sachs International	3,563,548	(1,321)	—	—	3,562,227
HSBC Bank PLC	595,579	(595,579)	—	—	—
JPMorgan Chase Bank N.A.	48,001	(48,001)	—	—	—
Morgan Stanley & Co. International PLC	268,961	(141,015)	—	—	127,946
Royal Bank of Canada	110,246	—	—	—	110,246
Royal Bank of Scotland PLC	30,296	(1,622)	—	—	28,674
State Street Bank and Trust Co.	352,294	(352,294)	—	—	—
Total	$5,231,653	$(1,366,854)	—	—	$3,864,799

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$1,074,839	—	—	—	$1,074,839
The Bank of New York Mellon	83,639	—	—	—	83,639
Citibank N.A.	842,541	$(227,022)	—	—	615,519
Commonwealth Bank of Australia	43,189	—	—	—	43,189
Goldman Sachs International	1,321	(1,321)	—	—	—
HSBC Bank PLC	1,220,272	(595,579)	—	—	624,693
JPMorgan Chase Bank N.A.	154,700	(48,001)	—	—	106,699
Morgan Stanley & Co. International PLC	141,015	(141,015)	—	—	—
Royal Bank of Scotland PLC	1,622	(1,622)	—	—	—
Standard Chartered Bank	62,293	—	—	—	62,293
State Street Bank and Trust Co.	1,787,546	(352,294)	—	—	1,435,252
Toronto-Dominion Bank	151,682	—	—	—	151,682
UBS AG	33,681	—	—	—	33,681
Total	$5,598,340	$(1,366,854)	—	—	$4,231,486

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$7,730,099	—	$7,730,099
Belgium	—	11,941,557	—	11,941,557
Canada	$40,400,119	—	—	40,400,119
China	9,045,465	29,220,246	—	38,265,711
France	1,531,046	70,468,001	—	71,999,047
Germany	—	49,094,139	—	49,094,139
Hong Kong	—	15,021,328	—	15,021,328
India	5,324,535	26,079,706	—	31,404,241
Indonesia	—	7,948,086	—	7,948,086
Ireland	34,071,246	16,926,164	—	50,997,410
Israel	10,213,614	—	—	10,213,614
Italy	—	24,094,975	—	24,094,975

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	33

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Japan	—	$74,352,035	—	$74,352,035
Mexico	$8,059,275	—	—	8,059,275
Netherlands	—	24,769,669	—	24,769,669
New Zealand	—	7,853,198	—	7,853,198
Nigeria	3,733,642	—	—	3,733,642
Norway	—	8,955,936	—	8,955,936
Peru	6,214,828	—	—	6,214,828
Portugal	—	4,776,045	—	4,776,045
South Africa	—	4,900,293	—	4,900,293
South Korea	—	5,250,628	—	5,250,628
Spain	—	25,381,822	—	25,381,822
Sweden	—	13,338,732	—	13,338,732
Switzerland	—	96,356,809	—	96,356,809
Taiwan	—	8,648,619	—	8,648,619
United Kingdom	49,771,852	150,115,211	$9,194,648	209,081,711
United States	13,440,241	13,105,154	—	26,545,395
Investment Companies:
Japan	9,774,926	—	—	9,774,926
Preferred Stocks:
China	—	—	2,770,046	2,770,046
India	—	—	18,402,776	18,402,776
Short-Term Securities	15,801,600	—	—	15,801,600

Total	$207,382,389	$696,328,452	$30,367,470	$934,078,311

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Forward foreign currency exchange contracts	—	$5,231,653	—	$5,231,653
Liabilities:
Forward foreign currency exchange contracts	—	(5,598,340)	—	(5,598,340)

Total	—	$(366,687)	—	$(366,687)

[1]     Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$528,674	—	—	$528,674
Liabilities:
Bank overdraft	—	$(831,321)	—	(831,321)

Total	$528,674	$(831,321)	—	$(302,647)

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1[1]	Transfers Out of Level 1[1]	Transfers Into Level 2[1]	Transfers Out of Level 2[1]
Assets:
Long-Term Investments:
Ireland	—	$(29,257,544)	$29,257,544	—
United States	—	(16,389,885)	16,389,885	—

Total	—	$(45,647,429)	$45,647,429	—

[1]	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments (concluded)	BlackRock International Opportunities Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2014	$9,066,043	$ 5,125,544	$14,191,587
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)[1,2]	128,605	11,186,385	11,314,990
Purchases	—	4,860,893	4,860,893
Sales	—	—	—

Closing Balance, as of September 30, 2015	$9,194,648	$21,172,822	$30,367,470

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015[2]	$ 128,605	$11,186,385	$11,314,990

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between Net change in unrealized appreciation (depreciation) and Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$9,194,648	Market Comparable Companies	Tangible Book Value Multiple[1]	2.10x
Preferred Stocks	21,172,822	Market Comparable Companies	2016 Projected Revenue Multiple[1]	5.41x
			Compounded Annual Net Revenue Growth Rate[1]	884.00%
		Probability-Weighted Expected Return Model	Revenue Growth Rate[1]	86.44%
			Discount Rate[2]	25.00%
			IPO Exit Probability[1]	70.00%
			Projected Revenue Multiple[1]	1.43x - 3.28x
			Years to IPO[2]	1 - 3
Total	$30,367,470

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	35

Schedule of Investments September 30, 2015	BlackRock Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Automobiles — 0.7%
Tesla Motors, Inc. (a)(b)	6,800	$1,689,120
Commercial Services & Supplies — 0.4%
Atento SA (a)	83,800	884,090
Communications Equipment — 0.4%
Infinera Corp. (a)(b)	55,900	1,093,404
Consumer Finance — 0.6%
Lending Club Corp. (a)(b)	122,004	1,614,113
Diversified Telecommunication Services — 1.1%
Cellnex Telecom SAU (a)	121,251	2,065,835
Link Net Tbk PT (a)	2,514,000	772,344

		2,838,179
Electronic Equipment, Instruments & Components — 2.1%
Alps Electric Co. Ltd.	52,000	1,468,482
CDW Corp.	37,700	1,540,422
Japan Aviation Electronics Industry Ltd.	64,000	961,295
Largan Precision Co. Ltd.	14,600	1,139,456

		5,109,655
Household Durables — 1.4%
Sony Corp.	138,200	3,387,576
Internet & Catalog Retail — 5.2%
Amazon.com, Inc. (a)(b)	10,900	5,579,601
Ensogo Ltd. (a)	1,888,504	179,328
Netflix Inc. (a)(b)	32,200	3,324,972
Qunar Cayman Islands Ltd. — ADR (a)	45,800	1,377,206
Vipshop Holdings Ltd. — ADR (a)(b)	136,900	2,299,920

		12,761,027
Internet Software & Services — 22.4%
58.com, Inc. — ADR (a)(b)	56,700	2,667,734
Alibaba Group Holding Ltd. — ADR (a)(b)	36,000	2,122,920
Box, Inc., Class A (a)(b)	92,700	1,166,166
comScore, Inc. (a)	37,100	1,712,165
Cvent, Inc. (a)(b)	39,200	1,319,472
Dena Co. Ltd.	94,700	1,757,585
Facebook, Inc., Class A (a)(b)	109,500	9,844,050
Google, Inc., Class A (a)	24,583	15,693,050
Hortonworks, Inc. (a)(b)	175,888	3,850,188
LinkedIn Corp., Class A (a)(b)	12,200	2,319,586
NetEase, Inc. — ADR	15,500	1,861,860
New Relic, Inc. (a)(b)	94,616	3,605,816
Pandora Media, Inc. (a)(b)	67,300	1,436,182
Tencent Holdings Ltd.	350,100	5,901,492

		55,258,266
IT Services — 14.2%
Alliance Data Systems Corp. (a)	12,400	3,211,352
Cognizant Technology Solutions Corp., Class A (a)	41,200	2,579,532
Euronet Worldwide, Inc. (a)	62,875	4,658,409
Fidelity National Information Services, Inc.	40,038	2,685,749
Global Payments, Inc.	17,200	1,973,356
Interxion Holding NV (a)	45,400	1,229,432
Luxoft Holding, Inc. (a)	31,300	1,980,977
MasterCard, Inc., Class A	58,200	5,244,984
My EG Services BHD	1,546,800	991,355
PayPal Holdings, Inc. (a)	46,600	1,446,464
Sabre Corp.	103,900	2,824,002
Visa, Inc., Class A	90,100	6,276,366

		35,101,978
Media — 4.0%
Eros International PLC (a)	111,500	3,031,685
Liberty Global PLC, Class A (a)	35,500	1,524,370

Common Stocks	Shares	Value
Media (continued)
Naspers Ltd., N Shares	20,000	$2,506,544
Rentrak Corp. (a)(b)	28,400	1,535,588
Walt Disney Co.	12,000	1,226,400

		9,824,587
Professional Services — 2.6%
Experian PLC	97,200	1,560,372
ManpowerGroup, Inc.	21,400	1,752,446
TechnoPro Holdings, Inc.	63,900	1,694,122
TransUnion (a)	53,400	1,341,408

		6,348,348
Semiconductors & Semiconductor Equipment — 7.5%
ARM Holdings PLC	89,100	1,280,116
ASML Holding NV	14,400	1,265,809
Avago Technologies Ltd.	19,199	2,400,067
Broadcom Corp., Class A	42,200	2,170,346
Cavium, Inc. (a)(b)	30,300	1,859,511
Hermes Microvision, Inc.	32,206	1,227,661
Lam Research Corp.	22,300	1,456,859
Microsemi Corp. (a)(b)	47,500	1,558,950
NVIDIA Corp.	49,100	1,210,315
NXP Semiconductor NV (a)	28,965	2,521,983
Silicon Motion Technology Corp. — ADR	56,500	1,543,015

		18,494,632
Software — 18.9%
Activision Blizzard, Inc.	77,400	2,390,885
Adobe Systems, Inc. (a)(b)	40,400	3,321,688
Autodesk, Inc. (a)(b)	64,600	2,851,444
Globant SA (a)	70,576	2,158,920
Imperva, Inc. (a)(b)	31,200	2,042,976
Microsoft Corp. (b)	166,800	7,382,568
Nintendo Co. Ltd.	21,600	3,640,718
Oracle Corp.	63,800	2,304,456
Proofpoint, Inc. (a)(b)	55,710	3,360,427
Rapid7, Inc. (a)	28,300	643,825
RingCentral, Inc., Class A (a)(b)	84,800	1,539,120
Salesforce.com, Inc. (a)(b)	39,200	2,721,656
ServiceNow, Inc. (a)(b)	40,880	2,839,116
Sophos Group PLC (a)	490,000	1,730,807
Tableau Software, Inc., Class A (a)	19,050	1,519,809
Take-Two Interactive Software, Inc. (a)	42,200	1,212,406
UBISOFT Entertainment (a)	96,500	1,958,611
Xero Ltd. (a)	158,560	1,532,558
Zendesk, Inc. (a)(b)	71,700	1,413,207

		46,565,197
Technology Hardware, Storage & Peripherals — 6.3%
Apple Inc.	141,759	15,636,018
Wireless Telecommunication Services — 0.8%
Bharti Infratel Ltd.	379,345	2,055,475
Total Common Stocks — 88.6%		218,661,665

See Notes to Financial Statements.

36	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

Preferred Stocks	Shares	Value
Internet & Catalog Retail — 1.4%
Jasper Infotech Private Ltd., Series F (Acquired 5/07/14, cost $1,018,150) (a)(c)	1,430	$2,639,516
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $396,249) (a)(c)	470	867,533

		3,507,049
Internet Software & Services — 2.8%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $2,000,004) (a)(c)	128,924	4,902,580
Xiaoju Kuaizhi Inc., Series A-17 (Acquired 7/28/15, cost $1,080,592) (a)(c)	39,400	1,080,592
Zuora, Inc. (Acquired 1/16/15, cost $1,006,815) (a)(c)	265,000	1,003,449

		6,986,621
Software — 1.9%
Illumio, Inc., Series C (Acquired 3/11/15, cost $499,995) (a)(c)	155,575	511,888
MongoDB, Series C (Acquired 12/19/13, cost $1,512,773) (a)(c)	60,303	1,140,933
MongoDB, Series D (Acquired 12/19/13, cost $470,592) (a)(c)	18,759	354,920
MongoDB, Series E (Acquired 12/19/13, cost $16,632) (a)(c)	663	12,544
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $1,500,011) (a)(c)	244,700	2,618,290

		4,638,575
Total Preferred Stocks — 6.1%		15,132,245
Total Long-Term Investments (Cost — $178,054,529) — 94.7%		233,793,910

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (d)(e)	7,951,514	$7,951,514
Total Short-Term Securities (Cost — $7,951,514) — 3.2%		7,951,514
Total Investments Before Options Written (Cost — $186,006,043) — 97.9%		241,745,424

Options Written
(Premiums Received — $704,205) — (0.2)%		(477,964)
Total Investments Net of Options Written (Cost — $185,301,838)		241,267,460
Other Assets Less Liabilities — 2.3%		5,564,643

Net Assets — 100.0%		$246,832,103

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding options written.

(c)	Restricted security as to resale, excluding 144A securities. As of report date, the Fund held restricted securities with a current value of $15,132,245 and an original cost of $9,501,813, which was 6.1% of its net assets.

(d)	During the year ended September 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Net Activity	Shares/ Beneficial Interest Held at September 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	6,567,506	1,384,008	7,951,514	$3,351
BlackRock Liquidity Series, LLC, Money Market Series	$1,494,487	$(1,494,487)	—	$47,602	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	37

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	157,862	USD	162,002	Commonwealth Bank of Australia	10/22/15	$98
CHF	143,531	USD	147,287	Goldman Sachs International	10/22/15	97
CHF	238,668	USD	244,821	Goldman Sachs International	10/22/15	255
CHF	116,227	USD	120,684	Royal Bank of Canada	10/22/15	(1,337)
CHF	212,998	USD	219,738	State Street Bank and Trust Co.	10/22/15	(1,022)
HKD	12,223,000	USD	1,577,153	HSBC Bank PLC	10/22/15	(27)
HKD	12,023,000	USD	1,550,602	State Street Bank and Trust Co.	10/22/15	719
SEK	19,424,000	USD	2,284,801	State Street Bank and Trust Co.	10/22/15	37,027
USD	1,216,888	CHF	1,155,122	Goldman Sachs International	10/22/15	30,756
USD	1,484,842	GBP	950,000	Goldman Sachs International	10/22/15	47,887
USD	1,714,018	GBP	1,093,000	Goldman Sachs International	10/22/15	60,764
USD	9,593,564	HKD	74,365,000	State Street Bank and Trust Co.	10/22/15	(1,708)
USD	1,958,938	NZD	2,990,000	HSBC Bank PLC	10/22/15	50,611
USD	133,172	ZAR	1,741,000	Citibank N.A.	10/22/15	8,034
USD	2,150,402	ZAR	27,161,000	HSBC Bank PLC	10/22/15	198,135
Total						$430,289

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Alibaba Group Holding Ltd.	Call	10/02/15	USD	73.00	42	$(210)
Carbon Minerals Ltd.	Call	10/02/15	USD	74.00	79	(1,027)
Facebook, Inc.	Call	10/02/15	USD	94.50	110	(220)
Tesla Motors, Inc.	Call	10/02/15	USD	260.00	5	(373)
Alibaba Group Holding Ltd.	Call	10/09/15	USD	73.50	42	(252)
LinkedIn Corp.	Call	10/09/15	USD	190.00	25	(10,750)
Microsoft Corp.	Call	10/09/15	USD	44.00	55	(4,510)
Netflix Inc.	Call	10/09/15	USD	109.00	64	(9,600)
Vipshop Holdings Ltd.	Call	10/09/15	USD	20.00	112	(1,680)
58.com Inc.	Call	10/16/15	USD	50.00	114	(13,679)
Adobe Systems, Inc.	Call	10/16/15	USD	82.50	80	(16,200)
Alibaba Group Holding Ltd.	Call	10/16/15	USD	75.00	42	(84)
Amazon.com, Inc.	Call	10/16/15	USD	542.50	32	(11,759)
Autodesk, Inc.	Call	10/16/15	USD	55.00	130	(520)
Cavium, Inc.	Call	10/16/15	USD	70.00	100	(6,500)
Cvent, Inc.	Call	10/16/15	USD	35.00	80	(7,200)
Facebook, Inc.	Call	10/16/15	USD	94.50	185	(14,615)
Imperva, Inc.	Call	10/16/15	USD	75.00	16	(720)
Imperva, Inc.	Call	10/16/15	USD	70.00	47	(5,875)
Infinera Corp.	Call	10/16/15	USD	24.00	110	(1,650)
Lending Club Corp.	Call	10/16/15	USD	14.00	220	(5,500)
Microsoft Corp.	Call	10/16/15	USD	46.00	221	(4,420)
NXP Semiconductors NV	Call	10/16/15	USD	95.00	50	(3,375)
Pandora Media, Inc.	Call	10/16/15	USD	20.00	135	(23,693)
RingCentral, Inc.	Call	10/16/15	USD	20.00	170	(2,975)

See Notes to Financial Statements.

38	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
ServiceNow, Inc.	Call	10/16/15	USD	80.00	34	$(1,530)
ServiceNow, Inc.	Call	10/16/15	USD	75.00	34	(1,700)
Tesla Motors, Inc.	Call	10/16/15	USD	265.00	5	(1,295)
Zendesk, Inc.	Call	10/16/15	USD	22.50	143	(4,290)
Microsoft Corp.	Call	10/23/15	USD	45.50	28	(2,156)
Vipshop Holdings Ltd.	Call	10/23/15	USD	19.50	21	(735)
Hortonworks, Inc.	Call	10/26/15	USD	23.00	45	(2,700)
Microsemi Corp.	Call	10/30/15	USD	34.50	118	(9,744)
Microsoft Corp.	Call	10/30/15	USD	45.50	28	(2,408)
Tesla Motors, Inc.	Call	10/30/15	USD	270.00	15	(5,738)
Avago Technologies Ltd.	Call	11/16/15	USD	131.25	40	(19,970)
Box, Inc.	Call	11/20/15	USD	15.00	93	(2,790)
Hortonworks, Inc.	Call	11/20/15	USD	25.00	261	(33,930)
Lending Club Corp.	Call	11/20/15	USD	15.00	100	(3,750)
New Relic, Inc.	Call	11/20/15	USD	40.00	190	(20,900)
NXP Semiconductors NV	Call	11/20/15	USD	97.50	36	(8,370)
Proofpoint, Inc.	Call	11/20/15	USD	65.00	112	(31,360)
Rentrak Corp.	Call	11/20/15	USD	60.00	56	(13,720)
ServiceNow, Inc.	Call	11/20/15	USD	80.00	34	(3,230)
MasterCard, Inc.	Put	10/02/15	USD	89.00	54	(2,160)
Google Inc.	Put	10/09/15	USD	637.50	8	(8,640)
Sabre Corp.	Put	10/12/15	USD	26.00	89	(3,807)
Euronet Worldwide, Inc.	Put	10/16/15	USD	60.00	38	(570)
ServiceNow, Inc.	Put	10/16/15	USD	65.00	52	(5,200)
PayPal Holdings, Inc.	Put	10/23/15	USD	32.50	150	(33,000)
Apple Inc.	Put	10/30/15	USD	110.00	32	(15,840)
Google Inc.	Put	10/30/15	USD	630.00	19	(44,935)
Intel Corp.	Put	10/30/15	USD	27.00	176	(5,192)
NVIDIA Corp.	Put	10/30/15	USD	22.50	220	(8,140)
Total						$(445,187)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price	Contracts	Value
Eros International PLC	Put	Barclays Bank PLC	10/30/15	USD 27.81	13,200	$(32,777)

Transactions in Options Written for the Year Ended September 30, 2015

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of year	—	—	—	—
Options written	16,801	$2,218,858	14,821	$304,910
Options exercised	(103)	(8,957)	(328)	(32,448)
Options expired	(6,175)	(683,281)	(272)	(33,669)
Options closed	(6,864)	(965,611)	(183)	(95,597)

Outstanding options, end of year	3,659	$561,009	14,038	$143,196

As of period end, the value of portfolio securities subject to covered call options written was $17,197,105.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	39

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

      As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$434,383	—	—	$434,383

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$4,094	—	—	$4,094
Options written	Options written at value	—	—	$477,964	—	—	—	477,964

Total		—	—	$477,964	$4,094	—	—	$482,058

      For the year ended September 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Foreign currency transactions	—	—	—	$760,791	—	—	$760,791
Options written	—	—	$871,276	—	—	—	871,276

Total	—	—	$871,276	$760,791	—	—	$1,632,067

Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations	—	—	—	$(23,053)	—	—	$(23,053)
Options written	—	—	$226,241	—	—	—	226,241

Total	—	—	$226,241	$(23,053)	—	—	$203,188

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$15,241,331
Average amounts sold — in USD	$3,201,314
Options:
Average value of option contracts written	$217,981

Derivative Financial Instruments — Offsetting as of Period End

      The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$434,383	$4,094
Options	—	477,964

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$434,383	$482,058
Derivatives not subject to an MNA	—	(445,187)

Total derivative assets and liabilities subject to an MNA	$434,383	$36,871

See Notes to Financial Statements.

40	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Citibank N.A.	$8,034	—	—	—	$8,034
Commonwealth Bank of Australia	98	—	—	—	98
Goldman Sachs International	139,759	—	—	—	139,759
HSBC Bank PLC	248,746	$(27)	—	—	248,719
State Street Bank and Trust Co.	37,746	(2,730)	—	—	35,016

Total	$434,383	$(2,757)	—	—	$431,626

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$32,777	—	—	—	$32,777
HSBC Bank PLC	27	$(27)	—	—	—
Royal Bank of Canada	1,337	—	—	—	1,337
State Street Bank and Trust Co.	2,730	(2,730)	—	—	—

Total	$36,871	$(2,757)	—	—	$34,114

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Automobiles	$1,689,120	—	—	$1,689,120
Commercial Services & Supplies	884,090	—	—	884,090
Communications Equipment	1,093,404	—	—	1,093,404
Consumer Finance	1,614,113	—	—	1,614,113
Diversified Telecommunication Services	—	$2,838,179	—	2,838,179
Electronic Equipment, Instruments & Components	1,540,422	3,569,233	—	5,109,655
Household Durables	—	3,387,576	—	3,387,576
Internet & Catalog Retail	12,581,699	179,328	—	12,761,027
Internet Software & Services	47,599,189	7,659,077	—	55,258,266
IT Services	34,110,623	991,355	—	35,101,978
Media	7,318,043	2,506,544	—	9,824,587
Professional Services	3,093,854	3,254,494	—	6,348,348
Semiconductors & Semiconductor Equipment	14,721,046	3,773,586	—	18,494,632
Software	39,433,310	7,131,887	—	46,565,197
Technology Hardware, Storage & Peripherals	15,636,018	—	—	15,636,018
Wireless Telecommunication Services	—	2,055,475	—	2,055,475
Preferred Stocks:
Internet & Catalog Retail	—	—	$3,507,049	3,507,049
Internet Software & Services	—	—	6,986,621	6,986,621
Software	—	—	4,638,575	4,638,575
Short-Term Securities	7,951,514	—	—	7,951,514

Total	$189,266,445	$37,346,734	$15,132,245	$241,745,424

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	41

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Forward foreign currency exchange contracts	—	$434,383	—	$434,383
Liabilities:
Equity contracts	$(445,187)	(32,777)	—	(477,964)
Forward foreign currency exchange contracts	—	(4,094)	—	(4,094)

Total	$(445,187)	$397,512	—	$(47,675)

[1] Derivative financial instruments are forward foreign currency exchange contracts and options written. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$146,833	—	—	$146,833
Cash pledged as collateral for options written	5,034,435	—	—	5,034,435
Foreign currency at value	49,938	—	—	49,938

Total	$5,231,206	$—	—	$5,231,206

During the year ended September 30, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2014	$153,848	$13,297,420	$13,451,268
Transfers into Level 3	—	—	—
Transfers out of Level 3[1]	(7,066,453)	—	(7,066,453)
Other[2]	6,912,605	(6,912,605)	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)[3,4]	—	5,751,564	5,751,564
Purchases	—	2,995,866	2,995,866
Sales	—	—	—

Closing Balance, as of September 30, 2015	—	$15,132,245	$15,132,245

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015[4]	—	$5,751,564	$5,751,564

[1]

As of September 30, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2015, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning period value of $7,066,453 transferred from Level 3 to Level 1 in the disclosure hierarchy.

[2]	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.

[3]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[4]

Any difference between Net change in unrealized appreciation (depreciation) and Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015, is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

42	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments (concluded)	BlackRock Science & Technology Opportunities Portfolio

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks	$15,132,245	Market Comparable Companies	Net Revenue Multiple[1]	24.75x
			Net Revenue Growth Rate[1]	372.80%
			Projected Revenue Multiple [1]	5.41x - 21.0x3
			2017 Projected Revenue Multiple [1]	6.50x
			Compounded Annual Revenue Growth Rate[1]	54.34% - 884.00%[4]
		Probability-Weighted Expected Return Model	Discount Rate[2]	20.00% - 25.00%
			IPO Exit Probability[1]	70.00% - 80.00%[5]
			Compounded Annual Revenue Growth Rate[1]	81.07% - 766.00%[6]
			Projected Revenue Multiple[1]	4.50x - 97.50x7
			Years to IPO[2]	1 - 3
			Revenue Growth Rate[1]	86.44%
			Projected Revenue Multiple[1]	1.43x - 3.28x
Total	$15,132,245

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

[3]	The weighted average input is 16.45x.

[4]	The weighted average input is 246.45%.

[5]	The weighted average input is 71.02%.

[6]	The weighted average input is 312.44%.

[7]	The weighted average input is 30.66x.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	43

Schedule of Investments September 30, 2015	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.9%
L-3 Communications Holdings, Inc.	125,200	$13,085,904
Airlines — 1.7%
American Airlines Group, Inc.	277,970	10,793,575
Southwest Airlines Co.	337,500	12,838,500

		23,632,075
Auto Components — 3.3%
Delphi Automotive PLC	208,270	15,836,851
Lear Corp.	145,547	15,832,603
Visteon Corp. (a)	148,855	15,070,080

		46,739,534
Automobiles — 0.5%
Tesla Motors, Inc. (a)	25,710	6,386,364
Banks — 4.4%
BankUnited, Inc.	533,679	19,079,024
Regions Financial Corp.	1,874,678	16,890,849
SunTrust Banks, Inc.	340,227	13,010,280
Western Alliance Bancorp (a)	428,620	13,162,920

		62,143,073
Beverages — 0.7%
Molson Coors Brewing Co., Class B	117,163	9,726,872
Biotechnology — 2.2%
Anacor Pharmaceuticals, Inc. (a)	53,500	6,297,485
Baxalta, Inc.	303,600	9,566,436
BioMarin Pharmaceutical, Inc. (a)	44,186	4,653,670
Incyte Corp. (a)	78,141	8,621,297
PTC Therapeutics, Inc. (a)	37,536	1,002,211

		30,141,099
Capital Markets — 0.7%
WisdomTree Investments, Inc.	616,554	9,945,016
Chemicals — 1.5%
Eastman Chemical Co.	173,218	11,210,669
Valspar Corp.	134,633	9,677,420

		20,888,089
Communications Equipment — 0.1%
Lumentum Holdings, Inc. (a)	115,518	1,958,030
Consumer Finance — 0.6%
Lending Club Corp. (a)	625,225	8,271,727
Containers & Packaging — 1.3%
Crown Holdings, Inc. (a)	402,839	18,429,884
Electric Utilities — 3.4%
Pepco Holdings, Inc.	448,929	10,873,060
PPL Corp.	541,808	17,820,065
Xcel Energy, Inc.	554,022	19,617,919

		48,311,044
Electrical Equipment — 1.5%
Acuity Brands, Inc.	57,868	10,160,463
Sensata Technologies Holding NV (a)	253,689	11,248,570

		21,409,033
Electronic Equipment, Instruments & Components — 1.6%
Amphenol Corp., Class A	172,981	8,815,112
CDW Corp.	322,767	13,188,260

		22,003,372
Energy Equipment & Services — 0.5%
National Oilwell Varco, Inc.	197,300	7,428,345
Food & Staples Retailing — 0.8%
Sprouts Farmers Market, Inc. (a)	498,300	10,514,130

Common Stocks	Shares	Value
Food Products — 2.8%
Hain Celestial Group, Inc. (a)	299,495	$15,453,942
Nomad Foods Ltd. (a)	482,300	7,596,225
Pinnacle Foods, Inc.	370,602	15,520,812

		38,570,979
Gas Utilities — 0.6%
Atmos Energy Corp.	143,903	8,372,277
Health Care Equipment & Supplies — 3.6%
Boston Scientific Corp. (a)	942,120	15,460,189
Cooper Cos., Inc.	60,582	9,018,237
Edwards Lifesciences Corp. (a)	54,633	7,767,174
St. Jude Medical, Inc.	279,295	17,620,722

		49,866,322
Health Care Providers & Services — 3.8%
Amedisys, Inc. (a)	100,100	3,800,797
AmerisourceBergen Corp.	73,487	6,980,530
Cigna Corp.	60,658	8,190,043
HCA Holdings, Inc. (a)	126,334	9,773,198
Humana, Inc.	32,782	5,867,978
Teladoc, Inc. (a)(b)	194,800	4,342,092
Universal Health Services, Inc., Class B	119,926	14,967,964

		53,922,602
Hotels, Restaurants & Leisure — 3.3%
Aramark	324,351	9,613,764
Carnival Corp.	214,100	10,640,770
ClubCorp Holdings, Inc.	585,912	12,573,672
MGM Resorts International (a)	693,171	12,789,005

		45,617,211
Household Durables — 2.4%
Jarden Corp. (a)	525,518	25,687,320
Toll Brothers, Inc. (a)	232,227	7,951,452

		33,638,772
Industrial Conglomerates — 1.0%
Roper Technologies, Inc.	86,425	13,542,798
Insurance — 3.8%
Assured Guaranty Ltd.	712,483	17,812,075
Hartford Financial Services Group, Inc.	496,480	22,728,854
Reinsurance Group of America, Inc.	145,904	13,217,443

		53,758,372
Internet & Catalog Retail — 0.7%
Liberty Interactive Corp. QVC Group, Class A (a)	379,318	9,949,511
Internet Software & Services — 3.4%
comScore, Inc. (a)	206,302	9,520,837
Hortonworks, Inc. (a)	704,210	15,415,157
New Relic, Inc. (a)	406,363	15,486,494
Pandora Media, Inc. (a)	359,800	7,678,132

		48,100,620
IT Services — 3.6%
Alliance Data Systems Corp. (a)	55,125	14,276,273
Euronet Worldwide, Inc. (a)	250,442	18,555,248
Fidelity National Information Services, Inc.	271,485	18,211,214

		51,042,735
Leisure Products — 0.4%
Performance Sports Group Ltd. (a)	449,873	6,037,296
Life Sciences Tools & Services — 0.9%
Charles River Laboratories International, Inc. (a)	207,387	13,173,222
Machinery — 2.8%
Snap-on, Inc.	147,043	22,194,670

See Notes to Financial Statements.

44	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio

Common Stocks	Shares	Value
Machinery (continued)
Stanley Black & Decker, Inc.	169,455	$16,433,746

		38,628,416
Media — 0.7%
E.W. Scripps Co., Class A	164,300	2,903,181
Nexstar Broadcasting Group, Inc., Class A	145,488	6,888,857

		9,792,038
Multi-Utilities — 1.0%
CMS Energy Corp.	227,987	8,052,501
Public Service Enterprise Group, Inc.	150,300	6,336,648

		14,389,149
Oil, Gas & Consumable Fuels — 3.0%
Concho Resources, Inc. (a)	180,762	17,768,905
Diamondback Energy, Inc. (a)	84,900	5,484,540
Gaslog Partners LP	514,360	8,296,627
Pioneer Natural Resources Co.	84,400	10,266,416

		41,816,488
Pharmaceuticals — 1.9%
Mallinckrodt PLC (a)	169,059	10,809,632
Mylan NV (a)	199,761	8,042,378
Zoetis, Inc.	196,300	8,083,634

		26,935,644
Professional Services — 2.1%
Equifax, Inc.	218,340	21,218,281
TransUnion (a)	339,603	8,530,827

		29,749,108
Real Estate Investment Trusts (REITs) — 8.8%
Brixmor Property Group, Inc.	369,512	8,676,142
Care Capital Properties, Inc.	43,925	1,446,450
Federal Realty Investment Trust	58,900	8,036,905
Host Hotels & Resorts, Inc.	636,800	10,067,808
National Retail Properties, Inc.	200,500	7,272,135
Pebblebrook Hotel Trust	289,300	10,255,685
RLJ Lodging Trust	656,698	16,594,758
SL Green Realty Corp.	135,300	14,634,048
STAG Industrial, Inc.	758,035	13,803,817
Ventas, Inc. (b)	268,500	15,052,110
VEREIT, Inc.	754,693	5,826,230
Weyerhaeuser Co.	449,850	12,298,899

		123,964,987
Real Estate Management & Development — 1.2%
Kennedy-Wilson Holdings, Inc.	781,315	17,321,754
Road & Rail — 0.7%
Kansas City Southern	114,296	10,387,220
Semiconductors & Semiconductor Equipment — 2.7%
Avago Technologies Ltd.	120,541	15,068,830
Cavium, Inc. (a)	156,700	9,616,679
NXP Semiconductor NV (a)	146,151	12,725,368

		37,410,877
Software — 2.8%
Autodesk, Inc. (a)	194,116	8,568,280
Mobileye NV (a)	94,978	4,319,599
Rapid7, Inc. (a)	143,800	3,271,450
ServiceNow, Inc. (a)	150,836	10,475,560
Tableau Software, Inc., Class A (a)	153,465	12,243,438

		38,878,327
Specialty Retail — 1.3%
Best Buy Co., Inc.	247,794	9,198,113

Common Stocks	Shares	Value
Specialty Retail (continued)
Cabela’s, Inc. (a)	210,952	$9,619,411

		18,817,524
Textiles, Apparel & Luxury Goods — 3.7%
Iconix Brand Group, Inc. (a)	361,392	4,886,020
PVH Corp.	137,099	13,975,872
Sequential Brands Group, Inc. (a)(c)	2,321,200	33,587,764

		52,449,656
Thrifts & Mortgage Finance — 1.1%
Essent Group Ltd. (a)	389,321	9,674,627
Strategic Growth Bancorp (Acquired 3/10/14, cost $7,599,729) (a)(d)	610,420	5,811,198

		15,485,825
Trading Companies & Distributors — 0.5%
United Rentals, Inc. (a)	112,978	6,784,329
Transportation Infrastructure — 1.1%
Macquarie Infrastructure Corp.	202,930	15,150,754
Wireless Telecommunication Services — 1.4%
SBA Communications Corp., Class A (a)	129,077	13,519,525
T-Mobile U.S., Inc. (a)	160,740	6,399,059

		19,918,584
Total Common Stocks — 92.8%		1,304,486,988

Investment Companies
Equity Funds — 1.1%
Vanguard REIT ETF	210,800	15,923,832

Preferred Stocks
Biotechnology — 0.3%
Acerta Pharma BV, Series B (Acquired 5/6/15, cost $4,034,005) (a)(d)	350,783	4,034,005
Internet Software & Services — 1.2%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $5,217,970) (a)(d)	336,360	12,790,728
Zuora, Inc. (Acquired 1/16/15, cost $3,742,312) (a)(d)	985,000	3,729,801

		16,520,529
Software — 1.1%
MongoDB, Series C (Acquired 12/19/13, cost $7,974,599) (a)(d)	317,888	6,014,441
MongoDB, Series D (Acquired 12/19/13, cost $2,480,798) (a)(d)	98,891	1,871,018
MongoDB, Series E (Acquired 12/19/13, cost $87,676) (a)(d)	3,495	66,125
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $4,300,011) (a)(d)	701,470	7,505,729

		15,457,313
Total Preferred Stocks — 2.6%		36,011,847
Total Long-Term Investments (Cost — $1,079,818,249) — 96.5%		1,356,422,667

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	45

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (e)(f)	53,002,659	$53,002,659

	Beneficial Interest (000)	Value
BlackRock Liquidity Series, LLC, Money Market Series, 0.26% (e)(f)(g)	$7,417	$7,417,169
Total Short-Term Securities (Cost — $60,419,828) — 4.3%		60,419,828
Total Investments (Cost — $1,140,238,077) — 100.8%		1,416,842,495
Liabilities in Excess of Other Assets — (0.8)%		(11,257,303)

Net Assets — 100.0%		$1,405,585,192

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	During the year ended September 30, 2015, investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2014	Shares Purchased	Shares Sold	Shares Held at September 30, 2015	Value at September 30, 2015	Realized Gain
Sequential Brands Group, Inc.	2,327,900	—	(6,700)	2,321,200	$33,587,764	$70,323

(d)	Restricted security as to resale, excluding 144A securities. As of report date, the Fund held restricted securities with a current value of $41,823,045 and an original cost of $35,437,100, which was 3.0% of its net assets.
(e)	During the period ended September 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Net Activity	Shares/ Beneficial Interest Held at September 30, 2015	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	73,708,080	(20,705,421)	53,002,659	$22,309		$3,550
BlackRock Liquidity Series, LLC, Money Market Series	$8,060,661	$(643,492)	$7,417,169	$157,037	[1]	—

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Represents the current yield as of report date.
(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$13,085,904	—	—	$13,085,904
Airlines	23,632,075	—	—	23,632,075
Auto Components	46,739,534	—	—	46,739,534
Automobiles	6,386,364	—	—	6,386,364
Banks	62,143,073	—	—	62,143,073
Beverages	9,726,872	—	—	9,726,872
Biotechnology	30,141,099	—	—	30,141,099

See Notes to Financial Statements.

46	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Capital Markets	$9,945,016	—	—	$9,945,016
Chemicals	20,888,089	—	—	20,888,089
Communications Equipment	1,958,030	—	—	1,958,030
Consumer Finance	8,271,727	—	—	8,271,727
Containers & Packaging	18,429,884	—	—	18,429,884
Electric Utilities	48,311,044	—	—	48,311,044
Electrical Equipment	21,409,033	—	—	21,409,033
Electronic Equipment, Instruments & Components	22,003,372	—	—	22,003,372
Energy Equipment & Services	7,428,345	—	—	7,428,345
Food & Staples Retailing	10,514,130	—	—	10,514,130
Food Products	38,570,979	—	—	38,570,979
Gas Utilities	8,372,277	—	—	8,372,277
Health Care Equipment & Supplies	49,866,322	—	—	49,866,322
Health Care Providers & Services	53,922,602	—	—	53,922,602
Hotels, Restaurants & Leisure	45,617,211	—	—	45,617,211
Household Durables	33,638,772	—	—	33,638,772
Industrial Conglomerates	13,542,798	—	—	13,542,798
Insurance	53,758,372	—	—	53,758,372
Internet & Catalog Retail	9,949,511	—	—	9,949,511
Internet Software & Services	48,100,620	—	—	48,100,620
IT Services	51,042,735	—	—	51,042,735
Leisure Products	6,037,296	—	—	6,037,296
Life Sciences Tools & Services	13,173,222	—	—	13,173,222
Machinery	38,628,416	—	—	38,628,416
Media	9,792,038	—	—	9,792,038
Multi-Utilities	14,389,149	—	—	14,389,149
Oil, Gas & Consumable Fuels	41,816,488	—	—	41,816,488
Pharmaceuticals	26,935,644	—	—	26,935,644
Professional Services	29,749,108	—	—	29,749,108
Real Estate Investment Trusts (REITs)	123,964,987	—	—	123,964,987
Real Estate Management & Development	17,321,754	—	—	17,321,754
Road & Rail	10,387,220	—	—	10,387,220
Semiconductors & Semiconductor Equipment	37,410,877	—	—	37,410,877
Software	38,878,327	—	—	38,878,327
Specialty Retail	18,817,524	—	—	18,817,524
Textiles, Apparel & Luxury Goods	52,449,656	—	—	52,449,656
Thrifts & Mortgage Finance	9,674,627	—	$5,811,198	15,485,825
Trading Companies & Distributors	6,784,329	—	—	6,784,329
Transportation Infrastructure	15,150,754	—	—	15,150,754
Wireless Telecommunication Services	19,918,584	—	—	19,918,584
Investment Companies	15,923,832	—	—	15,923,832
Preferred Stocks:
Biotechnology	—	—	4,034,005	4,034,005
Internet Software & Services	—	—	16,520,529	16,520,529
Software	—	—	15,457,313	15,457,313
Short-Term Securities	53,002,659	$7,417,169	—	60,419,828

Total	$1,367,602,281	$7,417,169	$41,823,045	$1,416,842,495

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(537,770)	—	$(537,770)
Collateral on securities loaned at value	—	(7,417,169)	—	(7,417,169)

Total	—	$(7,954,939)	—	$(7,954,939)

During the year ended September 30, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	47

Schedule of Investments (concluded)	BlackRock U.S. Opportunities Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2014	$7,756,059	$47,325,756	$55,081,815
Transfers into Level 3	—	—	—
Transfers out of Level 3[1]	—	(28,476,942)	(28,476,942)
Other[2]	(717,916)	717,916	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)[3,4]	(1,226,945)	8,668,801	7,441,856
Purchases	—	7,776,316	7,776,316
Sales	—	—	—

Closing Balance, as of September 30, 2015	$5,811,198	$36,011,847	$41,823,045

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015[4]	$(1,226,945)	$8,668,801	$7,441,856

[1]

As of September 30, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2015, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning period value of $28,476,942 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.

[3]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[4]

Any difference between Net change in unrealized appreciation (depreciation) and Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $4,034,005.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$5,811,198	Market Comparable Companies	Tangible Book Value Multiple[1]	1.60x
Preferred Stocks	31,977,842	Market Comparable Companies	Net Revenue Multiple[1]	24.75x
			Net Revenue Growth Rate[1]	372.80%
			Projected Revenue Multiple[1]	21.0x
			2017 Projected Revenue Multiple[1]	6.50x
			Compounded Annual Revenue Growth Rate[1]	54.34% - 94.00%[3]
		Probability-Weighted Expected Return Model	Compounded Annual Revenue Growth Rate[1]	81.07%
			Discount Rate[2]	20.00%
			IPO Exit Probability[1]	70.00%
			Projected Revenue Multiple[1]	4.50x - 7.75x
			Years to IPO[2]	1 - 2

Total	$37,789,040

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

[3]	The weighted average input is 73.60%.

See Notes to Financial Statements.

48	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Statements of Assets and Liabilities

September 30, 2015	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Assets
Investments at value — unaffiliated[1,2]	$267,936,908	$5,463,332,025	$918,276,711	$233,793,910	$1,322,834,903
Investments at value — affiliated[3]	3,325,047	280,214,430	15,801,600	7,951,514	94,007,592
Cash	—	—	—	146,833	—
Cash pledged:
Collateral — options written	—	6,136,935	—	5,034,435	—
Foreign currency at value[4]	202,459	567,593	528,674	49,938	—
Receivables:
Investments sold	1,737,279	128,803,018	24,883,631	342,236	8,965,499
Securities lending income — affiliated	—	32,363	—	6,098	14,639
Capital shares sold	322,394	13,146,547	843,696	485,790	1,113,705
Dividends — affiliated	102	20,089	430	266	3,034
Dividends — unaffiliated	503,315	5,742,092	2,817,308	39,503	1,988,581
From the Manager	44,491	—	80,662	9,021	276,534
Unrealized appreciation on forward foreign currency exchange contracts	608,924	3,618,766	5,231,653	434,383	—
Prepaid expenses	18,088	118,920	41,870	27,648	31,774

Total assets	274,699,007	5,901,732,778	968,506,235	248,321,575	1,429,236,261

Liabilities
Bank overdraft	—	4,194,699	831,321	—	537,770
Cash received as collateral — options written	—	1,300,000	—	—	—
Collateral on securities loaned at value	—	9,479,975	—	—	7,417,169
Options written at value[5]	—	228,513	—	477,964	—
Payables:
Investments purchased	1,085,877	152,302,565	—	237,433	10,808,331
Capital shares redeemed	387,062	24,630,505	2,930,211	272,529	2,359,664
Investment advisory fees	196,644	3,370,279	727,463	185,307	982,790
Officer’s and Trustees’ fees	3,650	42,156	9,696	3,225	12,653
Other accrued expenses	237,617	2,218,633	768,299	216,737	1,106,576
Other affiliates	10,835	386,808	109,342	26,947	158,391
Service and distribution fees	74,734	1,704,195	178,986	65,236	267,725
Unrealized depreciation on forward foreign currency exchange contracts	570,037	579,382	5,598,340	4,094	—

Total liabilities	2,566,456	200,437,710	11,153,658	1,489,472	23,651,069

Net Assets	$272,132,551	$5,701,295,068	$957,352,577	$246,832,103	$1,405,585,192

Net Assets Consist of
Paid-in capital	$341,935,646	$3,967,674,568	$938,010,434	$199,381,285	$1,026,177,135
Accumulated (distributions in excess of) net investment income (loss)	(539,146)	59,683,600	(8,230,452)	(2,264,537)	(100,605)
Accumulated net realized gain (loss)	(87,585,381)	554,289,733	(11,161,412)	(6,680,702)	102,904,243
Net unrealized appreciation	18,321,432	1,119,647,167	38,734,007	56,396,057	276,604,419

Net Assets	$272,132,551	$5,701,295,068	$957,352,577	$246,832,103	$1,405,585,192

[1] Investments at cost — unaffiliated	$249,640,734	$4,346,694,767	$879,056,136	$178,054,529	$1,067,051,649
[2] Securities loaned at value	—	$9,929,608	—	—	$7,510,546
[3] Investments at cost — affiliated	$3,325,047	$280,214,430	$15,801,600	$7,951,514	$73,186,428
[4] Foreign currency at cost	$202,347	$568,161	$532,700	$50,201	—
[5] Premiums received	—	$276,986	—	$704,205	—

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	49

Statements of Assets and Liabilities (concluded)

September 30, 2015	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Net Asset Value
Institutional
Net assets	$57,825,929	$1,513,268,512	$424,099,133	$57,305,772	$768,067,850

Shares outstanding[1]	4,334,237	28,816,551	13,636,070	3,670,691	20,365,947

Net asset value	$13.34	$52.51	$31.10	$15.61	$37.71

Service
Net assets	—	$35,583,145	$19,269,472	$1,526,582	$27,489,314

Shares outstanding[1]	—	700,917	648,305	102,025	767,947

Net asset value	—	$50.77	$29.72	$14.96	$35.80

Investor A
Net assets	$163,932,492	$2,827,428,420	$415,804,931	$140,951,310	$404,122,521

Shares outstanding[1]	12,418,699	55,861,782	14,153,679	9,602,533	11,632,693

Net asset value	$13.20	$50.61	$29.38	$14.68	$34.74

Investor B
Net assets	—	$11,015,736	$1,844,724	—	$7,145,459

Shares outstanding[1]	—	235,256	68,663	—	245,558

Net asset value	—	$46.82	$26.87	—	$29.10

Investor C
Net assets	$42,065,835	$1,167,436,878	$96,334,317	$41,988,506	$198,760,048

Shares outstanding[1]	3,302,923	25,350,416	3,632,049	3,249,723	6,829,138

Net asset value	$12.74	$46.05	$26.52	$12.92	$29.10

Class R
Net assets	$8,308,295	$146,562,377	—	$5,059,933	—

Shares outstanding[1]	633,027	2,928,771	—	339,216	—

Net asset value	$13.12	$50.04	—	$14.92	—

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

50	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Statements of Operations

Year Ended September 30, 2015	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Investment Income

Dividends — unaffiliated	$5,481,380	$53,867,444	$25,305,848	$1,693,081	$17,558,211
Dividends — affiliated	2,347	121,057	9,665	3,351	22,309
Securities lending — affiliated — net	48,318	164,855	191,749	47,602	157,037
Foreign taxes withheld	(333,059)	(1,108,265)	(2,318,000)	(91,706)	—

Total income	5,198,986	53,045,091	23,189,262	1,652,328	17,737,557

Expenses
Investment advisory	2,793,571	37,349,227	12,016,182	2,155,004	17,032,571
Service and distribution — class specific	1,014,303	18,668,050	2,544,862	746,022	3,496,608
Transfer agent — class specific	457,241	6,415,877	2,020,543	549,023	2,314,714
Administration	157,715	2,213,632	583,475	119,602	724,195
Professional	97,930	100,576	89,526	68,052	107,686
Custodian	67,422	232,012	306,744	43,584	79,023
Administration — class specific	66,100	1,041,493	254,040	50,618	327,433
Accounting services	65,858	895,445	215,884	54,242	209,106
Registration	63,042	315,159	98,905	80,026	96,933
Printing	28,642	181,610	101,811	21,997	70,675
Officer and Trustees	15,085	162,681	37,592	13,304	49,699
Miscellaneous	28,375	108,215	50,194	22,882	36,633
Recoupment of past waived and/or reimbursed fees — class specific	680	—	1,675	45,333	43,214

Total expenses	4,855,964	67,683,977	18,321,433	3,969,689	24,588,490
Less:
Fees waived by the Manager	(35,384)	(126,966)	(1,223,927)	(3,717)	(4,078,068)
Administration fees waived — class specific	(65,958)	—	(70,500)	(13,978)	(232,934)
Transfer agent fees waived — class specific	(14,184)	—	(8,529)	(5,276)	(9,615)
Transfer agent fees reimbursed — class specific	(342,403)	—	(225,610)	(14,433)	(1,364,388)

Total expenses after fees waived and/or reimbursed	4,398,035	67,557,011	16,792,867	3,932,285	18,903,485

Net investment income (loss)	800,951	(14,511,920)	6,396,395	(2,279,957)	(1,165,928)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	7,114,344	595,389,229	(3,702,068)	10,870,942	114,907,481
Investments — affiliated	—	7,875	—	—	73,873
Options written	—	931,187	—	871,276	—
Foreign currency transactions	1,314,248	9,399,569	1,832,962	801,423	—

	8,428,592	605,727,860	(1,869,106)	12,543,641	114,981,354

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(20,874,893)	(158,881,371)	(86,433,598)	4,992,396	(80,878,049)
Investments — affiliated	—	—	—	—	4,489,014
Options written	—	48,473	—	226,241	—
Foreign currency translations	(971,518)	(7,258,547)	(8,976,046)	34,613	—

	(21,846,411)	(166,091,445)	(95,409,644)	5,253,250	(76,389,035)

Net realized and unrealized gain (loss)	(13,417,819)	439,636,415	(97,278,750)	17,796,891	38,592,319

Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,616,868)	$425,124,495	$(90,882,355)	$15,516,934	$37,426,391

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	51

Statements of Changes in Net Assets

	BlackRock Global Opportunities Portfolio		BlackRock Health Sciences Opportunities Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014

Operations
Net investment income (loss)	$800,951	$1,572,501	$(14,511,920)	$(5,669,420)
Net realized gain	8,428,592	31,453,698	605,727,860	356,507,986
Net change in unrealized appreciation (depreciation)	(21,846,411)	(14,244,616)	(166,091,445)	504,697,663

Net increase in net assets resulting from operations	(12,616,868)	18,781,583	425,124,495	855,536,229

Distributions to Shareholders From[1]
Net investment income:
Institutional	(1,182,326)	—	(3,636,340)	(2,684,586)
Service	—	—	(7,864)	(15,999)
Investor A	(2,755,653)	—	(969,029)	(1,334,162)
Investor C	(299,620)	—	—	—
Class R	(109,637)	—	—	—
Net realized gain:
Institutional	—	—	(81,656,296)	(73,784,321)
Service	—	—	(2,189,953)	(2,296,130)
Investor A	—	—	(152,909,044)	(159,449,440)
Investor B	—	—	(1,328,583)	(3,350,382)
Investor C	—	—	(61,611,824)	(60,490,412)
Class R	—	—	(5,828,156)	(3,720,373)

Decrease in net assets resulting from distributions to shareholders	(4,347,236)	—	(310,137,089)	(307,125,805)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(30,384,098)	(38,945,315)	1,441,555,085	517,643,012

Net Assets
Total increase (decrease) in net assets	(47,348,202)	(20,163,732)	1,556,542,491	1,066,053,436
Beginning of year	319,480,753	339,644,485	4,144,752,577	3,078,699,141

End of year	$272,132,551	$319,480,753	$5,701,295,068	$4,144,752,577

Undistributed (accumulated) net investment income (loss), end of year	$(539,146)	$1,303,558	$59,683,600	$(5,686,301)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

52	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Statements of Changes in Net Assets (concluded)

	BlackRock International Opportunities Portfolio		BlackRock Science & Technology Opportunities Portfolio		BlackRock U.S. Opportunities Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014	2015	2014

Operations
Net investment income (loss)	$6,396,395	$17,062,650	$(2,279,957)	$(2,371,646)	$(1,165,928)	$(8,010,488)
Net realized gain	(1,869,106)	116,647,309	12,543,641	24,040,750	114,981,354	294,616,993
Net change in unrealized appreciation (depreciation)	(95,409,644)	(125,627,644)	5,253,250	5,667,184	(76,389,035)	(50,830,763)

Net increase in net assets resulting from operations	(90,882,355)	8,082,315	15,516,934	27,336,288	37,426,391	235,775,742

Distributions to Shareholders From[1]
Net investment income:
Institutional	(14,511,733)	(1,532,662)	—	—	—	—
Service	(656,317)	(48,294)	—	—	—	—
Investor A	(13,763,636)	(919,073)	—	—	—	—
Investor B	(46,719)	—	—	—	—	—
Investor C	(2,388,654)	—	—	—	—	—
Net realized gain:
Institutional	(58,313,800)	(2,005,514)	—	—	(119,058,466)	(134,711,811)
Service	(2,959,800)	(101,390)	—	—	(4,386,545)	(31,011,668)
Investor A	(62,289,732)	(1,953,372)	—	—	(63,008,538)	(103,656,072)
Investor B	(313,351)	(14,262)	—	—	(1,680,434)	(2,930,164)
Investor C	(14,061,426)	(410,265)	—	—	(34,791,330)	(47,392,290)

Decrease in net assets resulting from distributions to shareholders	(169,305,168)	(6,984,832)	—	—	(222,925,313)	(319,702,005)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(343,132,942)	(164,685,699)	19,308,554	15,083,112	72,080,757	33,482,653

Net Assets
Total increase (decrease) in net assets	(603,320,465)	(163,588,216)	34,825,488	42,419,400	(113,418,165)	(50,443,610)
Beginning of year	1,560,673,042	1,724,261,258	212,006,615	169,587,215	1,519,003,357	1,569,446,967

End of year	$957,352,577	$1,560,673,042	$246,832,103	$212,006,615	$1,405,585,192	$1,519,003,357

Undistributed (distributions in excess of) net investment income (loss), end of year	$(8,230,452)	$10,937,455	$(2,264,537)	$(2,267,738)	$(100,605)	$31,174

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	53

Financial Highlights	BlackRock Global Opportunities Portfolio

	Institutional
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$14.19	$13.42	$11.11	$9.32	$10.52

Net investment income[1]	0.09	0.12	0.10	0.14	0.08
Net realized and unrealized gain (loss)	(0.69)	0.65	2.36	1.67	(1.20)[2]

Net increase (decrease) from investment operations	(0.60)	0.77	2.46	1.81	(1.12)

Distributions from net investment income[3]	(0.25)	—	(0.15)	(0.02)	(0.08)

Net asset value, end of year	$13.34	$14.19	$13.42	$11.11	$9.32

Total Return[4]
Based on net asset value	(4.28)%	5.74%	22.40%	19.45%	(10.81)%[5]

Ratios to Average Net Assets
Total expenses	1.21%	1.20%	1.22%	1.25%	1.53%[6]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.06%	1.06%	1.06%	1.06%	1.34%

Net investment income	0.62%	0.82%	0.83%	1.35%	0.68%

Supplemental Data
Net assets, end of year (000)	$57,826	$61,601	$63,182	$54,448	$58,793

Portfolio turnover rate	64%	99%	149%	122%	137%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011 the ratio would have been 1.52%.

See Notes to Financial Statements.

54	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Global Opportunities Portfolio

	Investor A
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$14.04	$13.32	$11.02	$9.26	$10.45

Net investment income[1]	0.05	0.08	0.07	0.11	0.05
Net realized and unrealized gain (loss)	(0.68)	0.64	2.35	1.66	(1.20)[2]

Net increase (decrease) from investment operations	(0.63)	0.72	2.42	1.77	(1.15)

Distributions from net investment income[3]	(0.21)	—	(0.12)	(0.01)	(0.04)

Net asset value, end of year	$13.20	$14.04	$13.32	$11.02	$9.26

Total Return[4]
Based on net asset value	(4.55)%	5.41%	22.14%	19.16%	(11.11)%[5]

Ratios to Average Net Assets
Total expenses	1.48%	1.46%	1.48%	1.52%	1.76%[6]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.33%	1.33%	1.33%	1.33%	1.61%

Net investment income	0.35%	0.56%	0.56%	1.06%	0.42%

Supplemental Data
Net assets, end of year (000)	$163,932	$191,653	$202,343	$195,961	$210,299

Portfolio turnover rate	64%	99%	149%	122%	137%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011 the ratio would have been 1.74%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	55

Financial Highlights (continued)	BlackRock Global Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$13.54	$12.94	$10.71	$9.06	$10.27

Net investment income (loss)[1]	(0.06)	(0.03)	(0.03)	0.03	(0.04)
Net realized and unrealized gain (loss)	(0.66)	0.63	2.28	1.62	(1.17)[2]

Net increase (decrease) from investment operations	(0.72)	0.60	2.25	1.65	(1.21)

Distributions from net investment income[3]	(0.08)	—	(0.02)	—	—

Net asset value, end of year	$12.74	$13.54	$12.94	$10.71	$9.06

Total Return[4]
Based on net asset value	(5.32)%	4.64%	21.07%	18.21%	(11.78)%[5]

Ratios to Average Net Assets
Total expenses	2.27%	2.24%	2.28%	2.32%	2.59%[6]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.14%	2.14%	2.14%	2.14%	2.42%

Net investment income (loss)	(0.47)%	(0.25)%	(0.25)%	0.26%	(0.38)%

Supplemental Data
Net assets, end of year (000)	$42,066	$51,845	$55,494	$54,332	$58,687

Portfolio turnover rate	64%	99%	149%	122%	137%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011 the ratio would have been 2.57%.

See Notes to Financial Statements.

56	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights (concluded)	BlackRock Global Opportunities Portfolio

	Class R
	Year Ended September 30,				Period September 12, 2011[1] to September 30, 2011
	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$13.94	$13.28	$10.99	$9.26	$9.76

Net investment income (loss)[2]	(0.01)	0.02	0.02	0.08	0.00 [3]
Net realized and unrealized gain (loss)	(0.68)	0.64	2.35	1.65	(0.50)[4]

Net increase (decrease) from investment operations	(0.69)	0.66	2.37	1.73	(0.50)

Distributions from net investment income[5]	(0.13)	—	(0.08)	(0.00)[6]	—

Net asset value, end of period	$13.12	$13.94	$13.28	$10.99	$9.26

Total Return[7]
Based on net asset value	(4.95)%	4.97%	21.71%	18.72%	(4.83)%[8,9]

Ratios to Average Net Assets
Total expenses	1.81%[10]	1.81%[10]	1.81%[10]	1.80%[10]	1.98%[11]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.72%	1.72%	1.72%	1.65%	1.72%[11]

Net investment income (loss)	(0.07)%	0.17%	0.18%	0.74%	0.23%[11]

Supplemental Data
Net assets, end of period (000)	$8,308	$12,483	$14,371	$14,704	$14,891

Portfolio turnover rate	64%	99%	149%	122%	137%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Amount is greater than $(0.005) per share.

[7]	Where applicable, assumes the reinvestment of distributions.

[8]	Aggregate total return.

[9]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[10]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.80% and 1.79%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015 and September 30, 2014.

[11]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	57

Financial Highlights	BlackRock Health Sciences Opportunities Portfolio

	Institutional
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$50.07	$43.24	$34.62	$28.77	$28.92

Net investment income[1]	0.05	0.09	0.20	0.15	0.02
Net realized and unrealized gain	5.96	10.94	10.82	7.26	1.23 [2]

Net increase from investment operations	6.01	11.03	11.02	7.41	1.25

Distributions from:[3]
Net investment income	(0.15)	(0.15)	(0.18)	—	(0.05)
Net realized gain	(3.42)	(4.05)	(2.22)	(1.56)	(1.35)

Total distributions	(3.57)	(4.20)	(2.40)	(1.56)	(1.40)

Net asset value, end of year	$52.51	$50.07	$43.24	$34.62	$28.77

Total Return[4]
Based on net asset value	12.25%	27.74%	34.07%	27.06%	4.41%[5]

Ratios to Average Net Assets
Total expenses	0.88%	0.91%	0.94%	0.98%	1.00%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.88%	0.91%	0.94%	0.98%	1.00%

Net investment income	0.09%	0.20%	0.54%	0.47%	0.07%

Supplemental Data

Net assets, end of year (000)	$1,513,269	$1,141,938	$748,148	$473,193	$362,292

Portfolio turnover rate	50%	57%	94%	135%	135%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

58	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Service
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$48.51	$42.02	$33.72	$28.05	$28.22

Net investment income (loss)[1]	(0.10)	(0.04)	0.09	0.05	(0.07)
Net realized and unrealized gain	5.79	10.61	10.53	7.10	1.19 [2]

Net increase from investment operations	5.69	10.57	10.62	7.15	1.12

Distributions from:[3]
Net investment income	(0.01)	(0.03)	(0.10)	—	—
Net realized gain	(3.42)	(4.05)	(2.22)	(1.48)	(1.29)

Total distributions	(3.43)	(4.08)	(2.32)	(1.48)	(1.29)

Net asset value, end of year	$50.77	$48.51	$42.02	$33.72	$28.05

Total Return[4]
Based on net asset value	11.95%	27.36%	33.68%	26.73%	4.04%[5]

Ratios to Average Net Assets
Total expenses	1.16%	1.21%	1.23%	1.28%	1.32%[6]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.15%	1.20%	1.23%	1.28%	1.31%

Net investment income (loss)	(0.19)%	(0.08)%	0.25%	0.18%	(0.24)%

Supplemental Data
Net assets, end of year (000)	$35,583	$30,139	$23,035	$14,921	$13,478

Portfolio turnover rate	50%	57%	94%	135%	135%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011 the ratio would have been 1.31%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	59

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor A
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$48.38	$41.92	$33.64	$28.00	$28.18

Net investment income (loss)[1]	(0.10)	(0.03)	0.09	0.05	(0.07)
Net realized and unrealized gain	5.77	10.57	10.51	7.07	1.19 [2]

Net increase from investment operations	5.67	10.54	10.60	7.12	1.12

Distributions from:[3]
Net investment income	(0.02)	(0.03)	(0.10)	—	—
Net realized gain	(3.42)	(4.05)	(2.22)	(1.48)	(1.30)

Total distributions	(3.44)	(4.08)	(2.32)	(1.48)	(1.30)

Net asset value, end of year	$50.61	$48.38	$41.92	$33.64	$28.00

Total Return[4]
Based on net asset value	11.94%	27.37%	33.73%	26.68%	4.03%[5]

Ratios to Average Net Assets
Total expenses	1.16%	1.19%	1.22%	1.29%	1.31%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.15%	1.19%	1.21%	1.28%	1.31%

Net investment income (loss)	(0.19)%	(0.07)%	0.26%	0.17%	(0.24)%

Supplemental Data
Net assets, end of year (000)	$2,827,428	$2,051,816	$1,641,026	$1,018,429	$825,046

Portfolio turnover rate	50%	57%	94%	135%	135%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

60	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor B
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$44.84	$38.99	$31.46	$26.26	$26.39

Net investment loss[1]	(0.48)	(0.34)	(0.17)	(0.17)	(0.28)
Net realized and unrealized gain	5.37	9.83	9.79	6.63	1.14 [2]

Net increase from investment operations	4.89	9.49	9.62	6.46	0.86

Distributions from net realized gain[3]	(2.91)	(3.64)	(2.09)	(1.26)	(0.99)

Net asset value, end of year	$46.82	$44.84	$38.99	$31.46	$26.26

Total Return[4]
Based on net asset value	11.06%	26.40%	32.63%	25.70%	3.27%[5]

Ratios to Average Net Assets
Total expenses	1.95%	1.98%	2.02%	2.07%	2.06%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.95%	1.98%	2.02%	2.07%	2.06%

Net investment loss	(0.98)%	(0.85)%	(0.51)%	(0.59)%	(0.99)%

Supplemental Data
Net assets, end of year (000)	$11,016	$23,321	$39,048	$40,452	$46,180

Portfolio turnover rate	50%	57%	94%	135%	135%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	61

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$44.36	$38.77	$31.34	$26.18	$26.37

Net investment loss[1]	(0.45)	(0.32)	(0.16)	(0.16)	(0.27)
Net realized and unrealized gain	5.31	9.74	9.74	6.62	1.14 [2]

Net increase from investment operations	4.86	9.42	9.58	6.46	0.87

Distributions from:[3]
Net investment income	—	—	(0.00)[4]	—	—
Net realized gain	(3.17)	(3.83)	(2.15)	(1.30)	(1.06)

Total distributions	(3.17)	(3.83)	(2.15)	(1.30)	(1.06)

Net asset value, end of year	$46.05	$44.36	$38.77	$31.34	$26.18

Total Return[5]
Based on net asset value	11.14%	26.46%	32.71%	25.80%	3.32%[6]

Ratios to Average Net Assets
Total expenses	1.88%	1.91%	1.95%	2.01%	2.02%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.87%	1.91%	1.95%	2.01%	2.02%

Net investment loss	(0.90)%	(0.80)%	(0.48)%	(0.55)%	(0.95)%

Supplemental Data
Net assets, end of year (000)	$1,167,437	$822,928	$596,123	$384,910	$327,855

Portfolio turnover rate	50%	57%	94%	135%	135%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

62	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights (concluded)	BlackRock Health Sciences Opportunities Portfolio

	Class R
	Year Ended September 30,				Period September 12, 2011[1] to September 30, 2011
	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$47.94	$41.62	$33.46	$28.00	$28.19

Net investment loss[2]	(0.26)	(0.17)	(0.03)	(0.07)	(0.01)
Net realized and unrealized gain (loss)	5.72	10.52	10.43	7.05	(0.18)[3]

Net increase (decrease) from investment operations	5.46	10.35	10.40	6.98	(0.19)

Distributions from:[4]
Net investment income	—	—	(0.02)	—	—
Net realized gain	(3.36)	(4.03)	(2.22)	(1.52)	—

Total distributions	(3.36)	(4.03)	(2.24)	(1.52)	—

Net asset value, end of period	$50.04	$47.94	$41.62	$33.46	$28.00

Total Return[5]
Based on net asset value	11.59%	27.05%	33.21%	26.17%	(0.64)%[6,7]

Ratios to Average Net Assets
Total expenses	1.46%	1.49%	1.55%[8]	1.70%	1.75%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.45%	1.49%	1.55%	1.68%	1.75%[9]

Net investment loss	(0.48)%	(0.38)%	(0.09)%	(0.24)%	(0.82)%[9]

Supplemental Data
Net assets, end of period (000)	$146,562	$74,611	$31,319	$14,613	$9,580

Portfolio turnover rate	50%	57%	94%	135%	135%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Aggregate total return.

[8]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2013 the ratio would have been 1.54%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	63

Financial Highlights	BlackRock International Opportunities Portfolio

	Institutional
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$38.51	$38.58	$32.82	$28.37	$32.76

Net investment income[1]	0.27	0.48	0.48	0.56	0.49
Net realized and unrealized gain (loss)	(3.05)	(0.38)	5.84	4.49	(4.52)[2]

Net increase (decrease) from investment operations	(2.78)	0.10	6.32	5.05	(4.03)

Distributions from:[3]
Net investment income	(0.92)	(0.07)	(0.56)	(0.60)	(0.36)
Net realized gain	(3.71)	(0.10)	—	—	—

Total distributions	(4.63)	(0.17)	(0.56)	(0.60)	(0.36)

Net asset value, end of year	$31.10	$38.51	$38.58	$32.82	$28.37

Total Return[4]
Based on net asset value	(7.60)%	0.25%	19.50%	18.08%	(12.50)%[5]

Ratios to Average Net Assets
Total expenses	1.27%	1.22%	1.23%	1.29%	1.26%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.14%	1.19%	1.23%	1.29%	1.26%

Net investment income	0.77%	1.19%	1.34%	1.83%	1.41%

Supplemental Data
Net assets, end of year (000)	$424,099	$730,062	$775,659	$798,205	$792,695

Portfolio turnover rate	66%	138%	157%	99%	116%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

64	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Service
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$37.01	$37.16	$31.62	$27.34	$31.58

Net investment income[1]	0.17	0.34	0.26	0.39	0.34
Net realized and unrealized gain (loss)	(2.93)	(0.34)	5.67	4.33	(4.37)[2]

Net increase (decrease) from investment operations	(2.76)	0.00	5.93	4.72	(4.03)

Distributions from:[3]
Net investment income	(0.82)	(0.05)	(0.39)	(0.44)	(0.21)
Net realized gain	(3.71)	(0.10)	—	—	—

Total distributions	(4.53)	(0.15)	(0.39)	(0.44)	(0.21)

Net asset value, end of year	$29.72	$37.01	$37.16	$31.62	$27.34

Total Return[4]
Based on net asset value	(7.86)%	(0.03)%	18.93%	17.48%	(12.88)%[5]

Ratios to Average Net Assets
Total expenses	1.53%[6]	1.51%[6]	1.71%[6]	1.90%[6]	1.66%[6]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.42%	1.48%	1.71%	1.80%	1.65%

Net investment income	0.51%	0.87%	0.76%	1.31%	1.02%

Supplemental Data
Net assets, end of year (000)	$19,269	$30,049	$40,885	$47,598	$47,846

Portfolio turnover rate	66%	138%	157%	99%	116%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2013 the ratio would have been 1.60%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2014, September 30, 2012 and September 30, 2011.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	65

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor A
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$36.64	$36.80	$31.33	$27.10	$31.33

Net investment income[1]	0.15	0.33	0.35	0.45	0.39
Net realized and unrealized gain (loss)	(2.88)	(0.34)	5.59	4.30	(4.34)[2]

Net increase (decrease) from investment operations	(2.73)	(0.01)	5.94	4.75	(3.95)

Distributions from:[3]
Net investment income	(0.82)	(0.05)	(0.47)	(0.52)	(0.28)
Net realized gain	(3.71)	(0.10)	—	—	—

Total distributions	(4.53)	(0.15)	(0.47)	(0.52)	(0.28)

Net asset value, end of year	$29.38	$36.64	$36.80	$31.33	$27.10

Total Return[4]
Based on net asset value	(7.87)%	(0.06)%	19.16%	17.74%	(12.77)%[5]

Ratios to Average Net Assets
Total expenses	1.58%[6]	1.53%	1.52%	1.57%	1.54%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.46%	1.50%	1.52%	1.57%	1.53%

Net investment income	0.44%	0.86%	1.02%	1.52%	1.16%

Supplemental Data
Net assets, end of year (000)	$415,805	$662,683	$753,074	$692,445	$703,201

Portfolio turnover rate	66%	138%	157%	99%	116%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio for the year ended September 30, 2015.

See Notes to Financial Statements.

66	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor B
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$33.89	$34.27	$29.15	$25.18	$29.10

Net investment income (loss)[1]	(0.12)	(0.04)	0.02	0.16	0.10
Net realized and unrealized gain (loss)	(2.64)	(0.24)	5.25	4.03	(4.01)[2]

Net increase (decrease) from investment operations	(2.76)	(0.28)	5.27	4.19	(3.91)

Distributions from:[3]
Net investment income	(0.55)	—	(0.15)	(0.22)	(0.01)
Net realized gain	(3.71)	(0.10)	—	—	—

Total distributions	(4.26)	(0.10)	(0.15)	(0.22)	(0.01)

Net asset value, end of year	$26.87	$33.89	$34.27	$29.15	$25.18

Total Return[4]
Based on net asset value	(8.65)%	(0.84)%	18.15%	16.72%	(13.45)%[5]

Ratios to Average Net Assets
Total expenses	2.48%	2.39%	2.40%	2.41%	2.32%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.31%	2.29%	2.40%	2.41%	2.32%

Net investment income (loss)	(0.38)%	(0.12)%	0.06%	0.60%	0.34%

Supplemental Data
Net assets, end of year (000)	$1,845	$3,058	$6,507	$10,813	$15,568

Portfolio turnover rate	66%	138%	157%	99%	116%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	67

Financial Highlights (concluded)	BlackRock International Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$33.56	$33.93	$28.91	$24.98	$28.92

Net investment income (loss)[1]	(0.07)	0.04	0.07	0.20	0.11
Net realized and unrealized gain (loss)	(2.63)	(0.31)	5.17	3.98	(3.98)[2]

Net increase (decrease) from investment operations	(2.70)	(0.27)	5.24	4.18	(3.87)

Distributions from:[3]
Net investment income	(0.63)	—	(0.22)	(0.25)	(0.07)
Net realized gain	(3.71)	(0.10)	—	—	—

Total distributions	(4.34)	(0.10)	(0.22)	(0.25)	(0.07)

Net asset value, end of year	$26.52	$33.56	$33.93	$28.91	$24.98

Total Return[4]
Based on net asset value	(8.56)%	(0.82)%	18.25%	16.83%	(13.44)%[5]

Ratios to Average Net Assets
Total expenses	2.32%	2.27%	2.30%	2.34%	2.31%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.20%	2.23%	2.30%	2.34%	2.31%

Net investment income	(0.24)%	0.11%	0.24%	0.73%	0.37%

Supplemental Data
Net assets, end of year (000)	$96,334	$134,821	$148,136	$148,910	$169,481

Portfolio turnover rate	66%	138%	157%	99%	116%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

68	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights	BlackRock Science & Technology Opportunities Portfolio

	Institutional
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$14.37	$12.27	$10.01	$8.61	$9.02

Net investment loss[1]	(0.09)	(0.10)	(0.03)	(0.06)	(0.06)
Net realized and unrealized gain (loss)	1.33	2.20	2.29	1.46	(0.35)[2]

Net increase (decrease) from investment operations	1.24	2.10	2.26	1.40	(0.41)

Net asset value, end of year	$15.61	$14.37	$12.27	$10.01	$8.61

Total Return[3]
Based on net asset value	8.63%	17.11%	22.58%	16.26%	(4.55)%[4]

Ratios to Average Net Assets
Total expenses	1.31%[5]	1.36%	1.50%[5]	1.45%[5]	1.46%[5]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.27%	1.29%	1.36%	1.39%	1.39%

Net investment loss	(0.58)%	(0.74)%	(0.34)%	(0.63)%	(0.60)%

Supplemental Data
Net assets, end of year (000)	$57,306	$53,922	$36,218	$34,022	$33,982

Portfolio turnover rate	78%	99%	86%	320%	103%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.49% and 1.44%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015 and September 30, 2011.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	69

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Service
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$13.80	$11.81	$9.66	$8.32	$8.72

Net investment loss[1]	(0.12)	(0.13)	(0.05)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	1.28	2.12	2.20	1.42	(0.33)[2]

Net increase (decrease) from investment operations	1.16	1.99	2.15	1.34	(0.40)

Net asset value, end of year	$14.96	$13.80	$11.81	$9.66	$8.32

Total Return[3]
Based on net asset value	8.41%	16.85%	22.26%	16.11%	(4.59)%[4]

Ratios to Average Net Assets
Total expenses	1.48%[5]	1.50%	1.56%[5]	1.57%[5]	1.55%[5]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.48%	1.46%	1.56%	1.57%	1.53%

Net investment loss	(0.77)%	(0.93)%	(0.54)%	(0.81)%	(0.74)%

Supplemental Data
Net assets, end of year (000)	$1,527	$1,297	$869	$944	$851

Portfolio turnover rate	78%	99%	86%	320%	103%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015, September 30, 2012 and September 30, 2011, the ratio would have been 1.45%, 1.56%, and 1.54%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2013.

See Notes to Financial Statements.

70	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Investor A
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$13.55	$11.61	$9.51	$8.21	$8.62

Net investment loss[1]	(0.13)	(0.14)	(0.06)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	1.26	2.08	2.16	1.39	(0.32)[2]

Net increase (decrease) from investment operations	1.13	1.94	2.10	1.30	(0.41)

Net asset value, end of year	$14.68	$13.55	$11.61	$9.51	$8.21

Total Return[3]
Based on net asset value	8.34%	16.71%	22.08%	15.84%	(4.76)%[4]

Ratios to Average Net Assets
Total expenses	1.60%[5]	1.64%[5]	1.72%[5]	1.72%[5]	1.79%[5]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.59%	1.61%	1.70%	1.71%	1.78%

Net investment loss	(0.90)%	(1.07)%	(0.67)%	(0.95)%	(0.98)%

Supplemental Data
Net assets, end of year (000)	$140,951	$118,814	$97,437	$106,466	$106,632

Portfolio turnover rate	78%	99%	86%	320%	103%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015, September 30, 2014, September 30, 2012 and September 30, 2011, the ratio would have been 1.57%, 1.63%, 1.70% and 1.71%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	71

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$12.03	$10.39	$8.58	$7.47	$7.92

Net investment loss[1]	(0.23)	(0.22)	(0.14)	(0.15)	(0.16)
Net realized and unrealized gain (loss)	1.12	1.86	1.95	1.26	(0.29)[2]

Net increase (decrease) from investment operations	0.89	1.64	1.81	1.11	(0.45)

Net asset value, end of year	$12.92	$12.03	$10.39	$8.58	$7.47

Total Return[3]
Based on net asset value	7.40%	15.78%	21.10%	14.86%	(5.68)%[4]

Ratios to Average Net Assets
Total expenses	2.40%[5]	2.46%[5]	2.58%[5]	2.60%[5]	2.68%[5]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.40%	2.44%	2.57%	2.60%	2.67%

Net investment loss	(1.71)%	(1.90)%	(1.56)%	(1.84)%	(1.88)%

Supplemental Data
Net assets, end of year (000)	$41,989	$32,194	$28,234	$26,543	$27,651

Portfolio turnover rate	78%	99%	86%	320%	103%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015, September 30, 2014, September 30, 2012 and September 30, 2011, the ratio would have been 2.39%, 2.45%, 2.59%, and 2.59%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2013.

See Notes to Financial Statements.

72	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights (concluded)	BlackRock Science & Technology Opportunities Portfolio

	Class R
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$13.81	$11.86	$9.74	$8.43	$8.88

Net investment loss[1]	(0.18)	(0.18)	(0.09)	(0.12)	(0.12)
Net realized and unrealized gain (loss)	1.29	2.13	2.21	1.43	(0.33)[2]

Net increase (decrease) from investment operations	1.11	1.95	2.12	1.31	(0.45)

Net asset value, end of year	$14.92	$13.81	$11.86	$9.74	$8.43

Total Return[3]
Based on net asset value	8.04%	16.44%	21.77%	15.54%	(5.07)%[4]

Ratios to Average Net Assets
Total expenses	1.86%[5]	1.91%[5]	1.97%[5]	2.00%[5]	2.00%[5]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.85%	1.89%	1.93%	1.99%	2.00%

Net investment loss	(1.16)%	(1.35)%	(0.92)%	(1.23)%	(1.21)%

Supplemental Data
Net assets, end of year (000)	$5,060	$4,195	$4,555	$4,329	$3,518

Portfolio turnover rate	78%	99%	86%	320%	103%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015, September 30, 2014 and September 30, 2012, the ratio would have been 1.83%, 1.89% and 1.99%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2013 and September 30, 2011.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	73

Financial Highlights	BlackRock U.S. Opportunities Portfolio

	Institutional
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$42.91	$45.82	$36.42	$33.86	$36.94

Net investment income (loss)[1]	0.09	(0.07)	0.11	0.19	0.05
Net realized and unrealized gain (loss)	0.89	6.49	10.41	6.31	(2.44)[2]

Net increase (decrease) from investment operations	0.98	6.42	10.52	6.50	(2.39)

Distributions from:[3]
Net investment income	—	—	(0.33)	—	—
Net realized gains	(6.18)	(9.33)	(0.79)	(3.94)	(0.69)

Total distributions	(6.18)	(9.33)	(1.12)	(3.94)	(0.69)

Net asset value, end of year	$37.71	$42.91	$45.82	$36.42	$33.86

Total Return[4]
Based on net asset value	2.21%	16.28%	29.79%	20.40%	(6.75)%[5]

Ratios to Average Net Assets
Total expenses	1.33%	1.34%[6]	1.37%	1.30%	1.36%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.91%	0.94%	1.01%	1.03%	1.03%

Net investment income (loss)	0.22%	(0.17)%	0.28%	0.52%	0.12%

Supplemental Data
Net assets, end of year (000)	$768,068	$732,297	$676,540	$1,294,928	$1,905,254

Portfolio turnover rate	64%	66%	82%	106%	120%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

74	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Service
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$40.51	$43.72	$34.71	$32.44	$35.40

Net investment income (loss)[1]	(0.11)	(0.23)	(0.09)	0.02	(0.12)
Net realized and unrealized gain (loss)	0.89	6.16	9.98	6.03	(2.34)[2]

Net increase (decrease) from investment operations	0.78	5.93	9.89	6.05	(2.46)

Distributions from:[3]
Net investment income	—	—	(0.09)	—	—
Net realized gains	(5.49)	(9.14)	(0.79)	(3.78)	(0.50)

Total distributions	(5.49)	(9.14)	(0.88)	(3.78)	(0.50)

Net asset value, end of year	$35.80	$40.51	$43.72	$34.71	$32.44

Total Return[4]
Based on net asset value	1.80%	15.82%	29.26%	19.80%	(7.16)%[5]

Ratios to Average Net Assets
Total expenses	1.68%[6]	1.59%[6]	1.61%	1.62%	1.57%[6]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.31%	1.34%	1.45%	1.51%	1.46%

Net investment income (loss)	(0.28)%	(0.57)%	(0.22)%	0.05%	(0.30)%

Supplemental Data
Net assets, end of year (000)	$27,489	$140,498	$155,414	$159,939	$183,604

Portfolio turnover rate	64%	66%	82%	106%	120%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the ratio would have been 1.67%. There was no financial impact to the expense ratio for the years ended September 30, 2014 and September 30, 2011.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	75

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Investor A
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$39.96	$43.23	$34.30	$32.08	$35.02

Net investment income (loss)[1]	(0.07)	(0.23)	(0.09)	0.01	(0.13)
Net realized and unrealized gain (loss)	0.85	6.09	9.86	5.97	(2.31)[2]

Net increase (decrease) from investment operations	0.78	5.86	9.77	5.98	(2.44)

Distributions from:[3]
Net investment income	—	—	(0.05)	—	—
Net realized gains	(6.00)	(9.13)	(0.79)	(3.76)	(0.50)

Total distributions	(6.00)	(9.13)	(0.84)	(3.76)	(0.50)

Net asset value, end of year	$34.74	$39.96	$43.23	$34.30	$32.08

Total Return[4]
Based on net asset value	1.82%	15.83%	29.19%	19.82%	(7.19)%[5]

Ratios to Average Net Assets
Total expenses	1.60%[6]	1.61%[6]	1.63%[6]	1.62%[6]	1.59%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.31%	1.34%	1.47%	1.51%	1.49%

Net investment income (loss)	(0.18)%	(0.58)%	(0.23)%	0.03%	(0.34)%

Supplemental Data
Net assets, end of year (000)	$404,123	$423,779	$512,224	$610,343	$888,293

Portfolio turnover rate	64%	66%	82%	106%	120%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015 and September 30, 2014, the ratio would have been 1.59% and 1.60%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

76	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Investor B
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$34.37	$38.39	$30.72	$29.11	$31.96

Net investment loss[1]	(0.32)	(0.48)	(0.35)	(0.23)	(0.40)
Net realized and unrealized gain (loss)	0.75	5.31	8.79	5.39	(2.06)[2]

Net increase (decrease) from investment operations	0.43	4.83	8.44	5.16	(2.46)

Distributions from net realized gains[3]	(5.70)	(8.85)	(0.77)	(3.55)	(0.39)

Net asset value, end of year	$29.10	$34.37	$38.39	$30.72	$29.11

Total Return[4]
Based on net asset value	1.01%	14.90%	28.19%	18.87%	(7.90)%[5]

Ratios to Average Net Assets
Total expenses	2.38%[6]	2.39%[6]	2.43%[6]	2.42%[6]	2.39%[6]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.10%	2.14%	2.26%	2.30%	2.28%

Net investment loss	(1.00)%	(1.37)%	(1.04)%	(0.74)%	(1.12)%

Supplemental Data
Net assets, end of year (000)	$7,145	$10,935	$13,107	$12,833	$15,047

Portfolio turnover rate	64%	66%	82%	106%	120%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2011, the ratio would have been 2.37%, 2.37%, 2.42% and 2.37%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	77

Financial Highlights (concluded)	BlackRock U.S. Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$34.43	$38.44	$30.75	$29.11	$31.95

Net investment loss[1]	(0.30)	(0.46)	(0.33)	(0.21)	(0.38)
Net realized and unrealized gain (loss)	0.74	5.32	8.79	5.39	(2.07)[2]

Net increase (decrease) from investment operations	0.44	4.86	8.46	5.18	(2.45)

Distributions from net realized gains[3]	(5.77)	(8.87)	(0.77)	(3.54)	(0.39)

Net asset value, end of year	$29.10	$34.43	$38.44	$30.75	$29.11

Total Return[4]
Based on net asset value	1.03%	14.97%	28.22%	18.94%	(7.87)%[5]

Ratios to Average Net Assets
Total expenses	2.32%[6]	2.33%[6]	2.38%	2.35%	2.34%[6]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.06%	2.09%	2.22%	2.25%	2.24%

Net investment loss	(0.93)%	(1.32)%	(0.98)%	(0.69)%	(1.08)%

Supplemental Data
Net assets, end of year (000)	$198,760	$211,493	$212,162	$226,350	$282,586

Portfolio turnover rate	64%	66%	82%	106%	120%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014 and September 30, 2011, the ratio would have been 2.32% and 2.33%, respectively. There was no financial impact to the expense ratio for the year ended September 30, 2015.

See Notes to Financial Statements.

78	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Global Opportunities Portfolio	Global Opportunities	Diversified
BlackRock Health Sciences Opportunities Portfolio	Health Sciences Opportunities	Non-diversified
BlackRock International Opportunities Portfolio	International Opportunities	Diversified
BlackRock Science & Technology Opportunities Portfolio	Science & Technology Opportunities	Diversified
BlackRock U.S. Opportunities Portfolio	U.S. Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. On June 23, 2015, all of the issued and outstanding Investor B Shares of Global Opportunities and Science & Technology Opportunities were converted into Investor A Shares with the same relative aggregate NAV. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares[2]	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

1 Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

2 On June 23, 2015, Investor B Shares converted to Investor A Shares for Global Opportunities and Science & Technology Opportunities.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts and options written) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when

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Notes to Financial Statements (continued)

the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the Manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

80	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	81

Notes to Financial Statements (continued)

4. Securities and Other Investments:

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Health Sciences Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
BNP Paribas S.A.	$668,700	$(645,000)	$23,700
Citigroup Global Markets, Inc.	2,960,443	(2,751,694)	208,749
Credit Suisse Securities (USA) LLC	101,375	(97,782)	3,593
Goldman Sachs & Co.	3,216,945	(3,153,541)	63,404
JP Morgan Securities LLC.	1,199,202	(1,156,700)	42,502
Morgan Stanley	1,782,943	(1,675,258)	107,685

Total	$9,929,608	$(9,479,975)	$449,633

U.S. Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
BNP Paribas S.A.	$3,309,951	$(3,309,951)	—
Credit Suisse Securities (USA) LLC	76,945	(74,218)	$2,727
Morgan Stanley	4,123,650	(3,977,500)	146,150

Total	$7,510,546	$(7,361,669)	$148,877

[1]

Collateral with a value of $9,479,975 and $7,417,169 has been received in connection with securities lending agreements for Health Sciences Opportunities and U.S. Opportunities, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

82	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

[2]

The market value of the loaned securities is determined as of September 30, 2015. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk) and/or in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform, though the Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with their counterparties to a written option.

With exchange-traded options purchased, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse.

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Notes to Financial Statements (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and their counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, the Funds bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, the Funds bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contacts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	First $1 Billion	$1 Billion - $2 Billion	$2 Billion - $3 Billion	Greater than $3 Billion
Global Opportunities and Science & Technology Opportunities	0.900%	0.850%	0.800%	0.750%
Health Sciences Opportunities	0.750%	0.700%	0.675%	0.650%
International Opportunities	1.000%	0.950%	0.900%	0.850%
U.S. Opportunities	1.100%	1.050%	1.025%	1.000%

Effective June 1, 2014, the Manager has contractually agreed to waive 0.10% of International Opportunities’ investment advisory fee until February 1, 2016. For the year ended September 30, 2015, the amount waived was $1,212,296.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended September 30, 2015, the amounts waived were as follows:

Global Opportunities	$3,135
Health Sciences Opportunities	$126,966
International Opportunities	$11,631
Science & Technology Opportunities	$3,717
U.S. Opportunities	$28,588

84	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B*	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%	0.25%

* On June 23, 2015, Investor B Shares converted to Investor A Shares for Global Opportunities and Science & Technology Opportunities.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2015, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B*	Investor C	Class R	Total
Global Opportunities	—	$464,843	$10,953	$485,855	$52,652	$1,014,303
Health Sciences Opportunities	$91,150	$6,825,724	$183,569	$10,970,943	$596,664	$18,668,050
International Opportunities	$64,904	$1,289,113	$24,405	$1,166,440	—	$2,544,862
Science & Technology Opportunities	$3,835	$339,193	$7,573	$371,771	$23,650	$746,022
U.S. Opportunities	$125,543	$1,087,308	$96,846	$2,186,911	—	$3,496,608

* On June 23, 2015, Investor B Shares converted to Investor A Shares for Global Opportunities and Science & Technology Opportunities.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2015, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Total
Health Sciences Opportunities	$831	$109	$757	$22	$1,719
International Opportunities	$181,110	$2,704	$10,111	—	$193,926
Science & Technology Opportunities	$12	—	$4,586	—	$4,598
U.S. Opportunities	$84,384	$111	$9,105	—	$93,600

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B*	Investor C	Class R	Total
Global Opportunities	$3,582	—	$8,885	$378	$1,308	$31	$14,184
Health Sciences Opportunities	$15,685	$142	$69,734	$3,039	$18,080	$919	$107,599
International Opportunities	$4,188	$69	$19,776	$579	$4,527	—	$29,139
Science & Technology Opportunities	$8,409	$14	$10,117	$203	$3,034	$24	$21,801
U.S. Opportunities	$828	$235	$18,817	$808	$1,701	—	$22,389

* On June 23, 2015, Investor B Shares converted to Investor A Shares for Global Opportunities and Science & Technology Opportunities.
For the year ended September 30, 2015, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B*	Investor C	Class R	Total
Global Opportunities	$75,573	—	$266,978	$5,286	$86,286	$23,118	$457,241
Health Sciences Opportunities	$1,501,184	$46,392	$3,539,612	$31,232	$1,086,295	$211,162	$6,415,877
International Opportunities	$772,925	$36,013	$989,416	$8,461	$213,728	—	$2,020,543
Science & Technology Opportunities	$123,815	$1,536	$300,633	$3,399	$108,777	$10,863	$549,023
U.S. Opportunities	$1,248,474	$114,267	$658,586	$17,412	$275,975	—	$2,314,714

* On June 23, 2015, Investor B Shares converted to Investor A Shares for Global Opportunities and Science & Technology Opportunities.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	85

Notes to Financial Statements (continued)

Effective January 1, 2015, the Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

Prior to January 1, 2015, BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager acted as co-administrators for the Funds. For these services, the co-administrators received an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, was paid at the annual rates shown below. In addition, each of the share classes was charged an administration fee, which is shown as administration – class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended September 30, 2015, the Funds paid the following to the Manager in return for these services, which are included in administration and administration – class specific in the Statements of Operations:

Global Opportunities	$200,569
Health Sciences Opportunities	$3,011,270
International Opportunities	$748,834
Science & Technology Opportunities	$153,096
U.S. Opportunities	$981,409

For the year ended September 30, 2015, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B*	Investor C	Class R	Total
Global Opportunities	$13,700	—	$39,551	$241	$10,349	$2,259	$66,100
Health Sciences Opportunities	$284,759	$7,696	$499,351	$3,955	$220,803	$24,929	$1,041,493
International Opportunities	$115,039	$5,565	$107,986	$525	$24,925	—	$254,040
Science & Technology Opportunities	$12,598	$324	$28,679	$166	$7,851	$1,000	$50,618
U.S. Opportunities	$175,126	$11,377	$92,429	$2,071	$46,430	—	$327,433

* On June 23, 2015, Investor B Shares converted to Investor A Shares for Global Opportunities and Science & Technology Opportunities.

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived – class specific in the Statements of Operations.

86	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

On June 1, 2015, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Institutional	1.06%	N/A	1.06%	1.23%	0.91%
Service	1.70%[2]	N/A	1.39%	1.55%	1.31%
Investor A	1.33%	N/A	1.39%	1.55%	1.31%
Investor B	2.18%	N/A	2.26%	2.36%	2.10%
Investor C	2.14%	N/A	2.13%	2.39%	2.07%
Class R	1.72%	1.81%[1]	1.95%[2]	1.84%	2.19%[2]

[1]	The contractual expense limitation expired on January 31, 2015.

[2]	There were no shares outstanding as of September 30, 2015.

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2016, unless approved by the Board, including a majority of the independent trustees.

Prior to June 1, 2015, the expense limitations as a percentage of average daily net assets for International Opportunities and Science & Technology Opportunities were as follows:

	International Opportunities	Science & Technology Opportunities
Institutional	1.24%	1.29%
Service	1.52%	1.61%
Investor A	1.52%	1.61%
Investor B	2.36%	2.42%
Investor C	2.29%	2.49%
Class R	2.13%	1.89%

These amounts waived or reimbursed, are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2015, the amounts included in fees waived by the Manager were as follows:

Global Opportunities	$32,249
International Opportunities	$1,212,296
U.S. Opportunities	$4,049,480

Class specific expense waivers and reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B*	Investor C	Class R	Total
Global Opportunities	$13,700	—	$39,551	$241	$10,349	$2,117	$65,958
International Opportunities	$25,688	$690	$38,085	$434	$5,603	—	$70,500
Science & Technology Opportunities	$7,871	—	$5,517	$114	$315	$161	$13,978
U.S. Opportunities	$175,126	$9,388	$42,148	$1,438	$4,834	—	$232,934
Transfer Agent Fees Waived	Institutional	Service	Investor A	Investor B*	Investor C	Class R	Total
Global Opportunities	$3,582	—	$8,885	$378	$1,308	$31	$14,184
International Opportunities	$968	—	$6,086	$387	$1,088	—	$8,529
Science & Technology Opportunities	$3,902	—	$1,243	$125	$3	$3	$5,276
U.S. Opportunities	$828	$235	$8,172	$380	—	—	$9,615

Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor B*	Investor C	Class R	Total
Global Opportunities	$70,262	—	$216,349	$3,579	$45,531	$6,682	$342,403
International Opportunities	$144,136	$94	$58,385	$866	$22,129	—	$225,610
Science & Technology Opportunities	$10,822	—	$2,682	$792	—	$137	$14,433
U.S. Opportunities	$1,247,610	$44,844	$71,379	$555	—	—	$1,364,388

*On June 23, 2015, Investor B Shares converted to Investor A Shares for Global Opportunities and Science & Technology Opportunities.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	87

Notes to Financial Statements (continued)

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2015, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor A	Investor B*	Investor C	Class R	Total
Global Opportunities	—	—	—	—	—	$680	$680
International Opportunities	—	$213	$1,462	—	—	—	$1,675
Science & Technology Opportunities	$1,504	$448	$37,267	$18	$4,669	$1,427	$45,333
U.S. Opportunities	—	$3,567	$22,221	$1,081	$16,345	—	$43,214

*On June 23, 2015, Investor B Shares converted to Investor A Shares for Global Opportunities and Science & Technology Opportunities.

On September 30, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2016	2017
Global Opportunities
Fund Level	$6,998	$32,249
Institutional	$86,621	$87,544
Investor A	$267,938	$264,785
Investor C	$53,906	$57,189
Class R	$12,490	$8,830
International Opportunities
Fund Level	—	$1,212,296
Institutional	—	$170,793
Service	—	$783
Investor A	—	$102,556
Investor B	—	$1,687
Investor C	—	$28,820
Science & Technology Opportunities
Institutional	$32,859	$22,593
Service	—	—
Investor A	$1,328	$9,442
Investor C	—	$319
Class R	—	$301
U.S. Opportunities
Fund Level	$3,593,356	$4,049,480
Institutional	$1,207,230	$1,423,563
Service	$35,412	$54,467
Investor A	$154,724	$121,700
Investor B	$1,843	$2,373
Investor C	—	$4,834

88	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

The following Fund level and class specific waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2015:

Global Opportunities
Fund Level	$14,155
Institutional	$91,262
Investor A	$293,364
Investor C	$73,264
Class R	$11,330
Science & Technology Opportunities
Institutional	$41,852
U.S. Opportunities
Fund Level	$2,794,164
Institutional	$1,866,300

For the year ended September 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Global Opportunities	$4,856
Health Sciences Opportunities	$757,291
International Opportunities	$35,379
Science & Technology Opportunities	$28,708
U.S. Opportunities	$52,746

For the year ended September 30, 2015, affiliates received CDSCs as follows:

	Investor A	Investor B*	Investor C
Global Opportunities	$226	$8	$4,135
Health Sciences Opportunities	$11,380	$259	$148,994
International Opportunities	$13,994	$232	$10,765
Science & Technology Opportunities	$402	$7	$4,376
U.S. Opportunities	$2,584	$596	$5,362

*On June 23, 2015, Investor B Shares converted to Investor A Shares for Global Opportunities and Science & Technology Opportunities.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended September 30, 2015, each Fund paid BIM the following amounts for securities lending agent services:

Global Opportunities	$9,657
Health Sciences Opportunities	$39,455
International Opportunities	$42,618
Science & Technology Opportunities	$11,153
U.S. Opportunities	$38,361

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	89

Notes to Financial Statements (continued)

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Global Opportunities	Health Sciences Opportunities	U.S. Opportunities
Purchases	—	$28,085,450	—
Sales	$2,155,830	$8,112,260	$10,170,248

7. Purchases and Sales:

For the year ended September 30, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Purchases	$194,834,427	$3,570,902,034	$788,614,546	$196,786,772	$980,557,301
Sales	$228,818,554	$2,614,135,785	$1,300,401,118	$181,740,288	$1,143,345,112

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, net operating losses, income recognized from investments in partnerships and the characterization of corporate actions were reclassified to the following accounts:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Paid-in capital	$(21)	(46,661,690)	—	$(1,481,735)	—
Accumulated (distributions in excess of) net investment income (loss)	$1,703,581	$84,495,054	$5,802,757	$2,283,158	$1,034,149
Accumulated net realized gain (loss)	$(1,703,560)	$(37,833,364)	$(5,802,757)	$(801,423)	$(1,034,149)

The tax character of distributions paid was as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	U.S. Opportunities[1]
Ordinary income
9/30/15	$4,347,236	$154,613,254	$50,630,685	$53,948,624
9/30/14	—	$182,292,443	$2,500,029	$103,654,675
Long-term capital gains
9/30/15	—	155,523,835	118,674,483	168,976,689
9/30/14	—	124,833,362	4,484,803	262,735,372
Total
9/30/15	$4,347,236	$310,137,089	$169,305,168	$222,925,313

9/30/14	—	$307,125,805	$6,984,832	$366,390,047

1 Distribution amounts may include a portion of the proceeds from redeemed shares.

90	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Undistributed ordinary income	$1,446,147	$253,473,301	$830,871	—	—
Undistributed long-term capital gains	—	373,873,038	—	—	$111,320,058
Capital loss carryforwards	(79,332,675)	—	(10,659,040)	$(4,325,634)	—
Net unrealized gains[1]	15,646,487	1,106,274,161	29,170,312	54,902,017	276,198,935
Qualified late-year losses[2]	(7,563,054)	—	—	(3,125,565)	(8,110,936)

Total	$(69,803,095)	$1,733,620,500	$19,342,143	$47,450,818	$379,408,057

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the realization for tax purposes of unrealized gain on investments in passive foreign investment companies and income recognized from investments in partnerships.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of period end, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expiring September 30,	Global Opportunities	International Opportunities	Science & Technology Opportunities
No expiration date	—	$(10,659,040)	—
2017	$69,386,507	—	$3,542,426
2018	9,946,168	—	—
2019	—	—	783,208
Total	$79,332,675	$(10,659,040)	$4,325,634

During the year ended September 30, 2015, Global Opportunities and Science & Technology Opportunities utilized capital loss carryforwards of $14,337,093 and $13,799,169, respectively.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Tax cost	$255,541,245	$4,637,265,486	$904,474,391	$186,711,803	$1,139,617,687

Gross unrealized appreciation	$32,092,570	$1,248,674,764	$95,565,888	$61,935,834	$328,524,032
Gross unrealized depreciation	(16,371,860)	(142,393,795)	(65,961,968)	(6,902,213)	(51,299,224)

Net unrealized appreciation	$15,720,710	$1,106,280,969	$29,603,920	$55,033,621	$277,224,808

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Funds, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2015, the Funds did not borrow under the credit agreement.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	91

Notes to Financial Statements (continued)

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Global Opportunities and International Opportunities invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of Global Opportunities’ and International Opportunities’ investments.

As of period end, Health Sciences Opportunities invested a significant portion of its assets in securities in the health care sector. Changes in economic conditions affecting such sector would have a greater impact on Health Sciences Opportunities and could affect the value, income and/or liquidity of positions in such securities.

As of period end, Science & Technology Opportunities invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on Science & Technology Opportunities and could affect the value, income and/or liquidity of positions in such securities.

Global Opportunities and International Opportunities invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

As of period end, the Funds listed below had the following industry classifications:

Industry	Global Opportunities	International Opportunities
Banks	11%	15%
Internet Software & Services	8	—
Pharmaceuticals	7	11
Food Products	6	—
Other[1]	68	74

1 All other industries held were each less than 5% of long-term investments.

92	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
Global Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	827,749	$11,831,773	559,973	$8,067,694
Shares issued in reinvestment of distributions	73,078	999,712	—	—
Shares redeemed	(906,298)	(12,944,366)	(927,126)	(13,279,874)

Net decrease	(5,471)	$(112,881)	(367,153)	$(5,212,180)

Investor A
Shares received from conversion[1]	38,840	$589,202	—	—
Shares sold and automatic conversion of shares	777,604	11,125,575	1,174,324	$16,846,920
Shares issued in reinvestment of distributions	173,048	2,348,269	—	—
Shares redeemed	(2,219,039)	(31,484,248)	(2,722,327)	(38,978,663)

Net decrease	(1,229,547)	$(17,421,202)	(1,548,003)	$(22,131,743)

Investor B
Shares sold	360	$5,006	4,031	$54,489
Shares converted[1]	(39,784)	(589,202)	—	—
Shares redeemed and automatic conversion of shares	(100,417)	(1,427,893)	(191,601)	(2,656,037)

Net decrease	(139,841)	$(2,012,089)	(187,570)	$(2,601,548)

Investor C
Shares sold	149,636	$2,060,652	253,192	$3,506,834
Shares issued in reinvestment of distributions	19,855	261,484	—	—
Shares redeemed	(696,368)	(9,539,866)	(711,580)	(9,849,263)

Net decrease	(526,877)	$(7,217,730)	(458,388)	$(6,342,429)

Class R
Shares sold	169,268	$2,410,349	255,598	$3,633,694
Shares issued in reinvestment of distributions	8,103	109,637	—	—
Shares redeemed	(439,565)	(6,140,182)	(442,796)	(6,291,109)

Net decrease	(262,194)	$(3,620,196)	(187,198)	$(2,657,415)

Total Net Decrease	(2,163,930)	$(30,384,098)	(2,748,312)	$(38,945,315)

[1]	On June 23, 2015, Investor B Shares converted to Investor A Shares.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	93

Notes to Financial Statements (continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014
Health Sciences Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	10,598,347	$591,158,089	7,644,570	$351,072,043
Shares issued in reinvestment of distributions	1,580,161	80,367,007	1,752,835	71,375,071
Shares redeemed	(6,169,279)	(341,594,375)	(3,893,043)	(175,249,757)

Net increase	6,009,229	$329,930,721	5,504,362	$247,197,357

Service
Shares sold	266,585	$14,485,671	256,116	$11,207,546
Shares issued in reinvestment of distributions	44,544	2,194,689	58,067	2,296,543
Shares redeemed	(231,459)	(12,221,932)	(241,136)	(10,553,404)

Net increase	79,670	$4,458,428	73,047	$2,950,685

Investor A
Shares sold and automatic conversion of shares	22,984,796	$1,239,197,582	14,209,197	$623,988,278
Shares issued in reinvestment of distributions	3,077,194	151,182,544	4,007,405	158,051,325
Shares redeemed	(12,607,433)	(673,998,801)	(14,958,299)	(651,906,905)

Net increase	13,454,557	$716,381,325	3,258,303	$130,132,698

Investor B
Shares sold	12,945	$637,761	23,020	$924,810
Shares issued in reinvestment of distributions	27,405	1,253,222	87,259	3,209,380
Shares redeemed and automatic conversion of shares	(325,128)	(16,025,824)	(591,665)	(23,846,033)

Net decrease	(284,778)	$(14,134,841)	(481,386)	$(19,711,843)

Investor C
Shares sold	8,582,635	$423,883,409	4,155,253	$168,011,937
Shares issued in reinvestment of distributions	1,315,606	59,149,655	1,589,322	57,803,090
Shares redeemed	(3,099,192)	(151,502,915)	(2,570,701)	(103,456,988)

Net increase	6,799,049	$331,530,149	3,173,874	$122,358,039

Class R
Shares sold	1,729,889	$92,637,358	1,080,547	$47,107,098
Shares issued in reinvestment of distributions	119,635	5,825,014	94,950	3,718,232
Shares redeemed	(477,240)	(25,073,069)	(371,441)	(16,109,254)

Net increase	1,372,284	$73,389,303	804,056	$34,716,076

Total Net Increase	27,430,011	$1,441,555,085	12,332,256	$517,643,012

94	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014
International Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,782,775	$130,744,925	6,167,293	$249,506,958
Shares issued in reinvestment of distributions	2,003,498	64,292,313	77,908	3,096,054
Shares redeemed	(11,107,835)	(388,178,288)	(7,391,101)	(300,896,765)

Net decrease	(5,321,562)	$(193,141,050)	(1,145,900)	$(48,293,753)

Service
Shares sold	207,882	$6,937,375	198,084	$7,714,316
Shares issued in reinvestment of distributions	116,696	3,586,080	3,882	148,540
Shares redeemed	(488,278)	(15,925,505)	(490,070)	(19,061,712)

Net decrease	(163,700)	$(5,402,050)	(288,104)	$(11,198,856)

Investor A
Shares sold and automatic conversion of shares	3,659,085	$119,062,183	5,068,943	$197,126,704
Shares issued in reinvestment of distributions	2,461,234	74,796,935	74,728	2,832,191
Shares redeemed	(10,053,190)	(325,307,213)	(7,519,102)	(289,257,711)

Net decrease	(3,932,871)	$(131,448,095)	(2,375,431)	$(89,298,816)

Investor B
Shares sold	2,574	$82,386	3,750	$135,739
Shares issued in reinvestment of distributions	12,504	349,877	389	13,713
Shares redeemed and automatic conversion of shares	(36,633)	(1,102,720)	(103,778)	(3,745,813)

Net decrease	(21,555)	$(670,457)	(99,639)	$(3,596,361)

Investor C
Shares sold	360,761	$10,805,952	573,025	$20,482,057
Shares issued in reinvestment of distributions	565,595	15,610,427	11,153	389,466
Shares redeemed	(1,311,184)	(38,887,669)	(933,331)	(33,169,436)

Net decrease	(384,828)	$(12,471,290)	(349,153)	$(12,297,913)

Total Net Decrease	(9,824,516)	$(343,132,942)	(4,258,227)	$(164,685,699)

BLACKROCK FUNDS	SEPTEMBER 30, 2015	95

Notes to Financial Statements (continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014
Science & Technology Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	941,427	$15,072,807	1,532,531	$21,948,213
Shares redeemed	(1,023,582)	(16,234,053)	(730,845)	(10,315,532)

Net increase (decrease)	(82,155)	$(1,161,246)	801,686	$11,632,681

Service
Shares sold	72,572	$1,168,088	94,776	$1,339,215
Shares redeemed	(64,536)	(970,439)	(74,410)	(992,076)

Net increase	8,036	$197,649	20,366	$347,139

Investor A
Shares received from conversion[1]	41,256	$669,177	—	—
Shares sold and automatic conversion of shares	2,845,650	43,271,208	3,095,255	$41,547,658
Shares redeemed	(2,051,975)	(30,339,539)	(2,718,632)	(35,844,015)

Net increase	834,931	$13,600,846	376,623	$5,703,643

Investor B
Shares sold	1,780	$22,545	—	—
Shares converted[1]	(46,633)	(669,177)	44,407	$502,217
Shares redeemed and automatic conversion of shares	(86,577)	(1,109,803)	(131,358)	(1,547,200)

Net decrease	(131,430)	$(1,756,435)	(86,951)	$(1,044,983)

Investor C
Shares sold	1,054,124	$14,131,351	651,585	$7,783,124
Shares redeemed	(481,451)	(6,288,047)	(691,770)	(8,220,073)

Net increase (decrease)	572,673	$7,843,304	(40,185)	$(436,949)

Class R
Shares sold	174,064	$2,685,695	185,320	$2,514,750
Shares redeemed	(138,645)	(2,101,259)	(265,410)	(3,633,169)

Net increase (decrease)	35,419	$584,436	(80,090)	$(1,118,419)

Total Net Increase	1,237,474	$19,308,554	991,449	$15,083,112

[1]	On June 23, 2015, Investor B Shares converted to Investor A Shares.

96	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Notes to Financial Statements (concluded)

	Year Ended September 30, 2015		Year Ended September 30, 2014
U.S. Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,805,944	$286,595,725	4,156,486	$181,387,913
Shares issued in reinvestment of distributions	2,949,945	111,832,341	3,132,585	120,980,318
Shares redeemed	(6,455,769)	(265,403,070)	(4,989,778)	(215,505,257)

Net increase	3,300,120	$133,024,996	2,299,293	$86,862,974

Service
Shares sold	69,889	$2,716,275	51,647	$2,099,262
Shares issued in reinvestment of distributions	120,784	4,360,312	846,209	30,945,870
Shares redeemed	(2,891,018)	(120,417,329)	(984,665)	(39,784,451)

Net decrease	(2,700,345)	$(113,340,742)	(86,809)	$(6,739,319)

Investor A
Shares sold and automatic conversion of shares	3,253,528	$123,530,949	1,624,273	$64,380,292
Shares issued in reinvestment of distributions	1,775,540	62,197,155	2,833,685	102,239,143
Shares redeemed	(4,000,803)	(149,940,075)	(5,701,512)	(228,766,152)

Net increase (decrease)	1,028,265	$35,788,029	(1,243,554)	$(62,146,717)

Investor B
Shares sold	4,432	$142,612	7,754	$256,750
Shares issued in reinvestment of distributions	55,908	1,650,947	91,556	2,859,297
Shares redeemed and automatic conversion of shares	(132,957)	(4,284,564)	(122,587)	(4,173,014)

Net decrease	(72,617)	$(2,491,005)	(23,277)	$(1,056,967)

Investor C
Shares sold	740,491	$23,634,391	348,094	$12,036,883
Shares issued in reinvestment of distributions	1,144,808	33,806,149	1,461,947	45,714,858
Shares redeemed	(1,199,040)	(38,341,061)	(1,186,064)	(41,189,059)

Net increase	686,259	$19,099,479	623,977	$16,562,682

Total Net Increase	2,241,682	$72,080,757	1,569,630	$33,482,653

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	97

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock FundsSM and Shareholders of BlackRock Global Opportunities Portfolio, BlackRock Health Sciences Opportunities Portfolio, BlackRock International Opportunities Portfolio, BlackRock Science & Technology Opportunities Portfolio and BlackRock U.S. Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Global Opportunities Portfolio, BlackRock Health Sciences Opportunities Portfolio, BlackRock International Opportunities Portfolio, BlackRock Science & Technology Opportunities Portfolio and BlackRock U.S. Opportunities Portfolio, each a portfolio comprising the BlackRock Funds (the “Funds”) as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Global Opportunities Portfolio, BlackRock Health Sciences Opportunities Portfolio, BlackRock International Opportunities Portfolio, BlackRock Science & Technology Opportunities Portfolio and BlackRock U.S. Opportunities Portfolio as of September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended September 30, 2015:

	Payable Date	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Foreign Source Income	Foreign Taxes Paid Per Share[3]	Qualified Short-Term Capital Gains for non-U.S. Residents[4]
Global Opportunities	12/15/14	100.00%	35.08%	—	—	—
Health Sciences Opportunities	12/15/14	24.27%	18.12%	—	—	97.02%
International Opportunities	12/15/14	70.95%[2]	0.22%	45.02%[2]	$0.085439	86.03%
U.S. Opportunities	12/15/14	16.34%	15.58%	—	—	100.00%

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
[2]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
[3]

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

[4]	Represents the portion of the taxable ordinary income distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, Health Sciences Opportunities, International Opportunities and U.S. Opportunities distributed long-term capital gains of $1.713248, $3.188798 and $4.580008 per share to shareholders of record on December 11, 2014.

98	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Global Opportunities Portfolio (“Global Opportunities Portfolio”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities Portfolio”), BlackRock International Opportunities Portfolio (“International Opportunities Portfolio”), BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities Portfolio”) and BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities Portfolio,” and together with Global Opportunities Portfolio, Health Sciences Opportunities Portfolio, International Opportunities Portfolio and Science & Technology Opportunities Portfolio, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better

BLACKROCK FUNDS	SEPTEMBER 30, 2015	99

Disclosure of Investment Advisory Agreement (continued)

assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2016. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

100	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement (continued)

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

BlackRock believes that the pertinent Customized Lipper Peer Group is an appropriate performance metric for each of the Funds.

The Board noted that for the one-, three- and five-year periods reported, U.S. Opportunities Portfolio ranked in the first, second and third quartiles, respectively, against its Customized Lipper Peer Group.

The Board noted that for the one-, three- and five-year periods reported, Health Sciences Opportunities Portfolio ranked in the second, second, and third quartiles, respectively, against its Customized Lipper Peer Group.

The Board noted that for the one-, three- and five-year periods reported, Global Opportunities Portfolio ranked in the fourth, third and third quartiles, respectively, against its Customized Lipper Peer Group. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. The Board was informed that, among other things, the primary detractor of performance for the one-, three- and five-year periods was the Fund’s overweight bias to Europe, focusing on companies geared for economic recovery in the periphery and improved real estate markets in the U.K. and Ireland. The Fund also had a beta-adjusted overweight bias to Japan, primarily in financial companies poised to benefit from the reflationary policies of the Bank of Japan. Additionally, the Fund’s notable underweight bias to emerging markets detracted from the Fund’s performance during these periods.

The Board noted that for the one-, three- and five-year periods reported, Science & Technology Opportunities Portfolio ranked in the fourth, second and third quartiles, respectively, against its Customized Lipper Peer Group. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and five-year periods. BlackRock informed the Board that, among other things, increasing exposure to emerging/ disruptive technologies, reducing exposure to cyclical companies that are highly correlated with capital expenditures cycles, and repositioning the remaining cyclical companies into “product-cycle-specific” investments were the main drivers of underperformance for the one- and five-year periods.

The Board noted that for each of the one-, three- and five-year periods reported, International Opportunities Portfolio ranked in the fourth quartile against its Customized Lipper Peer Group. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. The Board was informed that, among other things, the primary detractor of performance for the one-, three- and five-year periods was the Fund’s overweight bias to Europe, focusing on companies geared for economic recovery in the periphery and improved real estate markets in the U.K. and Ireland. The Fund also had a beta-adjusted overweight bias to Japan, primarily in financial companies poised to benefit from the reflationary policies of the Bank of Japan. Additionally, the Fund’s notable underweight bias to emerging markets detracted from the Fund’s performance during these periods.

The Board and BlackRock also discussed BlackRock’s strategy for improving the performance of Global Opportunities Portfolio, International Opportunities Portfolio and Science & Technology Opportunities Portfolio and BlackRock’s commitment to providing the resources necessary to assist the portfolio managers of each of these Funds in seeking to do so. With respect to Science & Technology Opportunities Portfolio, BlackRock and the Board previously had concurred, given the Fund’s poor historical performance, in making changes within the portfolio management team. Both BlackRock and the Board are hopeful that these changes will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor Science & Technology Opportunities Portfolio’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to Be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund,

BLACKROCK FUNDS	SEPTEMBER 30, 2015	101

Disclosure of Investment Advisory Agreement (continued)

and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that Health Science Opportunities Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers.

The Board noted that Science & Technology Opportunities Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a lower contractual expense cap on a class-by-class basis. The expense cap reduction became effective on June 1, 2015.

The Board noted that Global Opportunities Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that U.S. Opportunities Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board determined that the Fund’s total expense ratio was appropriate in light of the median total expense ratio paid by the Fund’s Expense Peers. In addition, the Board noted that BlackRock had agreed to a lower contractual expense cap on a class-by-class basis. The expense cap reduction was implemented on June 1, 2014. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual cap.

The Board noted that International Opportunities Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In

102	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement (concluded)

addition, the Board noted that BlackRock had agreed to a contractual advisory fee waiver. The waiver was implemented on June 1, 2014. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to (i) a continuation of the contractual advisory fee waiver and (ii) a lower contractual expense cap on a class-by-class basis. The expense cap reduction became effective on June 1, 2015.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.
In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	103

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 160 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 160 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 160 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	108 RICs consisting of 235 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 160 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; President London Center for Policy Research since 2012; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 160 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 160 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System ( a not-for-profit health system) from 2008 to 2013 ; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 160 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 160 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 160 Portfolios	None

104	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 160 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 160 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 160 Portfolios	None

[1]   The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]   Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[3]   Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	108 RICs consisting of 235 Portfolios	None
John M. Perlowski 1964	Trustee, President, and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 333 Portfolios	None

[4]   Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Closed-End Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	105

Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust Officers[2]
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRocksince 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012;
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 18, 2015, Ian MacKinnon resigned as a Trustee of the Trust.

Effective September 25, 2015, John M. Perlowski was appointed to serve as a Trustee of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

106	BLACKROCK FUNDS	SEPTEMBER 30, 2015

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	SEPTEMBER 30, 2015	107

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

108	BLACKROCK FUNDS	SEPTEMBER 30, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Opps-9/15-AR

SEPTEMBER 30, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Managed Volatility Portfolio	of BlackRock FundsSM

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions were the overarching themes driving financial markets during the 12-month period ended September 30, 2015. U.S. economic growth was picking up considerably in the fourth quarter of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (the “Fed”) would eventually be inclined to raise short-term interest rates. International markets struggled even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, fueling a sell-off in energy-related assets and emerging markets. Investors piled into U.S. Treasury bonds as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks temporarily abated and the U.S. economy hit a soft patch amid a harsh winter and a west coast port strike. High valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia began to improve, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar posed another significant headwind for the asset class.

U.S. economic growth regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. These concerns abated when the Greek parliament passed a series of austerity and reform measures in July. But the market’s calm was short-lived. Signs of weakness in China’s economy sparked extreme levels of volatility in Chinese equities despite policymakers’ attempts to stabilize the market.

Higher volatility spread through markets globally in the third quarter as further evidence of deceleration in China stoked worries about overall global growth. Weakening demand caused oil prices to slide once again, igniting another steep sell-off in emerging markets. Global volatility spiked higher as investors speculated whether the Fed would raise rates at its September meeting. News that the rate hike had been postponed brought little relief in the markets as the central bank’s decision reinforced investors’ concerns about the state of the global economy. Global equities and high yield bonds broadly declined, while higher quality assets, including U.S. Treasury bonds, municipal bonds and investment grade credit benefited from investors seeking shelter amid global uncertainty.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.18)%	(0.61)%
U.S. small cap equities (Russell 2000® Index)	(11.55)	1.25
International equities (MSCI Europe, Australasia, Far East Index)	(9.68)	(8.66)
Emerging market equities (MSCI Emerging Markets Index)	(17.33)	(19.28)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.21)	6.03
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.47)	2.94
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.70	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(4.82)	(3.40)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2015

Investment Objective

BlackRock Managed Volatility Portfolio’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2015, the Fund’s Institutional shares outperformed the reference benchmark (50% MSCI All Country World Index (“MSCI ACWI”)/50% Citigroup World Government Bond Index (hedged into USD) (“Citigroup WGBI (hedged into USD)”) while all other share classes underperformed the reference benchmark. The Fund is entirely unconstrained relative to the reference benchmark and can deviate substantially in regards to risk and overall asset allocation. The Fund underperformed its cash benchmark (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index) for the same 12-month period.

What factors influenced performance?

•

Exposure to equities in developed markets contributed positively to the Fund’s performance, as developed market equities broadly outperformed emerging market equities over the 12-month period. The most significant contributors to performance included exposure to European and Japanese equities, both of which benefited from supportive policy measures and stronger economic data. The Fund’s positions in European cyclical companies in the first half of the period and European manufacturing companies later in the period contributed to performance, as did a focus within Japan on companies positioned to benefit from improvements in corporate governance. In the U.S., exposure to consumer-oriented businesses in the second quarter of 2015 and cyclical companies in the third quarter of 2015 added to performance. In fixed income, overweight exposure to Australian and U.K. bonds compared to U.S. bonds modestly contributed to performance. The Fund also benefited from defensive positioning and risk reduction as market volatility increased toward the end of the period, which limited the impact on performance of the sell-off in global equities.

•

On a broad asset allocation level, the Fund’s equity exposure throughout the period detracted from performance, due to concerns about an economic slowdown in China, weakness in commodity prices, and uncertainty regarding the timing and pace of future increases in U.S. interest rates. Exposure to equities in India and Taiwan detracted from the Fund’s returns, as sentiment weakened with respect to both markets. A focus on international equity positions exposed to U.S. growth detracted from performance in the third quarter of 2015. The Fund’s high allocation to cash did not have a material impact on performance.

•

Derivatives are used by the fund as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, derivatives used to hedge currency exposure and adjust duration broadly contributed to performance. By contrast, derivatives used to gain equity exposure, particularly in emerging markets, generally dampened performance as risk assets sold-off. Additionally, a high yield credit default swap index used to express a view on high yield credit without any underlying interest rate exposure was a modest detractor.

Describe recent portfolio activity.

•

From a broad asset allocation perspective, the Fund gradually reduced its exposure to equities as uncertainty increased surrounding global growth and monetary policy prospects. Toward the end of the period, the Fund shifted exposure toward lower-risk assets in response to a sharp rise in volatility to provide downside protection, and then returned to a more neutral risk profile as market turbulence subsided. The Fund shifted exposure toward international developed equities, most notably in Europe and Japan, where improving economic data and accommodative policy contrasts with weaker economic activity and gradual policy normalization in the U.S. The Fund took positions in select emerging markets to benefit from positive structural reform but closed them out as growth prospects deteriorated. The Fund also held groups of stocks the investment advisor viewed as positioned to benefit from certain macroeconomic themes.

•

Within fixed income, the Fund took profits on its underweight position in duration (sensitivity to interest rates), based on stabilizing U.S. growth and the likelihood of interest rate hikes by the Federal Reserve. The Fund initiated positions in Australian and U.K. bonds, given constrained growth and accommodative policy in Australia and weak inflationary pressures in the U.K. The Fund also added an allocation to high yield corporate bonds in order to diversify its credit exposure.

Describe portfolio positioning at period end.

•

Relative to the reference benchmark, the Fund ended the period underweight in equities relative to fixed income, while continuing to hold a higher-than-normal allocation to cash. This approach reflects a generally cautious view on valuations across both equity and fixed income assets. The Fund favored developed market equities overall, and in particular leaned toward Europe and Japan compared to the United States. In Europe, the Fund was overweight in manufacturing-based companies with exposure to a potential European economic recovery, and maintained positions in Japanese equities with exposure to easing Japanese monetary policy and positive structural reforms. Conversely, within U.S. equities, the Fund favored areas outside of manufacturing, in particular domestically-sensitive companies with exposure to consumption and housing. Additionally, the Fund’s fixed income exposure maintained a reduced duration profile given lower rates and disinflationary concerns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments.

[3]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising of 23 developed and 23 emerging market country indexes.

[5]	A market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.

[6]	A customized weighted index is comprised of the returns of the 50% MSCI ACWI/50% Citigroup WGBI (hedged into USD).

Performance Summary for the Period Ended September 30, 2015
		Average Annual Total Returns[7]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(5.90)%	(1.27)%	N/A	5.66%	N/A	4.81%	N/A
Service	(6.05)	(1.58)	N/A	5.32	N/A	4.51	N/A
Investor A	(5.99)	(1.48)	(6.65)%	5.34	4.21%	4.47	3.91%
Investor B	(6.50)	(2.54)	(6.65)	4.38	4.05	3.79	3.79
Investor C	(6.34)	(2.20)	(3.11)	4.61	4.61	3.73	3.73
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02	0.02	N/A	0.08	N/A	1.33	N/A
50% MSCI ACWI/50% Citigroup WGBI (hedged into USD)	(4.96)	(1.32)	N/A	5.38	N/A	4.84	N/A
MSCI ACWI	(9.13)	(6.66)	N/A	6.82	N/A	4.58	N/A
Citigroup WGBI (hedged into USD)	(0.80)	3.93	N/A	3.45	N/A	4.26	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$941.00	$ 4.04	$1,000.00	$1,020.91	$ 4.20	0.83%
Service	$1,000.00	$939.50	$ 5.69	$1,000.00	$1,019.20	$ 5.92	1.17%
Investor A	$1,000.00	$940.10	$ 5.35	$1,000.00	$1,019.55	$ 5.57	1.10%
Investor B	$1,000.00	$935.00	$10.38	$1,000.00	$1,014.34	$10.81	2.14%
Investor C	$1,000.00	$936.60	$ 8.64	$1,000.00	$1,016.14	$ 9.00	1.78%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	5

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Government of Japan	8%
Fannie Mae Mortgage-Backed Securities	4
United Kingdom Gilt	3
Freddie Mac Mortgage-Backed Securities	2
U.S. Treasury Notes	2
Ginnie Mae Mortgage-Backed Securities	2
KFW	2
U.S. Treasury Bonds	2
Kingdom of Spain	1
European Investment Bank	1

Portfolio Composition	Percent of Long-Term Investments
Common Stocks	46%
Foreign Government Obligations	20
Corporate Bonds	14
U.S. Government Sponsored Agency Securities	8
Foreign Agency Obligations	6
U.S. Treasury Obligations	4
Asset-Backed Securities	1
Non-Agency Mortgage-Backed Securities	1

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

6	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2015 and held through September 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	7

Schedule of Investments September 30, 2015	(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)		Par (000)	Value
Asset-Backed European Securitisation Transaction S.r.l., Series 9, Class A, 0.65%, 12/10/28 (a)	EUR	153	$171,508
AUTO ABS, Series 2012-3, Class A, 3.25%, 9/27/24		283	315,346
Bumper 6 NL Finance BV, Series 6, Class A, 0.39%, 3/19/29 (a)		400	447,473
Delamare Cards, Series 2015-1, Class A1, 1.16%, 4/19/20 (a)	GBP	500	751,360
Driver Twelve GmbH, Series 12, Class A, 0.25%, 6/21/20 (a)	EUR	322	358,397
E-Carat 5 PLC, Series 5, Class A, 0.91%, 4/18/23 (a)	GBP	436	658,893
Knollwood CDO Ltd., Series 2004-1A, Class C, 3.48%, 1/10/39 (a)(b)	USD	140	1
MOTOR PLC, Series 2015-1X, Class A2, 0.99%, 6/25/22 (a)	GBP	345	521,047
SMART Trust, Series 2014-2E, Class AE, 0.35%, 6/14/21 (a)	EUR	295	328,926
Sunrise Srl:
Series 2014-1, Class A, 0.96%, 5/27/31 (a)		68	75,802
Series 2015-2, Class A, 0.75%, 12/27/32 (a)		500	559,235
Turbo Finance PLC, Series 5, Class A, 0.98%, 8/20/21 (a)	GBP	420	634,747
Total Asset-Backed Securities — 0.8%			4,822,735

Common Stocks		Shares
Aerospace & Defense — 0.7%
Airbus Group SE		14,744	873,145
BAE Systems PLC		801	5,430
CAE, Inc.		354	3,751
Cobham PLC		235	1,017
Meggitt PLC		686	4,949
MTU Aero Engines AG		7,463	624,810
QinetiQ Group PLC		1,262	4,312
Rolls-Royce Holdings PLC		333	3,416
Safran SA		15,119	1,136,828
Thales SA		12,482	870,312
Ultra Electronics Holdings PLC		204	5,291
Zodiac Aerospace		35,100	805,909

			4,339,170

Common Stocks	Shares	Value
Air Freight & Logistics — 0.6%
Bollore SA	11,246	$54,830
bpost SA	30,002	713,440
Cia de Distribucion Integral Logista Holdings SA	23,482	443,065
Deutsche Post AG, Registered Shares	53,599	1,484,862
Kintetsu World Express, Inc.	4,400	77,602
Oesterreichische Post AG	5,007	171,913
PostNL NV (c)	82,003	299,764
TNT Express NV	55,241	421,546
Yamato Holdings Co. Ltd.	9,100	174,230

		3,841,252
Airlines — 0.2%
Air France-KLM (c)	47,189	329,931
ANA Holdings, Inc.	78,000	218,511
Deutsche Lufthansa AG, Registered Shares	27,482	382,573
International Consolidated Airlines Group SA (c)	4,911	43,998

		975,013
Auto Components — 0.5%
Aisin Seiki Co. Ltd.	5,400	181,181
Bridgestone Corp.	9,100	314,916
Calsonic Kansei Corp.	11,000	82,602
Cie Generale des Etablissements Michelin	44	4,026
Denso Corp.	8,600	364,286
Eagle Industry Co. Ltd.	3,200	57,262
Exedy Corp.	3,300	73,211
FCC Co. Ltd.	4,300	68,999
GKN PLC	711	2,888
Koito Manufacturing Co. Ltd.	4,600	150,311
Mitsuba Corp.	2,700	36,205
NGK Spark Plug Co. Ltd.	6,000	137,735
NHK Spring Co. Ltd.	8,900	86,299
Nifco, Inc.	2,900	99,111
Nippon Seiki Co. Ltd.	5,000	96,941
Nissin Kogyo Co. Ltd.	4,900	73,407
NOK Corp.	4,500	97,361
Showa Corp.	6,300	50,231
Stanley Electric Co. Ltd.	5,200	103,748
Sumitomo Electric Industries Ltd.	14,600	186,780
Sumitomo Rubber Industries Ltd.	6,500	90,228
Tokai Rika Co. Ltd.	4,500	92,911
Topre Corp.	4,600	88,815
Toyo Tire & Rubber Co. Ltd.	4,900	106,064
Toyoda Gosei Co. Ltd.	4,700	92,378

Portfolio Abbreviations
AUD	Australian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty
BRL	Brazilian Real	IDR	Indonesian Rupiah	REIT	Real Estate Investment Trust
CAD	Canadian Dollar	ILS	Israeli Shekel	RON	Romanian New Leu
CDO	Collateralized Debt Obligation	INR	Indian Rupee	S&P	Standard & Poor’s
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
CLP	Chilean Peso	KRW	Korean Won	SGD	Singapore Dollar
COP	Colombian Peso	LIBOR	London Interbank Offered Rate	TBA	To-be-announced
CZK	Czech Koruna	MXN	Mexican Peso	THB	Thai Baht
DKK	Danish Krone	MYR	Malaysian Ringgit	TRY	Turkish Lira
ETF	Exchange-Traded Fund	NOK	Norwegian Krone	TWD	Taiwan New Dollar
EUR	Euro	NZD	New Zealand Dollar	USD	U.S. Dollar
EURIBOR	Euro Interbank Offer Rate	PHP	Philippine Peso	ZAR	South African Rand
GBP	British Pound

See Notes to Financial Statements.

8	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Common Stocks	Shares	Value
Auto Components (continued)
Toyota Industries Corp.	4,500	$214,060
TPR Co. Ltd.	2,300	52,474
TS Tech Co. Ltd.	3,200	87,279
Unipres Corp.	3,300	62,845
Yokohama Rubber Co. Ltd.	5,000	88,186

		3,242,740
Automobiles — 0.8%
Bayerische Motoren Werke AG	5,990	522,586
Daihatsu Motor Co. Ltd.	10,400	120,301
Daimler AG, Registered Shares	10,708	779,580
Fuji Heavy Industries Ltd.	10,600	381,436
Honda Motor Co. Ltd.	13,200	393,977
Isuzu Motors Ltd.	14,900	149,626
Mazda Motor Corp.	11,200	176,975
Mitsubishi Motors Corp.	21,200	162,144
Nissan Motor Co. Ltd.	33,700	309,858
Peugeot SA (c)	6,552	99,280
Porsche Automobil Holding SE, Preference Shares	3,389	144,188
Renault SA	2,848	205,492
Suzuki Motor Corp.	9,600	295,200
Toyota Motor Corp.	13,200	772,832
Volkswagen AG	3,881	457,273
Yamaha Motor Co. Ltd.	6,800	136,804

		5,107,552
Banks — 1.5%
Aozora Bank Ltd.	40,000	138,732
Banca Monte dei Paschi di Siena SpA (c)	78,669	140,180
Banca Popolare dell’Emilia Romagna SC	31,470	259,535
Banco Bilbao Vizcaya Argentaria SA	33,334	281,868
Banco Santander SA	102,552	545,314
Bank of Montreal	36	1,963
Bank of Yokohama Ltd.	25,000	151,951
BB&T Corp.	1,173	41,759
BNP Paribas SA	8,515	501,316
Chiba Bank Ltd.	19,000	134,921
Chugoku Bank Ltd.	8,000	118,732
Citigroup, Inc.	8,974	445,200
Comerica, Inc.	305	12,536
Commerzbank AG (c)	5,154	54,436
Credit Agricole SA	15,314	176,307
Credito Emiliano SpA	28,215	194,219
Erste Group Bank AG	1,378	40,046
Fifth Third Bancorp	1,462	27,646
FinecoBank Banca Fineco SpA	76,729	509,912
Fukuoka Financial Group, Inc.	26,000	123,834
Gunma Bank Ltd.	16,000	102,406
Hachijuni Bank Ltd.	17,000	120,670
Hiroshima Bank Ltd.	20,000	115,586
Hokuhoku Financial Group, Inc.	52,000	119,063
Huntington Bancshares, Inc.	1,988	21,073
ING Groep NV — CVA	28,518	403,107
Iyo Bank Ltd.	10,800	124,154
Joyo Bank Ltd.	25,000	131,704
JPMorgan Chase & Co.	10,254	625,186
KBC Groep NV	396	25,044
Keiyo Bank Ltd.	15,000	79,789
KeyCorp.	1,938	25,213
M&T Bank Corp.	210	25,610
Mitsubishi UFJ Financial Group, Inc.	82,800	500,297
Mizuho Financial Group, Inc.	213,400	399,186
Natixis SA	876	4,850
Nishi-Nippon City Bank Ltd.	36,000	98,921
North Pacific Bank Ltd.	78,200	310,018

Common Stocks	Shares	Value
Banks (continued)
People’s United Financial, Inc.	4,637	$72,940
Regions Financial Corp.	2,251	20,282
Resona Holdings, Inc.	41,700	212,472
Royal Bank of Scotland Group PLC (c)	376	1,794
Senshu Ikeda Holdings, Inc.	15,700	68,153
Seven Bank Ltd.	32,200	139,364
Shinsei Bank Ltd.	70,000	143,895
Shizuoka Bank Ltd.	14,000	140,502
Société Générale SA	5,111	228,417
Sumitomo Mitsui Financial Group, Inc.	11,000	417,123
Sumitomo Mitsui Trust Holdings, Inc.	57,000	208,908
SunTrust Banks, Inc.	215	8,222
Suruga Bank Ltd.	6,700	124,670
Toronto-Dominion Bank	76	2,996
U.S. Bancorp	2,795	114,623
Wells Fargo & Co.	13,190	677,307
Yamaguchi Financial Group, Inc.	9,000	110,322
Zions Bancorporation	631	17,378

		9,841,652
Beverages — 0.5%
Anheuser-Busch InBev NV	11,046	1,174,810
Asahi Group Holdings Ltd.	7,400	240,080
Brown-Forman Corp., Class B	86	8,333
Coca-Cola Co.	10,866	435,944
Coca-Cola Enterprises, Inc.	325	15,714
Constellation Brands, Inc., Class A	391	48,957
Dr. Pepper Snapple Group, Inc.	568	44,900
Heineken NV	3,225	261,125
Ito En Ltd.	4,500	94,158
Kirin Holdings Co. Ltd.	15,100	198,063
Molson Coors Brewing Co., Class B	486	40,348
Monster Beverage Corp. (c)	397	53,651
PepsiCo, Inc.	4,146	390,968
Pernod Ricard SA	1,302	131,461

		3,138,512
Biotechnology — 0.3%
Alexion Pharmaceuticals, Inc. (c)	813	127,145
Amgen, Inc.	2,461	340,406
Baxalta, Inc.	1,857	58,514
Biogen, Inc. (c)	720	210,103
Celgene Corp. (c)	2,508	271,290
Gilead Sciences, Inc.	4,743	465,715
Regeneron Pharmaceuticals, Inc. (c)	241	112,099
Vertex Pharmaceuticals, Inc. (c)	798	83,104

		1,668,376
Building Products — 0.4%
Aica Kogyo Co. Ltd.	4,300	86,030
Asahi Glass Co. Ltd.	27,000	157,770
Bunka Shutter Co. Ltd.	7,000	50,270
Cie de Saint-Gobain	32,512	1,411,040
Daikin Industries Ltd.	4,200	235,561
LIXIL Group Corp.	7,100	144,501
Nichias Corp.	10,000	60,026
Sankyo Tateyama, Inc.	2,700	41,920
Sanwa Holdings Corp.	11,900	81,919
TOTO Ltd.	4,000	124,655
Wienerberger AG	909	16,017

		2,409,709
Capital Markets — 0.3%
Ameriprise Financial, Inc.	251	27,392
Anima Holding SpA	8,158	71,376
Azimut Holding SpA	5,816	124,809

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	9

Schedule of Investments (continued)

Common Stocks	Shares	Value
Capital Markets (continued)
Banca Generali SpA	5,308	$149,735
Bank of New York Mellon Corp.	2,741	107,310
Charles Schwab Corp.	2,298	65,631
Daiwa Securities Group, Inc.	30,000	194,115
E*TRADE Financial Corp. (c)	683	17,983
Goldman Sachs Group, Inc.	1,022	177,583
Ichiyoshi Securities Co. Ltd.	4,900	42,557
Invesco Ltd.	510	15,927
Jafco Co. Ltd.	2,400	94,836
kabu.com Securities Co. Ltd.	25,400	82,417
Kyokuto Securities Co. Ltd.	3,400	45,575
Legg Mason, Inc.	873	36,326
Matsui Securities Co. Ltd.	9,300	80,643
Morgan Stanley	3,580	112,770
Nomura Holdings, Inc.	44,100	255,973
Northern Trust Corp.	633	43,145
Okasan Securities Group, Inc.	10,000	60,366
SBI Holdings, Inc.	9,200	103,950
State Street Corp.	613	41,200
T. Rowe Price Group, Inc.	767	53,307
Tokai Tokyo Financial Holdings, Inc.	12,200	72,661

		2,077,587
Chemicals — 2.0%
Air Liquide SA	16,731	1,983,508
Air Water, Inc.	5,000	75,104
Akzo Nobel NV	11,163	726,037
Arkema SA	4,108	266,274
Asahi Kasei Corp.	21,000	148,080
BASF SE	33,546	2,565,725
Croda International PLC	80	3,283
Daicel Corp.	10,300	126,441
Denki Kagaku Kogyo KK	22,000	86,810
DIC Corp.	29,000	65,054
Evonik Industries AG	25,736	861,712
FUCHS PETROLUB SE	12,395	548,609
Hitachi Chemical Co. Ltd.	6,200	85,543
Johnson Matthey PLC	99	3,670
JSR Corp.	8,000	115,319
K+S AG	8,866	297,486
Kansai Paint Co. Ltd.	7,000	95,203
Koninklijke DSM NV	5,601	258,497
Kuraray Co. Ltd.	11,000	137,094
Linde AG	6,304	1,023,930
Mitsubishi Chemical Holdings Corp.	31,100	162,391
Nihon Parkerizing Co. Ltd.	7,400	60,506
Nippon Kayaku Co. Ltd.	8,000	83,293
Nippon Paint Holdings Co. Ltd.	4,900	85,700
Nippon Synthetic Chemical Industry Co. Ltd.	8,000	50,035
Nissan Chemical Industries Ltd.	5,200	114,340
Nitto Denko Corp.	3,300	197,646
NOF Corp.	11,000	75,452
OCI NV (c)	38,509	987,842
Shin-Etsu Chemical Co. Ltd.	5,600	287,191
Solvay SA	1,853	189,378
Sumitomo Chemical Co. Ltd.	40,000	202,269
Symrise AG	1,877	113,096
Taiyo Holdings Co. Ltd.	2,400	73,569
Taiyo Nippon Sanso Corp.	10,000	95,001
Toray Industries, Inc.	26,000	224,776
Tosoh Corp.	21,000	101,064
Umicore SA	11,734	452,540
Victrex PLC	103	2,764
Zeon Corp.	10,000	78,972

		13,111,204

Common Stocks	Shares	Value
Commercial Services & Supplies — 0.6%
Aeon Delight Co. Ltd.	3,000	$86,640
Babcock International Group PLC	115	1,591
Berendsen PLC	110	1,673
Bilfinger SE	8,847	328,061
Brambles Ltd.	757	5,200
Dai Nippon Printing Co. Ltd.	20,000	193,247
Edenred	20,703	339,005
Elior	38,086	729,467
G4S PLC	872	3,048
HomeServe PLC	430	2,640
Park24 Co. Ltd.	4,900	91,962
Pilot Corp.	2,800	115,878
Prosegur Cia de Seguridad SA	98,436	473,999
Regus PLC	895	4,164
Rentokil Initial PLC	1,564	3,494
Secom Co. Ltd.	3,700	222,520
Societe BIC SA	5,336	829,164
Sohgo Security Services Co. Ltd.	4,000	182,672

		3,614,425
Communications Equipment — 0.1%
Alcatel-Lucent (c)	10,446	38,543
Cisco Systems, Inc.	13,362	350,753
F5 Networks, Inc. (c)	513	59,405
Harris Corp.	399	29,187
Hitachi Kokusai Electric, Inc.	6,000	63,401
Juniper Networks, Inc.	943	24,245
Motorola Solutions, Inc.	701	47,934
QUALCOMM, Inc.	4,673	251,080

		864,548
Construction & Engineering — 1.4%
ACS Actividades de Construccion y Servicios SA	31,837	916,020
Arcadis NV	13,176	310,428
Boskalis Westminster NV	2,886	126,328
Bouygues SA	18,888	670,317
Chiyoda Corp.	12,000	82,005
Cie d’Entreprises CFE	3,206	406,849
COMSYS Holdings Corp.	7,700	91,842
Eiffage SA	22,564	1,395,825
Ferrovial SA	82,348	1,969,791
Fomento de Construcciones y Contratas SA (c)(d)	72,078	532,630
Hazama Ando Corp.	13,700	87,634
JGC Corp.	7,000	92,870
Kajima Corp.	34,000	180,433
Kyowa Exeo Corp.	7,100	68,660
Maeda Road Construction Co. Ltd.	6,000	105,305
Nippo Corp.	5,000	85,217
Obayashi Corp.	24,000	204,773
Obrascon Huarte Lain SA (d)	1,651	21,773
Shimizu Corp.	25,000	214,655
Sumitomo Mitsui Construction Co. Ltd.	54,800	66,233
Taisei Corp.	28,000	182,535
Toshiba Plant Systems & Services Corp.	6,600	64,637
Vinci SA	21,377	1,359,342

		9,236,102
Construction Materials — 0.5%
Buzzi Unicem SpA	30,979	517,845
HeidelbergCement AG	11,488	788,908
Imerys SA	12,262	787,746
Italcementi SpA	47,876	531,413
James Hardie Industries PLC	398	4,804
Sumitomo Osaka Cement Co. Ltd.	27,000	95,878

See Notes to Financial Statements.

10	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Common Stocks	Shares	Value
Construction Materials (continued)
Taiheiyo Cement Corp.	34,000	$101,877
Vicat	4,398	274,729

		3,103,200
Consumer Finance — 0.2%
Acom Co. Ltd. (c)	43,200	221,049
AEON Financial Service Co. Ltd.	4,900	96,951
Aiful Corp. (c)	25,000	92,808
American Express Co.	2,310	171,240
Capital One Financial Corp.	1,158	83,978
Credit Saison Co. Ltd.	5,700	103,553
Discover Financial Services	1,285	66,807
Hitachi Capital Corp.	4,400	107,390
J Trust Co. Ltd.	9,700	77,773
Navient Corp.	2,695	30,292
Orient Corp. (c)	47,200	80,031

		1,131,872
Containers & Packaging — 0.0%
DS Smith PLC	350	2,091
FP Corp.	2,400	88,959
Rexam PLC	454	3,605

		94,655
Distributors — 0.0%
Genuine Parts Co.	275	22,795
Diversified Consumer Services — 0.0%
Benesse Holdings, Inc.	4,400	117,639
Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc., Class B (c)	5,775	753,060
Century Tokyo Leasing Corp.	3,200	92,641
CME Group, Inc.	919	85,228
Eurazeo SA	6,556	436,661
Fuyo General Lease Co. Ltd.	1,800	69,150
IBJ Leasing Co. Ltd.	2,800	54,594
Intercontinental Exchange, Inc.	348	81,777
Japan Exchange Group, Inc.	9,800	143,259
KBC Ancora	9,268	357,539
Leucadia National Corp.	1,145	23,198
McGraw Hill Financial, Inc.	234	20,241
Mitsubishi UFJ Lease & Finance Co. Ltd.	22,400	98,682
Moody’s Corp.	236	23,175
Nasdaq, Inc.	602	32,105
Onex Corp.	43	2,482
ORIX Corp.	18,000	232,188
Ricoh Leasing Co. Ltd.	2,000	54,194
Wendel SA	5,511	646,153

		3,206,327
Diversified Telecommunication Services — 0.5%
AT&T Inc.	19,023	619,769
CenturyLink, Inc.	1,615	40,569
Deutsche Telekom AG, Registered Shares	29,490	524,970
Frontier Communications Corp.	2,517	11,956
Iliad SA	159	32,165
Koninklijke KPN NV	9,528	35,734
Level 3 Communications, Inc. (c)	729	31,850
Nippon Telegraph & Telephone Corp.	15,400	542,444
Orange SA	16,249	246,324
Telefonica Deutschland Holding AG	5,663	34,629
Telefonica SA	31,042	376,603
Verizon Communications, Inc.	12,611	548,705

		3,045,718
Electric Utilities — 0.3%
American Electric Power Co, Inc.	858	48,786

Common Stocks	Shares	Value
Electric Utilities (continued)
Duke Energy Corp.	1,814	$130,499
Edison International	677	42,698
Electricite de France SA	15,725	277,666
Endesa SA	255	5,378
Entergy Corp.	804	52,340
Eversource Energy	740	37,459
Exelon Corp.	2,631	78,141
FirstEnergy Corp.	1,058	33,126
Iberdrola SA (c)	33,595	223,852
NextEra Energy, Inc.	707	68,968
Pepco Holdings, Inc.	1,100	26,642
Pinnacle West Capital Corp.	672	43,102
PPL Corp.	1,621	53,315
Southern Co.	2,671	119,394
Tohoku Electric Power Co., Inc.	15,500	210,049
Tokyo Electric Power Co., Inc. (c)	42,900	286,556
Xcel Energy, Inc.	1,045	37,003

		1,774,974
Electrical Equipment — 0.5%
Alstom SA (c)	906	28,024
Fuji Electric Co. Ltd.	21,000	76,160
Gamesa Corp Tecnologica SA	19,060	264,589
GS Yuasa Corp.	20,000	75,496
Legrand SA	12,394	659,402
Mitsubishi Electric Corp.	25,000	229,014
Nexans SA	1,620	54,725
Nidec Corp.	4,400	302,570
OSRAM Licht AG	2,924	151,488
Prysmian SpA	18,165	375,460
Schneider Electric SE	11,800	660,792
SGL Carbon SE (d)	13,486	214,893

		3,092,613
Electronic Equipment, Instruments & Components — 0.4%
Alps Electric Co. Ltd.	5,400	152,496
Anritsu Corp.	9,900	60,220
Electrocomponents PLC	876	2,380
Enplas Corp.	1,600	55,334
Halma PLC	444	4,855
Hamamatsu Photonics KK	4,800	108,630
Hirose Electric Co. Ltd.	1,155	125,738
Hitachi High-Technologies Corp.	4,000	86,613
Hitachi Ltd.	50,000	252,302
Horiba Ltd.	2,400	87,506
Hoya Corp.	6,500	212,887
Japan Aviation Electronics Industry Ltd.	4,000	60,081
Keyence Corp.	600	267,947
Kyocera Corp.	5,400	247,320
Murata Manufacturing Co. Ltd.	2,300	297,101
Oki Electric Industry Co. Ltd.	39,000	60,816
Omron Corp.	4,000	120,409
Shimadzu Corp.	11,000	158,810
Spectris PLC	126	3,224
Tabuchi Electric Co. Ltd.	4,300	28,053
TDK Corp.	3,100	175,329
Topcon Corp.	4,700	61,537
Yaskawa Electric Corp.	7,300	74,496
Yokogawa Electric Corp.	11,700	122,465

		2,826,549
Energy Equipment & Services — 0.1%
Baker Hughes, Inc.	804	41,840
Cameron International Corp. (c)	473	29,004
Diamond Offshore Drilling, Inc.	345	5,969
Ensco PLC, Class A	534	7,519

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	11

Schedule of Investments (continued)

Common Stocks	Shares	Value
Energy Equipment & Services (continued)
FMC Technologies, Inc. (c)	548	$16,988
Halliburton Co.	2,274	80,386
National Oilwell Varco, Inc.	826	31,099
Schlumberger Ltd.	3,571	246,292
Technip SA	895	42,355

		501,452
Food & Staples Retailing — 0.6%
Aeon Co. Ltd.	18,800	291,661
Ain Pharmaciez, Inc.	1,900	96,979
Carrefour SA	4,388	130,045
Cosmos Pharmaceutical Corp.	700	82,352
Costco Wholesale Corp.	1,181	170,737
CVS Health Corp.	2,710	261,461
FamilyMart Co. Ltd.	3,300	150,456
Koninklijke Ahold NV	4,303	83,944
Kroger Co.	2,196	79,210
Kusuri No Aoki Co. Ltd.	2,000	105,751
Lawson, Inc.	2,300	169,700
Matsumotokiyoshi Holdings Co. Ltd.	2,400	106,477
METRO AG	908	25,123
Mitsubishi Shokuhin Co. Ltd.	3,700	84,475
Seven & i Holdings Co. Ltd.	8,900	406,135
Sonae SGPS SA	212,662	262,270
Sugi Holdings Co. Ltd.	2,400	107,716
Sundrug Co. Ltd.	2,200	115,815
Sysco Corp.	2,112	82,305
Tsuruha Holdings, Inc.	1,700	146,503
Valor Co. Ltd.	3,200	80,212
Walgreens Boots Alliance, Inc.	2,279	189,385
Wal-Mart Stores, Inc.	3,696	239,649
Welcia Holdings Co. Ltd.	2,200	106,679
Whole Foods Market, Inc.	1,234	39,056

		3,614,096
Food Products — 0.5%
Ajinomoto Co., Inc.	9,000	189,792
Archer-Daniels-Midland Co.	1,630	67,564
Calbee, Inc.	3,600	116,496
Campbell Soup Co.	682	34,564
ConAgra Foods, Inc.	1,377	55,782
Danone SA	4,031	254,451
Ezaki Glico Co. Ltd.	3,300	152,509
General Mills, Inc.	1,707	95,814
Hershey Co.	694	63,765
JM Smucker Co.	329	37,536
Kellogg Co.	1,063	70,743
Keurig Green Mountain, Inc.	494	25,757
Kewpie Corp.	5,800	115,362
Kikkoman Corp.	5,000	137,716
Kraft Heinz Co.	1,652	116,598
Maruha Nichiro Corp.	4,000	57,465
McCormick & Co, Inc., Non-Voting Shares	602	49,472
Mead Johnson Nutrition Co.	827	58,221
MEIJI Holdings Co. Ltd.	2,800	205,326
Mondelez International, Inc., Class A	4,178	174,933
NH Foods Ltd.	6,000	122,441
Nichirei Corp.	16,000	100,231
Nissin Foods Holdings Co. Ltd.	3,600	165,611
Saputo, Inc.	112	2,459
Suedzucker AG	822	14,948
Tate & Lyle PLC	562	5,008
Toyo Suisan Kaisha Ltd.	3,600	136,483
Tyson Foods, Inc., Class A	1,272	54,823
Unilever NV	13,200	529,125

Common Stocks	Shares	Value
Food Products (continued)
Yakult Honsha Co. Ltd.	3,400	$169,362

		3,380,357
Gas Utilities — 0.1%
AGL Resources, Inc.	610	37,234
Osaka Gas Co. Ltd.	41,000	155,448
Tokyo Gas Co. Ltd.	35,000	169,306

		361,988
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories	3,465	139,362
Asahi Intecc Co. Ltd.	3,200	115,337
Baxter International, Inc.	2,811	92,341
Becton Dickinson & Co.	774	102,679
Boston Scientific Corp. (c)	3,199	52,496
CR Bard, Inc.	279	51,980
DENTSPLY International, Inc.	908	45,918
Edwards Lifesciences Corp. (c)	323	45,921
Intuitive Surgical, Inc. (c)	148	68,018
Medtronic PLC	3,802	254,506
Nakanishi, Inc.	2,300	85,563
Nihon Kohden Corp.	4,000	66,304
Olympus Corp.	6,000	187,190
St. Jude Medical, Inc.	835	52,680
Stryker Corp.	449	42,251
Sysmex Corp.	3,600	190,122
Terumo Corp.	7,400	209,440
Varian Medical Systems, Inc. (c)	1,135	83,740
Zimmer Biomet Holdings, Inc.	543	51,004

		1,936,852
Health Care Providers & Services — 0.5%
Aetna, Inc.	826	90,373
Alfresa Holdings Corp.	8,000	136,619
AmerisourceBergen Corp.	659	62,598
Anthem, Inc.	670	93,800
Cardinal Health, Inc.	1,180	90,648
Cigna Corp.	592	79,932
DaVita HealthCare Partners, Inc. (c)	1,150	83,180
Express Scripts Holding Co. (c)	2,232	180,703
Fresenius Medical Care AG & Co. KGaA	71	5,549
HCA Holdings, Inc. (c)	978	75,658
Henry Schein, Inc. (c)	585	77,641
Humana, Inc.	372	66,588
Korian SA	10,093	380,182
Laboratory Corp. of America Holdings (c)	570	61,828
McKesson Corp.	642	118,789
Medipal Holdings Corp.	9,100	144,390
Miraca Holdings, Inc.	2,100	89,057
Orpea	5,558	442,225
Patterson Cos., Inc.	2,095	90,609
Quest Diagnostics, Inc.	677	41,615
Rhoen-Klinikum AG	19,539	553,318
Ship Healthcare Holdings, Inc.	3,200	68,994
Tenet Healthcare Corp. (c)	699	25,807
UnitedHealth Group, Inc.	2,378	275,872
Universal Health Services, Inc., Class B	223	27,833

		3,363,808
Health Care Technology — 0.0%
Cerner Corp. (c)	644	38,614
M3, Inc.	7,900	156,995

		195,609

See Notes to Financial Statements.

12	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure — 0.1%
Accor SA	199	$9,331
Chipotle Mexican Grill, Inc. (c)	68	48,977
Compass Group PLC	245	3,913
HIS Co. Ltd.	3,400	111,166
InterContinental Hotels Group PLC	102	3,534
McDonald’s Corp.	1,980	195,089
Merlin Entertainments PLC	615	3,465
Oriental Land Co. Ltd.	4,000	223,372
Resorttrust, Inc.	4,400	109,463
Sodexo SA	28	2,323
Starbucks Corp.	2,811	159,777
Yum! Brands, Inc.	484	38,696

		909,106
Household Durables — 0.3%
Casio Computer Co. Ltd.	7,400	134,693
DR Horton, Inc.	276	8,103
Fujitsu General Ltd.	5,000	54,538
Harman International Industries, Inc.	64	6,143
Haseko Corp.	10,800	122,346
Iida Group Holdings Co. Ltd.	10,200	159,573
Lennar Corp., Class A	243	11,696
Misawa Homes Co. Ltd.	4,900	29,682
Nikon Corp.	11,100	134,237
Panasonic Corp.	30,900	312,712
Pressance Corp.	1,600	62,530
PulteGroup, Inc.	380	7,171
Rinnai Corp.	1,700	129,703
Sekisui Chemical Co. Ltd.	11,000	115,781
Sekisui House Ltd.	12,300	192,666
Starts Corp., Inc.	4,100	63,480
Sumitomo Forestry Co. Ltd.	7,800	87,368
Whirlpool Corp.	49	7,216

		1,639,638
Household Products — 0.2%
Clorox Co.	1,213	140,138
Colgate-Palmolive Co.	3,007	190,824
Kimberly-Clark Corp.	1,441	157,127
Pigeon Corp.	4,200	98,136
Procter & Gamble Co.	8,514	612,497
Reckitt Benckiser Group PLC	20	1,814
Unicharm Corp.	9,800	173,576

		1,374,112
Independent Power and Renewable Electricity Producers — 0.0%
AES Corp.	706	6,912
Electric Power Development Co. Ltd.	4,700	143,441
NRG Energy, Inc.	1,368	20,315

		170,668
Industrial Conglomerates — 0.4%
DCC PLC	22	1,662
Keihan Electric Railway Co. Ltd.	18,000	120,056
Koninklijke Philips NV	26,098	614,007
Rheinmetall AG	619	38,062
Siemens AG, Registered Shares (c)	21,453	1,916,556
Smiths Group PLC	191	2,910
Toshiba Corp.	58,000	146,117

		2,839,370
Insurance — 0.7%
Aegon NV	2,570	14,737
Aflac, Inc.	456	26,507
Allianz SE	1,614	253,549
Allstate Corp.	997	58,065
American International Group, Inc.	2,221	126,197

Common Stocks	Shares	Value
Insurance (continued)
Aon PLC	235	$20,823
Assurant, Inc.	575	45,431
AXA SA	8,998	218,463
Chubb Corp.	516	63,287
Cincinnati Financial Corp.	411	22,112
CNP Assurances	57,309	796,304
Dai-ichi Life Insurance Co. Ltd.	16,500	262,677
Grupo Catalana Occidente SA	14,170	407,759
Lancashire Holdings Ltd.	508	5,314
Loews Corp.	570	20,600
Manulife Financial Corp.	233	3,604
Marsh & McLennan Cos., Inc.	674	35,196
MetLife, Inc.	1,470	69,311
MS&AD Insurance Group Holdings, Inc.	8,300	222,688
Progressive Corp.	354	10,847
Prudential Financial, Inc.	590	44,964
Sompo Japan Nipponkoa Holdings, Inc.	6,900	200,409
Sony Financial Holdings, Inc.	8,300	136,227
T&D Holdings, Inc.	11,800	139,380
Tokio Marine Holdings, Inc.	7,800	291,408
Torchmark Corp.	674	38,014
Travelers Cos., Inc.	900	89,577
Unipol Gruppo Finanziario SpA	66,336	291,482
UnipolSai SpA	245,129	533,039
UNIQA Insurance Group AG	6,425	55,712
Unum Group	335	10,747
XL Group PLC	1,144	41,550

		4,555,980
Internet & Catalog Retail — 0.2%
Amazon.com, Inc. (c)	1,146	586,626
Expedia, Inc.	196	23,065
Netflix Inc. (c)	1,462	150,966
Priceline Group, Inc. (c)	153	189,240
Rakuten, Inc.	16,200	207,076
Start Today Co. Ltd.	4,200	139,021
TripAdvisor, Inc. (c)	204	12,856

		1,308,850
Internet Software & Services — 0.5%
Akamai Technologies, Inc. (c)	973	67,195
COOKPAD, Inc.	7,200	151,997
Dena Co. Ltd.	100	1,856
eBay, Inc. (c)	6,178	150,990
F@N Communications, Inc.	10,200	67,132
Facebook, Inc., Class A (c)	7,021	631,188
GMO internet, Inc.	5,600	72,574
Google, Inc., Class A (c)	930	593,684
Google, Inc., Class C (c)	931	566,439
Gree, Inc.	14,400	64,498
Kakaku.com, Inc.	7,600	123,427
Mixi, Inc.	3,200	109,514
VeriSign, Inc. (c)	1,291	91,093
Yahoo Japan Corp.	79,100	301,133
Yahoo!, Inc. (c)	3,499	101,156

		3,093,876
IT Services — 0.5%
Accenture PLC, Class A	1,294	127,148
Alliance Data Systems Corp. (c)	246	63,709
Amadeus IT Holding SA, A Shares	1,091	46,744
Automatic Data Processing, Inc.	1,219	97,959
Cap Gemini SA	716	63,941
Cognizant Technology Solutions Corp., Class A (c)	1,490	93,289
Computer Sciences Corp.	735	45,114

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	13

Schedule of Investments (continued)

Common Stocks	Shares	Value
IT Services (continued)
Fidelity National Information Services, Inc.	952	$63,860
Fiserv, Inc. (c)	702	60,800
Fujitsu Ltd.	32,000	139,194
International Business Machines Corp.	2,848	412,875
Itochu Techno-Solutions Corp.	5,000	106,636
MasterCard, Inc., Class A	2,261	203,761
NEC Networks & System Integration Corp.	4,100	73,302
Nomura Research Institute Ltd.	5,390	206,907
NS Solutions Corp.	3,200	135,253
NTT Data Corp.	4,900	247,041
Obic Co. Ltd.	3,300	150,956
Otsuka Corp.	2,800	136,426
Paychex, Inc.	1,724	82,114
PayPal Holdings, Inc. (c)	3,566	110,689
SCSK Corp.	4,100	153,916
Teradata Corp. (c)	776	22,473
Total System Services, Inc.	570	25,895
Transcosmos, Inc.	3,800	92,666
Visa, Inc., Class A	5,221	363,695
Western Union Co.	2,239	41,108
Xerox Corp.	3,845	37,412

		3,404,883
Leisure Products — 0.1%
Bandai Namco Holdings, Inc.	7,600	176,386
Heiwa Corp.	4,600	78,892
Mattel, Inc.	938	19,754
Sega Sammy Holdings, Inc.	10,400	101,491
Shimano, Inc.	1,500	210,744
Universal Entertainment Corp.	4,500	79,387
Yamaha Corp.	7,100	157,252

		823,906
Life Sciences Tools & Services — 0.0%
Agilent Technologies, Inc.	1,626	55,821
PerkinElmer, Inc.	989	45,454
Thermo Fisher Scientific, Inc.	1,181	144,413
Waters Corp. (c)	492	58,159

		303,847
Machinery — 0.8%
ANDRITZ AG	3,015	135,859
Bodycote PLC	391	3,258
CNH Industrial NV (c)	85,518	557,440
Construcciones y Auxiliar de Ferrocarriles SA	5	1,542
DMG MORI SEIKI AG	9,368	359,895
Duerr AG	191	13,437
Ebara Corp.	20,000	73,883
FANUC Corp.	1,900	292,294
Hino Motors Ltd.	10,500	107,004
Hitachi Construction Machinery Co. Ltd.	6,700	89,797
Hoshizaki Electric Co. Ltd.	2,300	161,222
IHI Corp.	35,000	89,937
IMI PLC	219	3,147
JTEKT Corp.	9,400	131,609
Kawasaki Heavy Industries Ltd.	31,000	107,022
KION Group AG	2,374	105,491
Komatsu Ltd.	12,100	177,609
Kubota Corp.	16,000	220,199
KUKA AG (d)	3,324	255,099
Makita Corp.	3,300	175,537
Melrose Industries PLC	955	3,820
Minebea Co. Ltd.	9,000	95,539
Mitsubishi Heavy Industries Ltd.	44,000	196,779
Mitsui Engineering & Shipbuilding Co. Ltd.	50,000	72,144
Nabtesco Corp.	4,000	73,080

Common Stocks	Shares	Value
Machinery (continued)
Nachi-Fujikoshi Corp.	15,000	$62,201
Namura Shipbuilding Co. Ltd.	6,000	43,843
NGK Insulators Ltd.	7,000	133,948
NSK Ltd.	11,000	106,623
Obara Group, Inc.	1,500	58,911
OKUMA Corp.	9,000	56,276
OSG Corp.	4,600	87,094
Rational AG	547	218,841
Rotork PLC	745	1,861
SMC Corp.	900	197,063
Spirax-Sarco Engineering PLC	65	2,759
Sumitomo Heavy Industries Ltd.	22,000	87,177
Tadano Ltd.	6,000	66,594
Takuma Co. Ltd.	8,000	60,332
THK Co. Ltd.	5,600	89,200
Tsubakimoto Chain Co.	10,000	62,673
Vesuvius PLC	529	2,829
Zardoya Otis SA	380	4,102

		4,844,970
Marine — 0.0%
Kawasaki Kisen Kaisha Ltd.	44,000	96,741
Nippon Yusen KK	55,000	127,459

		224,200
Media — 0.6%
Altice NV, Class A (c)	8,436	176,510
Atresmedia Corp de Medios de Comunicacion SA	35,362	450,202
Avex Group Holdings, Inc.	3,900	44,318
CBS Corp., Class B, Non-Voting Shares	638	25,456
Comcast Corp., Class A	6,601	375,465
CTS Eventim AG & Co. KGaA	7,705	285,786
CyberAgent, Inc.	2,000	78,237
Daiichikosho Co. Ltd.	2,900	102,788
Dentsu, Inc.	4,500	230,941
Discovery Communications, Inc., Class A (c)	412	10,724
Eutelsat Communications SA	63	1,932
Fuji Media Holdings, Inc.	9,100	106,038
Hakuhodo DY Holdings, Inc.	12,400	117,562
Informa PLC	506	4,308
JCDecaux SA	39	1,418
Kadokawa Dwango (c)	4,700	62,399
Nippon Television Holdings, Inc.	8,900	143,792
NOS SGPS SA	35,153	290,369
Numericable-SFR SAS (c)	1,969	91,154
Pearson PLC	167	2,855
Publicis Groupe SA	589	40,254
Reed Elsevier NV	858	14,017
Reed Elsevier PLC	311	5,334
Scripps Networks Interactive, Inc., Class A	348	17,118
Sky PLC	141	2,231
Time Warner Cable, Inc.	582	104,393
Time Warner, Inc.	1,934	132,963
Toho Co. Ltd.	5,200	118,526
UBM PLC	700	5,154
Usen Corp. (c)	17,000	42,539
Viacom, Inc., Class B	460	19,849
Vivendi SA	6,012	142,435
Walt Disney Co.	3,593	367,205
Wolters Kluwer NV	117	3,608
WPP PLC	234	4,872

		3,622,752

See Notes to Financial Statements.

14	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Common Stocks	Shares	Value
Metals & Mining — 0.3%
Acerinox SA	9,577	$85,633
Anglo American PLC	86	718
Antofagasta PLC	200	1,515
APERAM SA (c)	8,638	233,581
ArcelorMittal	22,528	116,828
Asahi Holdings, Inc.	3,100	46,570
Aurubis AG	289	18,394
Dowa Holdings Co. Ltd.	10,000	75,778
Hitachi Metals Ltd.	10,000	116,129
JFE Holdings, Inc.	9,300	122,146
Kobe Steel Ltd.	80,000	86,742
Mitsubishi Materials Corp.	34,000	103,306
Mitsui Mining & Smelting Co. Ltd.	35,000	62,900
Newmont Mining Corp.	5,586	89,767
Nippon Steel & Sumitomo Metal Corp.	10,800	196,806
Randgold Resources Ltd.	26	1,532
Sumitomo Metal Mining Co. Ltd.	11,000	124,957
ThyssenKrupp AG	5,306	93,237
voestalpine AG	4,616	158,711

		1,735,250
Multiline Retail — 0.2%
Dollar General Corp.	1,040	75,338
Dollar Tree, Inc. (c)	891	59,394
Don Quijote Holdings Co. Ltd.	3,400	128,097
Isetan Mitsukoshi Holdings Ltd.	10,800	162,046
Izumi Co. Ltd.	2,600	105,244
J Front Retailing Co. Ltd.	8,300	134,448
Kohl’s Corp.	726	33,621
Macy’s, Inc.	1,043	53,527
Marui Group Co. Ltd.	11,300	136,303
Nordstrom, Inc.	543	38,939
Ryohin Keikaku Co. Ltd.	700	142,526
Seria Co. Ltd.	2,100	103,626
Takashimaya Co. Ltd.	13,000	105,038
Target Corp.	1,647	129,553

		1,407,700
Multi-Utilities — 0.3%
A2A SpA	392,428	487,188
Ameren Corp.	804	33,985
CenterPoint Energy, Inc.	1,551	27,980
CMS Energy Corp.	1,502	53,051
Consolidated Edison, Inc.	1,099	73,468
Dominion Resources, Inc.	1,000	70,380
DTE Energy Co.	602	48,383
E.ON SE	25,551	219,265
Engie	21,567	348,966
National Grid PLC	1,167	16,253
PG&E Corp.	902	47,626
Public Service Enterprise Group, Inc.	857	36,131
RWE AG	7,598	86,342
SCANA Corp.	756	42,533
Sempra Energy	184	17,796
TECO Energy, Inc.	197	5,173
WEC Energy Group, Inc.	1,016	53,056

		1,667,576
Oil, Gas & Consumable Fuels — 0.7%
Anadarko Petroleum Corp.	1,696	102,421
Apache Corp.	1,096	42,919
BP PLC	1,056	5,357
Cabot Oil & Gas Corp.	3,351	73,253
Chesapeake Energy Corp.	2,000	14,660
Chevron Corp.	4,569	360,403
Cimarex Energy Co.	338	34,638

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips	3,462	$166,038
CONSOL Energy, Inc.	639	6,262
Devon Energy Corp.	1,193	44,248
Eni SpA	6,996	110,050
EOG Resources, Inc.	1,649	120,047
EQT Corp.	688	44,562
ERG SpA	28,488	398,456
Exxon Mobil Corp.	11,954	888,780
Hess Corp.	736	36,844
Inpex Corp.	23,900	213,684
JX Holdings, Inc.	54,100	195,351
Kinder Morgan, Inc.	4,258	117,861
Longview Energy Co. (Acquired 8/13/04, cost $48,000) (c)(e)	3,200	5,440
Marathon Oil Corp.	1,379	21,237
Marathon Petroleum Corp.	1,080	50,036
Matador Resources Co. (c)	939	19,475
Murphy Oil Corp.	1,411	34,146
Newfield Exploration Co. (c)	274	9,015
Nippon Gas Co. Ltd.	3,100	88,250
Noble Energy, Inc.	1,313	39,626
Occidental Petroleum Corp.	1,783	117,945
OMV AG	1,800	43,798
Phillips 66	965	74,151
Pioneer Natural Resources Co.	452	54,981
Range Resources Corp.	1,447	46,478
Repsol SA	7,107	82,891
Showa Shell Sekiyu KK	14,400	113,512
Southwestern Energy Co. (c)	2,592	32,892
Spectra Energy Corp.	570	14,974
Tesoro Corp.	221	21,490
TOTAL SA	19,144	861,157
Valero Energy Corp.	1,061	63,766
Williams Cos., Inc.	1,227	45,215

		4,816,309
Paper & Forest Products — 0.0%
Daio Paper Corp.	8,000	65,866
Mondi PLC	79	1,656
Norbord, Inc.	6,130	87,414
Oji Holdings Corp.	32,000	137,350

		292,286
Personal Products — 0.3%
Beiersdorf AG	481	42,637
Dr Ci:Labo Co. Ltd.	3,800	71,625
Estee Lauder Cos., Inc., Class A	603	48,650
Kao Corp.	5,900	267,452
Kobayashi Pharmaceutical Co. Ltd.	1,700	128,220
Kose Corp.	2,500	228,173
L’Oreal SA	3,989	693,348
Shiseido Co. Ltd.	10,100	220,248

		1,700,353
Pharmaceuticals — 1.4%
AbbVie, Inc.	5,386	293,052
Allergan PLC (c)	1,233	335,142
Astellas Pharma, Inc.	23,600	305,480
AstraZeneca PLC	59	3,742
Bayer AG, Registered Shares	6,063	777,877
Bristol-Myers Squibb Co.	4,636	274,451
BTG PLC (c)	454	4,493
Chugai Pharmaceutical Co. Ltd.	8,900	273,348
Daiichi Sankyo Co. Ltd.	12,700	220,370
Eisai Co. Ltd.	4,200	247,806
Eli Lilly & Co.	2,700	225,963

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	15

Schedule of Investments (continued)

Common Stocks	Shares	Value
Pharmaceuticals (continued)
Endo International PLC (c)	716	$49,604
Hisamitsu Pharmaceutical Co., Inc.	3,100	103,656
Johnson & Johnson	8,760	817,746
Kaken Pharmaceutical Co. Ltd.	1,500	138,165
KYORIN Holdings, Inc.	4,000	61,207
Kyowa Hakko Kirin Co. Ltd.	13,000	193,799
Mallinckrodt PLC (c)	648	41,433
Merck & Co., Inc.	9,351	461,846
Merck KGaA	311	27,535
Mitsubishi Tanabe Pharma Corp.	11,800	208,242
Mochida Pharmaceutical Co. Ltd.	1,300	75,309
Mylan NV (c)	1,317	53,022
Ono Pharmaceutical Co. Ltd.	2,500	296,414
Otsuka Holdings Co. Ltd.	8,900	284,191
Perrigo Co. PLC	492	77,377
Pfizer, Inc.	18,356	576,562
Rohto Pharmaceutical Co. Ltd.	6,900	105,904
Sanofi	9,277	883,176
Santen Pharmaceutical Co. Ltd.	11,000	147,682
Sawai Pharmaceutical Co. Ltd.	1,500	87,274
Shionogi & Co. Ltd.	6,200	222,240
Sumitomo Dainippon Pharma Co. Ltd.	13,200	131,962
Taisho Pharmaceutical Holdings Co. Ltd.	2,600	149,471
Takeda Pharmaceutical Co. Ltd.	8,300	364,140
Towa Pharmaceutical Co. Ltd.	1,100	70,601
Tsumura & Co.	3,100	67,407
Zoetis, Inc.	1,489	61,317

		8,719,006
Professional Services — 0.3%
Bureau Veritas SA	14,348	302,892
Experian PLC	179	2,874
Intertek Group PLC	108	3,985
Meitec Corp.	2,500	87,201
Michael Page International PLC	263	1,889
Nihon M&A Center, Inc.	3,000	131,100
Randstad Holding NV	21,636	1,293,208
Teleperformance	1,859	141,057
Temp Holdings Co. Ltd.	3,200	146,228
WS Atkins PLC	136	2,864

		2,113,298
Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.	989	87,012
Apartment Investment & Management Co., Class A	1,317	48,755
AvalonBay Communities, Inc.	372	65,033
Boston Properties, Inc.	146	17,286
Cofinimmo SA	5,090	537,361
Crown Castle International Corp.	1,015	80,053
Equinix, Inc.	119	32,535
Equity Residential	445	33,428
Essex Property Trust, Inc.	56	12,512
HCP, Inc.	1,696	63,176
Host Hotels & Resorts, Inc.	740	11,699
Iron Mountain, Inc.	287	8,903
Macerich Co.	402	30,882
Mercialys SA	19,069	412,161
Plum Creek Timber Co., Inc.	845	33,386
Realty Income Corp.	1,210	57,342
Simon Property Group, Inc.	600	110,232
SL Green Realty Corp.	102	11,032
Ventas, Inc.	1,365	76,522
Welltower, Inc.	1,385	93,792
Weyerhaeuser Co.	382	10,444

		1,833,546

Common Stocks	Shares	Value
Real Estate Management & Development — 0.4%
Aeon Mall Co. Ltd.	6,000	$92,168
Brookfield Asset Management, Inc., Class A	114	3,587
Daikyo, Inc.	52,000	88,096
Daito Trust Construction Co. Ltd.	1,700	172,728
Daiwa House Industry Co. Ltd.	10,200	252,867
Deutsche EuroShop AG	8,416	378,440
Hulic Co. Ltd.	12,600	113,984
Leopalace21 Corp. (c)	16,900	78,859
Mitsubishi Estate Co. Ltd.	14,000	285,985
Mitsui Fudosan Co. Ltd.	10,000	274,114
Nexity SA	6,848	295,322
Nomura Real Estate Holdings, Inc.	6,000	120,624
NTT Urban Development Corp.	11,900	109,651
Relo Holdings, Inc.	900	88,168
Sumitomo Real Estate Sales Co. Ltd.	3,100	79,316
Sumitomo Realty & Development Co. Ltd.	6,000	190,965
Takara Leben Co. Ltd.	11,800	57,954
Tokyo Tatemono Co. Ltd.	6,500	77,501
Tokyu Fudosan Holdings Corp.	17,500	116,437

		2,876,766
Road & Rail — 0.4%
Central Japan Railway Co.	1,700	274,087
East Japan Railway Co.	3,600	303,356
Hankyu Hanshin Holdings, Inc.	23,000	140,669
Keio Corp.	19,000	135,080
Keisei Electric Railway Co. Ltd.	8,000	87,760
Kintetsu Corp.	37,000	132,898
Nagoya Railroad Co. Ltd.	28,000	110,035
Nankai Electric Railway Co. Ltd.	23,000	117,409
National Express Group PLC	891	3,839
Nippon Express Co. Ltd.	33,000	157,686
Nishi-Nippon Railroad Co. Ltd.	19,000	93,032
Odakyu Electric Railway Co. Ltd.	14,000	126,076
Sankyu, Inc.	18,000	87,200
Senko Co. Ltd.	10,000	70,456
Sotetsu Holdings, Inc.	17,000	92,986
Stagecoach Group PLC	459	2,344
Tobu Railway Co. Ltd.	26,000	111,688
Tokyu Corp.	25,000	183,465
West Japan Railway Co.	3,200	200,563

		2,430,629
Semiconductors & Semiconductor Equipment — 0.3%
Altera Corp.	884	44,271
Analog Devices, Inc.	371	20,928
Applied Materials, Inc.	2,765	40,618
ASML Holding NV	3,773	331,659
Avago Technologies Ltd.	588	73,506
Broadcom Corp., Class A	1,201	61,767
Disco Corp.	1,100	77,365
Infineon Technologies AG	7,547	84,794
Intel Corp.	13,634	410,929
KLA-Tencor Corp.	386	19,300
Lam Research Corp.	361	23,584
Linear Technology Corp.	698	28,164
Microchip Technology, Inc.	557	24,001
Micron Technology, Inc. (c)	2,483	37,195
Nuflare Technology, Inc.	900	33,072
NVIDIA Corp.	933	22,998
Qorvo, Inc. (c)	301	13,560
Sanken Electric Co. Ltd.	10,000	33,761
Shindengen Electric Manufacturing Co. Ltd.	11,000	35,475
Skyworks Solutions, Inc.	338	28,463
STMicroelectronics NV	3,515	24,014
Texas Instruments, Inc.	2,178	107,855

See Notes to Financial Statements.

16	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Tokyo Electron Ltd.	3,900	$184,139
Xilinx, Inc.	951	40,322

		1,801,740
Software — 0.5%
Adobe Systems, Inc. (c)	1,368	112,477
Autodesk, Inc. (c)	975	43,037
CA, Inc.	998	27,245
Citrix Systems, Inc. (c)	724	50,159
Dassault Systemes	796	58,829
Electronic Arts, Inc. (c)	860	58,265
Gemalto NV	383	24,900
GungHo Online Entertainment, Inc.	40,700	120,898
Intuit, Inc.	794	70,468
Micro Focus International PLC	207	3,771
Microsoft Corp.	25,908	1,146,688
Nexon Co. Ltd.	14,600	195,196
Oracle Corp.	8,391	303,083
Oracle Corp.	3,500	147,802
Red Hat, Inc. (c)	592	42,553
Sage Group PLC	587	4,441
Salesforce.com, Inc. (c)	1,630	113,171
SAP SE	10,515	681,204
Symantec Corp.	2,306	44,898
Trend Micro, Inc.	3,900	137,764

		3,386,849
Specialty Retail — 0.6%
ABC-Mart, Inc.	2,200	122,991
Advance Auto Parts, Inc.	331	62,734
AOKI Holdings, Inc.	5,900	71,679
AutoNation, Inc. (c)	225	13,091
AutoZone, Inc. (c)	118	85,412
Bed Bath & Beyond, Inc. (c)	1,107	63,121
Best Buy Co., Inc.	884	32,814
CarMax, Inc. (c)	453	26,872
Fast Retailing Co. Ltd.	1,100	447,435
GameStop Corp., Class A	305	12,569
Gap, Inc.	979	27,902
Gulliver International Co. Ltd.	8,800	80,601
Hikari Tsushin, Inc.	1,500	104,989
Home Depot, Inc.	3,459	399,480
Inditex SA	20,986	703,695
Kingfisher PLC	340	1,847
Komeri Co. Ltd.	3,000	64,939
K’s Holdings Corp.	2,700	84,746
L Brands, Inc.	580	52,275
Lowe’s Cos., Inc.	2,537	174,850
Nitori Holdings Co. Ltd.	2,100	164,439
O’Reilly Automotive, Inc. (c)	261	65,250
Ross Stores, Inc.	1,157	56,080
Sanrio Co. Ltd.	3,700	101,073
Shimamura Co. Ltd.	1,200	129,257
Signet Jewelers Ltd.	386	52,546
Staples, Inc.	2,973	34,873
T-Gaia Corp.	4,300	66,997
Tiffany & Co.	302	23,320
TJX Cos., Inc.	1,691	120,771
Tractor Supply Co.	253	21,333
United Arrows Ltd.	2,100	86,678
Urban Outfitters, Inc. (c)	697	20,478
USS Co. Ltd.	8,300	138,046
VT Holdings Co. Ltd.	11,400	68,620
Yamada Denki Co. Ltd.	32,600	131,428

		3,915,231

Common Stocks	Shares	Value
Technology Hardware, Storage & Peripherals — 0.6%
Apple Inc.	18,282	$2,016,505
Brother Industries Ltd.	8,900	107,281
Canon, Inc.	12,900	373,165
Elecom Co. Ltd.	5,600	64,298
EMC Corp.	3,921	94,731
FUJIFILM Holdings Corp.	8,600	321,487
Hewlett-Packard Co.	3,877	99,290
Konica Minolta, Inc.	16,200	170,663
NEC Corp.	58,000	178,571
NetApp, Inc.	471	13,942
Ricoh Co. Ltd.	15,100	152,403
SanDisk Corp.	207	11,246
Seagate Technology PLC	287	12,858
Seiko Epson Corp.	9,200	130,144
Wacom Co. Ltd.	15,200	55,982
Western Digital Corp.	248	19,701

		3,822,267
Textiles, Apparel & Luxury Goods — 0.2%
adidas AG	1,662	134,003
Asics Corp.	5,500	131,088
Burberry Group PLC	157	3,254
Christian Dior SE	22	4,122
Coach, Inc.	657	19,007
Fossil Group, Inc. (c)	415	23,190
Gildan Activewear, Inc.	207	6,248
Hermes International	8	2,912
Kering	981	160,585
Luxottica Group SpA	136	9,425
LVMH Moet Hennessy Louis Vuitton SE	4,248	723,196
Michael Kors Holdings Ltd. (c)	554	23,401
NIKE, Inc., Class B	1,183	145,474
PVH Corp.	193	19,674
Ralph Lauren Corp.	150	17,724
Seiko Holdings Corp.	13,000	75,594
Under Armour, Inc., Class A (c)	353	34,163

		1,533,060
Thrifts & Mortgage Finance — 0.0%
Hudson City Bancorp, Inc.	916	9,316
Tobacco — 0.2%
Altria Group, Inc.	5,195	282,608
Imperial Tobacco Group PLC	57	2,947
Japan Tobacco, Inc.	13,700	424,977
Philip Morris International, Inc.	4,464	354,129
Reynolds American, Inc.	1,778	78,712

		1,143,373
Trading Companies & Distributors — 0.5%
Ashtead Group PLC	356	5,034
Brenntag AG	18,956	1,022,754
Bunzl PLC	257	6,896
ITOCHU Corp.	22,500	237,853
Iwatani Corp.	13,000	73,795
Kanamoto Co. Ltd.	2,400	43,186
Kanematsu Corp.	34,000	47,687
Marubeni Corp.	30,000	146,981
MISUMI Group, Inc.	9,600	99,071
Mitsubishi Corp.	15,700	257,348
Mitsui & Co. Ltd.	21,700	243,897
MonotaRO Co. Ltd.	5,800	132,870
Nippon Steel & Sumikin Bussan Corp.	17,000	50,299
Nishio Rent All Co. Ltd.	2,400	47,112
Rexel SA	28,388	349,474
Sojitz Corp.	64,000	119,227

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	17

Schedule of Investments (continued)

Common Stocks		Shares	Value
Trading Companies & Distributors (continued)
Sumitomo Corp.		19,700	$190,507
Toyota Tsusho Corp.		6,700	141,224
Wolseley PLC		218	12,752
Yuasa Trading Co. Ltd.		2,500	51,437

			3,279,404
Transportation Infrastructure — 1.3%
Abertis Infraestructuras SA		96,843	1,532,288
Aena SA (c)		5,456	603,515
Aeroports de Paris		15,418	1,749,956
Ansaldo STS SpA		21,250	225,210
Atlantia SpA		82,565	2,309,578
BBA Aviation PLC		1,075	4,365
Fraport AG Frankfurt Airport Services Worldwide		9,457	584,756
Groupe Eurotunnel SA, Registered Shares		41,262	562,176
Societa Iniziative Autostradali e Servizi SpA		77,368	868,782

			8,440,626
Wireless Telecommunication Services — 0.4%
Freenet AG		30,158	997,767
KDDI Corp.		18,900	423,041
NTT DOCOMO, Inc.		29,200	492,518
SoftBank Group Corp.		8,900	411,534
Vodafone Group PLC		686	2,164

			2,327,024
Total Common Stocks — 28.5%			183,606,113

Corporate Bonds		Par (000)
Aerospace & Defense — 0.1%
Airbus Group Finance BV, 2.70%, 4/17/23 (b)	USD	500	487,426
Airlines — 0.0%
Ryanair Ltd., 1.88%, 6/17/21	EUR	200	227,864
Automobiles — 0.1%
Volkswagen International Finance NV, 2.00%, 1/14/20		400	440,662
Banks — 2.3%
Abbey National Treasury Services PLC:
4.25%, 4/12/21		500	672,227
5.25%, 2/16/29	GBP	200	384,678
ABN AMRO Bank NV, 2.88%, 6/30/25 (a)	EUR	125	140,778
Asian Development Bank, 2.35%, 6/21/27	JPY	20,000	205,459
Banca Monte dei Paschi di Siena SpA, 2.88%, 4/16/22	EUR	300	370,564
Banco Popolare SC, 2.75%, 7/27/20		225	249,455
Bank of America Corp., 5.70%, 1/24/22	USD	600	684,377
Bank of Ireland:
1.25%, 4/09/20	EUR	650	718,037
10.00%, 12/19/22		100	147,747
Bankia SA:
1.13%, 8/05/22		400	450,337
4.00%, 5/22/24 (a)		400	430,882
Barclays Bank PLC, 6.00%, 1/14/21		100	131,956
Barclays PLC, 4.38%, 9/11/24	USD	200	193,806
Citigroup, Inc.:
3.88%, 3/26/25		100	97,181
3.30%, 4/27/25		200	194,806
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 2.50%, 5/26/26 (a)	EUR	225	248,913

Corporate Bonds		Par (000)	Value
Banks (continued)
Danske Bank A/S:
3.88%, 5/18/16	EUR	500	$571,739
3.88%, 10/04/23 (a)		300	355,469
2.75%, 5/19/26 (a)		100	113,768
Erste Group Bank AG, 5.50%, 5/26/25 (a)	USD	200	194,500
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (b)		680	669,800
ING Bank NV:
3.38%, 1/11/18	EUR	250	300,778
3.63%, 2/25/26 (a)		400	466,531
Intesa Sanpaolo SpA:
1.13%, 1/14/20		350	384,404
6.63%, 9/13/23		200	264,485
3.38%, 1/24/25		200	268,402
Intesa Sanpaolo Vita SpA, 5.35%, 9/18/18		100	123,354
JPMorgan Chase & Co.:
1.38%, 9/16/21		525	585,960
3.90%, 7/15/25	USD	500	509,261
KBC Groep NV, 2.38%, 11/25/24 (a)	EUR	600	676,410
Lloyds Bank PLC:
6.50%, 3/24/20		300	399,126
4.00%, 9/29/20		250	328,360
1.00%, 11/19/21		225	246,697
Macquarie Bank Ltd.:
2.50%, 9/18/18		200	235,145
2.60%, 6/24/19 (b)	USD	800	804,316
Nordea Bank AB, 4.88%, 5/13/21 (b)		800	860,752
Société Générale SFH, 2.88%, 3/14/19	EUR	500	611,936
Swedbank AB, 3.00%, 12/05/22 (a)		384	445,943
Wells Fargo & Co., 5.38%, 11/02/43	USD	100	110,133

			14,848,472
Beverages — 0.1%
Fomento Economico Mexicano SAB de CV, 2.88%, 5/10/23		200	187,098
PepsiCo, Inc., 3.60%, 8/13/42		400	359,023

			546,121
Biotechnology — 0.2%
Amgen, Inc., 5.50%, 12/07/26	GBP	400	714,702
Gilead Sciences, Inc., 4.50%, 2/01/45	USD	300	288,314

			1,003,016
Capital Markets — 0.6%
CPUK Finance Ltd., 7.00%, 2/28/42	GBP	100	152,175
Credit Suisse AG:
1.00%, 3/12/19	EUR	525	600,909
1.13%, 9/15/20		400	446,761
Deutsche Bank AG, 2.75%, 2/17/25		200	206,393
Goldman Sachs Group, Inc.:
5.75%, 1/24/22	USD	700	803,382
2.00%, 7/27/23	EUR	150	167,585
JAB Holdings BV, 2.13%, 9/16/22		300	333,921
Morgan Stanley, 3.75%, 2/25/23	USD	650	665,752
UBS AG:
1.13%, 6/30/20	EUR	350	393,942
4.75%, 2/12/26 (a)		175	205,440

			3,976,260
Chemicals — 0.2%
Brenntag Finance BV, 5.50%, 7/19/18		400	501,097
LYB International Finance BV, 4.88%, 3/15/44	USD	100	94,742
Mexichem SAB de CV, 4.88%, 9/19/22		200	201,320

See Notes to Financial Statements.

18	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Chemicals (continued)
Monsanto Co., 4.20%, 7/15/34	USD	500	$455,736

			1,252,895
Commercial Services & Supplies — 0.0%
Pitney Bowes, Inc., 4.63%, 3/15/24		100	100,788
Communications Equipment — 0.1%
Harris Corp.:
3.83%, 4/28/25		50	48,952
4.85%, 4/27/35		75	72,389
QUALCOMM, Inc.:
3.45%, 5/20/25		200	188,855
4.65%, 5/20/35		150	136,915

			447,111
Consumer Finance — 0.0%
Ally Financial, Inc., 3.50%, 1/27/19		114	112,255
Containers & Packaging — 0.0%
Horizon Holdings I SASU, 7.25%, 8/01/23	EUR	100	112,000
Sealed Air Corp., 4.50%, 9/15/23		100	113,137

			225,137
Diversified Financial Services — 0.7%
American Honda Finance Corp., 1.88%, 9/04/19		500	583,263
AyT Cedulas Cajas X Fondo de Titulizacion, 3.75%, 6/30/25		200	265,138
Cedulas TDA 6 Fondo de Titulizacion de Activos, 4.25%, 4/10/31		100	137,253
Council Of Europe Development Bank (Acquired 6/02/15, cost $1,084,957), 0.75%, 6/09/25 (e)		1,000	1,116,009
Criteria CaixaHolding SA, 2.38%, 5/09/19		200	228,518
HeidelbergCement Finance Luxembourg SA, 3.25%, 10/21/21		114	131,206
JPMorgan Chase Bank, NA, 6.00%, 10/01/17	USD	445	480,871
LCR Finance PLC, 4.50%, 12/07/38	GBP	30	58,683
NASDAQ OMX Group, Inc., 3.88%, 6/07/21	EUR	200	245,072
Nationwide Building Society:
3.13%, 4/03/17		100	116,325
4.13%, 3/20/23 (a)		150	177,190
1.25%, 3/03/25		700	739,150
Shell International Finance BV:
3.25%, 5/11/25	USD	275	271,935
4.13%, 5/11/35		150	145,919

			4,696,532
Diversified Telecommunication Services — 0.2%
AT&T Inc., 4.80%, 6/15/44		300	277,349
Sunrise Communications Holdings SA, 2.13%, 3/31/22	CHF	425	373,630
Verizon Communications, Inc.:
3.50%, 11/01/21	USD	240	245,376
6.40%, 2/15/38		200	229,737
6.55%, 9/15/43		150	177,217

			1,303,309
Electric Utilities — 0.2%
Alabama Power Co., 3.95%, 6/01/21		220	234,898
Berkshire Hathaway Energy Co., 6.50%, 9/15/37		150	188,427
Enel Finance International NV, 5.63%, 8/14/24	GBP	100	175,100
Georgia Power Co., 3.00%, 4/15/16	USD	390	394,607
PacifiCorp, 6.25%, 10/15/37		100	127,387

			1,120,419

Corporate Bonds		Par (000)	Value
Electrical Equipment — 0.0%
Vestas Wind Systems A/S, 2.75%, 3/11/22	EUR	275	$299,604
Food & Staples Retailing — 0.2%
CVS Health Corp.:
3.88%, 7/20/25	USD	200	206,162
5.13%, 7/20/45		100	107,495
Tesco Property Finance 1 PLC, 7.62%, 7/13/39	GBP	47	78,678
Walgreens Boots Alliance, Inc., 3.80%, 11/18/24	USD	300	298,396
Wal-Mart Stores, Inc., 4.00%, 4/11/43		300	291,577

			982,308
Food Products — 0.0%
Kraft Heinz Foods Co., 5.20%, 7/15/45 (b)		150	158,857
Gas Utilities — 0.1%
Gas Natural Finance BV, 3.88%, 1/17/23	EUR	100	127,220
KeySpan Gas East Corp., 5.82%, 4/01/41 (b)	USD	185	220,767

			347,987
Health Care Equipment & Supplies — 0.2%
Becton Dickinson and Co., 4.88%, 5/15/44		150	154,592
Boston Scientific Corp.:
3.38%, 5/15/22		200	199,810
3.85%, 5/15/25		200	196,720
Covidien International Finance SA, 3.20%, 6/15/22		500	504,900
Medtronic, Inc., 4.38%, 3/15/35		125	126,362
Stryker Corp., 4.38%, 5/15/44		200	198,092

			1,380,476
Health Care Providers & Services — 0.0%
Laboratory Corp. of America Holdings, 4.70%, 2/01/45		100	91,373
UnitedHealth Group, Inc., 4.63%, 7/15/35		100	105,514

			196,887
Hotels, Restaurants & Leisure — 0.1%
Merlin Entertainments PLC, 2.75%, 3/15/22	EUR	225	236,030
Whitbread Group PLC, 3.38%, 10/16/25	GBP	125	189,594
Wyndham Worldwide Corp.:
4.25%, 3/01/22	USD	330	328,051
3.90%, 3/01/23		200	194,562

			948,237
Household Durables — 0.1%
Indesit Co. SpA, 4.50%, 4/26/18	EUR	185	223,928
Mohawk Industries, Inc., 2.00%, 1/14/22		450	502,316

			726,244
Independent Power and Renewable Electricity Producers — 0.0%
Southern Electric Power Distribution PLC, 4.63%, 2/20/37	GBP	100	165,683
Industrial Conglomerates — 0.2%
DH Europe Finance SA, 2.50%, 7/08/25	EUR	250	289,859
Smiths Group PLC:
4.13%, 5/05/17		500	587,761
1.25%, 4/28/23		225	237,570

			1,115,190
Insurance — 0.2%
Allianz SE, 2.24%, 7/07/45 (a)		300	302,940
Aon PLC, 2.88%, 5/14/26		200	231,561
NN Group NV:
1.00%, 3/18/22		275	295,063
4.63%, 4/08/44 (a)		200	221,862

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	19

Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Insurance (continued)
Talanx AG, 3.13%, 2/13/23	EUR	100	$123,601

			1,175,027
Internet & Catalog Retail — 0.1%
Expedia, Inc.:
2.50%, 6/03/22		250	272,912
4.50%, 8/15/24	USD	300	301,034
Priceline Group, Inc., 1.80%, 3/03/27	EUR	350	340,680

			914,626
Internet Software & Services — 0.1%
Alibaba Group Holding Ltd., 3.13%, 11/28/21 (b)	USD	450	432,149
Baidu, Inc.:
2.75%, 6/09/19		200	197,904
3.50%, 11/28/22		200	195,280

			825,333
IT Services — 0.2%
Cap Gemini SA:
1.75%, 7/01/20	EUR	200	226,839
2.50%, 7/01/23		500	575,604
MasterCard, Inc., 3.38%, 4/01/24	USD	425	434,457

			1,236,900
Life Sciences Tools & Services — 0.0%
Eurofins Scientific SE, 3.38%, 1/30/23	EUR	200	218,498
Media — 0.2%
CCO Safari II LLC:
4.91%, 7/23/25 (b)	USD	150	149,280
6.38%, 10/23/35 (b)		50	50,587
6.48%, 10/23/45 (b)		125	126,106
Sky PLC, 3.75%, 9/16/24 (b)		425	418,917
Time Warner Cable, Inc.:
5.00%, 2/01/20		150	160,941
4.50%, 9/15/42		6	4,744
Time Warner, Inc., 1.95%, 9/15/23	EUR	200	221,443
Virgin Media Finance PLC, 4.50%, 1/15/25		125	127,524

			1,259,542
Metals & Mining — 0.0%
Southern Copper Corp., 3.88%, 4/23/25	USD	200	180,752
Multi-Utilities — 0.1%
Dominion Resources, Inc., 1.95%, 8/15/16		305	307,066
Veolia Environnement SA, 6.13%, 10/29/37	GBP	100	190,712

			497,778
Oil, Gas & Consumable Fuels — 0.1%
Enterprise Products Operating LLC, Series L, 6.30%, 9/15/17	USD	250	271,320
Kinder Morgan, Inc., 5.30%, 12/01/34		300	255,467
Orlen Capital AB, 2.50%, 6/30/21	EUR	100	112,342
Vier Gas Transport GmbH, 3.13%, 7/10/23		150	187,267

			826,396
Pharmaceuticals — 0.2%
Actavis Funding SCS:
3.80%, 3/15/25	USD	150	144,906
4.55%, 3/15/35		150	138,009
4.75%, 3/15/45		75	68,097
Bayer U.S. Finance LLC, 3.00%, 10/08/21 (b)		275	279,315
Novartis Capital Corp., 4.40%, 5/06/44		300	322,151
Valeant Pharmaceuticals International, Inc., 4.50%, 5/15/23	EUR	350	348,968

			1,301,446

Corporate Bonds		Par (000)	Value
Professional Services — 0.1%
Experian Finance PLC, 4.75%, 11/23/18	GBP	400	$655,732
Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 3.50%, 1/31/23	USD	500	481,703
Gecina SA, 1.75%, 7/30/21	EUR	200	224,887
Goodman Funding Pty. Ltd., 6.38%, 4/15/21 (b)	USD	400	459,344
WEA Finance LLC/Westfield UK & Europe Finance PLC, 2.70%, 9/17/19 (b)		200	199,054

			1,364,988
Real Estate Management & Development — 0.1%
Atrium European Real Estate Ltd., 3.63%, 10/17/22	EUR	500	568,723
Grand City Properties SA, 2.00%, 10/29/21		100	111,094

			679,817
Road & Rail — 0.1%
National Express Group PLC, 6.63%, 6/17/20	GBP	400	700,604
Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp., 4.25%, 12/15/42	USD	200	193,394
TSMC Global Ltd., 1.63%, 4/03/18 (b)		300	297,280

			490,674
Software — 0.1%
Adobe Systems, Inc., 3.25%, 2/01/25		400	392,424
Specialty Retail — 0.2%
Home Depot, Inc.:
3.35%, 9/15/25		200	203,673
4.25%, 4/01/46		200	201,438
Marks & Spencer PLC, 4.75%, 6/12/25	GBP	200	327,275
O’Reilly Automotive, Inc., 3.80%, 9/01/22	USD	500	512,155

			1,244,541
Technology Hardware, Storage & Peripherals — 0.1%
Apple Inc., 3.20%, 5/13/25		225	226,382
Seagate HDD, 4.75%, 1/01/25		250	239,990

			466,372
Textiles, Apparel & Luxury Goods — 0.1%
LVMH Moet Hennessy Louis Vuitton SE, 1.63%, 6/29/17 (b)		800	805,882
Thrifts & Mortgage Finance — 0.0%
Achmea Bank NV, 2.75%, 2/18/21	EUR	150	177,151
Tobacco — 0.3%
Altria Group, Inc., 2.85%, 8/09/22	USD	800	781,618
BAT International Finance PLC, 2.00%, 3/13/45	EUR	150	137,831
Imperial Tobacco Finance PLC, 4.88%, 6/07/32	GBP	100	162,234
Philip Morris International, Inc., 3.88%, 8/21/42	USD	300	277,362
Reynolds American, Inc.:
4.45%, 6/12/25		50	52,318
4.75%, 11/01/42		200	191,908
5.85%, 8/15/45		25	27,814

			1,631,085
Trading Companies & Distributors — 0.1%
Travis Perkins PLC, 4.38%, 9/15/21	GBP	200	305,933
Transportation Infrastructure — 0.1%
Brisa Concessao Rodoviaria SA, 3.88%, 4/01/21	EUR	100	121,278
Manchester Airport Group Funding PLC, 4.75%, 3/31/34	GBP	100	165,948

See Notes to Financial Statements.

20	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Transportation Infrastructure (continued)
Transurban Finance Co. Pty. Ltd, 1.88%, 9/16/24	EUR	175	$189,931

			477,157
Wireless Telecommunication Services — 0.3%
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)	USD	500	563,464
EE Finance PLC, 4.38%, 3/28/19	GBP	200	320,986
SK Telecom Co. Ltd., 2.13%, 5/01/18 (b)	USD	950	954,038
Telefonica Emisiones SAU, 4.71%, 1/20/20	EUR	100	127,357

			1,965,845
Total Corporate Bonds — 8.8%			56,904,243

Foreign Agency Obligations
Caisse Centrale du Credit Immobilier de France SA, 0.50%, 5/19/17		1,000	1,126,309
Caisse d’Amortissement de la Dette Sociale, 1.38%, 11/25/24		220	256,058
Canada Housing Trust No. 1:
2.75%, 6/15/16	CAD	400	304,324
3.35%, 12/15/20		250	206,229
2.55%, 3/15/25		280	219,636
CDP Financial, Inc., 3.15%, 7/24/24 (b)	USD	300	304,847
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23 (b)		200	206,825
Comision Federal de Electricidad, 4.88%, 1/15/24		200	202,518
Development Bank of Japan, Inc.:
1.05%, 6/20/23	JPY	50,000	443,696
2.75%, 9/16/25 (b)	USD	2,000	2,014,158
Dexia Credit Local SA, 0.63%, 1/21/22	EUR	1,600	1,785,972
ESB Finance Ltd., 6.25%, 9/11/17		200	248,181
European Financial Stability Facility:
1.50%, 1/22/20		250	296,381
2.35%, 7/29/44		410	527,721
European Investment Bank:
1.25%, 5/15/18	USD	600	603,625
1.38%, 6/15/20		1,795	1,783,711
1.50%, 4/15/21	EUR	1,150	1,374,220
2.25%, 8/15/22	USD	500	511,228
2.15%, 1/18/27	JPY	20,000	200,008
3.88%, 6/08/37	GBP	100	180,599
FMS Wertmanagement AoeR, 0.63%, 1/30/17	USD	1,446	1,445,611
Heta Asset Resolution AG, 2.38%, 12/13/22	EUR	1,200	1,424,999
Hydro-Quebec:
8.40%, 1/15/22	USD	405	535,958
5.00%, 2/15/50	CAD	100	99,305
Instituto de Credito Oficial, 4.75%, 4/30/20	EUR	200	261,407
Japan Bank for International Cooperation, 3.00%, 5/29/24	USD	200	209,814
KFW:
1.13%, 12/23/19	GBP	200	300,089
1.50%, 4/20/20	USD	4,100	4,099,820
0.13%, 6/01/20	EUR	1,500	1,678,623
0.38%, 4/23/30		600	598,087
Network Rail Infrastructure Finance PLC, 3.00%, 9/07/23	GBP	100	165,037
Petroleos Mexicanos:
4.88%, 1/18/24	USD	400	387,160
5.63%, 1/23/46		129	104,987
SNCF Reseau, 5.25%, 12/07/28	GBP	60	116,880
Total Foreign Agency Obligations — 3.8%			24,224,023

Foreign Government Obligations		Par (000)	Value
Australia — 0.4%
Commonwealth of Australia:
4.75%, 6/15/16	AUD	900	$644,199
5.50%, 4/21/23		500	424,489
3.25%, 4/21/25		280	207,155
4.75%, 4/21/27		400	335,464
New South Wales Treasury Corp.:
6.00%, 2/01/18		400	306,429
6.00%, 5/01/30		50	46,129
Queensland Treasury Corp.:
6.25%, 2/21/20		400	325,685
4.75%, 7/21/25		100	79,501
Treasury Corp. of Victoria, 6.00%, 6/15/20		250	204,436
Western Australian Treasury Corp., 5.00%, 7/23/25		140	112,692

			2,686,179
Austria — 0.1%
Republic of Austria, 1.65%, 10/21/24	EUR	570	688,160
Belgium — 0.4%
Kingdom of Belgium:
3.50%, 6/28/17		550	654,032
2.60%, 6/22/24		920	1,190,645
0.80%, 6/22/25		400	442,614

			2,287,291
Canada — 0.7%
Government of Canada:
1.75%, 3/01/19	CAD	900	700,408
8.00%, 6/01/27		370	463,294
4.00%, 6/01/41		490	494,443
Province of Alberta, 3.10%, 6/01/24		200	159,347
Province of British Columbia:
4.80%, 6/15/21		350	306,961
3.20%, 6/18/44		60	44,623
Province of Manitoba:
4.30%, 3/01/16		200	152,096
1.75%, 5/30/19	USD	490	493,108
3.30%, 6/02/24	CAD	140	112,608
Province of New Brunswick, 3.80%, 8/14/45		60	47,573
Province of Ontario:
4.30%, 3/08/17		600	472,258
6.20%, 6/02/31		400	418,293
3.50%, 6/02/43		200	154,934
Province of Quebec:
4.50%, 12/01/19		500	422,349
2.75%, 9/01/25		140	107,024
5.00%, 12/01/41		150	143,942

			4,693,261
Czech Republic — 0.0%
Czech Republic, 3.85%, 9/29/21	CZK	4,300	216,649
Denmark — 0.1%
Kingdom of Denmark:
4.00%, 11/15/19	DKK	3,200	555,033
4.50%, 11/15/39		540	133,549

			688,582
Finland — 0.0%
Republic of Finland, 1.13%, 9/15/18	EUR	20	23,185
France — 0.7%
France Government Bond OAT:
1.75%, 11/25/24		1,700	2,057,286
2.50%, 5/25/30		550	702,887
3.25%, 5/25/45		1,010	1,475,934

			4,236,107

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	21

Schedule of Investments (continued)

Foreign Government Obligations		Par (000)	Value
Germany — 0.2%
Federal Republic of Germany:
5.50%, 1/04/31	EUR	350	$641,547
2.50%, 7/04/44		640	922,351

			1,563,898
Indonesia — 0.1%
Republic of Indonesia, 4.13%, 1/15/25	USD	308	285,427
Ireland — 0.4%
Republic of Ireland:
3.40%, 3/18/24	EUR	1,670	2,217,821
2.00%, 2/18/45		220	234,075

			2,451,896
Israel — 0.1%
State of Israel:
4.25%, 8/31/16	ILS	1,000	264,627
3.75%, 3/31/24		400	117,830

			382,457
Italy — 0.7%
Buoni Poliennali Del Tesoro:
1.15%, 5/15/17	EUR	1,250	1,420,086
2.15%, 12/15/21		2,350	2,782,360
3.25%, 9/01/46		340	414,206

			4,616,652
Ivory Coast — 0.0%
African Development Bank, 1.63%, 10/02/18	USD	100	101,493
Japan — 5.2%
Government of Japan (5 Year):
Series 102, 0.30%, 12/20/16	JPY	430,000	3,596,924
Series 105, 0.20%, 6/20/17		195,000	1,630,659
Series 113, 0.30%, 6/20/18		280,000	2,352,219
Government of Japan (10 Year):
Series 300, 1.50%, 3/20/19		485,000	4,248,869
Series 309, 1.10%, 6/20/20		215,000	1,880,186
Series 313, 1.30%, 3/20/21		210,000	1,867,567
Series 323, 0.90%, 6/20/22		290,000	2,547,499
Series 325, 0.80%, 9/20/22		115,000	1,004,185
Government of Japan (20 Year):
Series 54, 2.20%, 12/20/21		30,000	282,857
Series 76, 1.90%, 3/20/25		165,000	1,580,749
Series 94, 2.10%, 3/20/27		370,000	3,647,290
Series 127, 1.90%, 3/20/31		82,000	796,247
Series 137, 1.70%, 6/20/32		237,000	2,231,117
Series 146, 1.70%, 9/20/33		140,000	1,306,744
Government of Japan (30 Year):
Series 26, 2.40%, 3/20/37		100,000	1,020,548
Series 36, 2.00%, 3/20/42		137,000	1,312,306
Series 42, 1.70%, 3/20/44		65,000	585,008
Government of Japan (40 Year):
Series 5, 2.00%, 3/20/52		42,000	401,774
Series 8, 1.40%, 3/20/55		10,000	80,512
Japan Finance Organization for Municipalities, 2.00%, 5/09/16		100,000	843,222

			33,216,482
Kazakhstan — 0.0%
Republic of Kazakhstan, 5.13%, 7/21/25	USD	200	192,540
Malaysia — 0.1%
Federation of Malaysia:
3.58%, 9/28/18	MYR	1,200	272,699
3.96%, 9/15/25		1,000	223,718

			496,417

Foreign Government Obligations		Par (000)	Value
Mexico — 0.1%
United Mexican States:
6.50%, 6/09/22	MXN	7,500	$460,108
7.75%, 5/29/31		1,000	65,877
8.30%, 8/15/31	USD	194	274,025
4.00%, 3/15/15	EUR	128	117,819

			917,829
Netherlands — 0.3%
Kingdom of the Netherlands:
0.50%, 4/15/17		400	451,995
1.25%, 1/15/19		450	525,202
1.75%, 7/15/23 (b)		220	269,409
0.25%, 7/15/25		200	212,354
5.50%, 1/15/28		100	170,347
2.75%, 1/15/47		250	367,563

			1,996,870
New Zealand — 0.0%
New Zealand Government Bonds, 5.00%, 3/15/19	NZD	300	206,697
Norway — 0.0%
Kingdom of Norway, 2.00%, 5/24/23	NOK	800	98,807
Panama — 0.0%
Republic of Panama, 4.00%, 9/22/24	USD	200	197,250
Poland — 0.1%
Republic of Poland:
1.63%, 1/15/19	EUR	400	465,958
5.13%, 4/21/21	USD	200	225,210

			691,168
Singapore — 0.0%
Republic of Singapore, 2.25%, 6/01/21	SGD	350	246,455
South Africa — 0.1%
Republic of South Africa:
5.50%, 3/09/20	USD	100	106,295
7.00%, 2/28/31	ZAR	3,000	182,054
8.75%, 2/28/48		700	48,692

			337,041
Spain — 0.8%
Kingdom of Spain:
2.10%, 4/30/17	EUR	600	691,261
3.80%, 4/30/24		1,900	2,467,518
5.15%, 10/31/28		1,020	1,505,264
5.15%, 10/31/44		470	742,025

			5,406,068
Sweden — 0.2%
Kingdom of Sweden:
3.75%, 8/12/17	SEK	6,000	773,728
3.50%, 6/01/22		1,000	144,462
2.50%, 5/12/25		540	75,107

			993,297
Thailand — 0.1%
Kingdom of Thailand:
3.45%, 3/08/19	THB	13,500	389,715
4.85%, 6/17/61		3,000	96,400

			486,115
Turkey — 0.0%
Republic of Turkey, 8.80%, 11/14/18	TRY	600	186,524

See Notes to Financial Statements.

22	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Foreign Government Obligations		Par (000)	Value
United Kingdom — 1.6%
United Kingdom Gilt:
1.75%, 1/22/17	GBP	1,500	$2,306,558
3.75%, 9/07/19		200	334,786
3.75%, 9/07/21		900	1,549,898
5.00%, 3/07/25		800	1,565,036
4.25%, 6/07/32		650	1,260,907
4.50%, 12/07/42		990	2,102,663
4.25%, 12/07/55		320	718,228
3.50%, 7/22/68		100	201,148

			10,039,224
Total Foreign Government Obligations — 12.5%			80,630,021

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.4%
Fosse Master Issuer PLC, Series 2015-1X, Class A3, 0.90%, 10/18/54 (a)		290	437,687
Granite Master Issuer PLC:
Series 2006-2, Class A4, 0.30%, 12/20/54 (a)	USD	286	285,183
Series 2007-1, Class 5A1, 0.73%, 12/20/54 (a)	GBP	87	130,503
Lanark Master Issuer PLC, Series 2014-2X, Class 1A, 0.37%, 12/22/54 (a)	EUR	760	848,558
Silverstone Master Issuer PLC, Series 2015-1X, Class 1A, 0.95%, 1/21/70 (a)	GBP	445	671,503
Storm BV, Series 2014-2, Class A1, 0.26%, 3/22/51 (a)	EUR	64	71,889

			2,445,323
Commercial Mortgage-Backed Securities — 0.1%
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 1/15/49 (a)	USD	30	31,094
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AJ, 6.01%, 7/10/38 (a)		170	168,531
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB14, Class AM, 5.67%, 12/12/44 (a)		180	180,845
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class AM, 5.46%, 2/15/40		165	171,871
Taurus PLC, Series 2013-GMF1, Class A, 1.26%, 5/21/24 (a)	EUR	458	513,005

			1,065,346
Total Non-Agency Mortgage-Backed Securities — 0.5%			3,510,669

U.S. Government Sponsored Agency Securities		Par (000)	Value
Agency Obligations — 0.2%
Fannie Mae, 6.63%, 11/15/30	USD	200	$288,762
Federal Home Loan Bank, 5.63%, 6/13/16		890	921,655
Small Business Administration Participation Certificates, Series 1997-20F, Class 1, 7.20%, 6/01/17		33	33,867
Tennessee Valley Authority, 5.25%, 9/15/39		145	179,894

			1,424,178
Collateralized Mortgage Obligations — 0.0%
Freddie Mac:
Series K712, Class A2, 1.87%, 11/25/19		180	181,776
Series K029, Class A2, 3.32%, 2/25/23 (a)		130	138,147

			319,923
Mortgage-Backed Securities — 4.5%
Fannie Mae Mortgage-Backed Securities:
2.50%, 8/01/30-10/01/30 (f)		640	652,279
3.00%, 8/01/30-10/01/45 (f)		2,896	2,952,348
3.50%, 10/01/30-10/01/45 (f)		4,787	5,007,567
4.00%, 10/01/30-10/01/45 (f)		3,588	3,822,166
4.50%, 10/01/45 (f)		950	1,029,815
5.00%, 10/01/45 (f)		540	594,981
5.50%, 10/01/45 (f)		390	435,619
6.00%, 10/01/45 (f)		340	383,650
Freddie Mac Mortgage-Backed Securities:
2.50%, 10/01/30 (f)		830	846,114
3.00%, 5/01/30-10/01/45 (f)		1,320	1,350,399
3.50%, 10/01/30-10/01/45 (f)		1,340	1,396,743
4.00%, 10/01/30-10/01/45 (f)		1,340	1,421,417
4.50%, 10/01/45 (f)		900	973,969
5.00%, 10/01/45 (f)		380	416,278
5.50%, 10/01/45 (f)		300	332,602
6.00%, 10/01/45 (f)		200	225,047
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/45 (f)		1,130	1,153,124
3.50%, 8/20/45-10/15/45 (f)		2,048	2,146,468
4.00%, 10/15/45 (f)		1,320	1,407,000
4.50%, 10/15/45 (f)		830	899,383
5.00%, 10/15/45 (f)		870	956,048
5.50%, 10/15/45 (f)		170	190,098
6.00%, 10/15/45 (f)		120	134,544

			28,727,659
Total U.S. Government Sponsored Agency Securities — 4.7%			30,471,760

U.S. Treasury Obligations
U.S. Treasury Bonds:
5.25%, 11/15/28		500	669,349
5.38%, 2/15/31		1,000	1,387,839
5.00%, 5/15/37		570	799,217
3.50%, 2/15/39		500	563,985
4.38%, 5/15/41		950	1,224,609
3.00%, 5/15/42		1,068	1,095,702
3.38%, 5/15/44		500	548,763

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	23

Schedule of Investments (continued)

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Notes:
0.88%, 7/15/17	USD	4,000	$4,018,804
1.00%, 6/30/19		2,380	2,368,286
2.50%, 5/15/24		500	520,821
Total U.S. Treasury Obligations — 2.0%			13,197,375
Total Long-Term Investments (Cost — $421,696,624) — 61.6%			397,366,939

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (g)(h)		257,124,141	257,124,141

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.26% (g)(h)(i)	USD	796	795,967
Total Short-Term Securities (Cost — $257,920,108) — 40.0%			257,920,108

			Value
Total Investments Before TBA Sale Commitments (Cost — $679,616,732) — 101.6%			$655,287,047

TBA Sale Commitments (f)		Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 10/01/30	USD	116	(120,794)
3.50%, 10/01/45		1,538	(1,604,374)
4.00%, 10/01/45		1,347	(1,436,818)
Ginnie Mae Mortgage-Backed Securities, 3.50%, 10/15/45		385	(403,393)
Total TBA Sale Commitments (Proceeds — $3,553,154) — (0.5)%			(3,565,379)
Total Investments Net of TBA Sale Commitments — 101.1%			651,721,668
Liabilities in Excess of Other Assets — (1.1)%			(6,804,687)

Net Assets — 100.0%			$644,916,981

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Security, or a portion of security, is on loan.

(e)	Restricted security as to resale, excluding 144A securities. As of report date, the Fund held restricted securities with a current value of $1,121,449 and an original cost of $1,132,957 which was 0.2% of its net assets.

(f)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$ 537,725	$ (1,216)
Citigroup Global Markets, Inc.	$1,594,723	$ 4,864
Credit Suisse Securities (USA) LLC	$5,648,892	$32,418
Deutsche Bank Securities, Inc.	$ 370,067	$ 1,906
Goldman Sachs & Co.	$1,286,643	$ 3,603
J.P. Morgan Securities LLC	$2,593,406	$12,109
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$ 213,336	$ 1,070
Morgan Stanley & Co. LLC	$4,194,035	$18,349
Nomura Securities International, Inc.	$4,626,128	$18,186
RBC Capital Markets, LLC	$ (756,288)	$ (2,114)
Wells Fargo Securities, LLC	$ 560,461	$ 2,917

See Notes to Financial Statements.

24	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

(g)	During the year ended September 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at September 30, 2015	Value at September 30, 2015	Income		Realized Gain/ Capital Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	420,264,224	—		(163,140,083)[1]	257,124,141	$257,124,141	$197,630		$28,007
BlackRock Liquidity Series, LLC, Money Market Series	—	$795,967	[2]	—	$ 795,967	$ 795,967	$ 19,378	[3]	—
iShares 1-3 Year Credit Bond ETF	221,827	—		(221,827)	—	—	$135,357		$ 9,440

[1]	Represents net shares sold.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(h)	Represents the current yield as of report date.

(i)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
4	AUD Currency Futures	December 2015	USD	279,520	$ (480)
436	Australian Government Bonds (10 Year)	December 2015	USD	39,604,065	275,198
(30)	CAD Currency Futures	December 2015	USD	2,246,400	16,350
32	Canadian Government Bonds (10 Year)	December 2015	USD	3,399,985	(7,733)
(142)	E-Mini S&P 500 Futures	December 2015	USD	13,551,770	102,742
(559)	Euro Currency Futures	December 2015	USD	78,113,263	(32,380)
1,028	Euro STOXX 50 Index	December 2015	USD	35,506,107	(1,029,163)
13	Euro-Bobl	December 2015	USD	1,874,180	8,313
(65)	Euro-Bund	December 2015	USD	11,344,295	(176,137)
(4)	Euro-Buxl	December 2015	USD	696,099	(18,460)
21	Euro-Schatz	December 2015	USD	2,612,886	2,112
(16)	GBP Currency Futures	December 2015	USD	1,511,300	6,300
60	JPY Currency Futures	December 2015	USD	6,257,250	28,685
(37)	Long Gilt British	December 2015	USD	6,663,974	13,583
116	Long Gilt British	December 2015	USD	20,892,460	42,585
(138)	U.S. Treasury Bonds (30 Year)	December 2015	USD	21,713,437	(343,343)
(162)	U.S. Treasury Notes (10 Year)	December 2015	USD	20,854,970	(51,071)
99	U.S. Treasury Notes (10 Year)	December 2015	USD	12,744,704	(31,210)
40	U.S. Treasury Notes (2 Year)	December 2015	USD	8,761,250	9,435
93	U.S. Treasury Notes (5 Year)	December 2015	USD	11,207,953	79,651
113	Euro Dollar Futures	September 2016	USD	28,026,825	109,637
(113)	Euro Dollar Futures	September 2017	USD	27,877,100	(158,135)
Total					$(1,153,521)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	25

Schedule of Investments (continued)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	140,000	USD	35,705	Deutsche Bank AG	10/02/15	$ (417)
BRL	130,000	USD	33,265	JPMorgan Chase Bank N.A.	10/02/15	(497)
BRL	265,000	USD	66,516	JPMorgan Chase Bank N.A.	10/02/15	280
USD	118,101	BRL	425,000	JPMorgan Chase Bank N.A.	10/02/15	10,976
USD	28,769	BRL	110,000	Morgan Stanley & Co. International PLC	10/02/15	1,042
CAD	7,203,436	USD	5,372,832	Deutsche Bank AG	10/05/15	24,880
CHF	430,000	USD	440,121	Deutsche Bank AG	10/05/15	1,162
CZK	4,700,000	USD	193,068	Deutsche Bank AG	10/05/15	99
DKK	4,400,000	USD	658,432	Deutsche Bank AG	10/05/15	589
EUR	14,005,000	USD	15,633,782	Deutsche Bank AG	10/05/15	16,667
EUR	14,005,000	USD	15,633,082	Morgan Stanley & Co. International PLC	10/05/15	17,348
EUR	14,005,000	USD	15,633,754	State Street Bank and Trust Co.	10/05/15	16,695
EUR	370,000	USD	413,946	UBS AG	10/05/15	(475)
EUR	14,005,000	USD	15,633,643	UBS AG	10/05/15	16,807
GBP	3,130,000	USD	4,741,099	Deutsche Bank AG	10/05/15	(6,320)
GBP	3,135,000	USD	4,748,741	Morgan Stanley & Co. International PLC	10/05/15	(6,399)
GBP	3,130,000	USD	4,741,089	State Street Bank and Trust Co.	10/05/15	(6,311)
GBP	3,130,000	USD	4,741,168	UBS AG	10/05/15	(6,389)
JPY	1,025,650,000	USD	8,564,091	Deutsche Bank AG	10/05/15	(13,987)
JPY	1,025,650,000	USD	8,564,126	Morgan Stanley & Co. International PLC	10/05/15	(14,022)
JPY	1,025,650,000	USD	8,564,112	State Street Bank and Trust Co.	10/05/15	(14,008)
JPY	1,025,650,000	USD	8,564,140	UBS AG	10/05/15	(14,036)
MXN	10,150,000	USD	598,935	Deutsche Bank AG	10/05/15	1,221
NOK	5,350,000	USD	627,166	Deutsche Bank AG	10/05/15	1,217
NZD	350,000	USD	223,851	Deutsche Bank AG	10/05/15	(180)
SEK	8,200,000	USD	977,762	Deutsche Bank AG	10/05/15	2,043
SGD	400,000	USD	281,314	Deutsche Bank AG	10/05/15	(278)
THB	19,200,000	USD	528,998	Deutsche Bank AG	10/05/15	(100)
TRY	600,000	USD	197,920	Deutsche Bank AG	10/05/15	72
USD	1,901,702	CAD	2,520,000	BNP Paribas S.A.	10/05/15	13,404
USD	1,901,511	CAD	2,520,000	JPMorgan Chase Bank N.A.	10/05/15	13,213
USD	1,632,534	CAD	2,163,436	Standard Chartered Bank	10/05/15	11,418
USD	155,620	CHF	150,000	BNP Paribas S.A.	10/05/15	1,684
USD	155,601	CHF	150,000	JPMorgan Chase Bank N.A.	10/05/15	1,665
USD	134,874	CHF	130,000	Standard Chartered Bank	10/05/15	1,463
USD	195,096	CZK	4,700,000	Société Générale	10/05/15	1,928
USD	231,507	DKK	1,540,000	BNP Paribas S.A.	10/05/15	850
USD	231,479	DKK	1,540,000	JPMorgan Chase Bank N.A.	10/05/15	822
USD	198,426	DKK	1,320,000	Standard Chartered Bank	10/05/15	720
USD	15,810,824	EUR	14,100,000	Bank of America N.A.	10/05/15	54,214
USD	15,809,442	EUR	14,100,000	Goldman Sachs International	10/05/15	52,831
USD	15,800,527	EUR	14,090,000	JPMorgan Chase Bank N.A.	10/05/15	55,091
USD	15,810,599	EUR	14,100,000	UBS AG	10/05/15	53,989
USD	4,822,422	GBP	3,130,000	Bank of America N.A.	10/05/15	87,644
USD	4,822,688	GBP	3,130,000	Citibank N.A.	10/05/15	87,910

See Notes to Financial Statements.

26	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,823,399	GBP	3,130,000	JPMorgan Chase Bank N.A.	10/05/15	$ 88,620
USD	4,830,894	GBP	3,135,000	State Street Bank and Trust Co.	10/05/15	88,552
USD	305,478	JPY	37,000,000	Bank of America N.A.	10/05/15	(2,964)
USD	8,384,720	JPY	1,016,400,000	Barclays Bank PLC	10/05/15	(88,273)
USD	8,386,602	JPY	1,016,400,000	BNP Paribas S.A.	10/05/15	(86,391)
USD	8,386,796	JPY	1,016,400,000	Citibank N.A.	10/05/15	(86,197)
USD	8,386,090	JPY	1,016,400,000	JPMorgan Chase Bank N.A.	10/05/15	(86,903)
USD	601,492	MXN	10,150,000	Barclays Bank PLC	10/05/15	1,337
USD	224,951	NOK	1,875,000	BNP Paribas S.A.	10/05/15	4,724
USD	224,315	NOK	1,870,000	JPMorgan Chase Bank N.A.	10/05/15	4,674
USD	192,542	NOK	1,605,000	Standard Chartered Bank	10/05/15	4,027
USD	79,810	NZD	125,000	BNP Paribas S.A.	10/05/15	(73)
USD	76,615	NZD	120,000	JPMorgan Chase Bank N.A.	10/05/15	(72)
USD	67,038	NZD	105,000	Standard Chartered Bank	10/05/15	(63)
USD	338,748	SEK	2,870,000	BNP Paribas S.A.	10/05/15	(4,184)
USD	338,636	SEK	2,870,000	JPMorgan Chase Bank N.A.	10/05/15	(4,296)
USD	290,318	SEK	2,460,000	Standard Chartered Bank	10/05/15	(3,623)
USD	98,961	SGD	140,000	Citibank N.A.	10/05/15	598
USD	84,776	SGD	120,000	Deutsche Bank AG	10/05/15	465
USD	98,911	SGD	140,000	Standard Chartered Bank	10/05/15	548
USD	186,537	THB	6,720,000	Citibank N.A.	10/05/15	1,423
USD	159,867	THB	5,760,000	Deutsche Bank AG	10/05/15	1,197
USD	186,353	THB	6,720,000	Standard Chartered Bank	10/05/15	1,239
USD	71,298	TRY	210,000	Citibank N.A.	10/05/15	2,000
USD	61,079	TRY	180,000	Deutsche Bank AG	10/05/15	1,681
USD	71,232	TRY	210,000	Standard Chartered Bank	10/05/15	1,934
USD	223,747	ZAR	3,000,000	Barclays Bank PLC	10/05/15	7,465
ZAR	3,000,000	USD	216,967	Deutsche Bank AG	10/05/15	(685)
AUD	3,920,000	USD	2,752,138	Deutsche Bank AG	10/06/15	(1,608)
ILS	2,000,000	USD	509,567	Deutsche Bank AG	10/06/15	281
USD	974,117	AUD	1,370,000	BNP Paribas S.A.	10/06/15	12,835
USD	977,697	AUD	1,375,000	JPMorgan Chase Bank N.A.	10/06/15	12,906
USD	835,480	AUD	1,175,000	Standard Chartered Bank	10/06/15	11,023
USD	508,066	ILS	2,000,000	Citibank N.A.	10/06/15	(1,783)
KRW	2,025,000	USD	1,717	HSBC Bank PLC	10/20/15	(9)
KRW	283,500,000	USD	239,848	UBS AG	10/20/15	(849)
USD	241,520	KRW	285,525,000	JPMorgan Chase Bank N.A.	10/20/15	814
USD	2,747,979	AUD	3,920,000	Deutsche Bank AG	11/04/15	1,874
USD	33,517	BRL	140,000	Goldman Sachs International	11/04/15	(1,358)
USD	37,000	BRL	150,000	JPMorgan Chase Bank N.A.	11/04/15	(366)
USD	65,809	BRL	265,000	JPMorgan Chase Bank N.A.	11/04/15	(205)
USD	5,371,742	CAD	7,203,436	Deutsche Bank AG	11/04/15	(25,147)
USD	440,535	CHF	430,000	Deutsche Bank AG	11/04/15	(1,210)
USD	193,160	CZK	4,700,000	Deutsche Bank AG	11/04/15	(138)
USD	658,847	DKK	4,400,000	Deutsche Bank AG	11/04/15	(635)
USD	15,640,646	EUR	14,005,000	Deutsche Bank AG	11/04/15	(16,998)
USD	15,640,336	EUR	14,005,000	Morgan Stanley & Co. International PLC	11/04/15	(17,313)
USD	15,640,743	EUR	14,005,000	State Street Bank and Trust Co.	11/04/15	(16,904)
USD	15,640,673	EUR	14,005,000	UBS AG	11/04/15	(16,972)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	27

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,740,463	GBP	3,130,000	Deutsche Bank AG	11/04/15	$ 6,384
USD	4,748,124	GBP	3,135,000	Morgan Stanley & Co. International PLC	11/04/15	6,482
USD	4,740,460	GBP	3,130,000	State Street Bank and Trust Co.	11/04/15	6,381
USD	4,740,576	GBP	3,130,000	UBS AG	11/04/15	6,496
USD	509,632	ILS	2,000,000	Deutsche Bank AG	11/04/15	(371)
USD	8,567,359	JPY	1,025,650,000	Deutsche Bank AG	11/04/15	14,098
USD	8,567,252	JPY	1,025,650,000	Morgan Stanley & Co. International PLC	11/04/15	13,990
USD	417,647	JPY	50,000,000	Standard Chartered Bank	11/04/15	679
USD	8,567,138	JPY	1,025,650,000	State Street Bank and Trust Co.	11/04/15	13,876
USD	8,567,138	JPY	1,025,650,000	UBS AG	11/04/15	13,876
USD	597,437	MXN	10,150,000	Deutsche Bank AG	11/04/15	(1,183)
USD	626,856	NOK	5,350,000	Deutsche Bank AG	11/04/15	(1,213)
USD	223,340	NZD	350,000	Deutsche Bank AG	11/04/15	173
USD	978,400	SEK	8,200,000	Deutsche Bank AG	11/04/15	(2,076)
USD	280,998	SGD	400,000	Deutsche Bank AG	11/04/15	257
USD	527,111	THB	19,200,000	Deutsche Bank AG	11/04/15	(1,194)
USD	196,056	TRY	600,000	Deutsche Bank AG	11/04/15	(7)
USD	215,854	ZAR	3,000,000	Deutsche Bank AG	11/04/15	714
AUD	7,450	USD	5,183	Barclays Bank PLC	12/10/15	26
AUD	14,900	USD	10,366	Barclays Bank PLC	12/10/15	52
AUD	20,000	USD	14,099	Barclays Bank PLC	12/10/15	(115)
AUD	59,599	USD	41,463	Barclays Bank PLC	12/10/15	208
AUD	80,000	USD	56,024	Barclays Bank PLC	12/10/15	(88)
AUD	94,365	USD	65,649	Barclays Bank PLC	12/10/15	329
AUD	110,000	USD	77,032	Barclays Bank PLC	12/10/15	(122)
AUD	129,131	USD	89,836	Barclays Bank PLC	12/10/15	451
AUD	40,000	USD	28,069	Citibank N.A.	12/10/15	(102)
AUD	60,000	USD	41,614	Citibank N.A.	12/10/15	338
AUD	70,000	USD	49,473	Citibank N.A.	12/10/15	(529)
AUD	80,000	USD	56,139	Citibank N.A.	12/10/15	(203)
AUD	110,000	USD	77,743	Citibank N.A.	12/10/15	(832)
AUD	10,000	USD	7,146	Credit Suisse International	12/10/15	(154)
AUD	15,100	USD	10,500	Credit Suisse International	12/10/15	58
AUD	30,000	USD	21,280	Credit Suisse International	12/10/15	(305)
AUD	30,201	USD	21,000	Credit Suisse International	12/10/15	116
AUD	120,803	USD	84,000	Credit Suisse International	12/10/15	464
AUD	140,000	USD	99,309	Credit Suisse International	12/10/15	(1,422)
AUD	191,271	USD	132,999	Credit Suisse International	12/10/15	735
AUD	261,739	USD	181,999	Credit Suisse International	12/10/15	1,006
AUD	10,000	USD	7,005	Deutsche Bank AG	12/10/15	(13)
AUD	150,000	USD	105,068	Deutsche Bank AG	12/10/15	(189)
AUD	70,000	USD	48,657	Goldman Sachs International	12/10/15	286
AUD	130,000	USD	91,551	Goldman Sachs International	12/10/15	(656)
AUD	220,000	USD	154,932	Goldman Sachs International	12/10/15	(1,110)
AUD	300,000	USD	208,532	Goldman Sachs International	12/10/15	1,225
AUD	20,000	USD	14,007	HSBC Bank PLC	12/10/15	(24)
AUD	20,000	USD	14,399	HSBC Bank PLC	12/10/15	(415)
AUD	20,000	USD	14,399	HSBC Bank PLC	12/10/15	(415)

See Notes to Financial Statements.

28	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	160,000	USD	110,417	HSBC Bank PLC	12/10/15	$ 1,453
AUD	190,000	USD	133,164	HSBC Bank PLC	12/10/15	(318)
AUD	2,483	USD	1,726	JPMorgan Chase Bank N.A.	12/10/15	11
AUD	4,967	USD	3,451	JPMorgan Chase Bank N.A.	12/10/15	22
AUD	19,866	USD	13,804	JPMorgan Chase Bank N.A.	12/10/15	86
AUD	30,000	USD	21,282	JPMorgan Chase Bank N.A.	12/10/15	(307)
AUD	31,455	USD	21,857	JPMorgan Chase Bank N.A.	12/10/15	136
AUD	43,044	USD	29,909	JPMorgan Chase Bank N.A.	12/10/15	186
AUD	50,000	USD	34,929	JPMorgan Chase Bank N.A.	12/10/15	30
AUD	55,000	USD	38,420	JPMorgan Chase Bank N.A.	12/10/15	36
AUD	360,000	USD	259,451	JPMorgan Chase Bank N.A.	12/10/15	(7,743)
AUD	365,999	USD	255,680	JPMorgan Chase Bank N.A.	12/10/15	223
AUD	105,000	USD	73,335	Morgan Stanley & Co. International PLC	12/10/15	80
AUD	220,000	USD	153,935	Royal Bank of Scotland PLC	12/10/15	(113)
AUD	4,967	USD	3,451	UBS AG	12/10/15	22
AUD	9,933	USD	6,902	UBS AG	12/10/15	43
AUD	39,732	USD	27,607	UBS AG	12/10/15	173
AUD	62,910	USD	43,712	UBS AG	12/10/15	274
AUD	86,087	USD	59,816	UBS AG	12/10/15	375
CAD	32,587	USD	24,520	Barclays Bank PLC	12/10/15	(109)
CAD	237,416	USD	178,645	Barclays Bank PLC	12/10/15	(794)
CAD	140,000	USD	106,047	BNP Paribas S.A.	12/10/15	(1,171)
CAD	20,000	USD	15,123	Citibank N.A.	12/10/15	(141)
CAD	270,000	USD	203,154	Citibank N.A.	12/10/15	(895)
CAD	30,000	USD	22,508	Credit Suisse International	12/10/15	(35)
CAD	35,000	USD	26,154	Credit Suisse International	12/10/15	65
CAD	37,413	USD	28,139	Credit Suisse International	12/10/15	(112)
CAD	50,000	USD	37,692	Credit Suisse International	12/10/15	(237)
CAD	50,000	USD	37,750	Credit Suisse International	12/10/15	(294)
CAD	272,584	USD	205,009	Credit Suisse International	12/10/15	(814)
CAD	10,000	USD	7,569	Deutsche Bank AG	12/10/15	(78)
CAD	7,071	USD	5,342	Goldman Sachs International	12/10/15	(45)
CAD	30,000	USD	22,634	Goldman Sachs International	12/10/15	(160)
CAD	72,929	USD	55,111	Goldman Sachs International	12/10/15	(479)
CAD	80,000	USD	60,042	Goldman Sachs International	12/10/15	(113)
CAD	90,525	USD	68,235	Goldman Sachs International	12/10/15	(422)
CAD	110,000	USD	82,990	Goldman Sachs International	12/10/15	(588)
CAD	140,000	USD	105,768	Goldman Sachs International	12/10/15	(892)
CAD	210,000	USD	158,652	Goldman Sachs International	12/10/15	(1,339)
CAD	354,558	USD	267,255	Goldman Sachs International	12/10/15	(1,652)
CAD	573,328	USD	432,157	Goldman Sachs International	12/10/15	(2,671)
CAD	10,000	USD	7,495	HSBC Bank PLC	12/10/15	(4)
CAD	35,000	USD	26,090	HSBC Bank PLC	12/10/15	129
CAD	50,000	USD	37,706	HSBC Bank PLC	12/10/15	(250)
CAD	100,000	USD	75,538	HSBC Bank PLC	12/10/15	(627)
CAD	185,000	USD	139,511	HSBC Bank PLC	12/10/15	(926)
CAD	300,000	USD	226,234	HSBC Bank PLC	12/10/15	(1,501)
CAD	20,000	USD	15,265	JPMorgan Chase Bank N.A.	12/10/15	(283)
CAD	70,000	USD	52,157	JPMorgan Chase Bank N.A.	12/10/15	280

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	29

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	89,475	USD	67,548	JPMorgan Chase Bank N.A.	12/10/15	$ (522)
CAD	270,000	USD	206,079	JPMorgan Chase Bank N.A.	12/10/15	(3,819)
CAD	307,495	USD	232,141	JPMorgan Chase Bank N.A.	12/10/15	(1,793)
CAD	497,520	USD	375,599	JPMorgan Chase Bank N.A.	12/10/15	(2,901)
CAD	30,000	USD	22,501	Morgan Stanley & Co. International PLC	12/10/15	(28)
CAD	60,000	USD	45,002	Morgan Stanley & Co. International PLC	12/10/15	(55)
CAD	120,000	USD	90,003	Morgan Stanley & Co. International PLC	12/10/15	(110)
CAD	70,000	USD	52,907	Royal Bank of Canada	12/10/15	(469)
CAD	330,000	USD	249,557	Royal Bank of Canada	12/10/15	(2,350)
CAD	545,000	USD	412,147	Royal Bank of Canada	12/10/15	(3,881)
CAD	678,000	USD	512,726	Royal Bank of Canada	12/10/15	(4,829)
CAD	42,947	USD	32,362	Westpac Banking Corp.	12/10/15	(190)
CAD	69,152	USD	52,109	Westpac Banking Corp.	12/10/15	(306)
CLP	20,000,000	USD	28,476	Credit Suisse International	12/10/15	64
CLP	24,000,000	USD	34,891	Credit Suisse International	12/10/15	(643)
CLP	32,000,000	USD	46,037	Credit Suisse International	12/10/15	(373)
CLP	16,000,000	USD	23,063	Deutsche Bank AG	12/10/15	(231)
CLP	29,000,000	USD	41,874	HSBC Bank PLC	12/10/15	(491)
CLP	15,000,000	USD	21,575	Morgan Stanley & Co. International PLC	12/10/15	(170)
CLP	24,000,000	USD	34,520	Morgan Stanley & Co. International PLC	12/10/15	(272)
COP	40,000,000	USD	12,719	Morgan Stanley & Co. International PLC	12/10/15	125
COP	100,000,000	USD	31,807	Morgan Stanley & Co. International PLC	12/10/15	303
COP	100,000,000	USD	32,792	Morgan Stanley & Co. International PLC	12/10/15	(683)
COP	100,000,000	USD	33,613	Morgan Stanley & Co. International PLC	12/10/15	(1,504)
COP	160,000,000	USD	53,209	Morgan Stanley & Co. International PLC	12/10/15	(1,834)
COP	564,400,000	USD	180,204	Morgan Stanley & Co. International PLC	12/10/15	1,022
COP	140,000,000	USD	46,515	Standard Chartered Bank	12/10/15	(1,562)
EUR	39,678	HUF	12,460,000	Barclays Bank PLC	12/10/15	(12)
EUR	44,356	HUF	13,860,000	Barclays Bank PLC	12/10/15	232
EUR	44,575	HUF	14,000,000	Barclays Bank PLC	12/10/15	(22)
EUR	60,710	HUF	19,000,000	Barclays Bank PLC	12/10/15	211
EUR	90,298	HUF	28,000,000	Barclays Bank PLC	12/10/15	1,241
EUR	44,605	HUF	14,000,000	BNP Paribas S.A.	12/10/15	11
EUR	49,424	HUF	15,540,000	BNP Paribas S.A.	12/10/15	(85)
EUR	13,287	HUF	4,140,000	HSBC Bank PLC	12/10/15	112
EUR	5,486	HUF	1,732,757	JPMorgan Chase Bank N.A.	12/10/15	(38)
EUR	26,281	HUF	8,267,243	JPMorgan Chase Bank N.A.	12/10/15	(59)
EUR	257,634	HUF	81,000,000	Morgan Stanley & Co. International PLC	12/10/15	(422)
EUR	684,223	PLN	2,910,000	Bank of America N.A.	12/10/15	1,341
EUR	23,451	PLN	100,000	Barclays Bank PLC	12/10/15	(23)

See Notes to Financial Statements.

30	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	23,508	PLN	100,000	BNP Paribas S.A.	12/10/15	$ 41
EUR	35,577	PLN	150,000	BNP Paribas S.A.	12/10/15	414
EUR	35,594	PLN	150,000	BNP Paribas S.A.	12/10/15	432
EUR	47,263	PLN	200,000	BNP Paribas S.A.	12/10/15	358
EUR	56,824	PLN	240,000	BNP Paribas S.A.	12/10/15	550
EUR	64,113	PLN	270,300	BNP Paribas S.A.	12/10/15	749
EUR	71,072	PLN	300,000	BNP Paribas S.A.	12/10/15	735
EUR	74,903	PLN	315,000	BNP Paribas S.A.	12/10/15	1,082
EUR	94,034	PLN	400,000	BNP Paribas S.A.	12/10/15	165
EUR	7,037	PLN	29,700	Credit Suisse International	12/10/15	74
EUR	11,735	PLN	49,600	Credit Suisse International	12/10/15	104
EUR	47,991	PLN	201,758	Credit Suisse International	12/10/15	711
EUR	54,564	PLN	230,000	Credit Suisse International	12/10/15	649
EUR	59,111	PLN	250,000	Credit Suisse International	12/10/15	484
EUR	32,228	PLN	136,255	JPMorgan Chase Bank N.A.	12/10/15	276
EUR	47,169	PLN	200,000	Morgan Stanley & Co. International PLC	12/10/15	253
EUR	54,449	PLN	230,000	Royal Bank of Scotland PLC	12/10/15	519
EUR	58,551	PLN	247,387	UBS AG	12/10/15	542
EUR	20,000	USD	22,313	Barclays Bank PLC	12/10/15	62
EUR	10,000	USD	11,257	BNP Paribas S.A.	12/10/15	(69)
EUR	33,802	USD	37,768	Citibank N.A.	12/10/15	49
EUR	40,000	USD	44,551	Citibank N.A.	12/10/15	199
EUR	60,000	USD	66,827	Citibank N.A.	12/10/15	299
EUR	153,985	USD	172,052	Citibank N.A.	12/10/15	221
EUR	50,000	USD	55,766	Credit Suisse International	12/10/15	172
EUR	80,000	USD	89,226	Credit Suisse International	12/10/15	276
EUR	130,000	USD	145,088	Credit Suisse International	12/10/15	352
EUR	250,000	USD	280,079	Credit Suisse International	12/10/15	(386)
EUR	50,000	USD	55,954	Deutsche Bank AG	12/10/15	(15)
EUR	180,000	USD	202,159	Deutsche Bank AG	12/10/15	(780)
EUR	90,000	USD	100,828	Goldman Sachs International	12/10/15	(139)
EUR	305,000	USD	348,178	Goldman Sachs International	12/10/15	(6,953)
EUR	30,000	USD	33,828	HSBC Bank PLC	12/10/15	(265)
EUR	40,000	USD	44,914	HSBC Bank PLC	12/10/15	(163)
EUR	40,000	USD	45,316	HSBC Bank PLC	12/10/15	(565)
EUR	90,000	USD	100,891	HSBC Bank PLC	12/10/15	(202)
EUR	90,000	USD	102,106	HSBC Bank PLC	12/10/15	(1,417)
EUR	100,000	USD	113,290	HSBC Bank PLC	12/10/15	(1,413)
EUR	180,000	USD	202,178	HSBC Bank PLC	12/10/15	(799)
EUR	305,000	USD	347,868	HSBC Bank PLC	12/10/15	(6,643)
EUR	56,198	USD	62,775	JPMorgan Chase Bank N.A.	12/10/15	98
EUR	180,000	USD	202,215	JPMorgan Chase Bank N.A.	12/10/15	(836)
EUR	256,015	USD	285,977	JPMorgan Chase Bank N.A.	12/10/15	446
EUR	320,000	USD	356,883	JPMorgan Chase Bank N.A.	12/10/15	1,124
EUR	340,000	USD	379,949	Royal Bank of Scotland PLC	12/10/15	433
EUR	305,000	USD	347,996	UBS AG	12/10/15	(6,771)
GBP	14,000	USD	21,384	Barclays Bank PLC	12/10/15	(213)
GBP	20,000	USD	30,435	Barclays Bank PLC	12/10/15	(189)
GBP	45,000	USD	68,802	Barclays Bank PLC	12/10/15	(749)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	31

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	70,000	USD	105,902	Barclays Bank PLC	12/10/15	$ (43)
GBP	280,000	USD	427,687	Barclays Bank PLC	12/10/15	(4,250)
GBP	289,000	USD	441,435	Barclays Bank PLC	12/10/15	(4,387)
GBP	10,000	USD	15,572	Credit Suisse International	12/10/15	(449)
GBP	10,000	USD	15,572	Credit Suisse International	12/10/15	(449)
GBP	20,000	USD	30,855	Credit Suisse International	12/10/15	(609)
GBP	190,000	USD	295,859	Credit Suisse International	12/10/15	(8,526)
GBP	380,000	USD	586,242	Credit Suisse International	12/10/15	(11,578)
GBP	430,000	USD	663,379	Credit Suisse International	12/10/15	(13,101)
GBP	10,000	USD	15,373	Goldman Sachs International	12/10/15	(251)
GBP	50,000	USD	76,867	Goldman Sachs International	12/10/15	(1,253)
GBP	40,000	USD	61,408	HSBC Bank PLC	12/10/15	(917)
GBP	40,000	USD	61,729	HSBC Bank PLC	12/10/15	(1,238)
GBP	40,000	USD	62,029	HSBC Bank PLC	12/10/15	(1,538)
GBP	50,000	USD	76,932	HSBC Bank PLC	12/10/15	(1,318)
GBP	66,000	USD	101,324	HSBC Bank PLC	12/10/15	(1,514)
GBP	135,000	USD	206,195	HSBC Bank PLC	12/10/15	(2,038)
GBP	170,000	USD	258,071	Morgan Stanley & Co. International PLC	12/10/15	(985)
GBP	340,000	USD	516,143	Morgan Stanley & Co. International PLC	12/10/15	(1,969)
GBP	70,000	USD	105,998	Royal Bank of Scotland PLC	12/10/15	(139)
HUF	15,580,483	EUR	49,612	Barclays Bank PLC	12/10/15	18
HUF	10,000,000	EUR	31,888	BNP Paribas S.A.	12/10/15	(40)
HUF	14,000,000	EUR	44,740	BNP Paribas S.A.	12/10/15	(163)
HUF	22,000,000	EUR	70,938	BNP Paribas S.A.	12/10/15	(963)
HUF	23,500,000	EUR	75,485	BNP Paribas S.A.	12/10/15	(705)
HUF	24,000,000	EUR	76,218	BNP Paribas S.A.	12/10/15	257
HUF	15,000,000	EUR	48,059	Credit Suisse International	12/10/15	(313)
HUF	15,499,517	EUR	49,362	Deutsche Bank AG	12/10/15	10
HUF	10,920,000	EUR	34,742	Morgan Stanley & Co. International PLC	12/10/15	46
HUF	23,500,000	EUR	75,411	Royal Bank of Scotland PLC	12/10/15	(623)
HUF	20,000,000	USD	71,699	Bank of America N.A.	12/10/15	(426)
HUF	37,900,000	USD	135,869	Bank of America N.A.	12/10/15	(807)
HUF	3,610,000	USD	12,808	Barclays Bank PLC	12/10/15	56
HUF	6,300,000	USD	23,254	Barclays Bank PLC	12/10/15	(803)
HUF	7,000,000	USD	24,979	Barclays Bank PLC	12/10/15	(34)
HUF	10,425,000	USD	36,988	Barclays Bank PLC	12/10/15	163
HUF	16,000,000	USD	57,874	Barclays Bank PLC	12/10/15	(855)
HUF	16,000,000	USD	57,893	Barclays Bank PLC	12/10/15	(875)
HUF	18,900,000	USD	69,762	Barclays Bank PLC	12/10/15	(2,409)
HUF	19,000,000	USD	69,116	Barclays Bank PLC	12/10/15	(1,407)
HUF	1,680,000	USD	6,070	BNP Paribas S.A.	12/10/15	(83)
HUF	2,160,000	USD	7,804	BNP Paribas S.A.	12/10/15	(106)
HUF	2,700,000	USD	9,982	BNP Paribas S.A.	12/10/15	(360)
HUF	2,860,000	USD	10,328	BNP Paribas S.A.	12/10/15	(136)
HUF	4,620,000	USD	16,684	BNP Paribas S.A.	12/10/15	(220)
HUF	5,000,000	USD	17,731	BNP Paribas S.A.	12/10/15	87
HUF	5,000,000	USD	17,746	BNP Paribas S.A.	12/10/15	72

See Notes to Financial Statements.

32	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HUF	7,000,000	USD	25,076	BNP Paribas S.A.	12/10/15	$ (131)
HUF	8,100,000	USD	29,945	BNP Paribas S.A.	12/10/15	(1,079)
HUF	13,000,000	USD	46,570	BNP Paribas S.A.	12/10/15	(243)
HUF	22,000,000	USD	78,018	BNP Paribas S.A.	12/10/15	382
HUF	22,000,000	USD	78,083	BNP Paribas S.A.	12/10/15	317
HUF	2,002,914	USD	7,114	Credit Suisse International	12/10/15	23
HUF	18,000,000	USD	64,353	Credit Suisse International	12/10/15	(207)
HUF	10,997,086	USD	39,074	Deutsche Bank AG	12/10/15	116
HUF	13,000,000	USD	46,551	Goldman Sachs International	12/10/15	(224)
HUF	19,000,000	USD	68,036	Goldman Sachs International	12/10/15	(327)
HUF	10,140,000	USD	36,562	HSBC Bank PLC	12/10/15	(427)
HUF	12,320,000	USD	44,486	HSBC Bank PLC	12/10/15	(582)
HUF	15,840,000	USD	57,197	HSBC Bank PLC	12/10/15	(748)
HUF	16,380,000	USD	59,062	HSBC Bank PLC	12/10/15	(690)
HUF	5,390,000	USD	19,139	Morgan Stanley & Co. International PLC	12/10/15	69
HUF	15,575,000	USD	55,305	Morgan Stanley & Co. International PLC	12/10/15	199
HUF	9,000,000	USD	32,308	Royal Bank of Scotland PLC	12/10/15	(236)
HUF	12,000,000	USD	43,078	Royal Bank of Scotland PLC	12/10/15	(314)
HUF	10,000,000	USD	35,831	Société Générale	12/10/15	(195)
HUF	13,000,000	USD	46,581	Société Générale	12/10/15	(253)
IDR	500,000,000	USD	32,930	Citibank N.A.	12/10/15	150
IDR	690,000,000	USD	45,443	Citibank N.A.	12/10/15	208
IDR	170,000,000	USD	11,510	Deutsche Bank AG	12/10/15	(263)
IDR	680,000,000	USD	45,791	Deutsche Bank AG	12/10/15	(802)
IDR	510,000,000	USD	34,699	HSBC Bank PLC	12/10/15	(957)
IDR	540,000,000	USD	36,242	HSBC Bank PLC	12/10/15	(515)
IDR	760,000,000	USD	51,075	HSBC Bank PLC	12/10/15	(794)
IDR	340,000,000	USD	22,973	Morgan Stanley & Co. International PLC	12/10/15	(479)
IDR	360,000,000	USD	23,873	Morgan Stanley & Co. International PLC	12/10/15	(55)
IDR	640,000,000	USD	42,105	Morgan Stanley & Co. International PLC	12/10/15	238
IDR	480,000,000	USD	31,610	UBS AG	12/10/15	147
IDR	640,000,000	USD	42,147	UBS AG	12/10/15	196
ILS	75,736	USD	19,287	Barclays Bank PLC	12/10/15	38
ILS	11,280	USD	2,873	Citibank N.A.	12/10/15	5
ILS	44,153	USD	11,312	Credit Suisse International	12/10/15	(46)
ILS	69,327	USD	17,626	Credit Suisse International	12/10/15	64
ILS	100,000	USD	25,400	Credit Suisse International	12/10/15	117
ILS	100,000	USD	25,502	Credit Suisse International	12/10/15	14
ILS	124,264	USD	31,638	Credit Suisse International	12/10/15	69
ILS	138,653	USD	35,252	Credit Suisse International	12/10/15	128
ILS	141,777	USD	36,202	Credit Suisse International	12/10/15	(26)
ILS	150,000	USD	38,254	Credit Suisse International	12/10/15	21
ILS	200,000	USD	51,586	Credit Suisse International	12/10/15	(553)
ILS	236,295	USD	60,337	Credit Suisse International	12/10/15	(43)
ILS	250,000	USD	64,437	Credit Suisse International	12/10/15	(646)
ILS	288,720	USD	73,551	Credit Suisse International	12/10/15	120

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	33

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ILS	350,000	USD	90,275	Credit Suisse International	12/10/15	$ (967)
ILS	395,301	USD	100,319	Credit Suisse International	12/10/15	548
ILS	100,000	USD	25,326	Deutsche Bank AG	12/10/15	190
ILS	150,000	USD	37,989	Deutsche Bank AG	12/10/15	286
ILS	350,000	USD	89,361	Deutsche Bank AG	12/10/15	(53)
ILS	789,004	USD	201,046	Deutsche Bank AG	12/10/15	280
ILS	8,223	USD	2,109	Goldman Sachs International	12/10/15	(11)
ILS	13,705	USD	3,515	Goldman Sachs International	12/10/15	(18)
ILS	4,699	USD	1,193	UBS AG	12/10/15	6
ILS	30,673	USD	7,802	UBS AG	12/10/15	25
ILS	61,347	USD	15,603	UBS AG	12/10/15	50
ILS	105,847	USD	27,221	UBS AG	12/10/15	(213)
INR	4,700,000	USD	70,144	Bank of America N.A.	12/10/15	522
INR	4,500,000	USD	67,354	Barclays Bank PLC	12/10/15	305
INR	4,700,000	USD	70,672	Barclays Bank PLC	12/10/15	(7)
INR	5,200,000	USD	77,831	Barclays Bank PLC	12/10/15	352
INR	575,000	USD	8,637	Citibank N.A.	12/10/15	8
INR	2,650,000	USD	39,805	Citibank N.A.	12/10/15	39
INR	3,750,000	USD	56,327	Citibank N.A.	12/10/15	55
INR	2,700,000	USD	40,030	Credit Suisse International	12/10/15	566
INR	575,000	USD	8,623	Deutsche Bank AG	12/10/15	22
INR	1,300,000	USD	19,417	Deutsche Bank AG	12/10/15	128
INR	2,400,000	USD	35,608	Deutsche Bank AG	12/10/15	476
INR	2,550,000	USD	38,088	Deutsche Bank AG	12/10/15	252
INR	2,650,000	USD	39,742	Deutsche Bank AG	12/10/15	101
INR	3,750,000	USD	56,239	Deutsche Bank AG	12/10/15	143
INR	3,900,000	USD	57,864	Deutsche Bank AG	12/10/15	774
INR	3,900,000	USD	58,200	Deutsche Bank AG	12/10/15	437
INR	575,000	USD	8,653	Goldman Sachs International	12/10/15	(8)
INR	1,300,000	USD	19,420	Goldman Sachs International	12/10/15	125
INR	1,600,000	USD	23,927	Goldman Sachs International	12/10/15	129
INR	2,550,000	USD	38,094	Goldman Sachs International	12/10/15	246
INR	2,650,000	USD	39,880	Goldman Sachs International	12/10/15	(36)
INR	3,750,000	USD	56,433	Goldman Sachs International	12/10/15	(51)
INR	1,040,000	USD	15,623	HSBC Bank PLC	12/10/15	14
INR	1,350,000	USD	20,119	HSBC Bank PLC	12/10/15	178
INR	1,600,000	USD	23,564	HSBC Bank PLC	12/10/15	492
INR	1,600,000	USD	23,898	HSBC Bank PLC	12/10/15	158
INR	2,000,000	USD	29,860	HSBC Bank PLC	12/10/15	211
INR	2,050,000	USD	30,748	HSBC Bank PLC	12/10/15	74
INR	2,900,000	USD	42,710	HSBC Bank PLC	12/10/15	892
INR	3,100,000	USD	46,282	HSBC Bank PLC	12/10/15	327
INR	3,800,000	USD	56,296	HSBC Bank PLC	12/10/15	838
INR	3,900,000	USD	58,235	HSBC Bank PLC	12/10/15	402
INR	5,500,000	USD	81,481	HSBC Bank PLC	12/10/15	1,212
INR	6,680,000	USD	100,346	HSBC Bank PLC	12/10/15	90
INR	575,000	USD	8,622	JPMorgan Chase Bank N.A.	12/10/15	23
INR	2,650,000	USD	39,736	JPMorgan Chase Bank N.A.	12/10/15	107
INR	3,750,000	USD	56,230	JPMorgan Chase Bank N.A.	12/10/15	152

See Notes to Financial Statements.

34	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	2,050,000	USD	30,758	Morgan Stanley & Co. International PLC	12/10/15	$ 65
INR	2,080,000	USD	31,266	Morgan Stanley & Co. International PLC	12/10/15	7
INR	5,100,000	USD	76,842	Morgan Stanley & Co. International PLC	12/10/15	(162)
INR	5,700,000	USD	84,183	Morgan Stanley & Co. International PLC	12/10/15	1,518
INR	13,360,000	USD	200,827	Morgan Stanley & Co. International PLC	12/10/15	44
INR	1,350,000	USD	20,110	UBS AG	12/10/15	187
INR	1,500,000	USD	22,308	UBS AG	12/10/15	245
INR	2,080,000	USD	31,259	UBS AG	12/10/15	14
INR	4,000,000	USD	59,369	UBS AG	12/10/15	772
INR	7,300,000	USD	108,566	UBS AG	12/10/15	1,191
INR	13,360,000	USD	200,781	UBS AG	12/10/15	90
JPY	19,000,000	USD	159,236	Deutsche Bank AG	12/10/15	(668)
JPY	26,000,000	USD	216,536	Goldman Sachs International	12/10/15	452
JPY	16,000,000	USD	133,613	Westpac Banking Corp.	12/10/15	(82)
KRW	47,500,000	USD	40,042	Deutsche Bank AG	12/10/15	(61)
KRW	154,700,000	USD	130,186	Goldman Sachs International	12/10/15	28
KRW	40,000,000	USD	33,129	HSBC Bank PLC	12/10/15	540
KRW	47,500,000	USD	40,056	HSBC Bank PLC	12/10/15	(74)
KRW	112,500,000	USD	94,889	HSBC Bank PLC	12/10/15	(196)
KRW	120,000,000	USD	100,334	HSBC Bank PLC	12/10/15	672
KRW	150,150,000	USD	126,602	HSBC Bank PLC	12/10/15	(218)
KRW	175,000,000	USD	150,021	HSBC Bank PLC	12/10/15	(2,721)
KRW	245,000,000	USD	208,156	HSBC Bank PLC	12/10/15	(1,936)
KRW	265,000,000	USD	223,158	HSBC Bank PLC	12/10/15	(103)
KRW	45,000,000	USD	37,895	Morgan Stanley & Co. International PLC	12/10/15	(18)
KRW	55,000,000	USD	46,425	Morgan Stanley & Co. International PLC	12/10/15	(131)
KRW	60,000,000	USD	50,646	Morgan Stanley & Co. International PLC	12/10/15	(143)
KRW	100,000,000	USD	84,211	Morgan Stanley & Co. International PLC	12/10/15	(39)
KRW	160,000,000	USD	134,409	Morgan Stanley & Co. International PLC	12/10/15	266
KRW	240,000,000	USD	205,885	Morgan Stanley & Co. International PLC	12/10/15	(3,873)
KRW	175,000,000	USD	149,765	Standard Chartered Bank	12/10/15	(2,464)
KRW	240,000,000	USD	206,097	Standard Chartered Bank	12/10/15	(4,085)
KRW	55,000,000	USD	46,406	UBS AG	12/10/15	(111)
KRW	60,000,000	USD	50,624	UBS AG	12/10/15	(121)
KRW	112,500,000	USD	94,697	UBS AG	12/10/15	(4)
KRW	150,150,000	USD	126,495	UBS AG	12/10/15	(112)
MXN	21,827	USD	1,317	Barclays Bank PLC	12/10/15	(33)
MXN	152,791	USD	9,219	Barclays Bank PLC	12/10/15	(233)
MXN	622,078	USD	37,535	Barclays Bank PLC	12/10/15	(949)
MXN	1,200,000	USD	71,284	Citibank N.A.	12/10/15	(710)
MXN	1,416	USD	85	Credit Suisse International	12/10/15	(1)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	35

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	9,914	USD	592	Credit Suisse International	12/10/15	$ (9)
MXN	125,065	USD	7,532	Credit Suisse International	12/10/15	(177)
MXN	300,000	USD	17,553	Credit Suisse International	12/10/15	90
MXN	306,488	USD	18,413	Credit Suisse International	12/10/15	(388)
MXN	373,799	USD	22,330	Credit Suisse International	12/10/15	(346)
MXN	600,000	USD	35,106	Credit Suisse International	12/10/15	181
MXN	674,273	USD	40,510	Credit Suisse International	12/10/15	(854)
MXN	875,458	USD	52,725	Credit Suisse International	12/10/15	(1,237)
MXN	1,000,000	USD	58,683	Credit Suisse International	12/10/15	130
MXN	1,471,140	USD	88,384	Credit Suisse International	12/10/15	(1,863)
MXN	2,616,592	USD	156,307	Credit Suisse International	12/10/15	(2,419)
MXN	3,564,364	USD	214,664	Credit Suisse International	12/10/15	(5,036)
MXN	9,442	USD	570	Deutsche Bank AG	12/10/15	(15)
MXN	17,454	USD	1,024	Deutsche Bank AG	12/10/15	2
MXN	56,241	USD	3,300	Deutsche Bank AG	12/10/15	7
MXN	66,096	USD	3,990	Deutsche Bank AG	12/10/15	(103)
MXN	269,103	USD	16,246	Deutsche Bank AG	12/10/15	(420)
MXN	600,000	USD	35,379	Deutsche Bank AG	12/10/15	(92)
MXN	700,000	USD	41,115	Deutsche Bank AG	12/10/15	54
MXN	1,400,000	USD	83,140	Deutsche Bank AG	12/10/15	(803)
MXN	21,803	USD	1,317	Goldman Sachs International	12/10/15	(34)
MXN	96,665	USD	5,813	Goldman Sachs International	12/10/15	(128)
MXN	152,624	USD	9,218	Goldman Sachs International	12/10/15	(241)
MXN	212,664	USD	12,789	Goldman Sachs International	12/10/15	(282)
MXN	463,994	USD	27,904	Goldman Sachs International	12/10/15	(615)
MXN	621,400	USD	37,529	Goldman Sachs International	12/10/15	(983)
MXN	1,100,000	USD	64,920	Goldman Sachs International	12/10/15	(226)
MXN	2,100,000	USD	123,777	Goldman Sachs International	12/10/15	(271)
MXN	21,862	USD	1,317	JPMorgan Chase Bank N.A.	12/10/15	(31)
MXN	24,785	USD	1,481	JPMorgan Chase Bank N.A.	12/10/15	(23)
MXN	100,000	USD	5,868	JPMorgan Chase Bank N.A.	12/10/15	13
MXN	153,031	USD	9,219	JPMorgan Chase Bank N.A.	12/10/15	(219)
MXN	173,494	USD	10,366	JPMorgan Chase Bank N.A.	12/10/15	(163)
MXN	446,115	USD	26,275	JPMorgan Chase Bank N.A.	12/10/15	(38)
MXN	500,000	USD	29,339	JPMorgan Chase Bank N.A.	12/10/15	67
MXN	500,000	USD	29,499	JPMorgan Chase Bank N.A.	12/10/15	(93)
MXN	600,000	USD	35,139	JPMorgan Chase Bank N.A.	12/10/15	149
MXN	623,055	USD	37,534	JPMorgan Chase Bank N.A.	12/10/15	(890)
MXN	1,437,480	USD	84,665	JPMorgan Chase Bank N.A.	12/10/15	(123)
MXN	2,800,000	USD	165,197	JPMorgan Chase Bank N.A.	12/10/15	(522)
MXN	96,847	USD	5,813	Morgan Stanley & Co. International PLC	12/10/15	(118)
MXN	174,572	USD	10,242	Morgan Stanley & Co. International PLC	12/10/15	25
MXN	213,063	USD	12,790	Morgan Stanley & Co. International PLC	12/10/15	(259)
MXN	464,866	USD	27,904	Morgan Stanley & Co. International PLC	12/10/15	(565)
MXN	562,509	USD	33,003	Morgan Stanley & Co. International PLC	12/10/15	79

See Notes to Financial Statements.

36	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	900,000	USD	53,246	Morgan Stanley & Co. International PLC	12/10/15	$ (315)
MXN	200,000	USD	11,920	UBS AG	12/10/15	(157)
MXN	261,860	USD	15,363	UBS AG	12/10/15	37
MXN	843,770	USD	49,505	UBS AG	12/10/15	120
MXN	1,300,000	USD	77,477	UBS AG	12/10/15	(1,021)
MYR	30,000	USD	6,983	Deutsche Bank AG	12/10/15	(190)
MYR	100,000	USD	23,111	Deutsche Bank AG	12/10/15	(466)
MYR	190,000	USD	44,227	Deutsche Bank AG	12/10/15	(1,203)
MYR	250,000	USD	57,777	Deutsche Bank AG	12/10/15	(1,166)
MYR	35,000	USD	8,123	HSBC Bank PLC	12/10/15	(198)
MYR	50,000	USD	11,776	HSBC Bank PLC	12/10/15	(454)
MYR	93,516	USD	21,617	HSBC Bank PLC	12/10/15	(441)
MYR	150,000	USD	34,928	HSBC Bank PLC	12/10/15	(962)
MYR	180,000	USD	41,778	HSBC Bank PLC	12/10/15	(1,018)
MYR	250,000	USD	56,773	HSBC Bank PLC	12/10/15	(162)
MYR	250,000	USD	57,870	HSBC Bank PLC	12/10/15	(1,260)
MYR	400,000	USD	90,806	HSBC Bank PLC	12/10/15	(229)
MYR	425,000	USD	100,094	HSBC Bank PLC	12/10/15	(3,856)
MYR	35,000	USD	8,251	JPMorgan Chase Bank N.A.	12/10/15	(325)
MYR	50,000	USD	11,787	JPMorgan Chase Bank N.A.	12/10/15	(465)
MYR	50,000	USD	11,848	JPMorgan Chase Bank N.A.	12/10/15	(526)
MYR	150,000	USD	33,746	JPMorgan Chase Bank N.A.	12/10/15	221
MYR	150,000	USD	35,361	JPMorgan Chase Bank N.A.	12/10/15	(1,394)
MYR	35,000	USD	8,130	Morgan Stanley & Co. International PLC	12/10/15	(205)
MYR	50,000	USD	11,718	Morgan Stanley & Co. International PLC	12/10/15	(396)
MYR	50,000	USD	11,812	Morgan Stanley & Co. International PLC	12/10/15	(490)
MYR	100,000	USD	23,585	Morgan Stanley & Co. International PLC	12/10/15	(941)
MYR	180,000	USD	41,812	Morgan Stanley & Co. International PLC	12/10/15	(1,052)
MYR	200,000	USD	46,051	Morgan Stanley & Co. International PLC	12/10/15	(762)
MYR	250,000	USD	57,248	Morgan Stanley & Co. International PLC	12/10/15	(637)
MYR	425,000	USD	100,402	Morgan Stanley & Co. International PLC	12/10/15	(4,163)
MYR	106,484	USD	24,615	Standard Chartered Bank	12/10/15	(502)
MYR	35,000	USD	8,266	State Street Bank and Trust Co.	12/10/15	(341)
MYR	50,000	USD	11,809	State Street Bank and Trust Co.	12/10/15	(487)
MYR	150,000	USD	35,427	State Street Bank and Trust Co.	12/10/15	(1,461)
MYR	300,000	USD	70,738	UBS AG	12/10/15	(2,805)
MYR	1,000,000	USD	235,793	UBS AG	12/10/15	(9,350)
MYR	1,700,000	USD	400,849	UBS AG	12/10/15	(15,895)
MYR	30,000	USD	7,101	Westpac Banking Corp.	12/10/15	(308)
MYR	50,000	USD	11,835	Westpac Banking Corp.	12/10/15	(513)
MYR	150,000	USD	35,505	Westpac Banking Corp.	12/10/15	(1,539)
MYR	250,000	USD	56,542	Westpac Banking Corp.	12/10/15	69
NOK	11,225	USD	1,370	Barclays Bank PLC	12/10/15	(53)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	37

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	155,684	USD	19,000	Barclays Bank PLC	12/10/15	$ (734)
NOK	200,000	USD	23,467	BNP Paribas S.A.	12/10/15	(1)
NOK	1,300,000	USD	152,535	BNP Paribas S.A.	12/10/15	(6)
NOK	64,649	USD	7,876	Credit Suisse International	12/10/15	(291)
NOK	896,654	USD	109,236	Credit Suisse International	12/10/15	(4,032)
NOK	1,400,000	USD	169,056	Deutsche Bank AG	12/10/15	(4,795)
NOK	27,901	USD	3,392	Goldman Sachs International	12/10/15	(118)
NOK	100,000	USD	12,342	Goldman Sachs International	12/10/15	(609)
NOK	200,000	USD	24,244	Goldman Sachs International	12/10/15	(778)
NOK	200,000	USD	24,684	Goldman Sachs International	12/10/15	(1,218)
NOK	300,000	USD	36,366	Goldman Sachs International	12/10/15	(1,167)
NOK	386,975	USD	47,042	Goldman Sachs International	12/10/15	(1,639)
NOK	400,000	USD	48,260	Goldman Sachs International	12/10/15	(1,328)
NOK	600,000	USD	70,082	Goldman Sachs International	12/10/15	315
NOK	700,000	USD	82,290	Goldman Sachs International	12/10/15	(159)
NOK	900,000	USD	105,801	Goldman Sachs International	12/10/15	(205)
NOK	85,000	USD	10,342	JPMorgan Chase Bank N.A.	12/10/15	(369)
NOK	100,000	USD	12,181	JPMorgan Chase Bank N.A.	12/10/15	(448)
NOK	200,000	USD	24,092	JPMorgan Chase Bank N.A.	12/10/15	(626)
NOK	200,000	USD	24,185	JPMorgan Chase Bank N.A.	12/10/15	(719)
NOK	200,000	USD	24,610	JPMorgan Chase Bank N.A.	12/10/15	(1,144)
NOK	300,000	USD	36,138	JPMorgan Chase Bank N.A.	12/10/15	(939)
NOK	400,000	USD	48,184	JPMorgan Chase Bank N.A.	12/10/15	(1,252)
NOK	400,000	USD	48,235	JPMorgan Chase Bank N.A.	12/10/15	(1,303)
NOK	400,000	USD	49,221	JPMorgan Chase Bank N.A.	12/10/15	(2,289)
NOK	600,000	USD	70,385	JPMorgan Chase Bank N.A.	12/10/15	13
NOK	1,205,000	USD	146,614	JPMorgan Chase Bank N.A.	12/10/15	(5,232)
NOK	11,225	USD	1,370	UBS AG	12/10/15	(53)
NOK	155,686	USD	19,000	UBS AG	12/10/15	(733)
NOK	200,000	USD	24,204	UBS AG	12/10/15	(738)
NZD	70,000	USD	43,742	BNP Paribas S.A.	12/10/15	776
NZD	170,000	USD	106,943	Citibank N.A.	12/10/15	1,172
NZD	200,000	USD	125,815	Citibank N.A.	12/10/15	1,379
NZD	390,000	USD	245,827	Credit Suisse International	12/10/15	2,202
NZD	10,000	USD	6,322	Deutsche Bank AG	12/10/15	38
NZD	50,000	USD	31,213	Deutsche Bank AG	12/10/15	585
NZD	80,000	USD	50,681	Deutsche Bank AG	12/10/15	197
NZD	130,000	USD	82,356	Deutsche Bank AG	12/10/15	320
NZD	20,000	USD	12,579	Goldman Sachs International	12/10/15	141
NZD	60,000	USD	38,135	Goldman Sachs International	12/10/15	23
NZD	140,000	USD	88,052	Goldman Sachs International	12/10/15	984
NZD	150,000	USD	94,576	Goldman Sachs International	12/10/15	819
NZD	170,000	USD	106,826	Goldman Sachs International	12/10/15	1,289
NZD	180,000	USD	113,491	Goldman Sachs International	12/10/15	983
NZD	220,000	USD	138,368	Goldman Sachs International	12/10/15	1,546
NZD	20,000	USD	12,705	HSBC Bank PLC	12/10/15	15
NZD	50,000	USD	31,468	HSBC Bank PLC	12/10/15	330
NZD	120,000	USD	76,027	HSBC Bank PLC	12/10/15	289
NZD	4,187	USD	2,661	JPMorgan Chase Bank N.A.	12/10/15	1

See Notes to Financial Statements.

38	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD	70,000	USD	43,697	JPMorgan Chase Bank N.A.	12/10/15	$ 821
NZD	80,000	USD	49,939	JPMorgan Chase Bank N.A.	12/10/15	938
NZD	25,813	USD	16,380	Morgan Stanley & Co. International PLC	12/10/15	36
NZD	20,000	USD	12,795	Westpac Banking Corp.	12/10/15	(76)
NZD	80,000	USD	50,176	Westpac Banking Corp.	12/10/15	702
NZD	80,000	USD	51,181	Westpac Banking Corp.	12/10/15	(303)
PHP	500,000	USD	10,727	Bank of America N.A.	12/10/15	(78)
PHP	2,900,000	USD	62,218	Bank of America N.A.	12/10/15	(452)
PHP	4,800,000	USD	102,982	Bank of America N.A.	12/10/15	(749)
PHP	1,600,000	USD	33,959	Barclays Bank PLC	12/10/15	118
PHP	1,700,000	USD	36,082	Barclays Bank PLC	12/10/15	126
PHP	2,500,000	USD	53,259	Citibank N.A.	12/10/15	(13)
PHP	3,200,000	USD	67,969	Citibank N.A.	12/10/15	186
PHP	1,100,000	USD	23,271	Deutsche Bank AG	12/10/15	158
PHP	1,700,000	USD	36,216	Deutsche Bank AG	12/10/15	(9)
PHP	2,900,000	USD	61,480	Deutsche Bank AG	12/10/15	286
PHP	1,600,000	USD	33,949	Goldman Sachs International	12/10/15	129
PHP	1,600,000	USD	33,949	Goldman Sachs International	12/10/15	129
PHP	4,800,000	USD	102,674	Goldman Sachs International	12/10/15	(440)
PHP	1,900,000	USD	40,067	HSBC Bank PLC	12/10/15	400
PHP	3,300,000	USD	70,123	HSBC Bank PLC	12/10/15	162
PHP	1,900,000	USD	40,067	JPMorgan Chase Bank N.A.	12/10/15	400
PHP	2,700,000	USD	56,938	JPMorgan Chase Bank N.A.	12/10/15	568
PHP	3,200,000	USD	68,027	JPMorgan Chase Bank N.A.	12/10/15	128
PHP	1,100,000	USD	23,308	Morgan Stanley & Co. International PLC	12/10/15	121
PHP	1,500,000	USD	32,106	Morgan Stanley & Co. International PLC	12/10/15	(158)
PHP	1,700,000	USD	36,151	Morgan Stanley & Co. International PLC	12/10/15	57
PHP	1,100,000	USD	23,494	UBS AG	12/10/15	(66)
PHP	1,500,000	USD	31,712	UBS AG	12/10/15	235
PHP	1,600,000	USD	33,970	UBS AG	12/10/15	107
PHP	1,600,000	USD	34,173	UBS AG	12/10/15	(96)
PHP	1,600,000	USD	34,173	UBS AG	12/10/15	(96)
PHP	2,100,000	USD	44,397	UBS AG	12/10/15	330
PHP	2,700,000	USD	57,034	UBS AG	12/10/15	472
PHP	3,200,000	USD	68,042	UBS AG	12/10/15	114
PLN	123,089	EUR	29,216	Barclays Bank PLC	12/10/15	(363)
PLN	250,000	EUR	59,142	Barclays Bank PLC	12/10/15	(518)
PLN	290,000	EUR	68,817	Barclays Bank PLC	12/10/15	(838)
PLN	150,000	EUR	35,473	BNP Paribas S.A.	12/10/15	(297)
PLN	210,000	EUR	49,634	BNP Paribas S.A.	12/10/15	(385)
PLN	140,000	EUR	33,117	Credit Suisse International	12/10/15	(287)
PLN	150,000	EUR	35,660	Credit Suisse International	12/10/15	(506)
PLN	184,168	EUR	43,685	Credit Suisse International	12/10/15	(512)
PLN	200,000	EUR	47,360	Credit Suisse International	12/10/15	(466)
PLN	579,765	EUR	137,534	Credit Suisse International	12/10/15	(1,626)
PLN	150,000	EUR	35,684	HSBC Bank PLC	12/10/15	(533)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	39

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PLN	122,978	EUR	29,216	UBS AG	12/10/15	$ (392)
PLN	16,292	USD	4,351	Barclays Bank PLC	12/10/15	(73)
PLN	32,584	USD	8,703	Barclays Bank PLC	12/10/15	(147)
PLN	200,000	USD	52,900	Barclays Bank PLC	12/10/15	(382)
PLN	500,000	USD	132,278	Barclays Bank PLC	12/10/15	(981)
PLN	55,000	USD	14,953	BNP Paribas S.A.	12/10/15	(511)
PLN	95,000	USD	25,789	BNP Paribas S.A.	12/10/15	(842)
PLN	100,000	USD	26,494	BNP Paribas S.A.	12/10/15	(235)
PLN	150,000	USD	39,723	BNP Paribas S.A.	12/10/15	(334)
PLN	450,000	USD	121,021	Credit Suisse International	12/10/15	(2,854)
PLN	250,000	USD	66,569	Deutsche Bank AG	12/10/15	(921)
PLN	33,708	USD	9,004	Goldman Sachs International	12/10/15	(152)
PLN	67,416	USD	18,008	Goldman Sachs International	12/10/15	(305)
PLN	100,000	USD	26,498	Goldman Sachs International	12/10/15	(239)
PLN	150,000	USD	39,432	Goldman Sachs International	12/10/15	(43)
PLN	200,000	USD	52,997	Goldman Sachs International	12/10/15	(478)
PLN	100,000	USD	26,862	HSBC Bank PLC	12/10/15	(603)
PLN	100,000	USD	26,862	HSBC Bank PLC	12/10/15	(603)
PLN	200,000	USD	52,624	Morgan Stanley & Co. International PLC	12/10/15	(105)
RON	150,000	USD	37,831	BNP Paribas S.A.	12/10/15	53
RON	150,000	USD	38,002	BNP Paribas S.A.	12/10/15	(117)
RON	300,000	USD	75,769	BNP Paribas S.A.	12/10/15	—
RON	400,000	USD	100,756	BNP Paribas S.A.	12/10/15	269
RON	50,000	USD	12,634	Société Générale	12/10/15	(6)
SEK	500,000	USD	60,753	BNP Paribas S.A.	12/10/15	(912)
SEK	400,000	USD	47,663	Citibank N.A.	12/10/15	210
SEK	16,539	USD	1,963	Credit Suisse International	12/10/15	17
SEK	25,561	USD	3,033	Credit Suisse International	12/10/15	26
SEK	48,114	USD	5,710	Credit Suisse International	12/10/15	49
SEK	200,000	USD	23,650	Credit Suisse International	12/10/15	286
SEK	300,000	USD	35,475	Credit Suisse International	12/10/15	430
SEK	498,465	USD	59,287	Credit Suisse International	12/10/15	370
SEK	600,000	USD	70,950	Credit Suisse International	12/10/15	859
SEK	858,461	USD	101,908	Credit Suisse International	12/10/15	834
SEK	897,238	USD	106,717	Credit Suisse International	12/10/15	666
SEK	1,324,439	USD	157,224	Credit Suisse International	12/10/15	1,287
SEK	2,496,886	USD	296,405	Credit Suisse International	12/10/15	2,427
SEK	2,891,099	USD	343,867	Credit Suisse International	12/10/15	2,145
SEK	6,380,356	USD	758,880	Credit Suisse International	12/10/15	4,734
SEK	700,000	USD	83,754	Deutsche Bank AG	12/10/15	23
SEK	800,000	USD	95,719	Deutsche Bank AG	12/10/15	27
SEK	500,000	USD	59,445	Goldman Sachs International	12/10/15	396
SEK	500,000	USD	59,840	Goldman Sachs International	12/10/15	1
SEK	1,700,000	USD	201,999	Goldman Sachs International	12/10/15	1,461
SEK	225,000	USD	26,773	JPMorgan Chase Bank N.A.	12/10/15	156
SEK	350,000	USD	41,646	JPMorgan Chase Bank N.A.	12/10/15	243
SEK	400,000	USD	49,034	JPMorgan Chase Bank N.A.	12/10/15	(1,161)
SEK	600,000	USD	72,203	JPMorgan Chase Bank N.A.	12/10/15	(394)
SEK	655,000	USD	77,938	JPMorgan Chase Bank N.A.	12/10/15	454

See Notes to Financial Statements.

40	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	800,000	USD	98,068	JPMorgan Chase Bank N.A.	12/10/15	$(2,322)
SEK	2,000,000	USD	240,677	JPMorgan Chase Bank N.A.	12/10/15	(1,313)
SEK	1,535	USD	183	Morgan Stanley & Co. International PLC	12/10/15	1
SEK	2,762	USD	329	Morgan Stanley & Co. International PLC	12/10/15	2
SEK	8,901	USD	1,059	Morgan Stanley & Co. International PLC	12/10/15	7
SEK	19,644	USD	2,336	Morgan Stanley & Co. International PLC	12/10/15	15
SEK	100,000	USD	11,867	Morgan Stanley & Co. International PLC	12/10/15	101
SEK	100,000	USD	11,867	Morgan Stanley & Co. International PLC	12/10/15	101
SEK	500,000	USD	59,693	Morgan Stanley & Co. International PLC	12/10/15	148
SEK	1,300,000	USD	154,415	UBS AG	12/10/15	1,171
SEK	1,699,999	USD	201,928	UBS AG	12/10/15	1,532
SEK	2,200,000	USD	261,318	UBS AG	12/10/15	1,982
SGD	100,000	USD	70,787	Credit Suisse International	12/10/15	(685)
SGD	125,000	USD	87,245	Deutsche Bank AG	12/10/15	381
SGD	25,000	USD	17,438	Goldman Sachs International	12/10/15	87
SGD	30,000	USD	21,107	Goldman Sachs International	12/10/15	(77)
SGD	110,000	USD	77,492	Goldman Sachs International	12/10/15	(380)
SGD	150,000	USD	107,074	Goldman Sachs International	12/10/15	(1,922)
SGD	240,000	USD	171,215	Goldman Sachs International	12/10/15	(2,971)
SGD	30,000	USD	21,125	HSBC Bank PLC	12/10/15	(94)
SGD	40,000	USD	28,171	HSBC Bank PLC	12/10/15	(131)
SGD	50,000	USD	35,214	HSBC Bank PLC	12/10/15	(164)
SGD	70,000	USD	49,665	Morgan Stanley & Co. International PLC	12/10/15	(594)
SGD	530,000	USD	373,239	Morgan Stanley & Co. International PLC	12/10/15	(1,701)
SGD	50,000	USD	35,008	UBS AG	12/10/15	43
SGD	170,000	USD	121,720	UBS AG	12/10/15	(2,547)
TRY	140,000	USD	45,625	Credit Suisse International	12/10/15	(378)
TRY	600,000	USD	195,313	Credit Suisse International	12/10/15	(1,396)
TWD	1,100,000	USD	33,243	Deutsche Bank AG	12/10/15	178
TWD	1,200,000	USD	36,265	Deutsche Bank AG	12/10/15	194
TWD	1,400,000	USD	42,029	Deutsche Bank AG	12/10/15	506
TWD	3,400,000	USD	104,375	Goldman Sachs International	12/10/15	(1,075)
TWD	621,627	USD	18,864	Morgan Stanley & Co. International PLC	12/10/15	22
TWD	1,100,000	USD	33,857	Morgan Stanley & Co. International PLC	12/10/15	(436)
TWD	2,100,000	USD	64,536	Morgan Stanley & Co. International PLC	12/10/15	(733)
TWD	1,100,000	USD	33,758	UBS AG	12/10/15	(337)
TWD	1,678,373	USD	50,930	UBS AG	12/10/15	63
TWD	2,600,000	USD	79,828	UBS AG	12/10/15	(834)
USD	76,118	AUD	110,000	Bank of America N.A.	12/10/15	(793)
USD	228,355	AUD	330,000	Bank of America N.A.	12/10/15	(2,378)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	41

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	21,203	AUD	30,000	Citibank N.A.	12/10/15	$ 227
USD	21,411	AUD	30,000	Citibank N.A.	12/10/15	436
USD	27,743	AUD	40,000	Citibank N.A.	12/10/15	(225)
USD	49,121	AUD	70,000	Citibank N.A.	12/10/15	178
USD	83,228	AUD	120,000	Citibank N.A.	12/10/15	(675)
USD	105,260	AUD	150,000	Citibank N.A.	12/10/15	381
USD	106,013	AUD	150,000	Citibank N.A.	12/10/15	1,135
USD	206,975	AUD	290,000	Citibank N.A.	12/10/15	4,210
USD	228,387	AUD	320,000	Citibank N.A.	12/10/15	4,646
USD	421,040	AUD	600,000	Citibank N.A.	12/10/15	1,526
USD	50,020	AUD	70,000	Credit Suisse International	12/10/15	1,076
USD	71,457	AUD	100,000	Credit Suisse International	12/10/15	1,537
USD	78,535	AUD	110,000	Credit Suisse International	12/10/15	1,624
USD	85,674	AUD	120,000	Credit Suisse International	12/10/15	1,772
USD	104,236	AUD	145,999	Credit Suisse International	12/10/15	2,155
USD	106,402	AUD	150,000	Credit Suisse International	12/10/15	1,524
USD	21,014	AUD	30,000	Deutsche Bank AG	12/10/15	38
USD	20,909	AUD	30,000	Goldman Sachs International	12/10/15	(67)
USD	27,804	AUD	40,000	Goldman Sachs International	12/10/15	(163)
USD	62,560	AUD	90,000	Goldman Sachs International	12/10/15	(368)
USD	104,545	AUD	150,000	Goldman Sachs International	12/10/15	(333)
USD	160,303	AUD	230,000	Goldman Sachs International	12/10/15	(511)
USD	313,636	AUD	450,000	Goldman Sachs International	12/10/15	(1,000)
USD	7,009	AUD	10,000	HSBC Bank PLC	12/10/15	17
USD	21,026	AUD	30,000	HSBC Bank PLC	12/10/15	50
USD	21,026	AUD	30,000	HSBC Bank PLC	12/10/15	50
USD	50,396	AUD	70,000	HSBC Bank PLC	12/10/15	1,453
USD	55,994	AUD	80,000	HSBC Bank PLC	12/10/15	58
USD	76,991	AUD	110,000	HSBC Bank PLC	12/10/15	80
USD	138,022	AUD	200,000	HSBC Bank PLC	12/10/15	(1,816)
USD	8,771	AUD	12,563	JPMorgan Chase Bank N.A.	12/10/15	(13)
USD	17,464	AUD	25,000	JPMorgan Chase Bank N.A.	12/10/15	(16)
USD	35,068	AUD	50,000	JPMorgan Chase Bank N.A.	12/10/15	108
USD	48,242	AUD	69,095	JPMorgan Chase Bank N.A.	12/10/15	(69)
USD	106,411	AUD	150,000	JPMorgan Chase Bank N.A.	12/10/15	1,533
USD	174,646	AUD	250,000	JPMorgan Chase Bank N.A.	12/10/15	(152)
USD	202,589	AUD	290,000	JPMorgan Chase Bank N.A.	12/10/15	(176)
USD	265,461	AUD	380,000	JPMorgan Chase Bank N.A.	12/10/15	(231)
USD	5,193	AUD	7,437	Morgan Stanley & Co. International PLC	12/10/15	(7)
USD	28,562	AUD	40,905	Morgan Stanley & Co. International PLC	12/10/15	(38)
USD	31,429	AUD	45,000	Morgan Stanley & Co. International PLC	12/10/15	(34)
USD	153,321	AUD	220,000	Westpac Banking Corp.	12/10/15	(501)
USD	22,376	CAD	30,000	Barclays Bank PLC	12/10/15	(97)
USD	30,299	CAD	40,000	BNP Paribas S.A.	12/10/15	335
USD	16,037	CAD	21,511	Citibank N.A.	12/10/15	(77)
USD	22,600	CAD	30,000	Citibank N.A.	12/10/15	127
USD	102,080	CAD	135,000	Citibank N.A.	12/10/15	950

See Notes to Financial Statements.

42	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	105,467	CAD	140,000	Citibank N.A.	12/10/15	$ 591
USD	120,533	CAD	160,000	Citibank N.A.	12/10/15	676
USD	240,559	CAD	322,671	Citibank N.A.	12/10/15	(1,157)
USD	285,463	CAD	382,903	Citibank N.A.	12/10/15	(1,373)
USD	328,925	CAD	435,000	Citibank N.A.	12/10/15	3,062
USD	45,300	CAD	60,000	Credit Suisse International	12/10/15	353
USD	108,747	CAD	144,282	Credit Suisse International	12/10/15	663
USD	109,874	CAD	145,718	Credit Suisse International	12/10/15	715
USD	158,550	CAD	210,000	Credit Suisse International	12/10/15	1,237
USD	234,050	CAD	310,000	Credit Suisse International	12/10/15	1,826
USD	41,629	CAD	55,000	Deutsche Bank AG	12/10/15	428
USD	132,455	CAD	175,000	Deutsche Bank AG	12/10/15	1,361
USD	5,686	CAD	7,544	Goldman Sachs International	12/10/15	35
USD	8,564	CAD	11,332	Goldman Sachs International	12/10/15	75
USD	11,327	CAD	15,177	Goldman Sachs International	12/10/15	(43)
USD	14,096	CAD	18,668	Goldman Sachs International	12/10/15	112
USD	19,982	CAD	26,442	Goldman Sachs International	12/10/15	174
USD	32,890	CAD	43,558	Goldman Sachs International	12/10/15	260
USD	45,031	CAD	60,000	Goldman Sachs International	12/10/15	85
USD	45,205	CAD	60,000	Goldman Sachs International	12/10/15	258
USD	169,901	CAD	227,659	Goldman Sachs International	12/10/15	(641)
USD	201,616	CAD	270,155	Goldman Sachs International	12/10/15	(761)
USD	256,515	CAD	340,000	Goldman Sachs International	12/10/15	1,817
USD	3,771	CAD	5,000	HSBC Bank PLC	12/10/15	25
USD	53,013	CAD	70,000	HSBC Bank PLC	12/10/15	575
USD	67,984	CAD	90,000	HSBC Bank PLC	12/10/15	565
USD	82,442	CAD	110,000	HSBC Bank PLC	12/10/15	40
USD	5,217	CAD	6,910	JPMorgan Chase Bank N.A.	12/10/15	40
USD	7,633	CAD	10,000	JPMorgan Chase Bank N.A.	12/10/15	141
USD	15,265	CAD	20,000	JPMorgan Chase Bank N.A.	12/10/15	283
USD	22,353	CAD	30,000	JPMorgan Chase Bank N.A.	12/10/15	(120)
USD	30,079	CAD	40,000	JPMorgan Chase Bank N.A.	12/10/15	114
USD	52,954	CAD	70,000	JPMorgan Chase Bank N.A.	12/10/15	516
USD	53,062	CAD	70,000	JPMorgan Chase Bank N.A.	12/10/15	625
USD	68,083	CAD	90,000	JPMorgan Chase Bank N.A.	12/10/15	663
USD	9,925	CAD	13,311	Morgan Stanley & Co. International PLC	12/10/15	(46)
USD	37,640	CAD	50,000	Morgan Stanley & Co. International PLC	12/10/15	184
USD	45,516	CAD	60,000	Morgan Stanley & Co. International PLC	12/10/15	569
USD	148,880	CAD	199,670	Morgan Stanley & Co. International PLC	12/10/15	(695)
USD	176,671	CAD	236,942	Morgan Stanley & Co. International PLC	12/10/15	(825)
USD	22,674	CAD	30,000	Royal Bank of Canada	12/10/15	201
USD	98,255	CAD	130,000	Royal Bank of Canada	12/10/15	871
USD	105,391	CAD	140,000	Royal Bank of Canada	12/10/15	515
USD	130,072	CAD	172,000	Royal Bank of Canada	12/10/15	1,225
USD	210,782	CAD	280,000	Royal Bank of Canada	12/10/15	1,031
USD	22,627	CAD	30,000	UBS AG	12/10/15	154

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	43

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	412	CAD	546	Westpac Banking Corp.	12/10/15	$ 2
USD	33,698	CLP	24,000,000	Credit Suisse International	12/10/15	(550)
USD	49,429	CLP	34,000,000	Credit Suisse International	12/10/15	911
USD	58,798	CLP	40,000,000	Credit Suisse International	12/10/15	1,718
USD	66,875	CLP	46,000,000	Credit Suisse International	12/10/15	1,233
USD	51,982	CLP	36,000,000	HSBC Bank PLC	12/10/15	610
USD	25,370	CLP	18,000,000	Morgan Stanley & Co. International PLC	12/10/15	(316)
USD	33,827	CLP	24,000,000	Morgan Stanley & Co. International PLC	12/10/15	(421)
USD	32,134	COP	100,000,000	Credit Suisse International	12/10/15	24
USD	34,700	COP	110,000,000	Credit Suisse International	12/10/15	(620)
USD	9,575	COP	30,000,000	Goldman Sachs International	12/10/15	(57)
USD	9,772	COP	30,000,000	Goldman Sachs International	12/10/15	139
USD	35,831	COP	110,000,000	Goldman Sachs International	12/10/15	510
USD	31,928	COP	100,000,000	Morgan Stanley & Co. International PLC	12/10/15	(181)
USD	34,678	COP	110,000,000	Morgan Stanley & Co. International PLC	12/10/15	(642)
USD	236,176	EUR	208,507	Bank of America N.A.	12/10/15	2,904
USD	239,761	EUR	211,864	Bank of America N.A.	12/10/15	2,733
USD	11,174	EUR	10,000	Barclays Bank PLC	12/10/15	(14)
USD	439,012	EUR	390,000	BNP Paribas S.A.	12/10/15	2,691
USD	105,379	EUR	93,136	Citibank N.A.	12/10/15	1,182
USD	33,482	EUR	30,000	Credit Suisse International	12/10/15	(81)
USD	44,813	EUR	40,000	Credit Suisse International	12/10/15	62
USD	45,208	EUR	40,000	Credit Suisse International	12/10/15	457
USD	89,226	EUR	80,000	Credit Suisse International	12/10/15	(276)
USD	90,149	EUR	80,000	Credit Suisse International	12/10/15	648
USD	11,422	EUR	10,000	Deutsche Bank AG	12/10/15	235
USD	292,560	EUR	260,000	Deutsche Bank AG	12/10/15	1,679
USD	334,152	EUR	300,000	Deutsche Bank AG	12/10/15	(1,479)
USD	466,301	EUR	414,405	Deutsche Bank AG	12/10/15	2,677
USD	528,858	EUR	470,000	Deutsche Bank AG	12/10/15	3,036
USD	33,911	EUR	30,000	Goldman Sachs International	12/10/15	348
USD	56,519	EUR	50,000	Goldman Sachs International	12/10/15	580
USD	103,641	EUR	91,493	Goldman Sachs International	12/10/15	1,281
USD	135,645	EUR	120,000	Goldman Sachs International	12/10/15	1,392
USD	357,059	EUR	315,000	Goldman Sachs International	12/10/15	4,646
USD	44,841	EUR	40,000	HSBC Bank PLC	12/10/15	91
USD	44,914	EUR	40,000	HSBC Bank PLC	12/10/15	163
USD	45,010	EUR	40,000	HSBC Bank PLC	12/10/15	259
USD	45,316	EUR	40,000	HSBC Bank PLC	12/10/15	565
USD	78,599	EUR	70,000	HSBC Bank PLC	12/10/15	285
USD	124,797	EUR	110,000	HSBC Bank PLC	12/10/15	1,732
USD	202,967	EUR	180,000	HSBC Bank PLC	12/10/15	1,588
USD	312,990	EUR	280,000	JPMorgan Chase Bank N.A.	12/10/15	(266)
USD	682,813	EUR	610,000	JPMorgan Chase Bank N.A.	12/10/15	363
USD	381,485	EUR	340,000	Westpac Banking Corp.	12/10/15	1,103
USD	7,645	GBP	5,000	Barclays Bank PLC	12/10/15	83

See Notes to Financial Statements.

44	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	763,728	GBP	500,000	Barclays Bank PLC	12/10/15	$7,590
USD	91,859	GBP	60,000	Citibank N.A.	12/10/15	1,122
USD	153,098	GBP	100,000	Citibank N.A.	12/10/15	1,870
USD	15,355	GBP	10,000	Credit Suisse International	12/10/15	232
USD	45,665	GBP	30,000	Credit Suisse International	12/10/15	297
USD	76,108	GBP	50,000	Credit Suisse International	12/10/15	494
USD	122,841	GBP	80,000	Credit Suisse International	12/10/15	1,859
USD	5,963	GBP	3,879	Goldman Sachs International	12/10/15	97
USD	33,793	GBP	21,984	Goldman Sachs International	12/10/15	547
USD	83,488	GBP	54,313	Goldman Sachs International	12/10/15	1,353
USD	584,189	GBP	380,000	Goldman Sachs International	12/10/15	9,524
USD	7,715	GBP	5,000	HSBC Bank PLC	12/10/15	154
USD	15,462	GBP	10,000	HSBC Bank PLC	12/10/15	339
USD	22,911	GBP	15,000	HSBC Bank PLC	12/10/15	226
USD	61,056	GBP	40,000	HSBC Bank PLC	12/10/15	565
USD	75,913	GBP	50,000	HSBC Bank PLC	12/10/15	299
USD	77,536	GBP	50,000	HSBC Bank PLC	12/10/15	1,922
USD	91,095	GBP	60,000	HSBC Bank PLC	12/10/15	359
USD	92,769	GBP	60,000	HSBC Bank PLC	12/10/15	2,033
USD	115,728	GBP	75,000	HSBC Bank PLC	12/10/15	2,307
USD	216,462	GBP	140,000	HSBC Bank PLC	12/10/15	4,743
USD	32,843	GBP	21,271	JPMorgan Chase Bank N.A.	12/10/15	676
USD	91,259	GBP	60,000	JPMorgan Chase Bank N.A.	12/10/15	523
USD	186,113	GBP	120,537	JPMorgan Chase Bank N.A.	12/10/15	3,828
USD	197,728	GBP	130,000	JPMorgan Chase Bank N.A.	12/10/15	1,132
USD	459,808	GBP	297,796	JPMorgan Chase Bank N.A.	12/10/15	9,457
USD	30,361	GBP	20,000	Morgan Stanley & Co. International PLC	12/10/15	116
USD	23,153	GBP	15,000	State Street Bank and Trust Co.	12/10/15	469
USD	239,250	GBP	155,000	State Street Bank and Trust Co.	12/10/15	4,848
USD	7,445	GBP	4,849	UBS AG	12/10/15	112
USD	42,190	GBP	27,480	UBS AG	12/10/15	633
USD	104,233	GBP	67,891	UBS AG	12/10/15	1,564
USD	106,200	GBP	70,000	Westpac Banking Corp.	12/10/15	341
USD	125,473	HUF	35,000,000	Bank of America N.A.	12/10/15	745
USD	7,751	HUF	2,100,000	Barclays Bank PLC	12/10/15	268
USD	21,703	HUF	6,000,000	Barclays Bank PLC	12/10/15	321
USD	22,278	HUF	6,240,000	Barclays Bank PLC	12/10/15	41
USD	24,180	HUF	6,815,000	Barclays Bank PLC	12/10/15	(106)
USD	45,799	HUF	12,880,000	Barclays Bank PLC	12/10/15	(100)
USD	53,527	HUF	15,000,000	Barclays Bank PLC	12/10/15	73
USD	76,391	HUF	21,000,000	Barclays Bank PLC	12/10/15	1,555
USD	3,327	HUF	900,000	BNP Paribas S.A.	12/10/15	120
USD	32,222	HUF	9,000,000	BNP Paribas S.A.	12/10/15	150
USD	33,690	HUF	9,500,000	BNP Paribas S.A.	12/10/15	(165)
USD	33,718	HUF	9,500,000	BNP Paribas S.A.	12/10/15	(137)
USD	42,715	HUF	12,000,000	BNP Paribas S.A.	12/10/15	(49)
USD	4,707	HUF	1,316,229	Credit Suisse International	12/10/15	16
USD	11,938	HUF	3,370,584	Credit Suisse International	12/10/15	(73)
USD	21,451	HUF	6,000,000	Credit Suisse International	12/10/15	69

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	45

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	24,181	HUF	6,760,000	Credit Suisse International	12/10/15	$ 91
USD	7,970	HUF	2,251,107	Deutsche Bank AG	12/10/15	(52)
USD	16,372	HUF	4,607,564	Deutsche Bank AG	12/10/15	(48)
USD	34,562	HUF	9,683,771	Deutsche Bank AG	12/10/15	52
USD	19,164	HUF	5,392,436	Goldman Sachs International	12/10/15	(53)
USD	36,166	HUF	10,185,000	Morgan Stanley & Co. International PLC	12/10/15	(130)
USD	49,692	HUF	14,000,000	Morgan Stanley & Co. International PLC	12/10/15	(199)
USD	46,581	HUF	13,000,000	Société Générale	12/10/15	253
USD	15,936	HUF	4,498,309	UBS AG	12/10/15	(94)
USD	34,166	IDR	510,000,000	Bank of America N.A.	12/10/15	425
USD	47,419	IDR	720,000,000	Citibank N.A.	12/10/15	(217)
USD	67,164	IDR	990,000,000	Credit Suisse International	12/10/15	1,666
USD	24,294	IDR	370,000,000	Deutsche Bank AG	12/10/15	(185)
USD	34,343	IDR	510,000,000	Deutsche Bank AG	12/10/15	602
USD	91,092	IDR	1,360,000,000	Deutsche Bank AG	12/10/15	1,114
USD	32,664	IDR	480,000,000	Goldman Sachs International	12/10/15	907
USD	296,815	IDR	4,361,700,000	Goldman Sachs International	12/10/15	8,244
USD	11,518	IDR	170,000,000	JPMorgan Chase Bank N.A.	12/10/15	270
USD	33,478	IDR	500,000,000	JPMorgan Chase Bank N.A.	12/10/15	398
USD	22,849	IDR	340,000,000	Morgan Stanley & Co. International PLC	12/10/15	355
USD	36,486	IDR	540,000,000	Morgan Stanley & Co. International PLC	12/10/15	760
USD	849	ILS	3,336	Barclays Bank PLC	12/10/15	(2)
USD	1,852	ILS	7,258	Barclays Bank PLC	12/10/15	—
USD	2,470	ILS	9,678	Barclays Bank PLC	12/10/15	—
USD	3,823	ILS	15,012	Barclays Bank PLC	12/10/15	(8)
USD	39,455	ILS	155,000	BNP Paribas S.A.	12/10/15	(95)
USD	54,728	ILS	215,000	BNP Paribas S.A.	12/10/15	(132)
USD	861	ILS	3,321	Credit Suisse International	12/10/15	14
USD	4,304	ILS	16,603	Credit Suisse International	12/10/15	68
USD	12,052	ILS	46,489	Credit Suisse International	12/10/15	189
USD	20,411	ILS	79,862	Credit Suisse International	12/10/15	33
USD	26,090	ILS	101,218	Credit Suisse International	12/10/15	263
USD	36,441	ILS	142,742	Credit Suisse International	12/10/15	18
USD	38,178	ILS	150,000	Credit Suisse International	12/10/15	(96)
USD	48,588	ILS	190,322	Credit Suisse International	12/10/15	24
USD	51,542	ILS	200,000	Credit Suisse International	12/10/15	509
USD	64,512	ILS	250,000	Credit Suisse International	12/10/15	721
USD	64,512	ILS	250,000	Credit Suisse International	12/10/15	721
USD	77,324	ILS	300,000	Credit Suisse International	12/10/15	775
USD	91,851	ILS	359,380	Credit Suisse International	12/10/15	150
USD	4,965	ILS	19,512	Deutsche Bank AG	12/10/15	(14)
USD	22,343	ILS	87,802	Deutsche Bank AG	12/10/15	(61)
USD	25,924	ILS	100,000	Deutsche Bank AG	12/10/15	408
USD	152,886	ILS	600,000	Deutsche Bank AG	12/10/15	(213)
USD	305,771	ILS	1,200,000	Deutsche Bank AG	12/10/15	(427)
USD	4,965	ILS	19,512	JPMorgan Chase Bank N.A.	12/10/15	(14)

See Notes to Financial Statements.

46	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	22,343	ILS	87,806	JPMorgan Chase Bank N.A.	12/10/15	$ (62)
USD	8,608	ILS	33,329	UBS AG	12/10/15	104
USD	19,860	ILS	77,778	UBS AG	12/10/15	13
USD	24,091	ILS	95,000	UBS AG	12/10/15	(150)
USD	25,398	ILS	98,782	UBS AG	12/10/15	193
USD	34,234	ILS	135,000	UBS AG	12/10/15	(213)
USD	43,040	ILS	166,647	UBS AG	12/10/15	518
USD	89,368	ILS	350,000	UBS AG	12/10/15	61
USD	120,512	ILS	466,612	UBS AG	12/10/15	1,449
USD	19,402	INR	1,300,000	Bank of America N.A.	12/10/15	(144)
USD	79,099	INR	5,300,000	Bank of America N.A.	12/10/15	(588)
USD	24,059	INR	1,600,000	Barclays Bank PLC	12/10/15	2
USD	23,721	INR	1,600,000	Credit Suisse International	12/10/15	(335)
USD	63,751	INR	4,300,000	Credit Suisse International	12/10/15	(901)
USD	122,626	INR	8,200,000	Goldman Sachs International	12/10/15	(663)
USD	11,249	INR	750,000	HSBC Bank PLC	12/10/15	(27)
USD	29,573	INR	2,000,000	HSBC Bank PLC	12/10/15	(498)
USD	34,094	INR	2,300,000	HSBC Bank PLC	12/10/15	(487)
USD	122,479	INR	8,200,000	HSBC Bank PLC	12/10/15	(810)
USD	134,873	INR	9,050,000	HSBC Bank PLC	12/10/15	(1,196)
USD	179,991	INR	12,000,000	HSBC Bank PLC	12/10/15	(432)
USD	11,253	INR	750,000	Morgan Stanley & Co. International PLC	12/10/15	(24)
USD	17,078	INR	1,150,000	Morgan Stanley & Co. International PLC	12/10/15	(213)
USD	40,095	INR	2,700,000	Morgan Stanley & Co. International PLC	12/10/15	(500)
USD	180,045	INR	12,000,000	Morgan Stanley & Co. International PLC	12/10/15	(378)
USD	17,078	INR	1,150,000	UBS AG	12/10/15	(213)
USD	31,185	INR	2,100,000	UBS AG	12/10/15	(389)
USD	40,095	INR	2,700,000	UBS AG	12/10/15	(500)
USD	50,199	INR	3,400,000	UBS AG	12/10/15	(921)
USD	52,052	INR	3,500,000	UBS AG	12/10/15	(571)
USD	66,790	INR	4,500,000	UBS AG	12/10/15	(868)
USD	134,813	INR	9,050,000	UBS AG	12/10/15	(1,256)
USD	896,941	INR	60,400,000	UBS AG	12/10/15	(11,189)
USD	70,394,312	JPY	8,475,000,000	Goldman Sachs International	12/10/15	(335,382)
USD	165,317	JPY	20,000,000	HSBC Bank PLC	12/10/15	(1,597)
USD	257,260	JPY	31,000,000	JPMorgan Chase Bank N.A.	12/10/15	(1,456)
USD	133,699	JPY	16,000,000	Royal Bank of Scotland PLC	12/10/15	168
USD	103,112	KRW	123,250,000	Bank of America N.A.	12/10/15	(629)
USD	25,290	KRW	30,000,000	Deutsche Bank AG	12/10/15	38
USD	46,365	KRW	55,000,000	Deutsche Bank AG	12/10/15	70
USD	103,268	KRW	123,250,000	Deutsche Bank AG	12/10/15	(474)
USD	305,838	KRW	362,800,000	Deutsche Bank AG	12/10/15	463
USD	15,168	KRW	18,150,000	Goldman Sachs International	12/10/15	(109)
USD	44,125	KRW	52,800,000	Goldman Sachs International	12/10/15	(318)
USD	20,960	KRW	25,000,000	HSBC Bank PLC	12/10/15	(83)
USD	21,053	KRW	25,000,000	HSBC Bank PLC	12/10/15	10

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	47

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	25,298	KRW	30,000,000	HSBC Bank PLC	12/10/15	$ 47
USD	30,734	KRW	36,850,000	HSBC Bank PLC	12/10/15	(283)
USD	46,380	KRW	55,000,000	HSBC Bank PLC	12/10/15	86
USD	49,694	KRW	60,000,000	HSBC Bank PLC	12/10/15	(809)
USD	54,495	KRW	65,000,000	HSBC Bank PLC	12/10/15	(216)
USD	58,947	KRW	70,000,000	HSBC Bank PLC	12/10/15	27
USD	89,408	KRW	107,200,000	HSBC Bank PLC	12/10/15	(824)
USD	305,941	KRW	362,800,000	HSBC Bank PLC	12/10/15	566
USD	194,061	KRW	232,000,000	JPMorgan Chase Bank N.A.	12/10/15	(1,217)
USD	10,723	KRW	12,500,000	Morgan Stanley & Co. International PLC	12/10/15	202
USD	25,108	KRW	30,000,000	Morgan Stanley & Co. International PLC	12/10/15	(144)
USD	29,099	KRW	35,000,000	Morgan Stanley & Co. International PLC	12/10/15	(361)
USD	46,316	KRW	55,000,000	Morgan Stanley & Co. International PLC	12/10/15	21
USD	54,393	KRW	65,000,000	Morgan Stanley & Co. International PLC	12/10/15	(318)
USD	83,682	KRW	100,000,000	Morgan Stanley & Co. International PLC	12/10/15	(490)
USD	83,693	KRW	100,000,000	Morgan Stanley & Co. International PLC	12/10/15	(479)
USD	103,441	KRW	123,250,000	Morgan Stanley & Co. International PLC	12/10/15	(301)
USD	10,734	KRW	12,500,000	Standard Chartered Bank	12/10/15	213
USD	46,102	KRW	55,000,000	Standard Chartered Bank	12/10/15	(192)
USD	100,587	KRW	120,000,000	Standard Chartered Bank	12/10/15	(419)
USD	103,276	KRW	123,250,000	Standard Chartered Bank	12/10/15	(465)
USD	197,890	KRW	234,500,000	Standard Chartered Bank	12/10/15	508
USD	25,497	KRW	30,000,000	UBS AG	12/10/15	246
USD	97,732	KRW	115,500,000	UBS AG	12/10/15	514
USD	35,381	MXN	600,000	Citibank N.A.	12/10/15	94
USD	47,523	MXN	800,000	Citibank N.A.	12/10/15	473
USD	53,072	MXN	900,000	Citibank N.A.	12/10/15	141
USD	21,389	MXN	366,896	Credit Suisse International	12/10/15	(189)
USD	25,779	MXN	429,083	Credit Suisse International	12/10/15	543
USD	29,341	MXN	500,000	Credit Suisse International	12/10/15	(65)
USD	34,222	MXN	587,033	Credit Suisse International	12/10/15	(303)
USD	93,617	MXN	1,600,000	Credit Suisse International	12/10/15	(482)
USD	1,366	MXN	23,272	Deutsche Bank AG	12/10/15	(3)
USD	35,631	MXN	600,000	Deutsche Bank AG	12/10/15	344
USD	35,631	MXN	600,000	Deutsche Bank AG	12/10/15	344
USD	47,173	MXN	800,000	Deutsche Bank AG	12/10/15	123
USD	58,736	MXN	1,000,000	Deutsche Bank AG	12/10/15	(77)
USD	88,449	MXN	1,500,000	Deutsche Bank AG	12/10/15	230
USD	8,139	MXN	135,332	Goldman Sachs International	12/10/15	179
USD	23,019	MXN	400,000	Goldman Sachs International	12/10/15	(506)
USD	170,930	MXN	2,900,000	Goldman Sachs International	12/10/15	375
USD	212,779	MXN	3,610,000	Goldman Sachs International	12/10/15	466
USD	253,777	MXN	4,300,000	Goldman Sachs International	12/10/15	884

See Notes to Financial Statements.

48	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,762	MXN	133,104	JPMorgan Chase Bank N.A.	12/10/15	$ (66)
USD	12,419	MXN	212,967	JPMorgan Chase Bank N.A.	12/10/15	(106)
USD	29,282	MXN	500,000	JPMorgan Chase Bank N.A.	12/10/15	(124)
USD	29,339	MXN	500,000	JPMorgan Chase Bank N.A.	12/10/15	(67)
USD	35,034	MXN	594,819	JPMorgan Chase Bank N.A.	12/10/15	51
USD	41,299	MXN	700,000	JPMorgan Chase Bank N.A.	12/10/15	131
USD	58,313	MXN	1,000,000	JPMorgan Chase Bank N.A.	12/10/15	(499)
USD	117,129	MXN	2,000,000	JPMorgan Chase Bank N.A.	12/10/15	(495)
USD	8,139	MXN	135,586	Morgan Stanley & Co. International PLC	12/10/15	165
USD	13,657	MXN	232,762	Morgan Stanley & Co. International PLC	12/10/15	(33)
USD	23,034	MXN	400,000	Morgan Stanley & Co. International PLC	12/10/15	(491)
USD	53,229	MXN	900,000	Morgan Stanley & Co. International PLC	12/10/15	298
USD	65,079	MXN	1,100,000	Morgan Stanley & Co. International PLC	12/10/15	385
USD	66,224	MXN	1,150,000	Morgan Stanley & Co. International PLC	12/10/15	(1,410)
USD	66,242	MXN	1,150,000	Morgan Stanley & Co. International PLC	12/10/15	(1,392)
USD	20,485	MXN	349,146	UBS AG	12/10/15	(49)
USD	17,355	MYR	75,000	HSBC Bank PLC	12/10/15	372
USD	19,226	MYR	85,000	HSBC Bank PLC	12/10/15	(21)
USD	28,925	MYR	125,000	HSBC Bank PLC	12/10/15	620
USD	34,710	MYR	150,000	HSBC Bank PLC	12/10/15	744
USD	40,715	MYR	180,000	HSBC Bank PLC	12/10/15	(45)
USD	56,754	MYR	250,000	HSBC Bank PLC	12/10/15	143
USD	69,444	MYR	300,000	HSBC Bank PLC	12/10/15	1,511
USD	92,593	MYR	400,000	HSBC Bank PLC	12/10/15	2,015
USD	128,071	MYR	550,000	HSBC Bank PLC	12/10/15	3,527
USD	18,059	MYR	80,000	JPMorgan Chase Bank N.A.	12/10/15	(57)
USD	33,746	MYR	150,000	JPMorgan Chase Bank N.A.	12/10/15	(221)
USD	42,889	MYR	190,000	JPMorgan Chase Bank N.A.	12/10/15	(135)
USD	11,865	MYR	50,000	Morgan Stanley & Co. International PLC	12/10/15	543
USD	19,239	MYR	85,000	Morgan Stanley & Co. International PLC	12/10/15	(8)
USD	22,899	MYR	100,000	Morgan Stanley & Co. International PLC	12/10/15	255
USD	35,154	MYR	150,000	Morgan Stanley & Co. International PLC	12/10/15	1,187
USD	40,073	MYR	175,000	Morgan Stanley & Co. International PLC	12/10/15	446
USD	40,742	MYR	180,000	Morgan Stanley & Co. International PLC	12/10/15	(17)
USD	46,728	MYR	200,000	Morgan Stanley & Co. International PLC	12/10/15	1,439
USD	46,728	MYR	200,000	Morgan Stanley & Co. International PLC	12/10/15	1,439
USD	58,962	MYR	250,000	Morgan Stanley & Co. International PLC	12/10/15	2,351

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	49

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	116,645	MYR	500,000	Morgan Stanley & Co. International PLC	12/10/15	$ 3,424
USD	17,341	MYR	75,000	Standard Chartered Bank	12/10/15	358
USD	28,902	MYR	125,000	Standard Chartered Bank	12/10/15	596
USD	34,682	MYR	150,000	Standard Chartered Bank	12/10/15	716
USD	116,932	MYR	500,000	Standard Chartered Bank	12/10/15	3,710
USD	22,795	MYR	100,000	UBS AG	12/10/15	150
USD	39,891	MYR	175,000	UBS AG	12/10/15	263
USD	157,982	MYR	670,000	UBS AG	12/10/15	6,265
USD	518,746	MYR	2,200,000	UBS AG	12/10/15	20,570
USD	58,667	NOK	500,000	BNP Paribas S.A.	12/10/15	2
USD	96,728	NOK	800,000	BNP Paribas S.A.	12/10/15	2,865
USD	45,076	NOK	370,000	Credit Suisse International	12/10/15	1,664
USD	45,076	NOK	370,000	Credit Suisse International	12/10/15	1,664
USD	146,191	NOK	1,200,000	Credit Suisse International	12/10/15	5,396
USD	449,537	NOK	3,690,000	Credit Suisse International	12/10/15	16,591
USD	23,361	NOK	200,000	Goldman Sachs International	12/10/15	(105)
USD	23,361	NOK	200,000	Goldman Sachs International	12/10/15	(105)
USD	47,272	NOK	400,000	Goldman Sachs International	12/10/15	340
USD	148,101	NOK	1,200,000	Goldman Sachs International	12/10/15	7,306
USD	156,846	NOK	1,300,000	Goldman Sachs International	12/10/15	4,317
USD	3,639	NOK	30,000	JPMorgan Chase Bank N.A.	12/10/15	120
USD	3,639	NOK	30,000	JPMorgan Chase Bank N.A.	12/10/15	120
USD	12,131	NOK	100,000	JPMorgan Chase Bank N.A.	12/10/15	398
USD	23,462	NOK	200,000	JPMorgan Chase Bank N.A.	12/10/15	(4)
USD	37,607	NOK	310,000	JPMorgan Chase Bank N.A.	12/10/15	1,235
USD	46,923	NOK	400,000	JPMorgan Chase Bank N.A.	12/10/15	(9)
USD	48,203	NOK	400,000	JPMorgan Chase Bank N.A.	12/10/15	1,271
USD	61,243	NOK	500,000	JPMorgan Chase Bank N.A.	12/10/15	2,578
USD	132,559	NOK	1,100,000	JPMorgan Chase Bank N.A.	12/10/15	3,496
USD	204,849	NOK	1,700,000	JPMorgan Chase Bank N.A.	12/10/15	5,389
USD	133,120	NOK	1,100,000	UBS AG	12/10/15	4,058
USD	177,655	NOK	1,468,000	UBS AG	12/10/15	5,415
USD	203,384	NOK	1,680,605	UBS AG	12/10/15	6,200
USD	43,742	NZD	70,000	BNP Paribas S.A.	12/10/15	(776)
USD	99,981	NZD	160,000	BNP Paribas S.A.	12/10/15	(1,774)
USD	231,206	NZD	370,000	BNP Paribas S.A.	12/10/15	(4,103)
USD	220,614	NZD	350,000	Credit Suisse International	12/10/15	(1,976)
USD	409,711	NZD	650,000	Credit Suisse International	12/10/15	(3,670)
USD	31,186	NZD	50,000	Deutsche Bank AG	12/10/15	(613)
USD	106,118	NZD	170,000	Deutsche Bank AG	12/10/15	(1,997)
USD	31,409	NZD	50,000	Goldman Sachs International	12/10/15	(390)
USD	50,316	NZD	80,000	Goldman Sachs International	12/10/15	(562)
USD	6,294	NZD	10,000	HSBC Bank PLC	12/10/15	(66)
USD	25,342	NZD	40,000	HSBC Bank PLC	12/10/15	(96)
USD	14,195	NZD	22,331	JPMorgan Chase Bank N.A.	12/10/15	(7)
USD	24,840	NZD	39,079	JPMorgan Chase Bank N.A.	12/10/15	(13)
USD	50,631	NZD	80,000	JPMorgan Chase Bank N.A.	12/10/15	(247)
USD	107,590	NZD	170,000	JPMorgan Chase Bank N.A.	12/10/15	(525)

See Notes to Financial Statements.

50	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	87,361	NZD	137,669	Morgan Stanley & Co. International PLC	12/10/15	$ (193)
USD	152,881	NZD	240,921	Morgan Stanley & Co. International PLC	12/10/15	(337)
USD	25,088	NZD	40,000	Westpac Banking Corp.	12/10/15	(351)
USD	25,218	NZD	40,000	Westpac Banking Corp.	12/10/15	(220)
USD	37,881	NZD	60,000	Westpac Banking Corp.	12/10/15	(277)
USD	153,542	NZD	240,000	Westpac Banking Corp.	12/10/15	909
USD	55,184	PHP	2,600,000	Barclays Bank PLC	12/10/15	(192)
USD	34,086	PHP	1,600,000	Citibank N.A.	12/10/15	8
USD	57,264	PHP	2,700,000	Citibank N.A.	12/10/15	(242)
USD	135,737	PHP	6,400,000	Citibank N.A.	12/10/15	(574)
USD	169,671	PHP	8,000,000	Citibank N.A.	12/10/15	(718)
USD	33,920	PHP	1,600,000	Deutsche Bank AG	12/10/15	(158)
USD	50,880	PHP	2,400,000	Deutsche Bank AG	12/10/15	(237)
USD	118,820	PHP	5,600,000	Goldman Sachs International	12/10/15	(452)
USD	23,197	PHP	1,100,000	HSBC Bank PLC	12/10/15	(232)
USD	50,896	PHP	2,400,000	Morgan Stanley & Co. International PLC	12/10/15	(221)
USD	2,636	PLN	10,000	Barclays Bank PLC	12/10/15	10
USD	5,272	PLN	20,000	Barclays Bank PLC	12/10/15	21
USD	11,887	PLN	45,000	Barclays Bank PLC	12/10/15	71
USD	11,887	PLN	45,000	Barclays Bank PLC	12/10/15	71
USD	13,206	PLN	50,000	Barclays Bank PLC	12/10/15	76
USD	26,411	PLN	100,000	Barclays Bank PLC	12/10/15	152
USD	26,450	PLN	100,000	Barclays Bank PLC	12/10/15	191
USD	39,624	PLN	150,000	Barclays Bank PLC	12/10/15	235
USD	42,179	PLN	160,000	Barclays Bank PLC	12/10/15	164
USD	80,246	PLN	300,000	Barclays Bank PLC	12/10/15	1,468
USD	87,304	PLN	330,000	Barclays Bank PLC	12/10/15	648
USD	171,962	PLN	650,000	Barclays Bank PLC	12/10/15	1,276
USD	2,628	PLN	10,000	BNP Paribas S.A.	12/10/15	2
USD	2,628	PLN	10,000	BNP Paribas S.A.	12/10/15	2
USD	2,637	PLN	10,000	BNP Paribas S.A.	12/10/15	11
USD	3,955	PLN	15,000	BNP Paribas S.A.	12/10/15	16
USD	9,516	PLN	35,000	BNP Paribas S.A.	12/10/15	325
USD	10,511	PLN	40,000	BNP Paribas S.A.	12/10/15	7
USD	10,538	PLN	40,000	BNP Paribas S.A.	12/10/15	34
USD	10,538	PLN	40,000	BNP Paribas S.A.	12/10/15	34
USD	10,553	PLN	40,000	BNP Paribas S.A.	12/10/15	49
USD	10,553	PLN	40,000	BNP Paribas S.A.	12/10/15	49
USD	15,855	PLN	60,000	BNP Paribas S.A.	12/10/15	99
USD	15,855	PLN	60,000	BNP Paribas S.A.	12/10/15	99
USD	17,645	PLN	65,000	BNP Paribas S.A.	12/10/15	576
USD	34,249	PLN	130,000	BNP Paribas S.A.	12/10/15	112
USD	34,297	PLN	130,000	BNP Paribas S.A.	12/10/15	160
USD	35,344	PLN	130,000	BNP Paribas S.A.	12/10/15	1,207
USD	35,597	PLN	135,000	BNP Paribas S.A.	12/10/15	147
USD	51,528	PLN	195,000	BNP Paribas S.A.	12/10/15	322
USD	59,721	PLN	220,000	BNP Paribas S.A.	12/10/15	1,950

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	51

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,444	PLN	13,045	Credit Suisse International	12/10/15	$ 19
USD	6,888	PLN	26,089	Credit Suisse International	12/10/15	37
USD	9,258	PLN	35,000	Credit Suisse International	12/10/15	68
USD	15,812	PLN	60,000	Credit Suisse International	12/10/15	57
USD	15,812	PLN	60,000	Credit Suisse International	12/10/15	57
USD	18,517	PLN	70,000	Credit Suisse International	12/10/15	135
USD	19,928	PLN	75,000	Credit Suisse International	12/10/15	234
USD	19,928	PLN	75,000	Credit Suisse International	12/10/15	234
USD	46,500	PLN	175,000	Credit Suisse International	12/10/15	546
USD	52,707	PLN	200,000	Credit Suisse International	12/10/15	189
USD	67,234	PLN	250,000	Credit Suisse International	12/10/15	1,585
USD	68,882	PLN	260,894	Credit Suisse International	12/10/15	373
USD	1,834	PLN	6,955	Deutsche Bank AG	12/10/15	8
USD	3,669	PLN	13,911	Deutsche Bank AG	12/10/15	16
USD	36,686	PLN	139,106	Deutsche Bank AG	12/10/15	158
USD	66,569	PLN	250,000	Deutsche Bank AG	12/10/15	921
USD	13,197	PLN	50,000	Goldman Sachs International	12/10/15	67
USD	26,288	PLN	100,000	Goldman Sachs International	12/10/15	29
USD	26,288	PLN	100,000	Goldman Sachs International	12/10/15	29
USD	26,394	PLN	100,000	Goldman Sachs International	12/10/15	135
USD	26,862	PLN	100,000	HSBC Bank PLC	12/10/15	603
USD	2,636	PLN	10,000	Morgan Stanley & Co. International PLC	12/10/15	10
USD	6,590	PLN	25,000	Morgan Stanley & Co. International PLC	12/10/15	25
USD	11,906	PLN	45,000	Morgan Stanley & Co. International PLC	12/10/15	89
USD	11,906	PLN	45,000	Morgan Stanley & Co. International PLC	12/10/15	89
USD	41,009	PLN	155,000	Morgan Stanley & Co. International PLC	12/10/15	307
USD	54,035	PLN	205,000	Morgan Stanley & Co. International PLC	12/10/15	203
USD	17,193	PLN	65,000	Royal Bank of Scotland PLC	12/10/15	124
USD	34,386	PLN	130,000	Royal Bank of Scotland PLC	12/10/15	249
USD	19,890	PLN	75,000	Société Générale	12/10/15	195
USD	19,890	PLN	75,000	Société Générale	12/10/15	195
USD	46,409	PLN	175,000	Société Générale	12/10/15	455
USD	38,267	RON	150,000	BNP Paribas S.A.	12/10/15	383
USD	50,843	RON	200,000	BNP Paribas S.A.	12/10/15	330
USD	3,588	SEK	29,538	Barclays Bank PLC	12/10/15	53
USD	23,509	SEK	193,528	Barclays Bank PLC	12/10/15	347
USD	20,318	SEK	170,000	BNP Paribas S.A.	12/10/15	(28)
USD	41,233	SEK	345,000	BNP Paribas S.A.	12/10/15	(58)
USD	83,063	SEK	695,000	BNP Paribas S.A.	12/10/15	(116)
USD	85,054	SEK	700,000	BNP Paribas S.A.	12/10/15	1,277
USD	109,355	SEK	900,000	BNP Paribas S.A.	12/10/15	1,642
USD	259,944	SEK	2,175,000	BNP Paribas S.A.	12/10/15	(364)
USD	47,663	SEK	400,000	Citibank N.A.	12/10/15	(210)
USD	14,034	SEK	115,462	Credit Suisse International	12/10/15	215
USD	31,776	SEK	262,359	Credit Suisse International	12/10/15	376

See Notes to Financial Statements.

52	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	35,709	SEK	300,000	Credit Suisse International	12/10/15	$ (196)
USD	42,368	SEK	349,811	Credit Suisse International	12/10/15	501
USD	71,418	SEK	600,000	Credit Suisse International	12/10/15	(391)
USD	84,735	SEK	699,623	Credit Suisse International	12/10/15	1,003
USD	91,946	SEK	756,472	Credit Suisse International	12/10/15	1,410
USD	107,127	SEK	900,000	Credit Suisse International	12/10/15	(587)
USD	5,370	SEK	45,000	Goldman Sachs International	12/10/15	(16)
USD	18,495	SEK	155,000	Goldman Sachs International	12/10/15	(56)
USD	23,864	SEK	200,000	Goldman Sachs International	12/10/15	(72)
USD	59,647	SEK	500,000	Goldman Sachs International	12/10/15	(194)
USD	59,647	SEK	500,000	Goldman Sachs International	12/10/15	(194)
USD	71,294	SEK	600,000	Goldman Sachs International	12/10/15	(516)
USD	599	SEK	5,000	JPMorgan Chase Bank N.A.	12/10/15	1
USD	599	SEK	5,000	JPMorgan Chase Bank N.A.	12/10/15	1
USD	1,198	SEK	10,000	JPMorgan Chase Bank N.A.	12/10/15	1
USD	2,995	SEK	25,000	JPMorgan Chase Bank N.A.	12/10/15	3
USD	2,995	SEK	25,000	JPMorgan Chase Bank N.A.	12/10/15	3
USD	5,991	SEK	50,000	JPMorgan Chase Bank N.A.	12/10/15	7
USD	6,679	SEK	55,000	JPMorgan Chase Bank N.A.	12/10/15	96
USD	10,090	SEK	85,000	JPMorgan Chase Bank N.A.	12/10/15	(83)
USD	11,382	SEK	95,000	JPMorgan Chase Bank N.A.	12/10/15	13
USD	18,453	SEK	155,000	JPMorgan Chase Bank N.A.	12/10/15	(97)
USD	23,813	SEK	200,000	JPMorgan Chase Bank N.A.	12/10/15	(123)
USD	24,317	SEK	200,000	JPMorgan Chase Bank N.A.	12/10/15	380
USD	24,517	SEK	200,000	JPMorgan Chase Bank N.A.	12/10/15	580
USD	24,517	SEK	200,000	JPMorgan Chase Bank N.A.	12/10/15	580
USD	35,945	SEK	300,000	JPMorgan Chase Bank N.A.	12/10/15	40
USD	37,416	SEK	315,000	JPMorgan Chase Bank N.A.	12/10/15	(283)
USD	42,139	SEK	355,000	JPMorgan Chase Bank N.A.	12/10/15	(348)
USD	42,501	SEK	350,000	JPMorgan Chase Bank N.A.	12/10/15	612
USD	60,792	SEK	500,000	JPMorgan Chase Bank N.A.	12/10/15	951
USD	64,884	SEK	545,000	JPMorgan Chase Bank N.A.	12/10/15	(342)
USD	72,203	SEK	600,000	JPMorgan Chase Bank N.A.	12/10/15	394
USD	83,338	SEK	700,000	JPMorgan Chase Bank N.A.	12/10/15	(440)
USD	85,109	SEK	700,000	JPMorgan Chase Bank N.A.	12/10/15	1,332
USD	159,762	SEK	1,345,000	JPMorgan Chase Bank N.A.	12/10/15	(1,210)
USD	204,575	SEK	1,700,000	JPMorgan Chase Bank N.A.	12/10/15	1,116
USD	47,470	SEK	400,000	Morgan Stanley & Co. International PLC	12/10/15	(403)
USD	4,552	SEK	37,641	UBS AG	12/10/15	47
USD	6,069	SEK	50,189	UBS AG	12/10/15	62
USD	12,138	SEK	100,377	UBS AG	12/10/15	125
USD	83,735	SGD	120,000	Barclays Bank PLC	12/10/15	(387)
USD	84,060	SGD	120,000	Barclays Bank PLC	12/10/15	(62)
USD	144,234	SGD	205,000	Goldman Sachs International	12/10/15	526
USD	147,250	SGD	210,000	Goldman Sachs International	12/10/15	36
USD	144,353	SGD	205,000	HSBC Bank PLC	12/10/15	645
USD	35,478	SGD	50,000	JPMorgan Chase Bank N.A.	12/10/15	427
USD	14,085	SGD	20,000	Morgan Stanley & Co. International PLC	12/10/15	64

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	53

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	126,761	SGD	180,000	Morgan Stanley & Co. International PLC	12/10/15	$ 578
USD	7,160	SGD	10,000	UBS AG	12/10/15	150
USD	91,274	SGD	130,000	UBS AG	12/10/15	142
USD	166,251	TRY	520,000	HSBC Bank PLC	12/10/15	(1,810)
USD	51,087	TRY	160,000	JPMorgan Chase Bank N.A.	12/10/15	(624)
USD	168,353	TRY	525,000	JPMorgan Chase Bank N.A.	12/10/15	(1,324)
USD	114,388	TRY	345,703	Morgan Stanley & Co. International PLC	12/10/15	2,659
USD	18,419	TWD	600,000	Goldman Sachs International	12/10/15	190
USD	95,414	TWD	3,100,000	Morgan Stanley & Co. International PLC	12/10/15	1,229
USD	33,805	TWD	1,100,000	UBS AG	12/10/15	384
USD	42,663	TWD	1,400,000	UBS AG	12/10/15	128
USD	70,208	TWD	2,300,000	UBS AG	12/10/15	328
USD	101,570	TWD	3,300,000	UBS AG	12/10/15	1,308
USD	388,427	TWD	12,620,000	UBS AG	12/10/15	5,003
USD	444,752	TWD	14,450,000	UBS AG	12/10/15	5,729
THB	430,000	USD	11,841	Barclays Bank PLC	12/11/15	(25)
THB	467,488	USD	12,781	Barclays Bank PLC	12/11/15	66
THB	1,051,849	USD	28,756	Barclays Bank PLC	12/11/15	148
THB	98,729	USD	2,698	Deutsche Bank AG	12/11/15	15
THB	222,140	USD	6,069	Deutsche Bank AG	12/11/15	35
THB	1,200,000	USD	33,213	Deutsche Bank AG	12/11/15	(239)
THB	1,200,000	USD	32,850	Goldman Sachs International	12/11/15	124
THB	700,000	USD	19,042	HSBC Bank PLC	12/11/15	192
THB	1,200,000	USD	32,644	HSBC Bank PLC	12/11/15	330
THB	233,783	USD	6,390	Morgan Stanley & Co. International PLC	12/11/15	34
THB	430,000	USD	11,875	Morgan Stanley & Co. International PLC	12/11/15	(60)
THB	500,000	USD	13,733	Morgan Stanley & Co. International PLC	12/11/15	6
THB	526,011	USD	14,378	Morgan Stanley & Co. International PLC	12/11/15	76
THB	800,000	USD	22,118	Morgan Stanley & Co. International PLC	12/11/15	(135)
THB	1,800,000	USD	49,245	Morgan Stanley & Co. International PLC	12/11/15	216
THB	440,000	USD	12,128	UBS AG	12/11/15	(37)
USD	2,877	THB	104,199	Barclays Bank PLC	12/11/15	14
USD	6,397	THB	233,032	Barclays Bank PLC	12/11/15	(6)
USD	13,667	THB	494,946	Barclays Bank PLC	12/11/15	67
USD	41,856	THB	1,520,000	Barclays Bank PLC	12/11/15	89
USD	15,570	THB	566,968	Deutsche Bank AG	12/11/15	(10)
USD	27,315	THB	1,000,000	Deutsche Bank AG	12/11/15	(164)
USD	66,427	THB	2,400,000	Deutsche Bank AG	12/11/15	479
USD	1,624	THB	59,226	Goldman Sachs International	12/11/15	(3)
USD	19,423	THB	700,000	Goldman Sachs International	12/11/15	188
USD	35,539	THB	1,300,000	Goldman Sachs International	12/11/15	(183)
USD	35,587	THB	1,300,000	Goldman Sachs International	12/11/15	(135)
USD	36,071	THB	1,300,000	Goldman Sachs International	12/11/15	349

See Notes to Financial Statements.

54	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	11,038	THB	400,000	JPMorgan Chase Bank N.A.	12/11/15	$ 47
USD	8,166	THB	295,801	Morgan Stanley & Co. International PLC	12/11/15	38
USD	10,978	THB	400,000	Morgan Stanley & Co. International PLC	12/11/15	(13)
USD	31,267	THB	1,140,774	Morgan Stanley & Co. International PLC	12/11/15	(80)
USD	33,543	THB	1,200,000	Morgan Stanley & Co. International PLC	12/11/15	569
USD	35,941	THB	1,300,000	Morgan Stanley & Co. International PLC	12/11/15	220
USD	38,790	THB	1,405,054	Morgan Stanley & Co. International PLC	12/11/15	182
USD	41,977	THB	1,520,000	Morgan Stanley & Co. International PLC	12/11/15	210
USD	42,999	THB	1,560,000	UBS AG	12/11/15	133
Total						$6,222

Centrally Cleared Credit Default Swaps — Sold Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
iTraxx Crossover Series 24 Version 1	5.00%	12/20/20	B+	EUR	2,460	$(56,301)

[1]	Using S&P’s rating of the issuer of the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Depreciation
1.92%[1]	3-month LIBOR	12/31/15[2]	7/31/22	USD	7,450	$(88,142)
0.85%[3]	6-month EURIBOR	12/10/15[2]	8/15/24	EUR	1,190	(1,028)
Total						$(89,170)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	55

Schedule of Investments (continued)

OTC Total Return Swaps

Reference Entity	Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Change in Return of the Consumer Price Index for all Urban Consumers	1.38%[1]	Citibank N.A.	9/22/20	USD	2,250	$6,605	—	$ 6,605

Change in Return of the Consumer Price Index for all Urban Consumers	1.73%[2]	Citibank N.A.	9/22/25	USD	2,250	(15,623)	—	(15,623)
Total						$(9,018)	—	$ (9,018)

[1]	Fund pays the total return of the reference entity and receives the fixed rate. Net payment made at termination.

[2]	Fund pays the fixed rate and receives the total return of the reference entity. Net payment made at termination.

Transactions in Options Written for the Year Ended September 30, 2015

	Calls		Puts
	Contracts	Premiums Received	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of year	8	$3,270	48	—	$17,323
Options written	923	910,359	1,115	500	902,645
Options expired	—	—	(147)	(500)	(25,413)
Options closed	(931)	(913,629)	(1,016)	—	(894,555)
Outstanding options, end of year	—	—	—	—	—

[1]	Amount shown is in the currency in which the transaction was denominated.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	$102,742	$51,335	$540,514	—	$694,591
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,335,243	—	—	1,335,243
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	—	—	—	$ 6,605	6,605

Total		—	—	$102,742	$1,386,578	$540,514	$ 6,605	$2,036,439

Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	$1,029,163	$32,860	$786,089	—	$1,848,112
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,329,021	—	—	1,329,021
Swaps — OTC	Unrealized depreciation on OTC swaps	—	—	—	—	—	$15,623	15,623
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$56,301	—	—	89,170	—	145,471

Total		—	$56,301	$1,029,163	$1,361,881	$875,259	$15,623	$3,338,227

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

56	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (continued)

For the year ended September 30, 2015, the effect of derivative financial instruments in the Statement of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	$2,240,697	$3,585,529	$(8,554,634)	—	$ (2,728,408)
Foreign currency transactions	—	—	—	29,427,707	—	—	29,427,707
Options purchased[1]	—	—	—	(7,698)	(207,873)	—	(215,571)
Options written	—	—	—	1,635	(143,228)	—	(141,593)
Swaps	—	$(1,259,696)	427,965	—	(175,438)	—	(1,007,169)

Total	—	$(1,259,696)	$2,668,662	$33,007,173	$(9,081,173)	—	$25,334,966

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$(2,714,048)	$(156,762)	$(140,260)	—	$ (3,011,070)
Foreign currency translations	—	—	—	(5,876,477)	—	—	(5,876,477)
Options purchased[1]	—	—	—	—	(24,603)	—	(24,603)
Options written	—	—	—	—	1,532	—	1,532
Swaps	—	$(82,025)	1,283,151	—	(265,236)	$(9,018)	926,872

Total	—	$(82,025)	$(1,430,897)	$(6,033,239)	$(428,567)	$(9,018)	$ (7,983,746)

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$153,127,240
Average notional value of contracts — short	$411,071,529
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$428,157,977
Average amounts sold — USD	$174,862,941
Options:
Average value of option contracts purchased	$13,772
Average value of option contracts written	$72,983
Credit default swaps:
Average notional value — buy protection	$157,194
Average notional value — sell protection	$10,340,006
Interest rate swaps:
Average notional value — pays fixed rate	$9,637,706
Average notional value — receives fixed rate	$1,049,385
Total return swaps:
Average notional value	$18,408,002

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$2,177,050	$1,545,596
Forward foreign currency exchange contracts	1,335,243	1,329,021
Swaps — Centrally cleared	33,505	—
Swaps — OTC[1]	6,605	15,623

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,552,403	$2,890,240
Derivatives not subject to an Master Netting Agreement or similar agreement (“MNA”)	(2,210,555)	(1,545,596)

Total derivative assets and liabilities subject to an MNA	$1,341,848	$1,344,644

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	57

Schedule of Investments (continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 150,528	$ (10,008)	—	—	$140,520
Barclays Bank PLC	27,890	(27,890)	—	—	—
BNP Paribas S.A.	55,243	(55,243)	—	—	—
Citibank N.A.	126,089	(112,496)	—	—	13,593
Credit Suisse International	84,374	(78,442)	—	—	5,932
Deutsche Bank AG	96,119	(93,534)	—	—	2,585
Goldman Sachs International	111,549	(111,549)	—	—	—
HSBC Bank PLC	41,581	(41,581)	—	—	—
JPMorgan Chase Bank N.A.	238,512	(146,204)	—	—	92,308
Morgan Stanley & Co. International PLC	64,755	(64,755)	—	—	—
Royal Bank of Canada	3,843	(3,843)	—	—	—
Royal Bank of Scotland PLC	1,493	(1,425)	—	—	68
Société Générale	3,026	(454)	—	—	2,572
Standard Chartered Bank	39,152	(13,375)	—	—	25,777
State Street Bank and Trust Co.	130,821	(39,512)	—	—	91,309
UBS AG	163,747	(97,623)	—	—	66,124
Westpac Banking Corp.	3,126	(3,126)	—	—	—

Total	$1,341,848	$(901,060)	—	—	$440,788

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$ 10,008	$ (10,008)	—	—	—
Barclays Bank PLC	112,082	(27,890)	—	—	$ 84,192
BNP Paribas S.A.	107,639	(55,243)	—	—	52,396
Citibank N.A.	112,496	(112,496)	—	—	—
Credit Suisse International	78,442	(78,442)	—	—	—
Deutsche Bank AG	93,534	(93,534)	—	—	—
Goldman Sachs International	382,797	(111,549)	—	—	271,248
HSBC Bank PLC	57,027	(41,581)	—	—	15,446
JPMorgan Chase Bank N.A.	146,204	(146,204)	—	—	—
Morgan Stanley & Co. International PLC	75,831	(64,755)	—	—	11,076
Royal Bank of Canada	11,529	(3,843)	—	—	7,686
Royal Bank of Scotland PLC	1,425	(1,425)	—	—	—
Société Générale	454	(454)	—	—	—
Standard Chartered Bank	13,375	(13,375)	—	—	—
State Street Bank and Trust Co.	39,512	(39,512)	—	—	—
UBS AG	97,623	(97,623)	—	—	—
Westpac Banking Corp.	4,666	(3,126)	—	—	1,540

Total	$1,344,644	$(901,060)	—	—	$443,584

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

58	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Schedule of Investments (concluded)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$4,822,735	—	$4,822,735
Common Stocks	$39,777,659	143,823,014	$5,440	183,606,113
Corporate Bonds	—	56,904,243	—	56,904,243
Foreign Agency Obligations	—	24,224,023	—	24,224,023
Foreign Government Obligations	—	80,630,021	—	80,630,021
Non-Agency Mortgage-Backed Securities	—	3,510,669	—	3,510,669
U.S. Government Sponsored Agency Securities	—	30,471,760	—	30,471,760
U.S. Treasury Obligations	—	13,197,375	—	13,197,375
Short-Term Securities	257,124,141	795,967	—	257,920,108
Liabilities:
Investments:
TBA Sale Commitments	—	(3,565,379)	—	(3,565,379)

Total	$296,901,800	$354,814,428	$5,440	$651,721,668

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$102,742	—	—	$102,742
Foreign currency exchange contracts	51,335	$1,335,243	—	1,386,578
Interest rate contracts	540,514	—	—	540,514
Other contracts	—	6,605	—	6,605
Liabilities:
Credit contracts	—	(56,301)	—	(56,301)
Equity contracts	(1,029,163)	—	—	(1,029,163)
Foreign currency exchange contracts	(32,860)	(1,329,021)	—	(1,361,881)
Interest rate contracts	(786,089)	(89,170)	—	(875,259)
Other contracts	—	(15,623)	—	(15,623)

Total	$(1,153,521)	$(148,267)	—	$(1,301,788)

[1]    Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$45,043	—	—	$45,043
Cash pledged for financial futures contracts	8,201,710	—	—	8,201,710
Cash pledged for centrally cleared swaps	311,980	—	—	311,980
Foreign currency at value	7,203,295	—	—	7,203,295
Liabilities:
Collateral on securities loaned at value	—	$(795,967)	—	(795,967)

Total	$15,762,028	$(795,967)	—	$14,966,061

During the year ended September 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	59

Statement of Assets and Liabilities

September 30, 2015

Assets
Investments at value — unaffiliated (including securities loaned at value of $771,519) (cost — $421,696,624)	$397,366,939
Investments at value — affiliated (cost — $257,920,108)	257,920,108
Cash	45,043
Cash pledged:
Financial futures contracts	8,201,710
Centrally cleared swaps	311,980
Foreign currency at value (cost — $7,229,372)	7,203,295
Receivables:
Investments sold	836,058
Securities lending income — affiliated	3,153
TBA sale commitments	3,553,154
Capital shares sold	426,345
Dividends — affiliated	17,879
Dividends — unaffiliated	612,017
Interest	1,468,631
From the Manager	150
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,335,243
OTC swaps	6,605
Variation margin receivable on financial futures contracts	2,177,050
Variation margin receivable on centrally cleared swaps	33,505
Prepaid expenses	34,491
Other assets	6,570

Total assets	681,559,926

Liabilities
Collateral on securities loaned at value	795,967
TBA sale commitments at value (proceeds $3,553,154)	3,565,379
Payables:
Investments purchased	27,350,072
Capital shares redeemed	1,025,527
Investment advisory fees	281,214
Officer’s and Trustees’ fees	6,328
Other accrued expenses	422,992
Other affiliates	182,872
Service and distribution fees	122,354
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,329,021
OTC swaps	15,623
Variation margin payable on financial futures contracts	1,545,596

Total liabilities	36,642,945

Net Assets	$644,916,981

Net Assets Consist of
Paid-in capital	$644,555,998
Undistributed net investment income	21,458,812
Undistributed net realized gain	4,573,353
Net unrealized appreciation (depreciation)	(25,671,182)

Net Assets	$644,916,981

Net Asset Value
Institutional — Based on net assets of $265,521,221 and 18,696,193 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.20

Service — Based on net assets of $1,702,828 and 120,597 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.12

Investor A — Based on net assets of $308,570,343 and 21,857,621 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.12

Investor B — Based on net assets of $3,395,081 and 245,781 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.81

Investor C — Based on net assets of $65,727,508 and 4,786,882 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.73

See Notes to Financial Statements.

60	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Statement of Operations

Year Ended September 30, 2015

Investment Income
Interest	$3,874,888
Dividends — unaffiliated	4,981,625
Dividends — affiliated	332,987
Securities lending — affiliated — net	19,378
Foreign taxes withheld	(506,704)

Total income	8,702,174

Expenses
Investment advisory	3,938,535
Service and distribution — class specific	1,605,625
Transfer agent — class specific	1,173,045
Administration	355,785
Administration — class specific	152,783
Accounting services	139,783
Professional	123,520
Registration	101,937
Printing	86,314
Custodian	33,653
Officer and Trustees	27,025
Miscellaneous	36,845
Recoupment of past waived and/or reimbursed fees — class specific	5,093

Total expenses	7,779,943
Less:
Fees waived by the Manager	(198,333)
Administration fees waived — class specific	(1,103)
Transfer agent fees waived — class specific	(3,292)
Transfer agent fees reimbursed — class specific	(1,262)

Total expenses after fees waived and/or reimbursed	7,575,953

Net investment income	1,126,221

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	6,063,948
Investments — affiliated	9,440
Capital gain distributions received from affiliated investment companies	28,007
Options written	(141,593)
Financial futures contracts	(2,728,408)
Swaps	(1,007,169)
Foreign currency transactions	29,939,211

32,163,436

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(32,974,244)
Investments — affiliated	33,747
Options written	1,532
Financial futures contracts	(3,011,070)
Swaps	926,872
Foreign currency translations	(5,813,211)

(40,836,374)

Net realized and unrealized loss	(8,672,938)

Net Decrease in Net Assets Resulting from Operations	$(7,546,717)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	61

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$1,126,221	$82,013
Net realized gain	32,163,436	53,147,382
Net change in unrealized appreciation (depreciation)	(40,836,374)	(9,681,308)

Net increase (decrease) in net assets resulting from operations	(7,546,717)	43,548,087

Distributions to Shareholders From[1]
Net investment income:
Institutional	(7,149,829)	(2,940,379)
Service	(31,675)	(17,511)
Investor A	(6,670,170)	(3,753,926)
Investor B	(61,710)	(78,744)
Investor C	(1,086,621)	(649,050)
Net realized gain:
Institutional	(16,489,741)	(19,653,564)
Service	(83,973)	(140,882)
Investor A	(17,397,558)	(30,046,152)
Investor B	(318,235)	(927,559)
Investor C	(3,827,246)	(6,652,735)

Decrease in net assets resulting from distributions to shareholders	(53,116,758)	(64,860,502)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(70,375,042)	194,193,414

Net Assets
Total increase (decrease) in net assets	(131,038,517)	172,880,999
Beginning of year	775,955,498	603,074,499

End of year	$644,916,981	$775,955,498

Undistributed net investment income, end of year	$21,458,812	$7,792,858

[1]	Distributions for annual periods determined in accordance with federal tax regulations.

See Notes to Financial Statements.

62	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Financial Highlights

	Institutional
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$15.52	$15.95	$15.37	$14.03	$14.31

Net investment income[1]	0.06	0.04	0.19	0.23	0.29
Net realized and unrealized gain (loss)	(0.23)	1.04	1.19	1.68	(0.26)

Net increase (decrease) from investment operations	(0.17)	1.08	1.38	1.91	0.03

Distributions from:[2]
Net investment income	(0.35)	(0.20)	(0.22)	(0.26)	(0.31)
Net realized gain	(0.80)	(1.31)	(0.58)	(0.31)	—

Total distributions	(1.15)	(1.51)	(0.80)	(0.57)	(0.31)

Net asset value, end of year	$14.20	$15.52	$15.95	$15.37	$14.03

Total Return[3]
Based on net asset value	(1.27)%	7.02%	9.35%	13.89%	0.06%

Ratios to Average Net Assets
Total expenses[4]	0.84%[5]	0.85%[5]	0.91%[5]	0.95%[5]	0.94%

Total expenses after fees waived and/or reimbursed and paid indirectly[4]	0.81%	0.82%	0.87%	0.90%	0.90%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense[4]	0.81%	0.82%	0.87%	0.89%	0.89%

Net investment income[4]	0.40%	0.28%	1.22%	1.59%	1.91%

Supplemental Data
Net assets, end of year (000)	$265,521	$342,794	$132,007	$59,041	$40,259

Portfolio turnover rate[6]	295%	181%	192%	324%	401%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.08%	0.11%	0.10%	0.05%	—

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 0.89% and 0.91%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015 and September 30, 2014.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	295%	181%	192%	254%	236%

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	63

Financial Highlights (continued)

	Service
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$15.44	$15.90	$15.31	$13.99	$14.27

Net investment income (loss)[1]	0.01	(0.01)	0.15	0.19	0.25
Net realized and unrealized gain (loss)	(0.23)	1.02	1.19	1.67	(0.26)

Net increase (decrease) from investment operations	(0.22)	1.01	1.34	1.86	(0.01)

Distributions from:[2]
Net investment income	(0.30)	(0.16)	(0.17)	(0.23)	(0.27)
Net realized gain	(0.80)	(1.31)	(0.58)	(0.31)	—

Total distributions	(1.10)	(1.47)	(0.75)	(0.54)	(0.27)

Net asset value, end of year	$14.12	$15.44	$15.90	$15.31	$13.99

Total Return[3]
Based on net asset value	(1.58)%	6.57%	9.06%	13.53%	(0.21)%

Ratios to Average Net Assets
Total expenses[4]	1.21%[5]	1.21%[5]	1.24%[5]	1.27%	1.24%

Total expenses after fees waived and/or reimbursed and paid indirectly[4]	1.17%	1.17%	1.17%	1.18%	1.18%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense[4]	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income (loss)[4]	0.05%	(0.04)%	0.95%	1.30%	1.63%

Supplemental Data
Net assets, end of year (000)	$1,703	$1,703	$1,774	$1,915	$1,676

Portfolio turnover rate[6]	295%	181%	192%	324%	401%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.08%	0.11%	0.10%	0.05%	—

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for years ended September 30, 2015, September 30, 2014 and September 30, 2013, the ratios would have been 1.17%, 1.17% and 1.23%, respectively.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	295%	181%	192%	254%	236%

See Notes to Financial Statements.

64	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Financial Highlights (continued)

	Investor A
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$15.43	$15.89	$15.30	$13.98	$14.26

Net investment income (loss)[1]	0.02	(0.00)[2]	0.15	0.19	0.25
Net realized and unrealized gain (loss)	(0.22)	1.01	1.19	1.66	(0.26)

Net increase (decrease) from investment operations	(0.20)	1.01	1.34	1.85	(0.01)

Distributions from:[3]
Net investment income	(0.31)	(0.16)	(0.17)	(0.22)	(0.27)
Net realized gain	(0.80)	(1.31)	(0.58)	(0.31)	—

Total distributions	(1.11)	(1.47)	(0.75)	(0.53)	(0.27)

Net asset value, end of year	$14.12	$15.43	$15.89	$15.30	$13.98

Total Return[4]
Based on net asset value	(1.48)%	6.58%	9.09%	13.51%	(0.23)%

Ratios to Average Net Assets
Total expenses[5]	1.14%	1.16%[6]	1.18%	1.23%	1.20%

Total expenses after fees waived and/or reimbursed and paid indirectly[5]	1.11%	1.13%	1.14%	1.20%	1.20%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense[5]	1.11%	1.13%	1.14%	1.19%	1.19%

Net investment income (loss)[5]	0.11%	(0.00)%	0.98%	1.28%	1.61%

Supplemental Data
Net assets, end of year (000)	$308,570	$350,131	$374,715	$390,209	$370,916

Portfolio turnover rate[7]	295%	181%	192%	324%	401%

[1]	Based on average shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.08%	0.11%	0.10%	0.05%	—

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratios would have been 1.15%.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	295%	181%	192%	254%	236%

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	65

Financial Highlights (continued)

	Investor B
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$15.12	$15.69	$15.10	$13.83	$14.10

Net investment income (loss)[1]	(0.14)	(0.15)	0.01	0.06	0.13
Net realized and unrealized gain (loss)	(0.22)	1.00	1.16	1.65	(0.26)

Net increase (decrease) from investment operations	(0.36)	0.85	1.17	1.71	(0.13)

Distributions from:[2]
Net investment income	(0.15)	(0.11)	(0.01)	(0.13)	(0.14)
Net realized gain	(0.80)	(1.31)	(0.57)	(0.31)	—

Total distributions	(0.95)	(1.42)	(0.58)	(0.44)	(0.14)

Net asset value, end of year	$13.81	$15.12	$15.69	$15.10	$13.83

Total Return[3]
Based on net asset value	(2.54)%	5.56%	8.04%	12.60%	(1.01)%

Ratios to Average Net Assets
Total expenses[4]	2.27%[5]	2.16%[5]	2.10%	2.08%	2.00%

Total expenses after fees waived and/or reimbursed and paid indirectly[4]	2.14%	2.13%	2.06%	2.06%	2.00%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense[4]	2.14%	2.13%	2.06%	2.05%	1.98%

Net investment income (loss)[4]	(0.95)%	(0.98)%	0.08%	0.45%	0.84%

Supplemental Data
Net assets, end of year (000)	$3,395	$6,861	$12,730	$19,077	$31,595

Portfolio turnover rate[6]	295%	181%	192%	324%	401%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.08%	0.11%	0.10%	0.05%	—

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015 and September 30, 2014, the ratios would have been 2.26% and 2.15%, respectively.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	295%	181%	192%	254%	236%

See Notes to Financial Statements.

66	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Financial Highlights (concluded)

	Investor C
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$15.06	$15.60	$15.02	$13.76	$14.04

Net investment income (loss)[1]	(0.08)	(0.10)	0.04	0.08	0.13
Net realized and unrealized gain (loss)	(0.22)	1.00	1.17	1.64	(0.25)

Net increase (decrease) from investment operations	(0.30)	0.90	1.21	1.72	(0.12)

Distributions from:[2]
Net investment income	(0.23)	(0.13)	(0.05)	(0.15)	(0.16)
Net realized gain	(0.80)	(1.31)	(0.58)	(0.31)	—

Total distributions	(1.03)	(1.44)	(0.63)	(0.46)	(0.16)

Net asset value, end of year	$13.73	$15.06	$15.60	$15.02	$13.76

Total Return[3]
Based on net asset value	(2.20)%	5.91%	8.29%	12.75%	(0.94)%

Ratios to Average Net Assets
Total expenses[4]	1.82%	1.84%[5]	1.88%	1.93%	1.93%

Total expenses after fees waived and/or reimbursed and paid indirectly[4]	1.79%	1.81%	1.83%	1.90%	1.93%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense[4]	1.79%	1.81%	1.83%	1.90%	1.92%

Net investment income (loss)[4]	(0.57)%	(0.68)%	0.28%	0.58%	0.89%

Supplemental Data
Net assets, end of year (000)	$65,728	$74,467	$81,850	$86,947	$81,644

Portfolio turnover rate[6]	295%	181%	192%	324%	401%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.08%	0.11%	0.10%	0.05%	—

[5]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014 the ratio would have been 1.83%.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	295%	181%	192%	254%	236%

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	67

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Managed Volatility Portfolio (the “Fund”). The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Service Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment advisor believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in, U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment advisor applies this defensive posture as applicable and consistent with the Fund prospectus.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains,

68	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of business on the NYSE, which follows the close of the local markets.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	69

Notes to Financial Statements (continued)

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse.

If events (e.g. a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such instrument, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayments speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assetsor liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

70	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the fund’s investments and derivative financial instruments have been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage

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Notes to Financial Statements (continued)

loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may

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Notes to Financial Statements (continued)

impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$408,513	$(408,513)	—
Deutsche Bank Securities, Inc.	230,234	(230,234)	—
JP Morgan Clearing Corp.	111,223	(111,223)	—
Nomura Securities International, Inc.	21,549	(21,549)	—
Total	$771,519	$(771,519)	—

[1]

Collateral with a value of $795,967 has been received in conjunction with securities lending agreements for the Fund. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

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Notes to Financial Statements (continued)

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk and interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative

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Notes to Financial Statements (continued)

credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform, though the Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrictor prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

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Notes to Financial Statements (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contracts.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater than $3 Billion	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. For the year ended September 30, 2015, BlackRock waived $198,333. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by the Manager or its affiliates, if any.

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL, BNA and BRS, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service	Investor A	Investor B	Investor C
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the year ended September 30, 2015, the following table shows the class specific service and distribution fees borne directly by each class of the Fund:

Service	Investor A	Investor B	Investor C	Total
$4,198	$839,605	$52,673	$709,149	$1,605,625

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Notes to Financial Statements (continued)

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2015, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Total
$ 219,181	$ 2,709	$ 8,979	$ 230,869

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2015, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Investor B	Investor C	Total
$2,163	$ 141	$ 102,364	$ 5,808	$ 4,446	$ 114,922

For the year ended September 30, 2015, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Service	Investor A	Investor B	Investor C	Total
$ 420,212	$ 3,753	$ 635,567	$ 29,669	$ 83,844	$ 1,173,045

Effective January 1, 2015, the Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

Prior to January 1, 2015, BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager acted as co-administrators for the Fund. For these services, the co-administrators received an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of the Fund. The combined administration fee, which is shown as administration in the Statement of Operations, was paid at the annual rates below. In addition, each of the share classes was charged an administration fee, which is shown as administration — class specific in the Statement of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended September 30, 2015, the Fund paid $457,974 to the Manager in return for these services, which is included in administration and administration — class specific in the Statement of Operations.

For the year ended September 30, 2015, the following table shows the class specific administration fees borne directly by each class of the Fund:

Institutional	Service	Investor A	Investor B	Investor C	Total
$ 64,715	$ 356	$ 71,474	$ 1,136	$ 15,102	$ 152,783

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	77

Notes to Financial Statements (continued)

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class, which are included in administration fees waived — class specific in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Service	Investor A	Investor B	Investor C
0.89%	1.17%	1.37%	2.14%	2.14%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2016 unless approved by the Board, including a majority of the independent Trustees.

Class specific expense waivers or reimbursements are as follows:

	Service	Investor B	Total
Administration Fees Waived	$ 31	$1,072	$1,103
Transfer Agent Fees Waived	$ 11	$3,281	$3,292
Transfer Agent Fees Reimbursed	$150	$1,112	$1,262

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2015, the Manager recouped waivers and/or reimbursements previously recorded of $3,940, $630 and $523 for Institutional Shares, Service Shares and Investor B Shares, respectively.

On September 30, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expires September 30,	Service	Investor B
2016	$ 63	—
2017	$191	$5,466

For the year ended September 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $17,791.

For the year ended September 30, 2015, affiliates received CDSCs as follows:

Investor A	Investor B	Investor C	Total
$ 267	$ 308	$ 3,186	$ 3,761

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

78	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended September 30, 2015, the Fund paid BIM $4,844 for securities lending agent services.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statement of Operations.

7. Purchases and Sales:

For the year ended September 30, 2015, purchases and sales of investments, including paydowns, TBA transactions and excluding short-term securities were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$1,290,673,157	$1,239,769,344
U.S. Government Securities	$7,405,162	$4,657,762

For the year ended September 30, 2015, purchases and sales related to mortgage dollar rolls were $595,097 and 595,898, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, foreign currency transactions and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Undistributed net investment income	$ 27,539,738
Undistributed net realized gain	$(27,539,738)

The tax character of distributions paid was as follows:

	09/30/15	09/30/14
Ordinary income	$30,672,385	$32,776,803
Long-term capital gains	22,444,373	32,083,699

Total	$53,116,758	$64,860,502

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	79

Notes to Financial Statements (continued)

As of period end, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$21,779,615
Undistributed long-term capital gains	4,089,021
Net unrealized losses[1]	(25,507,653)

Total	$360,983

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the realization for tax purposes of unrealized gain on investment in passive foreign investment companies and the accounting for swap agreements.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$680,568,290

Gross unrealized appreciation	$ 5,239,712
Gross unrealized depreciation	(30,520,955)

Net unrealized depreciation	$ (25,281,243)

9. Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Fund, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2015, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

80	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Notes to Financial Statements (concluded)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,867,414	$57,700,050	18,459,670	$291,296,269
Shares issued in reinvestment of distributions	1,215,917	17,582,178	1,325,140	20,157,670
Shares redeemed	(8,481,085)	(127,257,074)	(5,967,622)	(92,271,562)

Net increase (decrease)	(3,397,754)	$(51,974,846)	13,817,188	$219,182,377

Service
Shares sold	10,488	$153,634	3,606	$57,541
Shares issued in reinvestment of distributions	7,737	111,490	10,118	153,456
Shares redeemed	(7,934)	(119,894)	(14,985)	(235,818)

Net increase (decrease)	10,291	$145,230	(1,261)	$(24,821)

Investor A
Shares sold and automatic conversion of shares	1,383,569	$20,577,493	996,006	$15,419,000
Shares issued in reinvestment of distributions	1,637,182	23,575,412	2,177,841	33,005,225
Shares redeemed	(3,849,065)	(57,221,538)	(4,075,561)	(63,161,360)

Net decrease	(828,314)	$(13,068,633)	(901,714)	$(14,737,135)

Investor B
Shares sold	2,014	$33,315	5,115	$78,672
Shares issued in reinvestment of distributions	26,047	369,876	65,575	980,348
Shares redeemed and automatic conversion of shares	(235,961)	(3,438,472)	(428,394)	(6,529,169)

Net decrease	(207,900)	$(3,035,281)	(357,704)	$(5,470,149)

Investor C
Shares sold	608,607	$8,793,934	271,370	$4,093,112
Shares issued in reinvestment of distributions	332,475	4,681,258	468,294	6,958,846
Shares redeemed	(1,099,226)	(15,916,704)	(1,042,063)	(15,808,816)

Net decrease	(158,144)	$(2,441,512)	(302,399)	$(4,756,858)

Total Net Increase (Decrease)	(4,581,821)	$(70,375,042)	12,254,110	$194,193,414

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	81

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock FundsSM and Shareholders of BlackRock Managed Volatility Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Managed Volatility Portfolio (the “Fund”), a series of BlackRock Funds, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Managed Volatility Portfolio as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2015

Important Tax Information (Unaudited)

During the fiscal year ended September 30, 2015, the following information is provided with respect to the ordinary income distribution paid by the Fund:

Payable Date	12/31/14
Qualified Dividend Income for Individuals[1]	10.77%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	6.90%
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[2]	52.92%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.469652 per share to shareholders of record on December 29, 2014.

82	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Managed Volatility Portfolio (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Asset Management North Asia Limited (“BAMNA”) with respect to the Fund (the “BAMNA Sub-Advisory Agreement”), the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to the Fund (the “BIL Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock (Singapore) Limited (“BRS,” and together with BAMNA and BIL, the “Sub-Advisors”) with respect to the Fund (the “BRS Sub-Advisory Agreement,” and together with the BAMNA Sub-Advisory Agreement and the BIL Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships withthird party service providers.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	83

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1 and certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund and each of the Sub-Advisory Agreements between the Manager and the pertinent Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

84	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category and certain performance metrics. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, first and second quartiles, respectively, against its Lipper Performance Universe. The Board also noted a comparison of Fund performance relative to certain other performance metrics that reflect the Fund’s performance in light of its outcome-oriented objective. BlackRock believes that these additional performance metrics are appropriate given the Fund’s objective.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	85

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund, the BAMNA Sub-Advisory Agreement between the Manager and BAMNA with respect to the Fund, the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Fund and the BRS Sub-Advisory Agreement between the Manager and BRS with respect to the Fund, each for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

86	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 160 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 160 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 160 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	108 RICs consisting of 235 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 160 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; President, London Center for Policy Research since 2012; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 160 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 160 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 160 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 160 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 160 Portfolios	None

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	87

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[2] (concluded)
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 160 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 160 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 160 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[3]    Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock(“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	108 RICs consisting of 235 Portfolios	None
John M. Perlowski 1964	Trustee, President, and Chief Executive Officer	Since 2015	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 333 Portfolios	None

[4]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is also a board member of the BlackRock Closed-End Complex. Interested Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

88	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years

Trust Officers[2]
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 18, 2015, Ian MacKinnon resigned as a Trustee of the Trust.

Effective September 25, 2015, John M. Perlowski was appointed to serve as a Trustee of the Trust.

Investment Advisor and

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Accounting Agent and

Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

Wilmington, DE 19809

Sub-Advisors BlackRock International Limited Edinburgh, Scotland EH3 8BL BlackRock Asset Management North Asia Limited Hong Kong BlackRock (Singapore) Limited 079912 Singapore	Custodian The Bank of New York Mellon New York, NY 10286 Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022 Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	89

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washing-ton, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

90	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2015	91

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MV-9/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent: Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock All-Cap Energy & Resources Portfolio	$21,663	$21,163	$0	$0	$13,107	$12,850	$0	$0
BlackRock Emerging Markets Dividend Fund	$35,963	$35,963	$0	$0	$14,127	$13,850	$0	$0
BlackRock Energy & Resources Portfolio	$28,238	$28,238	$0	$0	$13,107	$12,850	$0	$0
BlackRock Flexible Equity Fund	$20,988	$20,988	$0	$0	$13,107	$12,850	$0	$0
BlackRock Global Opportunities Portfolio	$32,463	$27,213	$0	$0	$14,127	$13,850	$0	$0
BlackRock Health Sciences Opportunities Portfolio	$27,288	$22,913	$0	$0	$13,107	$12,850	$0	$0
BlackRock International Opportunities Portfolio	$27,213	$27,213	$0	$0	$14,127	$13,850	$0	$0
BlackRock Managed Volatility Portfolio	$64,638	$64,638	$0	$0	$13,107	$12,850	$0	$0
BlackRock Mid-Cap Growth Equity Portfolio	$20,288	$20,288	$0	$0	$13,107	$12,850	$0	$0

BlackRock Science & Technology Opportunities Portfolio	$37,213	$26,713	$0	$0	$13,107	$12,850	$0	$0
BlackRock Small Cap Growth Equity Portfolio	$22,688	$22,688	$0	$0	$13,107	$12,850	$0	$0
BlackRock U.S. Opportunities Portfolio	$25,313	$22,688	$0	$0	$13,107	$12,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock All-Cap Energy & Resources Portfolio	$13,107	$12,850
BlackRock Emerging Markets Dividend Fund	$14,127	$13,850
BlackRock Energy & Resources Portfolio	$13,107	$12,850
BlackRock Flexible Equity Fund	$13,107	$12,850
BlackRock Global Opportunities Portfolio	$14,127	$13,850
BlackRock Health Sciences Opportunities Portfolio	$13,107	$12,850
BlackRock International Opportunities Portfolio	$14,127	$13,850
BlackRock Managed Volatility Portfolio	$13,107	$12,850
BlackRock Mid-Cap Growth Equity Portfolio	$13,107	$12,850
BlackRock Science & Technology Opportunities Portfolio	$13,107	$12,350
BlackRock Small Cap Growth Equity Portfolio	$13,107	$12,850
BlackRock U.S. Opportunities Portfolio	$13,107	$12,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in
Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: December 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: December 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: December 2, 2015